As filed with the Securities and Exchange Commission on January 4, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2021
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Impact Fund

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Strategic Income Fund

Annual Report

October 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	5
Floating Rate Income Fund	9
High Income Bond Fund	12
Municipal High Income Fund	15
Municipal Impact Fund	18
Municipal Intermediate Bond Fund	21
Short Duration Bond Fund	24
Strategic Income Fund	27
FUND EXPENSE INFORMATION	36
LEGEND	39

SCHEDULE OF INVESTMENTS

Core Bond Fund	41
Emerging Markets Debt Fund	53
Positions by Industry	73
Floating Rate Income Fund	82
Positions by Country	99
High Income Bond Fund	103
Positions by Country	117
Municipal High Income Fund	120
Municipal Impact Fund	130
Municipal Intermediate Bond Fund	136
Short Duration Bond Fund	146
Positions by Country	154
Strategic Income Fund	156
Positions by Country	196

FINANCIAL STATEMENTS	210

FINANCIAL HIGHLIGHTS (ALL CLASSES)

Core Bond Fund	256
Emerging Markets Debt Fund	258
Floating Rate Income Fund	258
High Income Bond Fund	260
Municipal High Income Fund	262
Municipal Impact Fund	264
Municipal Intermediate Bond Fund	264
Short Duration Bond Fund	266
Strategic Income Fund	268
Reports of Independent Registered Public Accounting Firms	274
Directory	276
Trustees and Officers	277
Proxy Voting Policies and Procedures	286
Quarterly Portfolio Schedule	286
Liquidity Risk Management Program	286
Board Consideration of the Management Agreements	286
Notice to Shareholders	293

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds covering the 12 months ended October 31, 2021 (the reporting period).

The U.S. economy continued to recover from its pandemic-induced downturn over the reporting period. The introduction and subsequent rollout of several COVID-19 vaccines boosted consumer confidence and spending, leading to generally strong gross domestic product (GDP) growth and falling unemployment. That said, several challenges remain, including potential new strains of the virus, supply chain headwinds and rising inflation.

Against this backdrop, U.S. fiscal and monetary policy remained highly accommodative. In terms of fiscal stimulus, the U.S. government passed a $900 billion package in late 2020, followed by a $1.9 trillion package in the first quarter of 2021. Meanwhile, the U.S. Federal Reserve Board (Fed) kept the federal funds rate in the zero-lower-bound range of 0.00% to 0.25% and continued its quantitative easing program. However, as telegraphed by the Fed, in early November (after the reporting period ended) the central bank announced its intent to begin tapering its monthly asset purchase program.

Turning to the bond market, Treasury yields moved sharply higher over the period. The economic rebound, rising inflation and expectations for monetary policy tightening contributed to the increase in yields. Meanwhile, credit spreads, which substantially widened when the pandemic initially took hold, continued to tighten as the reporting period progressed. All told, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, delivered a negative total return for the reporting period.

As we look at the remainder of the year and beyond, we see the investment environment changing. It is our view that monetary stimulus has peaked, with the Fed starting to reduce bond purchases. After the potential passage of additional fiscal spending in the U.S. in the fourth quarter of 2021, we believe that we will likely also see the end of aggressive federal spending in the near term. At the same time, two new challenges are emerging. The first is in China, where authorities are modifying their medium-term growth targets, which we believe will likely lead to a less robust global growth outlook. While we do not anticipate idiosyncratic stresses to develop into a broad market event, the last few months should serve as a reminder that individual credit risk has not disappeared from bond markets. A second challenge relates to energy. The recent rise in prices—and shortages in some countries—is leading to macroeconomic, and in some cases, credit stresses. This could ultimately affect the intermediate-term inflation outlook in several countries. Overall, we see the fourth quarter as a potential period of inflection, in which many of the trends that have dominated markets begin to change. As such, we believe investors should reorient their portfolios for an increase in volatility that will likely emerge in 2022.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class delivered a 1.28% total return for the 12 months ended October 31, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which saw a -0.48% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Rising yields dragged down the overall bond market, as yields and bond prices move in opposite directions. Meanwhile, U.S. credit spreads steadily tightened over the reporting period on the back of strong earnings, sound fundamentals and the continued reopening of the U.S. economy.

Security selection within U.S. investment-grade credit was the main driver of the Fund's relative outperformance over the reporting period, as we relied on our strong fundamental credit research capability. Out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS) and diversified exposures across securitized sectors, namely credit-risk transfer and commercial mortgage-backed securities, were other notable contributors over the period. Active duration positioning further aided performance. Security selection within U.S. agency mortgage-backed securities modestly detracted from returns. However, this was more than offset by the Fund's overweight positioning to the sector versus the Index over the reporting period.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

There were several adjustments made to the Fund during the reporting period. We actively managed duration/yield curve positioning. Notably, we increased duration to a neutral position following the first quarter 2021 rate sell-off and reduced duration to a relative underweight versus the Index to end the period. Similarly, we exited the Fund's position in TIPS as inflation expectations, as measured by the U.S. 10-year breakeven inflation rate, approached our target level. In terms of investment-grade credit positioning, we continued to be active in our security selection. To close the period, we emphasized financials given our view that an improving economic backdrop and continued (though diminishing) fiscal/monetary support has reduced event risk in the U.S. banking system.

With what appears to us to be a sustainable economic recovery and a sharp uptick in inflation, we believe monetary stimulus has peaked in the U.S. However, given a number of potential headwinds, we anticipate the Fed taking a more measured approach towards tightening policy. Meanwhile, we believe that fiscal stimulus is also likely largely in the rearview mirror after several key programs helped the economy recover from the COVID-induced recession. This backdrop is meaningfully different from what bond investors have experienced in recent years, and we believe it is likely to trigger periods of increased market volatility. We are paying especially close attention to inflation. While the Fed has repeatedly characterized rising prices as being largely transitory, there remains much skepticism in the market over whether this view will hold true. Given the shifting fixed income market environment and the many uncertainties that lie ahead, we believe active investment management will be increasingly important in order to navigate what could be rapidly changing market conditions.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	7.4%
Corporate Bonds	25.8
Foreign Government Securities	0.3
Mortgage-Backed Securities	41.1
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	32.4
Short-Term Investments	0.7
Liabilities Less Other Assets	(8.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	0.97%	3.14%	2.93%	4.64%
Institutional Class[3]	10/01/1995	1.28%	3.53%	3.34%	5.04%
Class A4	12/20/2007	0.97%	3.14%	2.94%	4.81%
Class C4	12/20/2007	0.22%	2.37%	2.17%	4.40%
Class R6[4]	01/18/2019	1.39%	3.59%	3.37%	5.05%
With Sales Charge
Class A4		-3.29%	2.24%	2.49%	4.64%
Class C4		-0.76%	2.37%	2.17%	4.40%
Index
Bloomberg U.S. Aggregate Bond Index*[1,14]		-0.48%	3.10%	3.00%	5.04%

*  Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 1.50%, 1.90%, 1.50%, 0.76% and 2.00% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.40%, 1.86%, 1.49%, 0.72% and 1.95% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.97%, 0.45%, 0.83%, 1.58% and 0.35% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year 2020 were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 3.49% total return for the 12 months ended October 31, 2021 (the reporting period), and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered a 2.73% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the reporting period, emerging markets (EM) debt experienced a negative shock from COVID-19 ultimately leading to mixed performance across the asset class. The local currency index (J.P. Morgan GBI-EM Global Diversified) returned 0.84%, the hard currency sovereign debt index (J.P. Morgan EMBI Global Diversified) delivered a 4.41% total return, and the corporate debt index (J.P. Morgan CEMBI Diversified) delivered 4.72%.

Early in the reporting period risk sentiment suffered due to a reacceleration in coronavirus cases and subsequent restrictions. This gave way to a rally as 2020 drew to a close thanks to the positive vaccine news from three providers with efficacy numbers at the upper end of expectations, and with the U.S. Presidential election getting resolved without the contested scenario that had caused some concern. EM debt faced a volatile backdrop in the first half of 2021 as risks assets were supported by the strong economic recovery and continued global vaccine rollout while the reflation trade put pressure on bond markets. U.S. Treasuries sold off sharply with 10-year yields rising to a peak of 1.74% by end-March, retracing this partly by the end of June even as the U.S. Federal Reserve Board (Fed) made a hawkish shift in mid-June. Oil prices performed strongly throughout the period while precious metals suffered, both driven by the positive economic sentiment. The U.S. dollar largely tracked the Treasury yields though registering a big jump following the June Fed meeting. Markets were well supported over the remainder of the summer, partly thanks to COVID-19 proving to be more contained than some had feared, with no major variants emerging since Delta during the reporting period, and an overall dovish stance exhibited by major central banks. This reversed in September and October due to various factors acting as headwinds, including fresh inflationary pressures stemming from a big rise in energy and in particular natural gas prices, and concerns about a major Chinese property developer, China Evergrande Group, and the broader Chinese economy.

The performance drivers were positive across the asset class as hard currency, corporates and local currency all contributed. However, the tactical asset allocation detracted from performance as we maintained an underweight exposure to corporates for most of the reporting period versus the Index and it outperformed the other parts of the asset class. Hard currency contributed primarily due to country allocation driven by the overweight to frontier and high yielding countries, notably Sri Lanka and Angola, which recovered from low levels following the selloff in 2020. The underweight in Turkey detracted, as did security selection in Romania where we prefer the euro-denominated instruments. In the corporate space, the top-down positioning was the main driver while both country allocation and security selection were additive. In country allocation, the overweight exposures to Ghana, India, and Ukraine contributed the most. The overweight to China and security selection within the country detracted the most as there were a number of high-profile events that put pressure on the market including volatility around a financial company in July and in the property sector in September and October. This drag in security selection was offset by positive security selection in the industrials and metals & mining sectors, primarily in Brazil and India. Within local currency both EM foreign currency (FX) and rates contributed to performance. Within FX, the underweight to the Turkish lira and overweight to the Russian ruble were the primary drivers; positions in the South African rand detracted from performance. In local rates our underweight duration positioning in low yielding countries such as Poland and Malaysia and overweight duration positioning to high yielders such as South Africa and Mexico contributed to performance. Our duration positioning in Colombia detracted from performance.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.

Over the reporting period there were a number of changes across the Fund. Within the tactical asset allocation, we started the period with an overweight to hard and local currency, funded by an underweight to corporates. We shifted to a neutral allocation across the portfolio in March. As we moved through the summer, we reduced exposure across all the sub-asset classes and increased the cash position. We began to reduce the cash exposure in October by moving the corporate allocation back to neutral. We remain underweight in hard and local currency at the end of the reporting period.

Within hard currency sovereigns, we continued to be overweight to high yield rated countries as valuations remained attractive, in our view, compared to investment-grade issuers. Specifically, we increased exposure to Colombia following its downgrade to below-investment-grade. We also added to Chile and Peru as valuations became attractive following political turmoil in both countries. We reduced exposure to countries where we have seen valuations tighten, including Saudi Arabia and Russia.

In corporate positioning, we actively participated in the new issuance market throughout the period. Asian markets were quieter than usual in 2021 given the challenges around the Chinese real estate property sector. However, we were active in Latin America across commodities, industrials, and financials. Also, we ended the period with more exposure to India, concentrated in the metals & mining space. We added to Brazil, particularly in the commodities and consumer sectors over the summer; we then reduced exposure to Brazil in September and October as valuations tightened after a strong performance and to reduce risk as GDP forecasts for 2021 and 2022 saw downgrades amidst mounting inflationary pressures. We also reduced exposure in China, where the property sector came under pressure, and decarbonization, regulatory tightening, and zero-COVID policy are expected to drag GDP growth below trend.

On the local currency side, we actively shifted the risk profile throughout the reporting period. We entered the period with an overweight to currencies based on a constructive outlook for economic growth in EM. We reduced currency risk over the summer on signs that market conditions were deteriorating, and global growth expectations were softening following the Delta variant outbreak. We ended the reporting period with a very small overweight to currencies via an overweight in EMEA, Latin America and frontier countries, and an underweight in Asia. The largest overweight positions were in the Russian ruble and Egyptian pound, while we ended the period with the largest underweights in the Filipino peso and Korean won. On the rates side we continued to favor select high yielders with steep curves and where meaningful rate hikes have been priced such as Russia and Mexico, while maintaining underweights across low yielders where we believe the risk/reward looks less attractive also given the risk of persistently higher inflation. We ended the period with overweights in Russia, Indonesia, China, South Africa, and Mexico.

Despite COVID-19 related challenges EM economies have been recovering meaningfully, even if partially. The mid-cycle slowdown also pushed back on ever-higher commodity prices, while the levels remained broadly supportive for EM commodity producers. While the speed of vaccinations has been taking a lower relevance in assessing the outlook for growth as the cases have been coming down at any rate, we believe it does promise a more meaningful catch-up in EM growth catching up with developed markets at a later stage. The economic and policy direction that China is taking domestically has become more relevant, especially for Asia and commodities.

Our base case for EM countries is constructive, however, due to the reflation theme reasserting itself, the downside is a more prolonged and deeper slowdown, possibly caused by tightening financial conditions via China and/or markets' expectations on monetary policies in developed markets. The latter would be particularly difficult for EM local markets, given their cyclical sensitivity. On a more positive note, most policymakers in EM have already increased local policy-rates meaningfully with similar rises in long-term rates; they won't hesitate to raise rates further if needed in response to developed markets. Fundamentally the situation in current accounts and debt profiles doesn't seem onerous, improving EM's ability to deal with headwinds if any.

We continue to hold a defensive cash position in the tactical asset allocation overlay funded by an underweight in hard currency and local currency. Within the sub-asset classes, we have also reduced risk though we still maintain a bias to high yielders in hard and local currency.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	3.49%	3.14%	2.62%
Class A	09/27/2013	3.10%	2.73%	2.23%
Class C	09/27/2013	2.21%	1.97%	1.47%
With Sales Charge
Class A		-1.24%	1.83%	1.69%
Class C		1.22%	1.97%	1.47%
Index
Blended Benchmark*[1,14]		2.73%	3.35%	2.82%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 4.34%, 3.97% and 3.21% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.18%, 3.65% and 2.98% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.02%, 1.42% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated an 8.12% total return for the 12 months ended October 31, 2021 (the reporting period) and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided an 8.47% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, generated a positive return and outperformed longer-duration, lower-yielding fixed income sectors during the reporting period. U.S. 10-Year Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Meanwhile, with corporate fundamentals improving and default rates continuing to decline, yield to maturity over LIBOR on the loan market declined 155 basis points and the weighted average bid price of the Index went from $93.17 to $98.55 over the reporting period.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated given the decline in volatility and increased focus on duration risk. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 2.7% of net assets compared to 7.5% of net assets at beginning of the reporting period.

In terms of the Fund's portfolio credit quality, security selection within non-rated, security selection within and an underweight to BB versus the Index, and an underweight to and security selection within BBB and above rated issuers contributed the most to returns. Conversely, security selection within and a modest overweight to CCC and below and BBB and above and security selection within B rated issuers detracted from results.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

From a sector perspective, security selection within and an underweight to broadcast radio & TV, an overweight to oil & gas, and security selection within financial intermediaries (collateralized loan obligations) were the primary contributors to returns. In contrast, security selection within business equipment & services, security selection within and an underweight to leisure, and security selection within and an overweight to utilities were the largest detractors from performance.

Looking ahead, in our view, senior floating rate loan yields are more than compensating investors for the increasingly benign default outlook, will continue to provide durable income and are especially attractive compared to other fixed income alternatives. While inflation is more persistent than previously anticipated, it is our view that the trajectory of real GDP growth and improved pricing power should be supportive of issuer fundamentals. We believe that pent-up demand for services and travel, combined with strong consumer balance sheets, growing nominal wages, businesses working to rebuild inventories and rehire plus a more communicative Fed, should continue to support economic activity and financial conditions going forward. Our global research team continues to monitor the investment thesis for each issuer in the Fund given the uncertainty around the pandemic and its impact on global supply chains, labor shortages and commodity prices. Even as concerns over higher inflation, supply-side disruptions and geopolitical risk could result in pockets of short-term volatility, we believe our bottom-up, fundamental credit research process focused on security selection while seeking to avoid credit deterioration and putting only our "best ideas" into the Fund, position us well to take advantage of periods of volatility.

Sincerely,

JOSEPH P. LYNCH AND STEPHEN J. CASEY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.4%
One to less than Five Years	33.9
Five to less than Ten Years	63.4
Ten Years or Greater	2.0
N/A**	0.3
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

**  Common stock

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	8.12%	4.11%	4.21%	4.34%
Class A	12/29/2009	7.72%	3.73%	3.83%	3.95%
Class C5	12/30/2009	6.81%	2.93%	3.04%	3.19%
With Sales Charge
Class A		3.12%	2.83%	3.38%	3.58%
Class C5		5.81%	2.93%	3.04%	3.19%
Index
S&P/LSTA Leveraged Loan Index[1,14]		8.47%	4.47%	4.64%	4.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 3.71%, 3.34% and 2.59% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.53%, 3.14% and 2.40% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.84%, 1.24% and 1.96% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 9.21% total return for the 12 months ended October 31, 2021 (the reporting period) and underperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a 10.75% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated a positive total return during the reporting period and significantly outperformed the overall taxable investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, which returned -0.48% during the period. U.S. 10-Year Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Meanwhile, with corporate fundamentals improving and default rates continuing to decline, high yield spreads tightened over the period.

From a sector perspective, security selection within and an underweight to health care versus the Index, an overweight to and security selection within gas distribution and security selection within diversified financial services were the top contributors to performance. In contrast, security selection within and an underweight to energy, security selection within and an overweight to support-services, and security selection within aerospace/defense detracted the most from results.

In terms of the Fund's portfolio credit quality, security selection within and an underweight to BB, an overweight to CCC & below versus the Index, security selection within B, and security selection within BBB and above rated issuers contributed the most to performance. Conversely, security selection within CCC & below and an overweight to B rated issuers versus the Index were the primary detractors.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

As it became increasingly clear that the economic recovery was on track and expectations for growth improved, we selectively increased the Fund's exposure to CCC & below and B rated issuers earlier in the reporting period. As credit spreads narrowed later in the period, especially in issuers within CCC & below and B, in part, on expectations for some issuers to be upgraded, we subsequently decreased the Fund's exposure to CCC & below and B rated securities on relative valuation considerations. Based on individual credit decisions, the Fund's BB rated exposure increased over the reporting period as well.

Looking ahead, we believe current valuations are compensating investors for the increasingly benign default outlook. While inflation is more persistent than previously anticipated, we believe that the trajectory of real GDP growth and improved pricing power should be supportive of issuer fundamentals. It is our view that pent-up demand, combined with strong consumer balance sheets, growing nominal wages, businesses working to rebuild inventories and rehire plus a more communicative Fed on tapering should continue to support economic activity and financial conditions going forward. Our global research team continues to monitor the investment thesis for each issuer in the Fund given the uncertainty around the pandemic and its impact on supply chains and demand in certain consumer-facing sectors such as travel, lodging, leisure and entertainment. While the Delta variant of COVID-19 remains a persistent strain, cases have continued to slow from prior elevated levels as vaccination rates improve. Even as concerns over higher inflation, supply chain constraints and geopolitical risk could result in pockets of short-term volatility, we believe our bottom-up, fundamental credit research process focused on security selection while seeking to avoid credit deterioration and putting only our "best ideas" into the Fund, position us well to take advantage of periods of volatility.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	16.6
Five to less than Ten Years	79.2
Ten Years or Greater	4.2
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	9.21%	5.30%	5.67%	7.21%
Institutional Class[8]	05/27/2009	9.38%	5.43%	5.82%	7.29%
Class A8	05/27/2009	8.91%	5.00%	5.39%	7.10%
Class C8	05/27/2009	8.27%	4.28%	4.65%	6.78%
Class R3[8]	05/27/2009	8.68%	4.77%	5.15%	7.00%
Class R6[8]	03/15/2013	9.48%	5.55%	5.88%	7.29%
With Sales Charge
Class A8		4.28%	4.08%	4.93%	6.94%
Class C8		7.27%	4.28%	4.65%	6.78%
Index
ICE BofA US High Yield Constrained Index[1,14]		10.75%	6.23%	6.65%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 3.95%, 4.11%, 3.66%, 2.95%, 3.46% and 4.20% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 3.70% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.86%, 0.70%, 1.13%, 1.83%, 1.35% and 0.59% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 7.83% total return for the 12 months ended October 31, 2021 (the reporting period) and outperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided a 5.39% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index gained 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -0.48%. U.S. Treasury yields moved sharply higher across the curve, as the economy continued to expand, inflation reached multi-year highs and the U. S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending.

Looking at the Fund's performance, its credit quality biases contributed to results. This was driven by an overweight to municipal bonds rated BBB and below. They outperformed higher quality bonds given continued monetary and fiscal stimulus and robust investor demand. An overweight to revenue bonds was positive for returns, as they outperformed their general obligation (G.O.) bond counterparts. In particular, security selection of Puerto Rico electric bonds were rewarded. An allocation to Illinois G.O. bonds was beneficial, as they were purchased at attractive valuations and they rallied over the period. Finally, duration positioning was positive, as the Fund was shorter than the Index. Elsewhere, yield curve positioning did not meaningfully impact performance. On the downside, small exposures to certain project-oriented securities that were behind schedule due to issues related to the pandemic were a drag on performance.

In terms of portfolio changes, we reduced the Fund's duration in anticipation of higher rates in 2022.

We continue to believe that the Fed's planned transition to a slightly tighter monetary policy may lead to more volatility. In addition, U.S. municipal bonds entered the fourth quarter with tighter valuations relative to U.S. Treasuries when compared to historical relationships between the two asset classes. As a result, we have a guarded view as it relates to interest rate risk. With uncertainty out of Washington, D.C. relating to infrastructure policy, the debt limit, and who will lead the Fed, we believe that the conditions are in place for more volatility in the muni bond market. Against this backdrop, we are hopeful that opportunities to add value through security selection will increase. We have always believed that the best and most consistent way to add value in the municipal bond market is through security selection. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is very well suited to the type of environment which may lie ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	3.6%
American Samoa	0.6
Arizona	3.9
Arkansas	1.8
California	9.3
Colorado	4.2
Florida	4.0
Georgia	0.4
Guam	1.0
Hawaii	0.5
Illinois	10.8
Indiana	0.5
Iowa	2.3
Kansas	0.7
Kentucky	1.5
Louisiana	1.3
Maine	0.2
Maryland	0.8
Michigan	2.9
Minnesota	0.6
Mississippi	0.2
Missouri	0.3
Montana	1.0
Nevada	0.4
New Hampshire	0.5
New Jersey	5.0
New Mexico	0.3
New York	4.5
North Carolina	0.7
Ohio	7.1
Oklahoma	0.8
Oregon	0.6
Pennsylvania	0.9
Puerto Rico	5.1
Rhode Island	0.6
South Carolina	1.1
Texas	7.3
Utah	2.0
Vermont	0.8
Virginia	0.4
Washington	0.4
West Virginia	0.3
Wisconsin	2.7
Wyoming	0.7
Other	0.1
Exchange Traded Funds	2.2
Other Assets Less Liabilities	3.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	7.83%	4.29%	4.78%
Class A	06/22/2015	7.44%	3.89%	4.38%
Class C	06/22/2015	6.63%	3.15%	3.64%
With Sales Charge
Class A		2.85%	3.00%	3.68%
Class C		5.63%	3.15%	3.64%
Index
Blended Benchmark*[1,14]		5.39%	4.40%	4.56%

*  Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly. Effective August 24, 2021, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal High Yield Index each changed its name to Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, respectively.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 1.60%, 1.23% and 0.49% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.70%, 2.08% and 0.83% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.34%, 0.92% and 0.08% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.81%, 1.24% and 1.94% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.51%, 0.88% and 1.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund Commentary (Unaudited)

Neuberger Berman Municipal Impact Fund Institutional Class generated a 1.59% total return for the 12 months ended October 31, 2021 (the reporting period). Over the same period the Fund's benchmark, the Bloomberg Municipal Bond Index (the Index), returned 2.64%. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Index gained 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -0.48%. U.S. Treasury yields moved sharply higher across the curve, as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending.

Looking at the Fund's performance, credit quality detracted from results. This was partially driven by an overweight to higher quality securities. They lagged lower grade bonds given continued monetary and fiscal stimulus, along with robust investor demand for lower quality, higher yielding securities. In terms of security selection, an underweight to municipal bonds rated BBB versus the Index was also drag on relative returns. Elsewhere, yield curve positioning was a small headwind for performance. On the upside, an overweight to revenue bonds contributed to returns. Finally, duration positioning was positive, as the Fund was shorter than the Index.

The Fund maintained its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we view as having best-in-class operations, with managements that make sound financial decisions. This positioning detracted from performance, as these attributes were not favored by investors as they looked to generate incremental yields offered by lower quality securities.

We continue to believe that the Fed's planned transition to slightly tighter monetary policy may lead to more volatility. In addition, U.S. municipal bonds entered the fourth quarter with tighter valuations relative to U.S. Treasuries when compared to historical relationships between the two asset classes. As a result, we have a guarded view as it relates to interest rate risk. With uncertainty out of Washington, D.C. relating to infrastructure policy, the debt limit, and who will lead the Fed, we believe that the conditions are in place for more volatility in the muni bond market. Against this backdrop, we are hopeful that opportunities to add value through security selection will increase. We have always believed that the best and most consistent way to add value in the municipal bond market is through security selection. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is very well suited to the type of environment which may lie ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.8%
Arkansas	0.4
California	1.8
Colorado	0.3
Connecticut	0.6
District of Columbia	0.8
Florida	2.2
Georgia	1.4
Illinois	2.4
Indiana	5.2
Kentucky	9.4
Louisiana	3.3
Massachusetts	0.6
Michigan	9.3
Minnesota	0.3
Mississippi	2.1
Missouri	3.1
New Jersey	1.0
New York	15.5
North Carolina	1.4
North Dakota	0.6
Ohio	2.8
Oklahoma	2.7
Pennsylvania	6.1
South Carolina	3.1
Tennessee	2.7
Texas	7.9
Utah	1.1
Virginia	1.9
Washington	0.7
West Virginia	3.5
Wisconsin	0.5
Other Assets Less Liabilities	4.5 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	1.59%	2.55%	2.60%
Class A21	06/19/2018	1.22%	2.30%	2.46%
Class C21	06/19/2018	0.46%	1.78%	2.15%
With Sales Charge
Class A21		-3.08%	1.42%	1.94%
Class C21		-0.53%	1.78%	2.15%
Index
Bloomberg Municipal Bond Index*[1,14]		2.64%	3.41%	3.39%

*  Effective August 24, 2021, the Bloomberg Barclays Municipal Bond Index changed its name to the Bloomberg Municipal Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 0.67%, 0.30% and -0.44% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.13%, 0.51% and 0.74% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.30%, -0.44% and -1.53% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.93%, 1.12%, and 2.01% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 2.86% total return for the 12 months ended October 31, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a 1.06% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index gained 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -0.48%. U.S. Treasury yields moved sharply higher across the curve, as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending.

In terms of the Fund's performance, its credit quality biases contributed to results. This was driven by an overweight to lower quality bonds and non-investment-grade. They outperformed higher quality bonds given continued monetary and fiscal stimulus and strong investor demand. An out-of-benchmark allocation to revenue bonds was rewarded, as they outperformed their G.O. bond counterparts. In particular, security selection of longer-term tobacco settlement bonds was rewarded. An allocation to Illinois G.O. bonds was beneficial, as they were purchased at attractive valuations and they rallied over the period. Finally, yield curve positioning contributed to results, as the Fund had a larger allocation to longer-term bonds. On the downside, the Fund's allocation to the hospital sector was a drag on performance, as was its duration positioning, which was longer than the Index.

Several changes were made to the Fund during the reporting period. We reduced the Fund's duration in anticipation of higher rates in 2022. We also reduced the Fund's exposure to AAA rated bonds, while increasing its allocations to B rated and BBB rated securities, on the belief that fiscal stimulus would enhance lower-rated credits.

We continue to believe that the Fed's planned transition to a slightly tighter monetary policy may lead to more volatility. In addition, U.S. municipal bonds entered the fourth quarter with tighter valuations relative to U.S. Treasuries when compared to historical relationships between the two asset classes. As a result, we have a guarded view as it relates to interest rate risk. With uncertainty out of Washington, D.C. relating to infrastructure policy, the debt limit, and who will lead the Fed, we believe that the conditions are in place for more volatility in the muni bond market. Against this backdrop, we are hopeful that opportunities to add value through security selection will increase. We have always believed that the best and most consistent way to add value in the municipal bond market is through security selection. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is very well suited to the type of environment which may lie ahead.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.6%
Arizona	1.5
Arkansas	0.6
California	7.5
Colorado	1.6
Connecticut	2.7
Delaware	0.6
District of Columbia	0.7
Florida	6.6
Georgia	3.3
Guam	0.2
Illinois	11.7
Indiana	1.2
Iowa	1.3
Kansas	1.2
Kentucky	0.7
Louisiana	0.3
Maryland	0.8
Massachusetts	0.6
Michigan	1.5
Minnesota	0.4
Mississippi	1.7
Missouri	1.2
Montana	0.7
Nevada	0.3
New Jersey	2.9
New York	15.9
North Carolina	1.3
Ohio	3.7
Oklahoma	1.8
Oregon	0.1
Pennsylvania	7.0
Puerto Rico	0.7
Rhode Island	0.8
South Carolina	1.7
Tennessee	2.5
Texas	6.9
Utah	1.6
Virginia	1.0
Washington	0.6
West Virginia	0.8
Wisconsin	2.0
Liabilities Less Other Assets	(1.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	2.86%	2.66%	3.01%	4.54%
Institutional Class[11]	06/21/2010	3.02%	2.81%	3.17%	4.59%
Class A11	06/21/2010	2.64%	2.41%	2.77%	4.46%
Class C11	06/21/2010	1.87%	1.67%	2.01%	4.20%
With Sales Charge
Class A11		-1.71%	1.53%	2.33%	4.32%
Class C11		0.87%	1.67%	2.01%	4.20%
Index
Bloomberg 7-Year G.O. Index*[1,14]		1.06%	2.87%	3.17%	5.28%

*  Effective August 24, 2021, the Bloomberg Barclays 7-Year G.O. Index changed its name to the Bloomberg 7-Year G.O. Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 0.78%, 0.93%, 0.56% and -0.18% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.32%, 1.57%, 0.95% and 0.30% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.64%, 0.80%, 0.41% and -0.33% for Investor Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.66%, 0.47%, 0.84% and 1.59% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 3.06% total return for the 12 months ended October 31, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a -0.05% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Rising yields dragged down the overall bond market, as yields and bond prices move in opposite directions. Meanwhile, with corporate fundamentals improving and defaults remaining low, U.S. credit spreads continued to tighten over the period.

The largest contributor to the Fund's performance during the reporting period was its overweight exposure to corporate bonds versus the Index. Their spreads significantly narrowed during the period as the economy continued to recover and investor demand for incremental yield was strong overall. Also supporting the sector was continued monetary and fiscal stimulus and corporate earnings that generally exceeded expectations. Elsewhere, an out-of-benchmark allocation to structured product, including commercial mortgage-backed securities, asset-backed securities (ABS), agency pass-through securities, and mortgage credit contributed to returns. Finally, an opportunistic allocation to Treasury Inflation-Protected Securities was rewarded. Futures contracts were used to manage the Fund's overall duration positioning.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the reporting period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt and non-corporate securities. We had increased the Fund's allocation to agency pass-through securities in the spring of 2020, given their attractive valuations at that time. During the reporting period, we eliminated this position as they performed well and reached our estimate of fair value. The proceeds from these sales were primarily allocated to corporate bonds, both in the primary and secondary markets, as well as ABS and Treasury securities.

Looking ahead, it is our view that monetary stimulus has peaked, with the Fed and European Central Bank starting to reduce bond purchases. After the potential passage of additional fiscal spending in the U.S. in the fourth quarter of 2021, we believe we will also see the end of further aggressive federal spending in the near term. Finally, continued challenges in supply chains and labor market supply suggest that while we think growth in 2022 and beyond will likely remain at above-trend levels, these constraints should result in a modestly less optimistic outlook. Overall, we see the fourth quarter of 2021 as a potential period of inflection, in which many of the trends that have dominated markets begin to change. We believe investors should reorient portfolios for an increase in volatility that will likely emerge in 2022. Though we maintain our emphasis on finding yield with limited duration risk—which largely means focusing on credit—this may mean taking some profits, tilting toward higher-quality credit exposures, and maintaining liquidity to deploy as volatility-driven opportunities arise.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER, MATTHEW MCGINNIS, WOOLF NORMAN MILNER AND DAVID M. BROWN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	10.4%
Corporate Bonds	43.1
Exchange-Traded Funds	5.4
Mortgage-Backed Securities	28.7
Municipal Notes	3.9
U.S. Treasury Obligations	6.6
Short-Term Investments	11.4
Liabilities Less Other Assets	(9.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	3.06%	2.00%	1.70%	3.91%
Trust Class[12]	08/30/1993	2.96%	1.91%	1.61%	3.84%
Institutional Class[12]	06/21/2010	3.26%	2.23%	1.91%	3.98%
Class A12	06/21/2010	2.75%	1.81%	1.52%	3.85%
Class C12	06/21/2010	2.12%	1.08%	0.78%	3.61%
With Sales Charge
Class A12		0.17%	1.30%	1.27%	3.78%
Class C12		1.12%	1.08%	0.78%	3.61%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index*[1,14]		-0.05%	1.83%	1.41%	4.56%

*  Effective August 24, 2021, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index changed its name to the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 2.16%, 2.06%, 2.36%, 1.99% and 1.25% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.88%, 1.66%, 2.03%, 1.64% and 0.90% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.03%, 1.16%, 0.79%, 1.18% and 1.92% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.56%, 0.66%, 0.36%, 0.73% and 1.48% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class delivered an 8.56% total return for the 12 months ended October 31, 2021 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a -0.48% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Rising yields dragged down the overall bond market, as yields and bond prices move in opposite directions. Meanwhile, U.S. credit spreads steadily tightened over the reporting period on the back of strong earnings, sound fundamentals and the continued reopening of the U.S. economy.

Exposure to high yield credit and security selection within investment-grade credit were key contributors to the Fund's relative outperformance over the reporting period. Both investment-grade and high yield spreads tightened against a backdrop of strong fiscal/monetary support and an improving economic outlook. Our active duration positioning was also meaningfully additive, as the Fund's short duration benefited from the first quarter 2021 sell-off. Elsewhere, exposure to Treasury Inflation-Protected Securities (TIPS) added as inflation expectations steadily rose over the reporting period, while exposure to bank loans was beneficial given a favorable rates/inflation environment. The Fund's underweight to investment-grade credit versus the Index was a modest detractor over the reporting period. However, the negative impact was more than offset by security selection within both the investment-grade and high yield sectors.

The Fund's aggregate use of futures, swaps, forward foreign currency and bond forward contracts contributed positively to performance during the reporting period.

There were several adjustments made to the Fund during the reporting period. We selectively rotated exposure away from investment-grade credit toward non-investment-grade credit given improving fundamentals and what we believe was attractive relative value in terms of yield potential and duration profile. Similarly, we reduced exposure to mortgage-backed securities versus the Index at the beginning of 2021, rotating into sectors we believe to be more attractive on a relative-value basis, namely non-investment-grade credit and TIPS. Toward the end of the reporting period, we reduced the Fund's position in TIPS as inflation expectations, as measured by the U.S. 10-year breakeven inflation rate, approached our target level at the time.

With what appears to us to be a sustainable economic recovery and a sharp uptick in inflation, we believe monetary stimulus has peaked in the U.S. However, given a number of potential headwinds, we anticipate the Fed taking a more measured approach towards tightening policy. Meanwhile, it is our view that fiscal stimulus is also likely largely in the rearview mirror after several key programs helped the economy recover from the COVID-induced recession. This backdrop is meaningfully different from what bond investors have experienced in recent years, and we believe it is likely to trigger periods of increased market volatility. We are paying especially close attention to inflation. While the Fed has repeatedly characterized rising prices as being largely transitory, there remains much skepticism in the market over whether this view will hold true. Given the shifting fixed income market environment and the many uncertainties that lie ahead, we believe active investment management will be increasingly important in order to navigate what could be rapidly changing market conditions.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	6.1%
Closed-End Funds	0.1
Corporate Bonds	38.6
Foreign Government Securities	4.1
Loan Assignments	6.7
Mortgage-Backed Securities	27.3
Municipal Notes	1.3
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	31.4
Short-Term Investments	8.3
Liabilities Less Other Assets	(24.0)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2021
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	8.19%	4.35%	4.37%	6.08%
Institutional Class	07/11/2003	8.56%	4.72%	4.74%	6.37%
Class A13	12/20/2007	8.13%	4.30%	4.32%	6.06%
Class C13	12/20/2007	7.47%	3.59%	3.60%	5.49%
Class R6[13]	03/15/2013	8.67%	4.81%	4.81%	6.41%
With Sales Charge
Class A13		3.51%	3.40%	3.87%	5.81%
Class C13		6.47%	3.59%	3.60%	5.49%
Index
Bloomberg U.S. Aggregate Bond Index*[1,14]		-0.48%	3.10%	3.00%	3.98%

*  Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2021, the 30-day SEC yields were 2.44%, 2.79%, 2.39%, 1.69% and 2.89% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.40%, 2.78%, 1.67% and 2.88% for Trust Class, Institutional Class, Class C and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 2.41% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.02%, 0.61%, 1.00%, 1.74% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 33 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when NBIA first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:

The blended index is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

ICE BofA U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021 for most currencies and rates, and at June 2023 for certain U.S. dollar maturity rates.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2021 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(1) 5/1/21 - 10/31/21	Expense Ratio	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(2) 5/1/21 - 10/31/21	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,009.00	$4.00	0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Institutional Class	$1,000.00	$1,010.10	$1.98	0.39%	$1,000.00	$1,023.24	$1.99	0.39%
Class A	$1,000.00	$1,009.00	$4.00	0.79%	$1,000.00	$1,021.22	$4.02	0.79%
Class C	$1,000.00	$1,005.20	$7.78	1.54%	$1,000.00	$1,017.44	$7.83	1.54%
Class R6	$1,000.00	$1,010.60	$1.47	0.29%	$1,000.00	$1,023.74	$1.48	0.29%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$985.70	$4.00	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$983.80	$5.80	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$978.90	$9.58	1.92%	$1,000.00	$1,015.53	$9.75	1.92%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,022.60	$3.06	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$1,020.70	$4.94	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Class C	$1,000.00	$1,015.80	$8.74	1.72%	$1,000.00	$1,016.53	$8.74	1.72%
High Income Bond Fund
Investor Class	$1,000.00	$1,012.60	$4.26	0.84%	$1,000.00	$1,020.97	$4.28	0.84%
Institutional Class	$1,000.00	$1,012.30	$3.50	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,011.20	$5.68	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,007.70	$9.26	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$1,010.20	$6.74	1.33%	$1,000.00	$1,018.50	$6.77	1.33%
Class R6	$1,000.00	$1,014.00	$3.00	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,011.60	$2.54	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$1,009.70	$4.41	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,005.90	$8.19	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,001.20	$2.17	0.43%	$1,000.00	$1,023.04	$2.19	0.43%
Class A	$1,000.00	$999.80	$4.03	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class C	$1,000.00	$996.10	$7.80	1.55%	$1,000.00	$1,017.39	$7.88	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$999.00	$2.27	0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Institutional Class	$1,000.00	$999.70	$1.51	0.30%	$1,000.00	$1,023.69	$1.53	0.30%
Class A	$1,000.00	$997.90	$3.37	0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Class C	$1,000.00	$994.10	$7.14	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,000.70	$2.77	0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Trust Class	$1,000.00	$1,000.80	$3.28	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class	$1,000.00	$1,003.00	$1.77	0.35%	$1,000.00	$1,023.44	$1.79	0.35%
Class A	$1,000.00	$999.10	$3.63	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class C	$1,000.00	$996.70	$7.40	1.47%	$1,000.00	$1,017.80	$7.48	1.47%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(1) 5/1/21 - 10/31/21	Expense Ratio	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(2) 5/1/21 - 10/31/21	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,015.10	$4.83	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class	$1,000.00	$1,017.80	$3.05	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$1,015.80	$5.08	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,012.20	$8.62	1.70%	$1,000.00	$1,016.64	$8.64	1.70%
Class R6	$1,000.00	$1,018.30	$2.54	0.50%	$1,000.00	$1,022.68	$2.55	0.50%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend October 31, 2021 (Unaudited)

Neuberger Berman Income Funds

Benchmarks:

BUBOR  = Budapest Interbank Offer Rate

CETIP  = Overnight Brazil

CLICP  = Sinacofi Chile Interbank Rate Average

CPTFEMU  = Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA

EURIBOR  = Euro Interbank Offered Rate

FEDL01  = US Federal Funds Effective Rate

FRCPXTOB  = France Consumer Price Index Ex Tobacco

IBRCOL  = Colombia Overnight Interbank Reference Rate

KLIBOR  = Kuala Lumpur Interbank Offered Rate

LIBOR  = London Interbank Offered Rate

MIBOR  = Mumbai Interbank Offered Rate

MOSPRIME  = Moscow Prime Offered Rate

PRIBOR  = Prague Interbank Offer Rate

SOFR  = Secured Overnight Financing Rate

SOFR30A  = 30 Day Average Secured Overnight Financing Rate

TAIBOR  = Taipei Interbank Offered Rate

TIIE  = Mexican Interbank Equilibrium Interest Rate

THBFIX  = Thai Baht Interest Rate Fixing

UK-RPI  = United Kingdom Retail Price Index

WIBOR  = Poland Warsaw Interbank Offer Rate

Currency Abbreviations:

BRL  = Brazilian Real

CAD  = Canadian Dollar

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

Currency Abbreviations (cont'd):

PHP  = Philippine Peso

PLN  = Polish Zloty

RON  = Romanian New Leu

RSD  = Serbian Dinar

RUB  = Russian Ruble

SGD  = Singapore Dollar

THB  = Thai Baht

TRY  = Turkish Lira

TWD  = Taiwan Dollar

UAH  = Ukraine Hryvnia

UGX  = Ugandan Shilling

USD  = United States Dollar

UYU  = Uruguayan Peso

VND  = Vietnamese Dong

ZAR  = South African Rand

ZMW  = Zambian Kwacha

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

EGP  = Egyptian Pound

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

TWD  = Taiwan Dollar

UAH  = Ukraine Hryvnia

VND  = Vietnamese Dong

Counterparties:

BB  = Barclays Bank plc

BNP  = BNP Paribas SA

CITI  = Citibank, N.A.

DB  = Deutsche Bank AG

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

SCB  = Standard Chartered Bank

SSB  = State Street Bank and Trust Company

Legend October 31, 2021 (Unaudited) (cont'd)

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Index Periods/Payment Frequencies:

1D  = 1 Day

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1Y  = 1 Year

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 32.4%
	U.S. Treasury Bonds
$3,470,000	5.00%, due 5/15/2037	$5,052,645
3,390,000	3.50%, due 2/15/2039	4,236,043
5,030,000	1.13%, due 5/15/2040	4,352,718
1,730,000	3.63%, due 8/15/2043	2,233,457
9,055,000	3.13%, due 8/15/2044	10,939,572
2,760,000	3.00%, due 2/15/2048	3,360,084
5,180,000	1.88%, due 2/15/2051	5,095,825
4,510,000	2.38%, due 5/15/2051	4,956,772
6,650,000	2.00%, due 8/15/2051	6,744,555
	U.S. Treasury Notes
44,025,000	1.88%, due 7/31/2022	44,606,267
41,535,000	2.00%, due 11/30/2022	42,354,343
17,785,000	0.25%, due 5/15/2024	17,598,119
16,920,000	0.38%, due 8/15/2024 – 1/31/2026	16,546,003
20,810,000	0.50%, due 3/31/2025 – 10/31/2027	19,823,187
1,975,000	2.88%, due 5/31/2025	2,110,473
1,010,000	1.50%, due 2/15/2030	1,011,026
11,316,000	1.25%, due 8/15/2031	10,995,969
	Total U.S. Treasury Obligations (Cost $203,167,795)	202,017,058
U.S. Government Agency Securities 0.6%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,689,326
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	684,327
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	992,450
	Total U.S. Government Agency Securities (Cost $2,840,088)	3,366,103
Mortgage-Backed Securities 41.1%
Collateralized Mortgage Obligations 4.9%
	Angel Oak Mortgage Trust
379,535	Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	380,153	(a)(b)
1,552,041	Ser. 2021-3, Class A1, 1.07%, due 5/25/2066	1,546,061	(a)(b)
731,206	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	737,865	(a)(b)
702,000	Connecticut Avenue Securities Trust, Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 1.60%, due 10/25/2041	705,356	(b)(c)
	Fannie Mae Connecticut Avenue Securities
2,174,092	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.09%, due 10/25/2029	2,239,669	(c)
1,182,347	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.34%, due 7/25/2030	1,197,775	(c)
2,413,969	Fannie Mae Interest Strip, Ser. 418, Class C24, 4.00%, due 8/25/2043	398,572	(d)
	Fannie Mae Real Estate Mortgage Investment Conduits
2,356,150	Ser. 2012-15, Class S, (5.95% – 1M USD LIBOR), 5.86%, due 3/25/2042	467,361	(c)(d)
1,305,861	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 5.91%, due 7/25/2042	248,112	(c)(d)
963,824	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	140,056	(d)
1,134,506	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 6.06%, due 12/25/2042	224,725	(c)(d)
2,188,278	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 6.01%, due 2/25/2043	427,123	(c)(d)
1,231,724	Ser. 2013-18, Class PS, (6.10% – 1M USD LIBOR), 6.01%, due 3/25/2043	232,959	(c)(d)
1,936,216	Ser. 2015-32, Class SA, (6.20% – 1M USD LIBOR), 6.11%, due 5/25/2045	404,588	(c)(d)
1,239,224	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	194,411	(d)
530,526	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 5.76%, due 7/25/2046	90,343	(c)(d)
1,897,936	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 5.91%, due 12/25/2046	428,297	(c)(d)
2,603,892	Ser. 2018-7, Class CI, 4.00%, due 2/25/2048	375,229	(d)
1,358,862	Ser. 2020-52, Class GI, 4.50%, due 8/25/2050	257,526	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Freddie Mac Real Estate Mortgage Investment Conduits
$450,029	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 6.36%, due 3/15/2042	$92,256	(c)(d)
1,088,724	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 6.06%, due 10/15/2042	188,426	(c)(d)
1,190,347	Ser. 4159, Class KS, (6.15% – 1M USD LIBOR), 6.06%, due 1/15/2043	249,371	(c)(d)
824,022	Ser. 4385, Class IA, 4.50%, due 9/15/2044	133,619	(d)
1,679,560	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 5.96%, due 4/15/2046	341,599	(c)(d)
1,435,940	Ser. 4623, Class MS, (6.00% – 1M USD LIBOR), 5.91%, due 10/15/2046	332,090	(c)(d)
971,563	Freddie Mac Strips, Ser. 312, Class S1, (5.95% – 1M USD LIBOR), 5.86%, due 9/15/2043	175,132	(c)(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes
928,376	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.34%, due 7/25/2029	957,321	(c)
1,800,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.59%, due 3/25/2030	1,838,450	(c)
1,672,787	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.44%, due 4/25/2030	1,705,558	(c)
740,804	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.39%, due 9/25/2030	747,010	(c)
2,236,609	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 0.09%, due 10/25/2032	2,228,119	(b)(c)
271,656	Ser. 2020-HQA5, Class M1, (SOFR30A + 1.10%), 1.15%, due 11/25/2050	271,656	(b)(c)
	GCAT Trust
600,523	Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	607,027	(a)(b)
1,740,803	Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	1,730,782	(a)(b)
	Government National Mortgage Association
1,412,492	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	238,403	(d)
2,439,840	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	415,118	(d)
982,852	Ser. 2018-124, Class DS, (6.10% – 1M USD LIBOR), 6.01%, due 12/16/2043	198,141	(c)(d)
1,326,147	Ser. 2016-77, Class TS, (6.15% – 1M USD LIBOR), 6.06%, due 12/20/2044	228,517	(c)(d)
1,309,622	Ser. 2019-22, Class SA, (5.60% – 1M USD LIBOR), 5.51%, due 2/20/2045	226,852	(c)(d)
1,790,937	Ser. 2018-7, Class SA, (6.20% – 1M USD LIBOR), 6.11%, due 1/20/2048	364,847	(c)(d)
3,677,620	Ser. 2020-173, Class MI, 2.50%, due 11/20/2050	419,319	(d)
299,757	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	302,427	(a)(b)
	Starwood Mortgage Residential Trust
289,859	Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	292,581	(a)(b)
1,420,621	Ser. 2021-3, Class A1, 1.13%, due 6/25/2056	1,410,932	(a)(b)
	Verus Securitization Trust
319,158	Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	323,532	(b)(e)
1,758,365	Ser. 2021-3, Class A1, 1.05%, due 6/25/2066	1,749,812	(a)(b)
2,279,000	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	2,277,842	(a)(b)
		30,742,920
Commercial Mortgage-Backed 6.6%
1,834,000	BB-UBS Trust, Ser. 2012-SHOW, Class A , 3.43%, due 11/5/2036	1,914,717	(b)
11,143,445	Benchmark Mortgage Trust, Ser. 2021-B26, Class XA, 1.00%, due 6/15/2054	736,849	(a)(d)
1,600,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 1.74%, due 9/15/2036	1,599,523	(b)(c)
	BX Trust
963,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 1.68%, due 9/15/2034	944,268	(b)(c)
1,858,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	1,965,780	(b)
343,980	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	350,167
	Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,126,699	(a)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	347,138	(a)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	792,212	(a)
4,281,273	Ser. 2014-GC25, Class XA, 0.96%, due 10/10/2047	101,544	(a)(d)
2,237,997	Ser. 2015-GC27, Class XA, 1.33%, due 2/10/2048	80,110	(a)(d)
945,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	1,020,267
520,000	Ser. 2018-C6, Class A4, 4.41%, due 11/10/2051	599,027
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Commercial Mortgage Trust
$1,060,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	$1,069,802
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,025,026
500,000	Ser. 2014-CR15, Class B, 4.67%, due 2/10/2047	533,765	(a)
5,095,915	Ser. 2014-CR16, Class XA, 0.95%, due 4/10/2047	104,958	(a)(d)
2,743,603	Ser. 2014-LC15, Class XA, 1.06%, due 4/10/2047	56,906	(a)(d)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	953,110
4,971,539	Ser. 2014-CR17, Class XA, 0.96%, due 5/10/2047	100,298	(a)(d)
3,027,906	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	68,365	(a)(d)
16,470,830	Ser. 2014-CR18, Class XA, 1.00%, due 7/15/2047	364,022	(a)(d)
3,990,309	Ser. 2014-UBS6, Class XA, 0.87%, due 12/10/2047	88,575	(a)(d)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	513,421
1,105,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	1,187,820
160,085	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	160,825
	CSAIL Commercial Mortgage Trust
22,440,247	Ser. 2016-C5, Class XA, 0.93%, due 11/15/2048	706,174	(a)(d)
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	379,733
1,185,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,209,629	(a)
77,845	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	78,024
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,377,688
1,050,000	Ser. 2019-C15, Class A4, 4.05%, due 3/15/2052	1,178,704
	Freddie Mac Multifamily Structured Pass Through Certificates
24,999,742	Ser. KW03, Class X1, 0.84%, due 6/25/2027	877,248	(a)(d)
63,186,000	Ser. K088, Class XAM, 0.42%, due 1/25/2029	1,936,272	(a)(d)
22,956,799	Ser. K090, Class X1, 0.71%, due 2/25/2029	1,106,515	(a)(d)
10,000,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	1,005,252	(a)(d)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	788,168	(b)
8,887,987	Ser. 2014-GC18, Class XA, 0.98%, due 1/10/2047	161,329	(a)(d)
1,200,000	Ser. 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,274,170
895,000	Hilton USA Trust, Ser. 2016-HHV, Class A, 3.72%, due 11/5/2038	962,990	(b)
1,515,000	Hudson Yards Mortgage Trust, Ser. 2019-55HY, Class A, 2.94%, due 12/10/2041	1,602,588	(a)(b)
927,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-HSBC, Class C, 4.02%, due 7/5/2032	938,028	(b)
765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	819,994
3,423,131	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 0.98%, due 6/15/2047	63,945	(a)(d)
1,000,000	Morgan Stanley Capital I Trust, Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,082,921
886,641	UBS Commercial Mortgage Trust, Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	902,530
1,202,000	VNDO Mortgage Trust, Ser. 2012-6AVE, Class E, 3.34%, due 11/15/2030	1,219,096	(a)(b)
	Wells Fargo Commercial Mortgage Trust
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	535,857
670,000	Ser. 2015-NXS4, Class C, 4.69%, due 12/15/2048	721,088	(a)
225,000	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	237,315
72,973	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	73,071
375,000	Ser. 2018-C46, Class A4, 4.15%, due 8/15/2051	423,373
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,019,324
5,235,385	Ser. 2014-C25, Class XA, 0.80%, due 11/15/2047	113,829	(a)(d)
12,519,325	Ser. 2014-C22, Class XA, 0.79%, due 9/15/2057	229,344	(a)(d)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	595,710	(a)
		41,425,103

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Fannie Mae 13.1%
	Pass-Through Certificates
$11,176,641	2.00%, due 6/1/2036 – 10/1/2051	$11,207,607
17,835,067	2.50%, due 8/1/2050 – 10/1/2051	18,343,379
22,615,001	3.00%, due 10/1/2041 – 7/1/2051	23,700,729
13,812,185	3.50%, due 12/1/2041 – 7/1/2050	14,723,184
9,003,191	4.00%, due 1/1/2041 – 6/1/2048	9,787,770
2,746,200	4.50%, due 4/1/2034 – 5/1/2050	3,007,101
534,081	5.00%, due 6/1/2033 – 9/1/2041	606,338
		81,376,108
Freddie Mac 6.6%
	Pass-Through Certificates
4,679,588	2.00%, due 5/1/2036 – 6/1/2051	4,717,195
12,734,184	2.50%, due 7/1/2050 – 11/1/2051	13,094,526
8,600,384	3.00%, due 8/1/2046 – 5/1/2051	9,019,402
6,902,343	3.50%, due 7/1/2042 – 1/1/2050	7,363,876
5,490,435	4.00%, due 11/1/2040 – 2/1/2048	5,959,120
1,070,969	4.50%, due 6/1/2039 – 6/1/2050	1,177,626
50,534	5.00%, due 5/1/2023 – 5/1/2041	57,242
		41,388,987
Ginnie Mae 5.0%
	Pass-Through Certificates
2,986,431	2.00%, due 2/20/2051 – 10/20/2051	3,026,478
6,849,958	2.50%, due 2/20/2051 – 9/20/2051	7,045,440
1,822,084	3.50%, due 1/20/2043 – 12/20/2050	1,923,773
102,126	4.00%, due 2/20/2050	108,171
2,825,000	2.00%, TBA, 30 Year Maturity	2,860,699	(f)
3,195,000	2.50%, TBA, 30 Year Maturity	3,284,298	(f)
12,285,000	3.00%, TBA, 30 Year Maturity	12,756,245	(f)
		31,005,104
Uniform Mortgage-Backed Securities 4.9%
	Pass-Through Certificates
1,450,000	2.00%, TBA, 15 Year Maturity	1,487,921	(f)
2,540,000	2.00%, TBA, 30 Year Maturity	2,539,950	(f)
16,225,000	2.50%, TBA, 30 Year Maturity	16,663,265	(f)
8,885,000	3.00%, TBA, 30 Year Maturity	9,268,860	(f)
325,000	3.50%, TBA, 30 Year Maturity	343,459	(f)
		30,303,455
	Total Mortgage-Backed Securities (Cost $260,035,280)	256,241,677
Corporate Bonds 25.8%
Aerospace & Defense 0.5%
	Boeing Co.
365,000	3.90%, due 5/1/2049	389,360
1,915,000	5.81%, due 5/1/2050	2,625,667	(e)(g)
		3,015,027

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Agriculture 1.0%
$1,000,000	Altria Group, Inc., 3.88%, due 9/16/2046	$991,059
	BAT Capital Corp.
1,410,000	4.91%, due 4/2/2030	1,597,667
1,630,000	3.73%, due 9/25/2040	1,584,818
1,960,000	BAT International Finance PLC, 1.67%, due 3/25/2026	1,938,289	(g)
		6,111,833
Airlines 1.5%
5,345,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	5,703,468	(b)(g)
3,075,737	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	3,441,039	(g)
		9,144,507
Auto Manufacturers 1.6%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,769,931	(g)
	General Motors Financial Co., Inc.
1,000,000	5.10%, due 1/17/2024	1,080,038
2,230,000	3.60%, due 6/21/2030	2,375,336
1,365,000	Stellantis Finance US, Inc., 2.69%, due 9/15/2031	1,344,530	(b)
	Volkswagen Group of America Finance LLC
1,620,000	2.70%, due 9/26/2022	1,651,766	(b)
1,610,000	3.35%, due 5/13/2025	1,706,082	(b)
		9,927,683
Banks 7.6%
2,600,000	Banco Santander SA, 1.85%, due 3/25/2026	2,603,343	(g)
	Bank of America Corp.
2,520,000	3.56%, due 4/23/2027	2,709,035	(h)
1,410,000	3.97%, due 3/5/2029	1,561,912	(h)
860,000	2.50%, due 2/13/2031	863,578	(h)
795,000	4.08%, due 3/20/2051	959,795	(h)
1,440,000	Barclays PLC, 2.85%, due 5/7/2026	1,498,304	(h)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	1,175,137	(b)(h)
	Citigroup, Inc.
2,520,000	1.12%, due 1/28/2027	2,460,316	(g)(h)
1,300,000	3.89%, due 1/10/2028	1,415,852	(h)
695,000	3.52%, due 10/27/2028	746,633	(h)
1,070,000	2.98%, due 11/5/2030	1,116,258	(h)
	Credit Suisse Group AG
1,080,000	4.19%, due 4/1/2031	1,194,839	(b)(h)
1,300,000	3.09%, due 5/14/2032	1,323,610	(b)(h)
860,000	Development Bank of Japan, Inc., 0.50%, due 3/4/2024	852,870	(b)
	Goldman Sachs Group, Inc.
1,620,000	2.62%, due 4/22/2032	1,626,660	(g)(h)
1,765,000	2.38%, due 7/21/2032	1,734,855	(h)
465,000	4.02%, due 10/31/2038	532,651	(h)
550,000	5.15%, due 5/22/2045	727,333
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,460,159	(h)(i)
	JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	666,703	(h)
2,090,000	2.58%, due 4/22/2032	2,105,718	(g)(h)
1,330,000	3.11%, due 4/22/2041	1,377,521	(h)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Lloyds Banking Group PLC
$1,070,000	1.33%, due 6/15/2023	$1,074,846	(g)(h)
2,520,000	1.63%, due 5/11/2027	2,490,816	(h)
	Morgan Stanley
2,245,000	0.79%, due 1/22/2025	2,232,007	(g)(h)
2,355,000	3.59%, due 7/22/2028	2,546,221	(g)(h)
2,455,000	2.70%, due 1/22/2031	2,509,351	(h)
1,950,000	Natwest Group PLC, 3.03%, due 11/28/2035	1,940,325	(g)(h)
	Wells Fargo & Co.
2,605,000	2.57%, due 2/11/2031	2,634,801	(g)(h)
705,000	5.01%, due 4/4/2051	973,723	(h)
		47,115,172
Beverages 0.5%
	Anheuser-Busch InBev Worldwide, Inc.
865,000	4.60%, due 4/15/2048	1,068,674	(g)
1,145,000	4.75%, due 4/15/2058	1,460,552
610,000	5.80%, due 1/23/2059	902,909
		3,432,135
Computers 0.6%
1,155,000	Apple, Inc., 4.65%, due 2/23/2046	1,526,318
1,200,000	Dell International LLC/EMC Corp., 6.02%, due 6/15/2026	1,414,005
1,083,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	1,153,277
		4,093,600
Diversified Financial Services 1.1%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,700,000	4.45%, due 10/1/2025	1,851,203	(g)
1,500,000	1.75%, due 1/30/2026	1,475,795
1,290,000	3.30%, due 1/30/2032	1,312,909
	Air Lease Corp.
1,210,000	2.30%, due 2/1/2025	1,234,461
1,000,000	3.13%, due 12/1/2030	1,021,365
		6,895,733
Electric 0.6%
600,000	Consolidated Edison Co. of New York, Inc., 3.95%, due 4/1/2050	699,986
995,000	Exelon Corp., 4.70%, due 4/15/2050	1,281,337
	Pacific Gas and Electric Co.
1,005,000	2.50%, due 2/1/2031	959,959
1,000,000	3.30%, due 8/1/2040	943,806
		3,885,088
Food 0.6%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,712,612	(b)(g)
1,198,000	Sysco Corp., 6.60%, due 4/1/2050	1,924,175	(e)
		3,636,787

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Gas 0.3%
$1,705,000	Southern Co. Gas Capital Corp., 3.15%, due 9/30/2051	$1,725,871
Healthcare - Services 0.6%
	HCA, Inc.
1,000,000	4.50%, due 2/15/2027	1,109,727
940,000	5.25%, due 6/15/2049	1,218,861
1,430,000	UnitedHealth Group, Inc., 3.25%, due 5/15/2051	1,553,961
		3,882,549
Insurance 0.2%
1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	1,299,524
Media 1.2%
2,450,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	2,784,682	(g)
1,680,000	Fox Corp., 5.58%, due 1/25/2049	2,304,836	(g)
	ViacomCBS, Inc.
815,000	4.95%, due 1/15/2031	967,664
1,030,000	4.20%, due 5/19/2032	1,172,324
		7,229,506
Mining 0.1%
805,000	Anglo American Capital PLC, 3.63%, due 9/11/2024	855,124	(b)
Oil & Gas 1.3%
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	445,232
460,000	ConocoPhillips, 4.88%, due 10/1/2047	612,898	(b)
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,883,774
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	1,296,000
470,000	4.30%, due 8/15/2039	472,350
3,265,000	Phillips 66, 1.30%, due 2/15/2026	3,211,712	(g)
		7,921,966
Pharmaceuticals 1.3%
	AbbVie, Inc.
510,000	4.05%, due 11/21/2039	585,953
1,110,000	4.70%, due 5/14/2045	1,392,146
755,000	4.25%, due 11/21/2049	907,976
	Cigna Corp.
165,000	4.80%, due 8/15/2038	202,780
750,000	3.20%, due 3/15/2040	772,990
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	648,144
920,000	5.05%, due 3/25/2048	1,209,547

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Upjohn, Inc.
$1,025,000	2.70%, due 6/22/2030	$1,024,221
1,250,000	4.00%, due 6/22/2050	1,341,825
		8,085,582
Pipelines 1.0%
500,000	Enterprise Products Operating LLC, 4.25%, due 2/15/2048	572,386
1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,627,918
1,820,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	2,340,466
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,375,875
530,000	Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, due 10/15/2025	581,845
		6,498,490
Real Estate Investment Trusts 0.4%
	SBA Tower Trust
719,000	1.88%, due 1/15/2026	728,534	(b)
201,000	2.33%, due 1/15/2028	204,409	(b)
1,826,000	2.59%, due 10/15/2031	1,849,533	(b)
		2,782,476
Retail 0.5%
	Home Depot, Inc.
1,380,000	1.88%, due 9/15/2031	1,347,717
1,500,000	3.30%, due 4/15/2040	1,629,840
		2,977,557
Semiconductors 1.0%
	Broadcom, Inc.
1,000,000	5.00%, due 4/15/2030	1,160,366
1,650,000	4.15%, due 11/15/2030	1,814,015	(g)
1,950,000	3.50%, due 2/15/2041	1,934,400	(b)(g)
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,591,583
		6,500,364
Software 0.5%
650,000	Fiserv, Inc., 4.40%, due 7/1/2049	784,906
2,145,000	Oracle Corp., 2.88%, due 3/25/2031	2,200,572	(g)
		2,985,478
Telecommunications 1.8%
	AT&T, Inc.
1,415,000	3.65%, due 6/1/2051	1,471,750
344,000	3.55%, due 9/15/2055	348,291
1,686,000	3.65%, due 9/15/2059	1,710,284
535,000	British Telecommunications PLC, 3.25%, due 11/8/2029	553,865	(b)(g)
	T-Mobile USA, Inc.
555,000	4.38%, due 4/15/2040	634,042
1,420,000	4.50%, due 4/15/2050	1,678,391

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$3,680,000	Verizon Communications, Inc., 2.36%, due 3/15/2032	$3,625,104	(b)
750,000	Vodafone Group PLC, 4.88%, due 6/19/2049	935,576
		10,957,303
	Total Corporate Bonds (Cost $151,957,881)	160,959,355
Asset-Backed Securities 7.4%
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,179,300	(b)
1,192,000	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	1,185,938	(b)
800,000	ASSURANT CLO Ltd., Ser. 2019-1A, Class A1, (3M USD LIBOR + 1.39%), 1.51%, due 1/15/2033	800,426	(b)(c)
1,563,000	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	1,562,320	(b)(j)(k)
26,998	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1M USD LIBOR + 0.72%), 0.81%, due 10/25/2035	26,999	(c)
12,300	Chase Funding Trust, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 0.55%, due 12/25/2033	11,950	(c)
1,550,000	CIFC Funding Ltd., Ser. 2019-5A, Class A1, (3M USD LIBOR + 1.34%), 1.46%, due 10/15/2032	1,550,743	(b)(c)
460,361	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	477,098	(b)
1,000,000	Eaton Vance CLO Ltd., Ser. 2013-1A, Class A13R, (3M USD LIBOR + 1.25%), 1.37%, due 1/15/2034	1,000,864	(b)(c)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.16), 1.28%, due 10/20/2034	1,898,811	(b)(c)
2,813,407	JPMorgan Chase Bank NA , Ser. 2021-3, Class B, 0.76%, due 2/26/2029	2,804,474	(b)
1,500,000	Kayne CLO 5 Ltd., Ser. 2019-5A, Class A, (3M USD LIBOR + 1.35%), 1.47%, due 7/24/2032	1,499,732	(b)(c)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class A, (3M USD LIBOR + 1.33%), 1.45%, due 1/15/2033	900,387	(b)(c)
1,616,822	Marlette Funding Trust, Ser. 2021-2A, Class A, 0.51%, due 9/15/2031	1,615,200	(b)
2,794,985	Navient Private Ed. Refi Loan Trust, Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	2,764,324	(b)
1,122,354	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.59%, due 1/25/2068	1,124,443	(b)(c)
2,920,000	PFS Financing Corp., Ser. 2021-B, Class A, 0.77%, due 8/15/2026	2,885,370	(b)
1,000,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.09%), 1.21%, due 4/17/2034	994,348	(b)(c)
739,317	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 0.78%, due 1/25/2036	740,422	(c)
8,712	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 0.63%, due 3/25/2035	8,426	(c)
	Sierra Timeshare Receivables Funding LLC
801,594	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	815,130	(b)
951,394	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	968,204	(b)
1,665,952	Ser. 2021-1A, Class A, 0.99%, due 11/20/2037	1,655,794	(b)
919,000	Ser. 2021-2A, Class A, 1.35%, due 9/20/2038	916,638	(b)
2,703,171	SoFi Professional Loan Program Trust, Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	2,683,053	(b)
2,200,000	Southwick Park CLO LLC, Ser. 2019-4A, Class A1, (3M USD LIBOR + 1.30%), 1.43%, due 7/20/2032	2,200,091	(b)(c)
1,943,000	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	1,924,609	(b)
2,000,000	TCI-Flatiron CLO Ltd., Ser. 2018-1A, Class ANR, (3M USD LIBOR + 1.06%), 1.19%, due 1/29/2032	2,001,598	(b)(c)
500,000	Thayer Park CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 1.04%), 1.17%, due 4/20/2034	497,768	(b)(c)
700,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 0.99%), 1.11%, due 4/25/2032	699,665	(b)(c)
1,000,000	TRESTLES CLO V Ltd., Ser. 2021-5A, Class A1, (3M USD LIBOR + 1.17%), due 10/20/2034	1,000,000	(b)(c)(k)(l)
1,584,000	Vantage Data Centers LLC, Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	1,584,000	(b)(k)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 1.40%, due 7/20/2032	$3,050,276	(b)(c)
1,000,000	Whitebox CLO III Ltd., Ser. 2021-3A , Class A1, (3M USD LIBOR + 1.22%), due 10/15/2034	1,000,208	(b)(c)(k)(l)
	Total Asset-Backed Securities (Cost $46,014,911)	46,028,609
Foreign Government Securities 0.3%
2,000,000	Mexico Government International Bond, 2.66%, due 5/24/2031 (Cost $2,022,542)	1,930,200
NUMBER OF SHARES
Short-Term Investments 0.7%
Investment Companies 0.7%
4,276,640	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(m) (Cost $4,276,640)	4,276,640	(g)
	Total Investments 108.3% (Cost $670,315,137)	674,819,642
	Liabilities Less Other Assets (8.3)%	(51,888,167	)(n)
	Net Assets 100.0%	$622,931,475

(a)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2021.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $98,768,896, which represents 15.9% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(d)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(f)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2021 amounted to $49,204,697, which represents 7.9% of net assets of the Fund.

(g)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, delayed draw securities, and/or futures with a total value of $57,004,086.

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

(i)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(j)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $1,562,320, which represents 0.3% of net assets of the Fund.

(k)  When-issued security. Total value of all such securities at October 31, 2021, amounted to $5,146,528, which represents 0.8% of net assets of the Fund.

(l)  All or a portion of this security has not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(m)  Represents 7-day effective yield as of October 31, 2021.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	30	U.S. Treasury Long Bond	$4,825,313	$(46,172)
12/2021	223	U.S. Treasury Note, 2 Year	48,892,750	(203,161)
12/2021	245	U.S. Treasury Note, 5 Year	29,828,750	(379,406)
12/2021	12	U.S. Treasury Note, 10 Year	1,568,438	55
Total Long Positions			$85,115,251	$(628,684)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	114	U.S. Treasury Note, Ultra 10 Year	$(16,533,563)	$247,348
12/2021	23	U.S. Treasury Ultra Bond	(4,517,344)	260
Total Short Positions			$(21,050,907)	$247,608
Total Futures				$(381,076)

At October 31, 2021, the Fund had $752,103 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $63,493,893 for long positions and $(44,826,317) for short positions.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$202,017,058	$—	$202,017,058
U.S. Government Agency Securities	—	3,366,103	—	3,366,103
Mortgage-Backed Securities(a)	—	256,241,677	—	256,241,677
Corporate Bonds(a)	—	160,959,355	—	160,959,355
Asset-Backed Securities	—	46,028,609	—	46,028,609
Foreign Government Securities	—	1,930,200	—	1,930,200
Short-Term Investments	—	4,276,640	—	4,276,640
Total Investments	$—	$674,819,642	$—	$674,819,642

(a)  The Schedule of Investments provides information on the industry or sector categorization.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$247,663	$—	$—	$247,663
Liabilities	(628,739)	—	—	(628,739)
Total	$(381,076)	$—	$—	$(381,076)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ October 31, 2021

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 30.5%
Argentina 0.4%
$200,000	MercadoLibre, Inc., 3.13%, due 1/14/2031	$188,760
90,000	Pampa Energia SA, 7.38%, due 7/21/2023	86,311	(b)
150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	139,876	(b)
	YPF SA
80,500	8.50%, due 3/23/2025	73,075	(c)
260,000	8.50%, due 7/28/2025	209,498	(b)(d)
225,000	7.00%, due 12/15/2047	147,602	(b)
		845,122
Azerbaijan 0.9%
	Southern Gas Corridor CJSC
200,000	6.88%, due 3/24/2026	234,292	(b)(d)
1,600,000	6.88%, due 3/24/2026	1,874,336	(b)(d)
		2,108,628
Bahrain 0.2%
200,000	BBK BSC, 5.50%, due 7/9/2024	207,091	(b)(d)
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	239,258	(c)(d)
		446,349
Brazil 2.5%
200,000	B2W Digital Luxembourg S.a.r.l., 4.38%, due 12/20/2030	186,002	(c)
	Banco do Brasil SA
200,000	9.00%, due 6/18/2024	217,002	(b)(e)(f)
200,000	3.25%, due 9/30/2026	197,200	(c)
200,000	Braskem Netherlands Finance BV, 8.50%, due 1/23/2081	222,652	(c)(d)(e)
200,000	CSN Inova Ventures, 6.75%, due 1/28/2028	212,400	(b)
347,000	CSN Resources SA, 4.63%, due 6/10/2031	341,274	(c)(d)
250,000	Embraer Netherlands Finance BV, 6.95%, due 1/17/2028	277,375	(b)(d)
260,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	286,650	(c)
200,000	Gol Finance SA, 8.00%, due 6/30/2026	193,752	(b)
196,458	Guara Norte S.a.r.l., 5.20%, due 6/15/2034	192,529	(b)
	Klabin Austria GmbH
200,000	3.20%, due 1/12/2031	184,040	(b)
201,000	3.20%, due 1/12/2031	184,666	(c)
250,000	MARB BondCo PLC, 3.95%, due 1/29/2031	237,790	(b)
291,000	MC Brazil Downstream Trading S.a.r.l., 7.25%, due 6/30/2031	283,155	(c)(d)
292,270	MV24 Capital BV, 6.75%, due 6/1/2034	301,479	(c)(d)
	Petrobras Global Finance BV
128,000	5.60%, due 1/3/2031	133,888
190,000	5.50%, due 6/10/2051	166,776
200,000	Petrorio Luxembourg S.a.r.l., 6.13%, due 6/9/2026	201,500	(c)
164,000	Rede D'or Finance S.a.r.l., 4.50%, due 1/22/2030	160,722	(b)
200,000	Simpar Europe SA, 5.20%, due 1/26/2031	192,470	(c)
	Suzano Austria GmbH
200,000	2.50%, due 9/15/2028	189,250
213,000	5.00%, due 1/15/2030	229,508	(d)
200,000	Ultrapar Int'l SA, 5.25%, due 6/6/2029	206,500	(b)(d)
200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	212,402	(c)
106,000	Vale Overseas Ltd., 3.75%, due 7/8/2030	107,850

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$297,000	XP, Inc., 3.25%, due 7/1/2026	$284,080	(c)(d)
		5,602,912
Burkina Faso 0.1%
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	201,500	(c)
Chile 1.2%
200,000	AES Gener SA, 6.35%, due 10/7/2079	207,252	(c)(e)
200,000	Alfa Desarrollo SpA, 4.55%, due 9/27/2051	195,420	(c)
294,000	Banco de Credito e Inversiones SA, 2.88%, due 10/14/2031	289,296	(c)
	Codelco, Inc.
238,000	3.00%, due 9/30/2029	240,961	(c)(d)
200,000	3.15%, due 1/14/2030	204,045	(b)
204,000	4.38%, due 2/5/2049	229,747	(c)(d)
200,000	3.70%, due 1/30/2050	202,616	(c)
	Empresa Nacional del Petroleo
200,000	3.75%, due 8/5/2026	206,209	(b)
200,000	3.45%, due 9/16/2031	189,750	(c)
362,000	Falabella SA, 3.38%, due 1/15/2032	359,285	(c)
200,000	Kenbourne Invest SA, 6.88%, due 11/26/2024	208,500	(b)(d)
200,000	VTR Finance NV, 6.38%, due 7/15/2028	213,190	(c)
		2,746,271
China 2.8%
200,000	Alibaba Group Holding Ltd., 4.00%, due 12/6/2037	217,032
200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	196,267	(b)
616,000	China Minmetals Corp., 3.75%, due 11/13/2022	624,861	(b)(d)(e)(f)
200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	219,261	(b)(d)
	Chinalco Capital Holdings Ltd.
200,000	4.25%, due 4/21/2022	202,143	(b)(d)
200,000	2.13%, due 6/3/2026	196,613	(b)
200,000	CIFI Holdings Group Co. Ltd., 5.95%, due 10/20/2025	193,460	(b)
200,000	CMB Int'l Leasing Management Ltd., 1.88%, due 8/12/2025	197,030	(b)
	Country Garden Holdings Co. Ltd.
200,000	5.13%, due 1/17/2025	196,062	(b)
200,000	4.80%, due 8/6/2030	190,021	(b)
201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	205,550	(b)(d)(e)(f)
200,000	ENN Clean Energy Int'l Investment Ltd., 3.38%, due 5/12/2026	198,099	(c)
400,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	374,139	(b)(d)
214,000	Gemdale Ever Prosperity Investment Ltd., 4.95%, due 8/12/2024	209,110	(b)
200,000	Huarong Finance 2017 Co. Ltd., 4.00%, due 11/7/2022	189,500	(b)(e)(f)
250,000	Huarong Finance 2019 Co. Ltd., 4.50%, due 5/29/2029	235,937	(b)(d)
200,000	Huarong Finance II Co. Ltd., 5.50%, due 1/16/2025	200,220	(b)
	Kaisa Group Holdings Ltd.
275,000	9.38%, due 6/30/2024	77,731	(b)
200,000	11.25%, due 4/16/2025	61,199	(b)
200,000	11.70%, due 11/11/2025	54,667	(b)
200,000	Meituan, 3.05%, due 10/28/2030	185,795	(b)
200,000	Minmetals Bounteous Finance BVI Ltd., 3.38%, due 9/3/2024	204,280	(b)(d)(e)(f)
201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	200,057	(b)(e)(f)
200,000	Prosus NV, 3.68%, due 1/21/2030	205,641	(c)(d)
207,000	Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, due 7/13/2030	206,148	(b)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Shimao Group Holdings Ltd.
	$200,000	5.60%, due 7/15/2026	$184,599	(b)
	200,000	5.20%, due 1/16/2027	179,993	(b)
		Sunac China Holdings Ltd.
	218,000	7.00%, due 7/9/2025	154,928	(b)
	200,000	6.50%, due 1/26/2026	139,126	(b)(g)
	200,000	Tencent Holdings Ltd., 3.60%, due 1/19/2028	211,968	(b)
	200,000	ZhongAn Online P&C Insurance Co. Ltd., 3.13%, due 7/16/2025	195,057	(b)
			6,306,494
Colombia 1.8%
		Banco de Bogota SA
	200,000	6.25%, due 5/12/2026	218,502	(b)(d)
	200,000	4.38%, due 8/3/2027	208,502	(b)
		Bancolombia SA
	200,000	4.88%, due 10/18/2027	202,002	(e)
	200,000	4.63%, due 12/18/2029	203,741	(d)(e)
		Ecopetrol SA
	123,000	4.63%, due 11/2/2031	122,078	(h)
	700,000	7.38%, due 9/18/2043	811,755	(d)
	400,000	5.88%, due 5/28/2045	404,940	(d)
		Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	212,241	(c)
COP	1,600,000,000	8.38%, due 11/8/2027	401,577	(c)(d)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	119,515	(c)
	$400,000	Geopark Ltd., 5.50%, due 1/17/2027	397,404	(b)(d)
		Millicom Int'l Cellular SA
	270,000	6.25%, due 3/25/2029	293,625	(b)(d)
	200,000	4.50%, due 4/27/2031	205,252	(b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	216,783	(c)(d)
			4,017,917
Ghana 0.3%
	400,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	399,000	(c)
		Tullow Oil PLC
	200,000	7.00%, due 3/1/2025	175,000	(b)
	200,000	10.25%, due 5/15/2026	210,700	(c)
			784,700
Guatemala 0.2%
	250,000	Central American Bottling Corp., 5.75%, due 1/31/2027	259,088	(c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	214,232	(c)
			473,320
Hong Kong 0.7%
	200,000	AIA Group Ltd., 3.20%, due 9/16/2040	203,298	(b)
	200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	208,243	(b)(e)(f)
	200,000	Elect Global Investments Ltd., 4.10%, due 6/3/2025	201,346	(b)(e)(f)
	250,000	FWD Group Ltd., 5.75%, due 7/9/2024	255,509	(b)(d)
	200,000	JMH Co. Ltd., 2.50%, due 4/9/2031	198,525	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$400,000	NWD MTN Ltd., 4.13%, due 7/18/2029	$401,144	(b)(d)
			1,468,065
India 2.0%
	200,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	221,560	(b)(d)
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	197,673	(c)
		Adani Ports & Special Economic Zone Ltd.
	200,000	4.20%, due 8/4/2027	207,052	(c)(d)
	300,000	4.38%, due 7/3/2029	314,475	(b)(d)
	200,000	Bharti Airtel Ltd., 3.25%, due 6/3/2031	201,472	(c)(d)
	229,000	CA Magnum Holdings, 5.38%, due 10/31/2026	234,817	(c)(h)
	197,000	Greenko Dutch BV, 3.85%, due 3/29/2026	198,477	(c)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	277,305	(b)(e)(f)
	200,000	JSW Hydro Energy Ltd., 4.13%, due 5/18/2031	199,750	(c)
	200,000	JSW Steel Ltd., 5.95%, due 4/18/2024	211,785	(b)(d)
	200,000	Network i2i Ltd., 5.65%, due 1/15/2025	211,500	(b)(e)(f)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	222,940	(b)(d)
	400,000	Periama Holdings LLC, 5.95%, due 4/19/2026	433,078	(b)(d)
	260,000	REC Ltd., 2.25%, due 9/1/2026	254,435	(b)(d)
	250,000	Reliance Industries Ltd., 3.67%, due 11/30/2027	268,183	(b)(d)
		Shriram Transport Finance Co. Ltd.
	200,000	5.10%, due 7/16/2023	203,100	(b)(d)
	200,000	4.40%, due 3/13/2024	200,800	(b)
	200,000	Vedanta Resources Finance II PLC, 13.88%, due 1/21/2024	217,750	(b)
	200,000	Vedanta Resources PLC, 7.13%, due 5/31/2023	194,937	(b)
			4,471,089
Indonesia 0.7%
	200,000	Medco Bell Pte Ltd., 6.38%, due 1/30/2027	204,900	(b)
	200,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	214,500	(b)(d)
	220,000	Pertamina Persero PT, 6.45%, due 5/30/2044	287,860	(b)(d)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	224,507	(c)(d)
	$200,000	6.15%, due 5/21/2048	246,862	(c)(d)
	400,000	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	388,800	(b)(d)
			1,567,429
Israel 0.9%
	312,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	314,340	(b)(d)(e)
	225,949	Energean Israel Finance Ltd., 4.88%, due 3/30/2026	229,786	(b)
	339,684	Leviathan Bond Ltd., 6.50%, due 6/30/2027	370,450	(b)(d)
	200,000	Mizrahi Tefahot Bank Ltd., 3.08%, due 4/7/2031	199,750	(b)(e)
		Teva Pharmaceutical Finance Netherlands III BV
	400,000	7.13%, due 1/31/2025	429,376	(d)
	550,000	3.15%, due 10/1/2026	518,375	(d)
			2,062,077
Kazakhstan 0.7%
	200,000	Development Bank of Kazakhstan JSC, 2.95%, due 5/6/2031	197,750	(c)
		KazMunayGas National Co. JSC
	450,000	5.38%, due 4/24/2030	527,133	(b)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	$560,000	5.75%, due 4/19/2047	$675,352	(b)(d)
	200,000	Tengizchevroil Finance Co. Int'l Ltd., 3.25%, due 8/15/2030	200,528	(c)
			1,600,763
	Korea 0.3%
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	196,498	(b)
	250,000	Shinhan Bank Co. Ltd., 4.50%, due 3/26/2028	281,293	(b)(d)
	200,000	Shinhan Financial Group Co. Ltd., 5.88%, due 8/13/2023	211,946	(b)(e)(f)
			689,737
	Kuwait 0.4%
	200,000	Equate Petrochemical BV, 2.63%, due 4/28/2028	199,612	(b)
		MEGlobal Canada ULC
	200,000	5.00%, due 5/18/2025	218,967	(c)(d)
	200,000	5.88%, due 5/18/2030	242,840	(b)(d)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	205,396	(c)(d)(e)(f)
			866,815
	Macau 0.8%
	200,000	Champion Path Holdings Ltd., 4.85%, due 1/27/2028	196,332	(b)
		Melco Resorts Finance Ltd.
	400,000	5.63%, due 7/17/2027	400,600	(b)(d)
	200,000	5.75%, due 7/21/2028	199,250	(c)
	400,000	Sands China Ltd., 5.40%, due 8/8/2028	432,100	(d)
	500,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	480,625	(b)(d)
	200,000	Wynn Macau Ltd., 5.63%, due 8/26/2028	186,676	(b)
			1,895,583
	Malaysia 0.1%
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	231,020	(b)(d)
	Mexico 2.4%
	400,000	Alfa SAB de CV, 6.88%, due 3/25/2044	524,004	(b)
	275,000	America Movil SAB de CV, 3.63%, due 4/22/2029	297,862	(d)
		Banco Mercantil del Norte SA
	200,000	6.75%, due 9/27/2024	208,752	(b)(e)(f)
	200,000	7.63%, due 1/10/2028	219,500	(b)(e)(f)
	205,000	Becle SAB de CV, 2.50%, due 10/14/2031	201,706	(c)
		Braskem Idesa SAPI
	200,000	7.45%, due 11/15/2029	212,189	(b)
	200,000	6.99%, due 2/20/2032	204,719	(c)
		Cemex SAB de CV
	200,000	7.38%, due 6/5/2027	221,127	(c)
	200,000	5.20%, due 9/17/2030	216,540	(b)
		Comision Federal de Electricidad
MXN	6,480,000	Ser. 14-2, 7.35%, due 11/25/2025	299,481
	$200,000	3.35%, due 2/9/2031	192,502	(c)
	200,000	Fresnillo PLC, 4.25%, due 10/2/2050	204,500	(c)(d)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	244,530	(b)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
		Petroleos Mexicanos
	$41,000	6.88%, due 8/4/2026	$44,751
	109,000	6.84%, due 1/23/2030	113,949
	510,000	5.95%, due 1/28/2031	501,738	(d)
	249,000	6.35%, due 2/12/2048	212,272	(d)
	1,094,000	7.69%, due 1/23/2050	1,044,770	(d)
	69,000	6.95%, due 1/28/2060	61,200
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	214,752	(b)(d)
			5,440,844
	Nigeria 0.3%
		IHS Netherlands Holdco BV
	200,000	8.00%, due 9/18/2027	212,250	(c)
	200,000	8.00%, due 9/18/2027	212,251	(b)
	200,000	SEPLAT Petroleum Development Co. PLC, 7.75%, due 4/1/2026	205,600	(c)
			630,101
	Oman 0.2%
	200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	205,799	(b)(d)
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	267,053	(c)(d)
			472,852
	Panama 0.4%
		C&W Senior Financing Designated Activity Co.
	200,000	6.88%, due 9/15/2027	210,750	(c)
	200,000	6.88%, due 9/15/2027	210,750	(b)
	206,000	Cable Onda SA, 4.50%, due 1/30/2030	213,673	(c)(d)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	226,898	(b)(d)
			862,071
	Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	207,500	(c)
	Peru 1.6%
		Banco de Credito del Peru
	200,000	3.13%, due 7/1/2030	198,440	(c)(e)
	251,000	3.13%, due 7/1/2030	249,042	(b)(e)
	200,000	Cia de Minas Buenaventura SAA, 5.50%, due 7/23/2026	198,502	(c)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	215,757	(c)
	$200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	196,502	(b)
	205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	213,200	(c)
	225,000	Kallpa Generacion SA, 4.13%, due 8/16/2027	233,721	(b)
	200,000	Minsur SA, 4.50%, due 10/28/2031	197,300	(c)
		Nexa Resources SA
	200,000	6.50%, due 1/18/2028	222,800	(c)(d)
	200,000	6.50%, due 1/18/2028	222,800	(b)
		Petroleos del Peru SA
	247,000	5.63%, due 6/19/2047	250,705	(c)(d)
	200,000	5.63%, due 6/19/2047	203,000	(b)(d)
	564,000	Southern Copper Corp., 6.75%, due 4/16/2040	783,255	(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$100,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	$97,500	(c)
		3,482,524
Philippines 0.1%
240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	243,675	(b)(e)(f)(h)
Qatar 0.9%
	CBQ Finance Ltd.
200,000	2.00%, due 9/15/2025	200,702	(b)
400,000	2.00%, due 5/12/2026	398,276	(b)
200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	202,246	(b)(d)(e)(f)
97,415	Nakilat, Inc., 6.07%, due 12/31/2033	118,973	(b)
200,000	Ooredoo Int'l Finance Ltd., 2.63%, due 4/8/2031	201,782	(c)(d)
	Qatar Petroleum
200,000	3.13%, due 7/12/2041	201,839	(c)(d)
200,000	3.30%, due 7/12/2051	203,808	(c)(d)
200,000	QIB Sukuk Ltd., 3.98%, due 3/26/2024	212,817	(b)(d)
250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	258,430	(b)(d)
		1,998,873
Russia 1.0%
250,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	256,314	(b)(d)
	Gazprom PJSC Via Gaz Finance PLC
280,000	3.25%, due 2/25/2030	276,637	(c)(d)
200,000	3.25%, due 2/25/2030	197,597	(b)
273,000	GTLK Europe Capital Designated Activity Co., 4.95%, due 2/18/2026	287,395	(b)(d)
200,000	Lukoil Capital Designated Activity Co., 3.60%, due 10/26/2031	199,587	(c)
250,000	Lukoil Securities BV, 3.88%, due 5/6/2030	259,500	(c)(d)
439,000	Veon Holdings BV, 4.00%, due 4/9/2025	454,725	(c)
300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	350,250	(b)(d)
		2,282,005
Saudi Arabia 0.9%
200,000	Arabian Centres Sukuk II Ltd., 5.63%, due 10/7/2026	208,308	(c)(d)
300,000	Samba Funding Ltd., 2.75%, due 10/2/2024	310,076	(b)(d)
	Saudi Arabian Oil Co.
700,000	4.25%, due 4/16/2039	783,146	(b)(d)
200,000	4.38%, due 4/16/2049	229,580	(b)(d)
	Saudi Electricity Global Sukuk Co. 4
200,000	4.22%, due 1/27/2024	213,231	(b)(d)
200,000	4.72%, due 9/27/2028	232,098	(b)(d)
		1,976,439
Singapore 0.5%
600,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	606,110	(b)(d)
200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	213,075	(c)(d)(e)
240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	238,767	(c)(d)(e)
		1,057,952

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	South Africa 0.8%
	$200,000	Bidvest Group UK PLC, 3.63%, due 9/23/2026	$200,500	(c)
	200,000	FirstRand Bank Ltd., 6.25%, due 4/23/2028	207,600	(b)(e)
	250,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, due 5/15/2029	289,625	(b)
		SASOL Financing USA LLC
	600,000	5.88%, due 3/27/2024	634,200	(d)
	400,000	6.50%, due 9/27/2028	443,000	(d)
			1,774,925
	Supranational 0.4%
	200,000	Africa Finance Corp., 2.88%, due 4/28/2028	198,636	(c)
	200,000	African Export-Import Bank, 3.99%, due 9/21/2029	208,694	(b)
		Banque Ouest Africaine de Developpement
	205,000	5.00%, due 7/27/2027	227,062	(c)(d)
	200,000	4.70%, due 10/22/2031	217,752	(c)(d)
			852,144
	Thailand 0.4%
	200,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	203,322	(b)(e)
	200,000	GC Treasury Center Co. Ltd., 2.98%, due 3/18/2031	201,411	(b)
	200,000	Krung Thai Bank PCL, 4.40%, due 3/25/2026	199,024	(b)(e)(f)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	277,537	(b)(d)
			881,294
	Turkey 0.9%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	198,757	(c)
	200,000	QNB Finansbank AS, 6.88%, due 9/7/2024	213,979	(b)(d)
	200,000	SISECAM, 6.95%, due 3/14/2026	216,101	(c)(d)
	200,000	Turk Telekomunikasyon AS, 6.88%, due 2/28/2025	213,586	(b)(d)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	208,305	(c)(d)
	200,000	Turkiye Garanti Bankasi AS, 5.88%, due 3/16/2023	206,615	(b)(d)
	200,000	Turkiye Petrol Rafinerileri AS, 4.50%, due 10/18/2024	197,858	(b)
		Turkiye Vakiflar Bankasi TAO
	200,000	6.50%, due 1/8/2026	200,796	(c)(d)
	200,000	5.50%, due 10/1/2026	192,422	(c)
	200,000	Ulker Biskuvi Sanayi AS, 6.95%, due 10/30/2025	209,810	(b)
			2,058,229
	Ukraine 0.6%
	650,000	Metinvest BV, 8.50%, due 4/23/2026	730,530	(b)
	250,000	MHP SA, 7.75%, due 5/10/2024	269,335	(b)(d)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	299,868	(b)(d)
			1,299,733
	United Arab Emirates 1.3%
	$200,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	232,142	(b)(d)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	199,000	(c)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	208,121	(c)(d)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	207,025	(b)(d)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$300,000	DP World Crescent Ltd., 3.88%, due 7/18/2029	$318,873	(b)(d)
	200,000	DP World PLC, 6.85%, due 7/2/2037	263,584	(b)(d)
	200,000	EI Sukuk Co. Ltd., 1.83%, due 9/23/2025	199,837	(b)
	200,000	Emaar Sukuk Ltd., 3.64%, due 9/15/2026	208,103	(b)(d)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	211,240	(b)(e)(f)
		Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	194,843	(c)
	200,000	2.94%, due 9/30/2040	196,450	(c)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	212,256	(b)(d)
	200,000	Shelf Drill Hold Ltd. Co., 8.25%, due 2/15/2025	154,440	(b)
			2,805,914
United States 0.4%
	256,000	JBS Finance Luxembourg S.a.r.l., 3.63%, due 1/15/2032	252,759	(c)(d)
IDR	8,100,000,000	JPMorgan Chase Bank N.A., 7.00%, due 9/18/2030	613,628	(b)(d)
			866,387
Venezuela 0.1%
		Petroleos de Venezuela SA
	$1,347,609	6.00%, due 5/16/2024	67,380	(b)(i)
	1,631,452	6.00%, due 11/15/2026	81,573	(b)(i)
	650,000	5.38%, due 4/12/2027	32,500	(b)(i)
	784,800	5.38%, due 4/12/2027	39,240	(b)(i)
			220,693
Zambia 0.2%
	451,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	481,442	(c)(d)
		Total Corporate Bonds (Cost $69,592,100)	68,281,388
Foreign Government Securities 57.9%
Angola 0.5%
		Angolan Government International Bond
	200,000	8.25%, due 5/9/2028	200,500	(b)
	200,000	8.00%, due 11/26/2029	198,015	(b)
	458,000	9.38%, due 5/8/2048	454,970	(b)
	200,000	9.13%, due 11/26/2049	194,946	(b)
			1,048,431
Argentina 0.6%
		Argentine Republic Government International Bond
	550,000	1.00%, due 7/9/2029	199,381
	843,342	0.50%, due 7/9/2030	287,664	(j)
	291,000	1.13%, due 7/9/2035	89,776	(j)
	210,096	2.00%, due 1/9/2038	76,769	(j)
	2,017,609	2.50%, due 7/9/2041	694,360	(j)
EUR	139,590	Provincia de Buenos Aires/Government Bonds, 2.85%, due 9/1/2037	64,984	(c)(j)
			1,412,934

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Armenia 0.1%
	$200,000	Armenia International Bond, 3.60%, due 2/2/2031	$187,041	(b)
Azerbaijan 0.4%
	200,000	Republic of Azerbaijan International Bond, 5.13%, due 9/1/2029	221,857	(b)
		State Oil Co. of the Azerbaijan Republic
	200,000	6.95%, due 3/18/2030	244,554	(b)(d)
	310,000	6.95%, due 3/18/2030	379,058	(b)(d)
			845,469
Belize 0.1%
	326,594	Belize Government International Bond, 4.94%, due 2/20/2034	169,012	(b)(k)
Benin 0.0%(l)
EUR	100,000	Benin Government International Bond, 4.95%, due 1/22/2035	109,937	(b)
Bermuda 0.3%
	$490,000	Bermuda Government International Bond, 4.75%, due 2/15/2029	565,950	(b)
Brazil 4.2%
		Brazil Letras do Tesouro Nacional
BRL	31,000,000	4.62%, due 1/1/2022	5,413,998	(m)
BRL	14,000,000	6.01%, due 1/1/2024	1,933,105	(m)
	$420,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	443,209	(b)(d)
BRL	5,000,000	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, due 1/1/2023	864,914
		Brazilian Government International Bond
	$260,000	5.63%, due 1/7/2041	254,096
	470,000	5.00%, due 1/27/2045	420,866
			9,330,188
Cameroon, Republic of 0.1%
EUR	181,000	Republic of Cameroon International Bond, 5.95%, due 7/7/2032	203,548	(b)
Chile 0.5%
CLP	273,424,770	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	319,342
		Bonos de la Tesoreria de la Republica en pesos
CLP	275,000,000	4.50%, due 3/1/2026	325,166
CLP	420,000,000	2.80%, due 10/1/2033	373,844	(b)
CLP	30,000,000	5.10%, due 7/15/2050	30,585
	$200,000	Chile Government International Bond, 3.25%, due 9/21/2071	184,524
			1,233,461
China 5.0%
		China Government Bond
CNY	5,600,000	2.36%, due 7/2/2023	872,500
CNY	5,000,000	2.88%, due 11/5/2023	786,084
CNY	3,000,000	3.19%, due 4/11/2024	475,627	(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
CNY	6,200,000	1.99%, due 4/9/2025	$943,983
CNY	7,500,000	3.02%, due 10/22/2025	1,181,411	(d)
CNY	5,200,000	3.03%, due 3/11/2026	819,974
CNY	1,300,000	2.69%, due 8/12/2026	201,917
CNY	2,900,000	3.12%, due 12/5/2026	459,113
CNY	9,600,000	2.85%, due 6/4/2027	1,495,569	(d)
CNY	500,000	3.01%, due 5/13/2028	78,398
CNY	2,500,000	3.13%, due 11/21/2029	393,529
CNY	2,500,000	2.68%, due 5/21/2030	378,995
CNY	10,900,000	3.27%, due 11/19/2030	1,739,098	(d)
CNY	1,000,000	3.02%, due 5/27/2031	156,960
CNY	250,000	3.39%, due 3/16/2050	37,907
CNY	3,200,000	3.81%, due 9/14/2050	523,235
CNY	4,700,000	3.72%, due 4/12/2051	763,195
			11,307,495
Colombia 3.3%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	111,387
	$490,000	3.00%, due 1/30/2030	461,992
	310,000	5.63%, due 2/26/2044	326,811
	630,000	5.00%, due 6/15/2045	620,412
	400,000	5.20%, due 5/15/2049	402,524
		Colombian TES
COP	1,492,600,000	Ser. B, 6.25%, due 11/26/2025	387,667
COP	3,747,400,000	Ser. B, 5.75%, due 11/3/2027	913,690	(d)
COP	2,890,600,000	Ser. B, 6.00%, due 4/28/2028	704,378
COP	233,016,926	Ser. UVR, 2.25%, due 4/18/2029	60,231
COP	10,072,400,000	Ser. B, 7.00%, due 3/26/2031	2,490,727
COP	1,999,463,360	Ser. UVR, 3.00%, due 3/25/2033	488,969
COP	1,818,400,000	Ser. B, 7.25%, due 10/18/2034	446,273
			7,415,061
Costa Rica 0.4%
		Costa Rica Government International Bond
	$200,000	6.13%, due 2/19/2031	204,700	(b)
	720,000	7.00%, due 4/4/2044	718,207	(b)
			922,907
Cote D'Ivoire 0.4%
		Ivory Coast Government International Bond
EUR	307,000	6.88%, due 10/17/2040	371,484	(b)
EUR	490,000	6.63%, due 3/22/2048	562,759	(b)
			934,243
Croatia 0.3%
		Croatia Government International Bond
EUR	412,000	1.50%, due 6/17/2031	494,659	(b)
EUR	100,000	1.13%, due 3/4/2033	114,141	(b)
			608,800

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Czech Republic 1.3%
		Czech Republic Government Bond
CZK	3,750,000	2.40%, due 9/17/2025	$166,322	(b)
CZK	2,690,000	1.00%, due 6/26/2026	111,512	(b)
CZK	23,610,000	2.75%, due 7/23/2029	1,061,035	(d)
CZK	30,820,000	0.95%, due 5/15/2030	1,203,205	(b)(d)
CZK	5,010,000	1.75%, due 6/23/2032	206,473
CZK	4,300,000	2.00%, due 10/13/2033	179,814
CZK	1,770,000	4.20%, due 12/4/2036	94,606	(b)
			3,022,967
Dominican Republic 0.4%
		Dominican Republic International Bond
	$150,000	6.00%, due 7/19/2028	168,001	(b)
	150,000	6.40%, due 6/5/2049	159,377	(b)
	675,000	5.88%, due 1/30/2060	661,500	(b)
			988,878
Ecuador 0.5%
		Ecuador Government International Bond
	71,437	0.00%, due 7/31/2030	38,130	(c)
	221,680	5.00%, due 7/31/2030	183,995	(c)(j)
	180,000	5.00%, due 7/31/2030	149,400	(b)(j)
	350,000	1.00%, due 7/31/2035	230,566	(b)(j)
	703,326	1.00%, due 7/31/2035	463,323	(c)(j)
	139,040	0.50%, due 7/31/2040	83,076	(c)(j)
			1,148,490
Egypt 1.9%
		Egypt Government Bond
EGP	6,115,000	14.20%, due 7/7/2023	387,528
EGP	9,750,000	15.90%, due 7/2/2024	637,998
EGP	18,430,000	14.48%, due 4/6/2026	1,174,278
EGP	5,009,000	14.41%, due 7/7/2027	317,356
		Egypt Government International Bond
EUR	531,000	6.38%, due 4/11/2031	577,851	(b)
	$212,000	7.30%, due 9/30/2033	199,628	(b)
	400,000	8.50%, due 1/31/2047	369,536	(b)
	200,000	8.70%, due 3/1/2049	186,604	(b)
	200,000	8.70%, due 3/1/2049	186,604	(b)
	200,000	7.50%, due 2/16/2061	169,795	(b)
			4,207,178
El Salvador 0.3%
		El Salvador Government International Bond
	113,000	7.75%, due 1/24/2023	99,836	(b)
	152,000	7.12%, due 1/20/2050	108,680	(b)
	570,000	9.50%, due 7/15/2052	467,400	(b)
			675,916

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ghana 0.9%
		Ghana Government Bond
GHS	670,000	20.75%, due 3/6/2023	$112,169
GHS	1,900,000	19.25%, due 12/18/2023	307,503
		Ghana Government International Bond
	$400,000	7.75%, due 4/7/2029	356,206	(b)
	200,000	7.63%, due 5/16/2029	176,754	(b)
	200,000	10.75%, due 10/14/2030	232,041	(b)
	200,000	10.75%, due 10/14/2030	232,041	(b)
	200,000	8.63%, due 4/7/2034	177,424	(b)
	200,000	7.88%, due 2/11/2035	170,050	(b)
	205,000	8.75%, due 3/11/2061	172,430	(b)
			1,936,618
Guatemala 0.1%
	200,000	Guatemala Government Bond, 3.70%, due 10/7/2033	198,800	(b)
Hungary 0.7%
		Hungary Government Bond
HUF	152,790,000	6.75%, due 10/22/2028	585,159
HUF	150,510,000	3.25%, due 10/22/2031	461,501	(d)
HUF	105,310,000	2.25%, due 4/20/2033	283,666
HUF	68,440,000	3.00%, due 10/27/2038	186,405
		Hungary Government International Bond
EUR	47,000	1.75%, due 6/5/2035	56,417	(b)
EUR	50,000	1.50%, due 11/17/2050	53,249	(b)
			1,626,397
Indonesia 6.1%
		Indonesia Government International Bond
EUR	200,000	3.75%, due 6/14/2028	269,232	(b)
EUR	300,000	1.10%, due 3/12/2033	332,894
	$240,000	5.25%, due 1/17/2042	294,318	(b)
	370,000	5.13%, due 1/15/2045	449,448	(b)
		Indonesia Treasury Bond
IDR	10,400,000,000	8.38%, due 3/15/2024	801,955
IDR	264,000,000	8.13%, due 5/15/2024	20,358
IDR	12,000,000,000	6.50%, due 6/15/2025	891,807
IDR	50,000,000,000	5.50%, due 4/15/2026	3,584,620	(d)
IDR	10,300,000,000	7.00%, due 5/15/2027	778,487
IDR	3,304,000,000	6.13%, due 5/15/2028	238,411
IDR	5,175,000,000	9.00%, due 3/15/2029	426,925
IDR	17,706,000,000	6.50%, due 2/15/2031	1,279,146
IDR	5,204,000,000	8.75%, due 5/15/2031	429,142
IDR	2,000,000,000	6.38%, due 4/15/2032	144,532
IDR	3,500,000,000	7.50%, due 8/15/2032	264,787
IDR	7,677,000,000	6.63%, due 5/15/2033	545,023
IDR	2,344,000,000	8.38%, due 3/15/2034	186,957
IDR	10,800,000,000	7.50%, due 6/15/2035	806,522	(d)
IDR	3,683,000,000	8.25%, due 5/15/2036	292,391
IDR	1,205,000,000	7.50%, due 5/15/2038	88,949
IDR	520,000,000	8.38%, due 4/15/2039	41,402
IDR	20,873,000,000	7.50%, due 4/15/2040	1,547,261

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
IDR	535,000,000	7.13%, due 6/15/2042	$38,853
			13,753,420
Iraq 0.1%
	$203,125	Iraq International Bond, 5.80%, due 1/15/2028	197,539	(b)
Lebanon 0.2%
		Lebanon Government International Bond
	622,000	6.38%, due 3/9/2020	93,424	(i)
	469,000	6.60%, due 11/27/2026	70,350	(b)(i)
	121,000	6.85%, due 5/25/2029	17,818	(i)
	281,000	6.65%, due 2/26/2030	41,729	(b)(i)
	1,400,000	8.25%, due 5/17/2034	209,300	(i)
			432,621
Malaysia 3.2%
	1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	1,005,228	(b)(d)
		Malaysia Government Bond
MYR	1,500,000	3.76%, due 4/20/2023	369,807
MYR	2,500,000	3.80%, due 8/17/2023	618,168
MYR	800,000	3.48%, due 6/14/2024	196,819
MYR	700,000	4.18%, due 7/15/2024	175,358
MYR	1,800,000	4.06%, due 9/30/2024	450,350
MYR	700,000	3.91%, due 7/15/2026	174,237
MYR	2,150,000	3.50%, due 5/31/2027	523,970
MYR	1,700,000	3.90%, due 11/16/2027	422,581
MYR	2,180,000	3.73%, due 6/15/2028	534,814
MYR	1,900,000	2.63%, due 4/15/2031	423,161
MYR	435,000	4.23%, due 6/30/2031	108,936
MYR	300,000	4.64%, due 11/7/2033	76,777
MYR	1,745,000	3.83%, due 7/5/2034	407,300
MYR	2,350,000	4.25%, due 5/31/2035	578,289
MYR	2,200,000	3.76%, due 5/22/2040	499,827
MYR	350,000	4.94%, due 9/30/2043	90,453
MYR	950,000	4.07%, due 6/15/2050	217,973
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	100,405
MYR	500,000	4.37%, due 10/31/2028	127,322
			7,101,775
Mexico 3.3%
		Mexican Bonos
MXN	24,350,000	Ser. M20, 10.00%, due 12/5/2024	1,277,181
MXN	17,170,800	Ser. M20, 7.50%, due 6/3/2027	837,414
MXN	57,870,000	Ser. M20, 8.50%, due 5/31/2029	2,977,826
MXN	3,740,000	Ser. M20, 8.50%, due 5/31/2029	192,450
MXN	11,510,000	Ser. M, 7.75%, due 5/29/2031	567,757
MXN	7,970,000	Ser. M30, 8.50%, due 11/18/2038	408,081
MXN	5,190,000	Ser. M, 7.75%, due 11/13/2042	247,339
MXN	3,247,100	Ser. M, 8.00%, due 11/7/2047	158,379

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$670,000	Mexico Government International Bond, 5.75%, due 10/12/2110	$774,654
			7,441,081
Mongolia 0.4%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	212,157	(b)
		Mongolia Government International Bond
	200,000	8.75%, due 3/9/2024	224,632	(b)
	242,000	8.75%, due 3/9/2024	271,668	(b)
	200,000	3.50%, due 7/7/2027	190,576	(b)
			899,033
Morocco 0.1%
	220,000	Morocco Government International Bond, 5.50%, due 12/11/2042	243,351	(b)
Nigeria 0.3%
		Nigeria Government International Bond
	200,000	7.38%, due 9/28/2033	198,297	(b)
	380,000	9.25%, due 1/21/2049	403,883	(b)
			602,180
North Macedonia 0.0%(l)
EUR	100,000	North Macedonia Government International Bond, 1.63%, due 3/10/2028	111,653	(b)
Oman 0.4%
		Oman Government International Bond
	$415,000	6.75%, due 1/17/2048	418,918	(b)
	200,000	6.75%, due 1/17/2048	201,888	(b)
	200,000	7.00%, due 1/25/2051	208,499	(b)
			829,305
Panama 0.2%
		Panama Government International Bond
	200,000	3.16%, due 1/23/2030	206,364
	100,000	6.70%, due 1/26/2036	133,401
			339,765
Papua New Guinea 0.1%
	200,000	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	203,100	(b)
Paraguay 0.2%
	430,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	517,294	(b)
Peru 1.6%
		Peru Government Bond
PEN	258,000	5.94%, due 2/12/2029	66,844

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
PEN	1,897,000	6.15%, due 8/12/2032	$481,313
PEN	1,660,000	5.40%, due 8/12/2034	379,344
PEN	207,000	5.35%, due 8/12/2040	43,813
		Peruvian Government International Bond
PEN	329,000	5.20%, due 9/12/2023	84,870	(b)
EUR	100,000	3.75%, due 3/1/2030	136,619
	$500,000	2.84%, due 6/20/2030	506,225
PEN	2,929,000	6.95%, due 8/12/2031	793,388	(b)
EUR	284,000	1.25%, due 3/11/2033	316,152
	$200,000	8.75%, due 11/21/2033	309,820
	119,000	3.00%, due 1/15/2034	117,691	(h)
PEN	699,000	5.40%, due 8/12/2034	159,736	(b)
PEN	1,051,000	6.90%, due 8/12/2037	266,378	(b)
			3,662,193
Philippines 0.2%
		Philippine Government International Bond
PHP	12,000,000	3.90%, due 11/26/2022	238,647
EUR	126,000	1.75%, due 4/28/2041	142,104
			380,751
Poland 1.7%
		Poland Government Bond
PLN	2,220,000	2.50%, due 4/25/2024	562,590
PLN	2,689,000	3.25%, due 7/25/2025	698,995
PLN	128,000	2.50%, due 7/25/2026	32,381
PLN	4,530,000	0.25%, due 10/25/2026	1,023,014
PLN	2,426,000	2.75%, due 4/25/2028	618,112	(h)(n)
PLN	3,804,000	1.25%, due 10/25/2030	844,037	(d)
			3,779,129
Qatar 0.3%
	$546,000	Qatar Government International Bond, 4.82%, due 3/14/2049	701,566	(b)
Romania 1.8%
		Romania Government Bond
RON	10,000	4.25%, due 6/28/2023	2,346
RON	875,000	4.40%, due 9/25/2023	205,847
RON	1,720,000	4.00%, due 10/25/2023	401,320
RON	1,675,000	3.65%, due 7/28/2025	379,711
RON	560,000	4.85%, due 4/22/2026	131,861
RON	810,000	3.25%, due 6/24/2026	178,119
RON	1,920,000	4.15%, due 1/26/2028	433,494
RON	1,845,000	4.15%, due 10/24/2030	406,757
RON	965,000	3.65%, due 9/24/2031	201,773
RON	250,000	4.75%, due 10/11/2034	56,652
		Romanian Government International Bond
EUR	104,000	2.00%, due 4/14/2033	112,569	(b)
EUR	594,000	3.88%, due 10/29/2035	747,515	(b)
EUR	62,000	2.88%, due 4/13/2042	66,089	(b)
EUR	79,000	4.63%, due 4/3/2049	105,436	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	442,000	3.38%, due 1/28/2050	$496,889	(b)
			3,926,378
Russia 3.5%
		Russian Federal Bond – Obligatsyi Federal'novo Zaima
RUB	327,982,000	4.50%, due 7/16/2025	4,084,931	(d)
RUB	12,840,000	6.70%, due 3/14/2029	166,783
RUB	31,452,000	6.90%, due 5/23/2029	414,347	(d)
RUB	92,595,000	6.90%, due 7/23/2031	1,204,835
RUB	116,283,000	7.25%, due 5/10/2034	1,542,961	(d)
RUB	10,839,000	7.70%, due 3/16/2039	149,064
		Russian Foreign Bond – Eurobond
	$8,199	7.50%, due 3/31/2030	9,490	(b)
	200,000	5.10%, due 3/28/2035	238,992	(b)
			7,811,403
Saudi Arabia 0.2%
	440,000	Saudi Government International Bond, 3.75%, due 1/21/2055	459,439	(b)
Senegal 0.2%
		Senegal Government International Bond
EUR	250,000	4.75%, due 3/13/2028	293,968	(b)
EUR	100,000	5.38%, due 6/8/2037	111,060	(b)
			405,028
Serbia 0.4%
		Serbia International Bond
EUR	191,000	1.50%, due 6/26/2029	216,227	(b)
	$200,000	2.13%, due 12/1/2030	186,767	(b)
EUR	100,000	1.65%, due 3/3/2033	108,628	(b)
EUR	124,000	2.05%, due 9/23/2036	133,272	(b)
RSD	30,190,000	Serbia Treasury Bond, 4.50%, due 1/11/2026	310,732
			955,626
South Africa 3.8%
		Republic of South Africa Government Bond
ZAR	25,871,485	8.00%, due 1/31/2030	1,536,970	(d)
ZAR	2,942,157	8.25%, due 3/31/2032	168,878
ZAR	36,801,722	8.88%, due 2/28/2035	2,120,522	(d)
ZAR	41,607,271	8.50%, due 1/31/2037	2,265,442	(d)
ZAR	2,146,507	9.00%, due 1/31/2040	119,597
ZAR	17,481,844	8.75%, due 1/31/2044	940,334
ZAR	15,386,244	8.75%, due 2/28/2048	825,752
		Republic of South Africa Government International Bond
	$273,000	5.65%, due 9/27/2047	258,367
	400,000	5.75%, due 9/30/2049	381,592
			8,617,454

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Sri Lanka 0.5%
		Sri Lanka Government International Bond
	$200,000	6.85%, due 11/3/2025	$127,930	(b)
	644,000	6.75%, due 4/18/2028	401,528	(b)
	203,000	7.85%, due 3/14/2029	127,348	(b)
	790,000	7.55%, due 3/28/2030	492,454	(b)
			1,149,260
Thailand 3.5%
		Thailand Government Bond
THB	12,000,000	3.63%, due 6/16/2023	378,928
THB	15,000,000	2.40%, due 12/17/2023	467,877
THB	8,000,000	0.75%, due 6/17/2024	240,557
THB	18,500,000	1.45%, due 12/17/2024	566,095
THB	16,500,000	0.95%, due 6/17/2025	496,244
THB	2,457,000	3.85%, due 12/12/2025	82,124
THB	26,500,000	2.13%, due 12/17/2026	833,439
THB	231,000	2.88%, due 12/17/2028	7,554
THB	12,400,000	4.88%, due 6/22/2029	455,447
THB	11,200,000	1.60%, due 12/17/2029	333,959
THB	19,500,000	3.65%, due 6/20/2031	674,252
THB	37,800,000	2.00%, due 12/17/2031	1,138,884
THB	2,000,000	3.78%, due 6/25/2032	70,090
THB	5,000,000	1.60%, due 6/17/2035	136,658
THB	18,571,000	1.59%, due 12/17/2035	501,355
THB	8,350,000	3.40%, due 6/17/2036	276,388
THB	33,416,000	3.30%, due 6/17/2038	1,096,086
THB	4,300,000	2.00%, due 6/17/2042	115,304
THB	1,248,000	2.88%, due 6/17/2046	38,333
			7,909,574
Tunisia 0.1%
EUR	204,000	Banque Centrale de Tunisie International Bond, 6.38%, due 7/15/2026	187,454	(b)
Turkey 1.0%
		Turkey Government Bond
TRY	4,456,654	10.60%, due 2/11/2026	356,477
TRY	8,690	10.50%, due 8/11/2027	636
TRY	9,029,376	11.70%, due 11/13/2030	646,163
		Turkey Government International Bond
	$400,000	6.38%, due 10/14/2025	406,560
	240,000	6.50%, due 9/20/2033	228,000
	241,000	6.00%, due 1/14/2041	207,814
		Turkiye Ihracat Kredi Bankasi AS
	200,000	8.25%, due 1/24/2024	212,180	(c)
	200,000	6.13%, due 5/3/2024	202,670	(c)
			2,260,500
Uganda 0.2%
UGX 1,863,700,000		Uganda Government Bond, 14.25%, due 6/22/2034	515,797

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ukraine 1.1%
		Ukraine Government International Bond
	$557,000	9.75%, due 11/1/2028	$647,094	(b)
	700,000	6.88%, due 5/21/2029	714,191	(b)
	200,000	7.38%, due 9/25/2032	205,981	(b)
	286,000	1.26%, due 5/31/2040	301,129	(c)
	490,000	1.26%, due 5/31/2040	515,921	(b)
	25,833	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	26,304	(c)
			2,410,620
United Arab Emirates 0.3%
		Abu Dhabi Government International Bond
	200,000	3.00%, due 9/15/2051	197,674	(b)
	200,000	2.70%, due 9/2/2070	179,201	(b)
	200,000	UAE International Government Bond, 2.88%, due 10/19/2041	196,977	(b)
			573,852
Uruguay 0.1%
UYU	5,939,000	Uruguay Government International Bond, 9.88%, due 6/20/2022	136,238	(b)
Uzbekistan 0.1%
	$203,000	Republic of Uzbekistan Bond, 3.70%, due 11/25/2030	196,236	(b)
Venezuela 0.0%(l)
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	88,230	(b)(i)
Zambia 0.4%
ZMW	12,595,000	Zambia Government Bond, 13.00%, due 1/25/2031	411,623
		Zambia Government International Bond
	$210,000	5.38%, due 9/20/2022	157,500	(b)(i)
	200,000	8.50%, due 4/14/2024	158,760	(b)
	210,000	8.97%, due 7/30/2027	164,535	(b)
			892,418
		Total Foreign Government Securities (Cost $133,797,313)	129,790,984
NUMBER OF SHARES
Short-Term Investments 9.8%
Investment Companies 9.8%
	21,753,488	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(o)	21,753,488	(d)
	154,380	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(o)	154,380	(p)
		Total Short-Term Investments (Cost $21,907,868)	21,907,868
		Total Investments 98.2% (Cost $225,297,281)	219,980,240
		Other Assets Less Liabilities 1.8%	3,992,099	(q)
		Net Assets 100.0%	$223,972,339

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2021 amounted to $68,466,181, which represents 30.6% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $22,066,606, which represents 9.9% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of $85,220,065.

(e)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(f)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(g)  The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $146,499 for the Fund (see Note A of Notes to Financial Statements).

(h)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $1,052,285, which represents 0.5% of net assets of the Fund.

(i)  Defaulted security.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(k)  Payment-in-kind (PIK) security.

(l)  Represents less than 0.05% of net assets of the Fund.

(m)  Rate shown was the discount rate at the date of purchase.

(n)  All or a portion of this security was purchased on a delayed delivery basis.

(o)  Represents 7-day effective yield as of October 31, 2021.

(p)  Represents investment of cash collateral received from securities lending.

(q)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$128,767,761	57.5%
Oil & Gas	15,345,492	6.9%
Banks	11,143,848	5.0%
Mining	4,988,583	2.2%
Electric	4,012,744	1.8%
Telecommunications	3,636,337	1.6%
Real Estate	3,253,197	1.5%
Chemicals	3,036,522	1.4%
Pipelines	2,871,939	1.3%
Iron—Steel	2,258,477	1.0%
Diversified Financial Services	2,051,677	0.9%
Lodging	1,895,583	0.8%
Engineering & Construction	1,663,212	0.7%
Commercial Services	1,510,632	0.7%
Internet	1,195,198	0.5%
Pharmaceuticals	947,751	0.4%
Food	915,111	0.4%
Multi-National	852,144	0.4%
Energy—Alternate Sources	699,359	0.3%
Insurance	653,864	0.3%
Investment Companies	625,657	0.3%
Retail	557,810	0.2%
Holding Companies—Diversified	524,004	0.2%
Transportation	493,949	0.2%
Beverages	460,794	0.2%
Building Materials	437,667	0.2%
Media	426,863	0.2%
Forest Products & Paper	418,758	0.2%
Packaging & Containers	368,706	0.2%
Gas	317,072	0.1%
Aerospace & Defense	277,375	0.1%
Agriculture	269,335	0.1%
Computers	234,817	0.1%
Housewares	216,101	0.1%
Trucking & Leasing	197,030	0.1%
Airlines	193,752	0.1%
Oil & Gas Services	192,529	0.1%
Healthcare—Services	160,722	0.1%
Short-Term Investments and Other Assets—Net	25,899,967	11.6%
	$223,972,339	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	7	U.S. Treasury Note, 2 Year	$1,534,750	$(6,508)
12/2021	37	U.S. Treasury Note, 5 Year	4,504,750	(65,414)
12/2021	30	U.S. Treasury Note, 10 Year	3,921,094	(64,911)
12/2021	6	U.S. Treasury Ultra Bond	1,178,438	(8,536)
Total Long Positions			$11,139,032	$(145,369)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	6	Euro-Bobl	$(927,759)	$13,364
12/2021	17	Euro-Bund	(3,303,894)	86,106
12/2021	8	Euro-Buxl Bond, 30 Year	(1,932,647)	7,769
12/2021	7	Korea Bond, 10 year	(724,231)	31,090
12/2021	19	U.S. Treasury Long Bond	(3,056,031)	25,656
12/2021	43	U.S. Treasury Note, 10 Year	(5,620,234)	100,712
12/2021	1	U.S. Treasury Ultra Bond	(196,406)	92
Total Short Positions			$(15,761,202)	$264,789
Total Futures				$119,420

At October 31, 2021, the Fund had $487,935 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $8,508,269 for long positions and $(18,345,678) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2021, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
69,650	USD	393,036	BRL	CITI	11/3/2021	$10
165,679	USD	909,328	BRL	GSI	11/3/2021	4,558
220,645	USD	1,245,100	BRL	GSI	11/3/2021	31
185,904	USD	1,049,054	BRL	MS	11/3/2021	26
345,820	USD	1,777,862	BRL	SSB	11/3/2021	30,809
570,382	USD	3,070,363	BRL	CITI	12/2/2021	29,504
2,157,933	USD	11,788,790	BRL	GSI	12/2/2021	81,208

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
454,900	USD	2,455,959	BRL	GSI	12/2/2021	$22,256
126,510	USD	661,760	BRL	GSI	12/2/2021	9,933
155,484	USD	841,199	BRL	GSI	12/2/2021	7,297
518,918	USD	2,714,149	BRL	MS	12/2/2021	40,791
184,151	USD	1,049,054	BRL	MS	2/2/2022	2,058
375,631,830	CLP	450,506	USD	CITI	12/15/2021	9,018
435,617,408	CLP	527,542	USD	MS	12/15/2021	5,365
524,333	USD	416,844,960	CLP	CITI	12/15/2021	14,392
498,300	USD	396,342,463	CLP	CITI	12/15/2021	13,440
5,242,900	CNH	808,213	USD	SCB	12/13/2021	7,418
931,814	USD	5,965,526	CNH	SCB	11/22/2021	2,202
1,000,772	USD	6,404,581	CNH	SCB	12/13/2021	4,421
1,385,300	CNY	214,644	USD	SSB	11/18/2021	1,241
1,291,014,730	COP	338,394	USD	CITI	12/15/2021	3,434
12,095,934	CZK	468,784	EUR	CITI	12/15/2021	1,391
12,171,800	CZK	472,178	EUR	MS	12/15/2021	875
442,900	EUR	11,296,243	CZK	CITI	12/15/2021	4,612
941,271	EUR	23,893,720	CZK	JPM	12/15/2021	14,909
99,753	EUR	2,541,892	CZK	JPM	12/15/2021	1,144
183,877	EUR	212,357	USD	JPM	11/3/2021	209
413,819	EUR	478,216	USD	JPM	11/3/2021	168
459,783	EUR	530,841	USD	MS	11/3/2021	679
469,624	EUR	164,368,523	HUF	HSBC	12/15/2021	16,334
468,208	EUR	2,145,748	PLN	CITI	12/15/2021	4,482
251,229	EUR	1,154,761	PLN	SCB	1/21/2022	2,127
163,753	EUR	754,187	PLN	SCB	1/21/2022	1,009
266,176	EUR	1,231,244	PLN	JPM	1/21/2022	307
62,523	EUR	317,149	RON	CITI	6/30/2022	256
136,001	EUR	687,615	RON	GSI	6/30/2022	1,072
10,350,729	USD	8,907,494	EUR	BNP	11/3/2021	53,467
486,294	USD	417,812	EUR	BNP	11/3/2021	3,294
4,437,436	USD	3,830,003	EUR	GSI	11/3/2021	9,867
274,596	USD	235,590	EUR	HSBC	11/3/2021	2,248
320,939	USD	276,774	EUR	HSBC	11/3/2021	982
160,384	USD	138,389	EUR	JPM	11/3/2021	403
407,642	USD	352,520	EUR	MS	11/3/2021	121
3,168,032	USD	2,668,317	EUR	CITI	12/3/2021	81,552
116,078	USD	100,000	EUR	JPM	12/3/2021	407
219,637	USD	189,144	EUR	SSB	12/3/2021	851
1,095,654	USD	941,888	EUR	CITI	1/19/2022	4,627
83,130,473	HUF	230,278	EUR	SCB	12/15/2021	114
68,171,589	HUF	188,753	EUR	JPM	12/15/2021	194
13,267,854,054	IDR	927,174	USD	SCB	11/15/2021	4,384
8,056,736,682	IDR	561,199	USD	JPM	11/15/2021	4,478
144,867	USD	2,047,402,000	IDR	JPM	12/3/2021	1,406
490,419,866	KZT	1,103,679	USD	GSI	3/31/2022	5,577
3,440,373	MXN	165,618	USD	JPM	12/15/2021	397

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
11,587,822	MXN	551,432	USD	SSB	12/15/2021	$7,740
490,306	USD	9,868,940	MXN	CITI	12/15/2021	14,079
544,607	USD	11,109,925	MXN	CITI	12/15/2021	8,495
155,153	USD	3,158,391	MXN	GSI	12/15/2021	2,744
1,310,792	MYR	314,165	USD	SCB	11/15/2021	1,751
670,374	MYR	161,090	USD	SCB	11/15/2021	479
7,595,320	MYR	1,810,479	USD	JPM	12/1/2021	18,703
3,258,914	PEN	792,429	USD	GSI	12/15/2021	22,957
121,863	USD	486,719	PEN	BB	12/15/2021	85
73,920	USD	3,720,394	PHP	JPM	12/7/2021	391
6,141,217	PLN	1,325,635	EUR	GSI	1/21/2022	787
54,058,625	RUB	734,924	USD	GSI	12/15/2021	20,542
23,371,243	RUB	325,820	USD	HSBC	12/15/2021	792
40,753,295	RUB	549,014	USD	MS	12/15/2021	20,511
40,657,399	RUB	548,535	USD	MS	12/15/2021	19,650
5,324,670	THB	157,498	USD	CITI	12/28/2021	2,915
5,358,245	THB	158,612	USD	GSI	12/28/2021	2,813
4,768,363	THB	141,418	USD	HSBC	12/28/2021	2,236
134,166	THB	3,978	USD	JPM	12/28/2021	64
33,119,344	THB	984,084	USD	SSB	12/28/2021	13,686
515,834	USD	4,577,669	TRY	BB	12/22/2021	51,183
527,465	USD	4,877,943	TRY	BB	12/22/2021	32,335
562,170	USD	5,223,623	TRY	BB	12/22/2021	31,952
516,289	USD	4,753,731	TRY	GSI	12/22/2021	33,767
271,033	USD	2,504,434	TRY	JPM	12/22/2021	16,824
13,992,058	UAH	496,524	USD	CITI	12/9/2021	28,217
12,484,849	UAH	437,604	USD	GSI	12/16/2021	29,576
3,823,035	UAH	133,253	USD	MS	12/16/2021	9,804
11,287,967,212	VND	492,602	USD	JPM	11/19/2021	3,388
936,912	USD	14,025,863	ZAR	GSI	12/15/2021	23,583
175,544	USD	2,614,174	ZAR	MS	12/15/2021	5,315
Total unrealized appreciation						$940,719
393,036	BRL	74,301	USD	CITI	11/3/2021	(4,660)
909,328	BRL	161,143	USD	GSI	11/3/2021	(23)
1,245,100	BRL	238,841	USD	GSI	11/3/2021	(18,227)
1,049,054	BRL	187,969	USD	MS	11/3/2021	(2,092)
16,624,617	BRL	3,113,312	USD	CITI	12/2/2021	(184,702)
2,252,021	BRL	409,950	USD	GSI	12/2/2021	(13,232)
2,074,803	BRL	381,657	USD	GSI	12/2/2021	(16,158)
3,424,195	BRL	641,259	USD	GSI	12/2/2021	(38,049)
1,085,594	BRL	195,225	USD	JPM	12/2/2021	(3,986)
2,660,090	BRL	461,861	USD	SCB	2/2/2022	(126)
1,006,143,777	CLP	1,273,197	USD	BB	12/15/2021	(42,346)
500,902	USD	419,755,487	CLP	MS	12/15/2021	(12,600)
1,170,416	USD	7,570,463	CNH	SCB	11/18/2021	(9,660)
279,747	USD	1,807,771	CNH	GSI	12/13/2021	(1,486)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
445,175,259	COP	118,204	USD	DB	12/15/2021	$(333)
251,174	USD	956,218,612	COP	SCB	12/15/2021	(2,009)
125,627	USD	481,339,593	COP	JPM	12/15/2021	(1,820)
1,531,650	USD	5,881,779,810	COP	JPM	12/15/2021	(25,699)
43,170,400	CZK	1,690,582	EUR	GSI	12/15/2021	(15,277)
28,613,914	CZK	1,126,697	EUR	GSI	12/15/2021	(17,251)
11,793,572	CZK	460,884	EUR	SSB	12/15/2021	(3,062)
184,900	EUR	213,978	USD	BB	11/3/2021	(230)
94,479	EUR	110,036	USD	BB	11/3/2021	(816)
710,121	EUR	824,599	USD	HSBC	11/3/2021	(3,683)
284,136	EUR	329,801	USD	JPM	11/3/2021	(1,334)
229,972	EUR	268,218	USD	JPM	11/3/2021	(2,365)
231,002	EUR	270,396	USD	JPM	11/3/2021	(3,353)
231,015	EUR	270,020	USD	MS	11/3/2021	(2,961)
229,909	EUR	266,005	USD	SCB	11/3/2021	(225)
7,271,297	EUR	8,508,660	USD	SCB	11/3/2021	(102,879)
821,798	EUR	961,610	USD	SSB	11/3/2021	(11,593)
8,907,494	EUR	10,356,647	USD	BNP	12/3/2021	(53,223)
303,735	EUR	1,412,626	PLN	MS	1/21/2022	(1,562)
123,559	EUR	629,453	RON	CITI	6/30/2022	(109)
319,290	USD	276,491	EUR	JPM	11/3/2021	(339)
319,054	USD	276,489	EUR	JPM	11/3/2021	(574)
212,982	USD	184,250	EUR	SSB	11/3/2021	(15)
323,978	USD	280,299	EUR	SSB	11/3/2021	(54)
166,099,375	HUF	467,864	EUR	CITI	12/15/2021	(8,747)
166,950,668	HUF	467,872	EUR	HSBC	12/15/2021	(6,025)
166,127,981	HUF	466,941	EUR	HSBC	12/15/2021	(7,586)
164,797,839	HUF	469,282	EUR	HSBC	12/15/2021	(14,561)
342,849,081	HUF	980,763	EUR	HSBC	12/15/2021	(35,452)
4,941,442,092	IDR	349,861	USD	SCB	12/3/2021	(3,616)
1,927,370,411	IDR	136,364	USD	JPM	12/3/2021	(1,314)
15,644,033,840	IDR	1,104,415	USD	MS	1/19/2022	(13,752)
246,108	USD	3,586,046,530	IDR	SCB	11/15/2021	(5,674)
481,031	USD	6,993,705,440	IDR	SCB	11/15/2021	(10,009)
265,563	USD	3,886,624,724	IDR	HSBC	11/15/2021	(7,323)
480,429	USD	6,993,705,441	IDR	HSBC	11/15/2021	(10,610)
322,528	USD	4,698,580,949	IDR	JPM	11/15/2021	(7,368)
776,694	USD	11,303,227,885	IDR	SSB	11/15/2021	(16,924)
138,632	USD	1,996,999,728	IDR	JPM	12/3/2021	(1,297)
242,141	USD	3,489,255,699	IDR	JPM	12/3/2021	(2,350)
515,425	USD	7,416,963,924	IDR	JPM	12/3/2021	(4,280)
638,034	USD	9,191,831,494	IDR	JPM	12/3/2021	(6,035)
41,327,300	INR	556,507	USD	GSI	12/13/2021	(7,940)
80,433,228	INR	1,081,412	USD	JPM	12/14/2021	(13,897)
1,102,141	USD	1,304,825,211	KRW	JPM	11/19/2021	(8,163)
180,388	USD	212,814,820	KRW	SCB	1/24/2022	(477)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
244,425,830	KZT	551,316	USD	MS	4/20/2022	$(958)
13,465,577	MXN	665,893	USD	CITI	12/15/2021	(16,109)
47,164,724	MXN	2,338,785	USD	GSI	12/15/2021	(62,843)
23,250,876	MXN	1,131,923	USD	HSBC	12/15/2021	(9,949)
8,515,018	MXN	412,189	USD	JPM	12/15/2021	(1,295)
523,702	USD	10,984,701	MXN	CITI	12/15/2021	(6,367)
176,029	USD	3,651,200	MXN	GSI	12/15/2021	(161)
140,709	USD	2,931,890	MXN	JPM	12/15/2021	(770)
536,480	USD	27,296,090	PHP	JPM	11/8/2021	(4,427)
570,217	USD	28,932,828	PHP	SCB	11/15/2021	(2,646)
537,713	USD	27,357,244	PHP	HSBC	11/22/2021	(3,644)
18,997,737	PLN	4,194,159	EUR	CITI	12/15/2021	(96,156)
2,125,114	PLN	460,575	EUR	CITI	1/21/2022	(1,871)
2,142,559	PLN	465,070	EUR	CITI	1/21/2022	(2,714)
2,124,895	PLN	464,177	EUR	CITI	1/21/2022	(6,099)
8,226,923	RON	1,637,905	EUR	GSI	4/6/2022	(4,654)
547,085	RON	108,245	EUR	CITI	6/30/2022	(899)
549,177	RON	108,410	EUR	HSBC	6/30/2022	(612)
606,135	RON	119,665	EUR	HSBC	6/30/2022	(690)
987,697	RON	195,085	EUR	HSBC	6/30/2022	(1,229)
2,943,844	RON	580,869	EUR	HSBC	6/30/2022	(2,985)
16,696,716	RUB	235,050	USD	SCB	12/15/2021	(1,715)
15,827,840	RUB	222,382	USD	CITI	12/15/2021	(1,189)
34,122,280	RUB	480,076	USD	HSBC	12/15/2021	(3,219)
58,254,419	RUB	825,250	USD	HSBC	12/15/2021	(11,148)
8,792,183	RUB	123,159	USD	JPM	12/15/2021	(289)
51,348,516	RUB	732,974	USD	JPM	12/15/2021	(15,382)
71,856,160	RUB	1,015,635	USD	MS	12/15/2021	(11,449)
391,358	USD	29,247,163	RUB	SCB	12/15/2021	(17,369)
1,877,257	USD	139,980,490	RUB	GSI	12/15/2021	(78,962)
1,464,848	SGD	1,089,059	USD	JPM	11/22/2021	(2,874)
6,164,083	THB	185,844	USD	GSI	12/28/2021	(142)
559,140	USD	18,904,254	THB	SCB	11/15/2021	(10,496)
6,925	USD	231,999	THB	GSI	12/28/2021	(65)
51,160	USD	1,713,006	THB	JPM	12/28/2021	(447)
215,720	USD	7,182,810	THB	JPM	12/28/2021	(672)
4,819,756	TRY	530,547	USD	BB	12/22/2021	(41,323)
691,605	TRY	71,263	USD	GSI	12/22/2021	(1,062)
7,653,484	TRY	799,361	USD	MS	12/22/2021	(22,503)
3,279,618	TRY	369,451	USD	MS	12/22/2021	(36,557)
531,884	USD	14,960,305	TWD	JPM	11/15/2021	(5,898)
529,355	USD	14,873,294	TWD	SSB	11/15/2021	(5,300)
548,528	USD	14,645,702	UAH	GSI	12/9/2021	(727)
607,259	USD	16,310,976	UAH	JPM	12/16/2021	(3,093)
1,329,478	ZAR	87,312	USD	CITI	12/15/2021	(740)
4,708,854	ZAR	310,088	USD	CITI	12/15/2021	(3,459)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
7,007,196	ZAR	462,257	USD	CITI	12/15/2021	$(5,966)
9,605,067	ZAR	637,066	USD	CITI	12/15/2021	(11,608)
2,695,475	ZAR	176,138	USD	JPM	12/15/2021	(615)
5,643,504	ZAR	371,469	USD	JPM	12/15/2021	(3,979)
Total unrealized depreciation						$(1,316,839)
Total net unrealized depreciation						$(376,120)

For the year ended October 31, 2021, the average notional value for the months where the Fund had forward FX contracts outstanding was $161,103,932.

Credit default swap contracts ("credit default swaps")

At October 31, 2021, the Fund did not have any outstanding credit default swaps.

For the year ended October 31, 2021, the average notional value for the months where the Fund had credit default swaps outstanding was $5,855,345 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2021, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index		Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	4,382,362	Pay	1	D CETIP	2.89%	—	T/T	1/3/2022	$(7,243)	$(1,168)	$(8,411)
CME	BRL	5,804,000	Pay	1	D CETIP	2.99%	—	T/T	1/3/2022	(9,426)	180	(9,246)
CME	BRL	8,248,167	Pay	1	D CETIP	5.89%	—	T/T	1/3/2022	(6,621)	80,340	73,719
CME	BRL	3,601,775	Pay	1	D CETIP	6.07%	—	T/T	1/3/2022	(2,688)	37,581	34,893
CME	BRL	6,166,500	Pay	1	D CETIP	5.36%	—	T/T	1/2/2023	(82,771)	43,756	(39,015)
CME	BRL	1,114,953	Pay	1	D CETIP	5.66%	—	T/T	1/2/2023	(14,470)	9,422	(5,048)
CME	BRL	2,048,651	Pay	1	D CETIP	6.23%	—	T/T	1/2/2023	(23,990)	19,024	(4,966)
CME	BRL	15,892,653	Receive	1	D CETIP	6.23%	—	T/T	1/2/2023	176,283	(34,229)	142,054
CME	BRL	1,792,047	Pay	1	D CETIP	6.61%	—	T/T	1/2/2023	(19,710)	18,752	(958)
CME	BRL	2,429,009	Pay	1	D CETIP	6.77%	—	T/T	1/2/2023	(25,968)	26,503	535
CME	BRL	588,077	Pay	1	D CETIP	9.26%	—	T/T	1/2/2023	(3,925)	19,978	16,053
CME	BRL	6,050,785	Pay	1	D CETIP	4.84%	—	T/T	1/2/2024	(152,887)	20,707	(132,180)
CME	BRL	2,841,304	Pay	1	D CETIP	4.99%	—	T/T	1/2/2024	(69,380)	5,502	(63,878)
CME	BRL	1,540,849	Pay	1	D CETIP	5.72%	—	T/T	1/2/2024	(34,313)	6,158	(28,155)
CME	BRL	3,300,564	Pay	1	D CETIP	5.76%	—	T/T	1/2/2024	(75,087)	24,932	(50,155)
CME	BRL	2,433,475	Pay	1	D CETIP	5.97%	—	T/T	1/2/2024	(52,016)	9,868	(42,148)
CME	BRL	1,838,229	Pay	1	D CETIP	6.50%	—	T/T	1/2/2024	(37,546)	18,476	(19,070)
CME	BRL	4,964,102	Pay	1	D CETIP	7.45%	—	T/T	1/2/2024	(79,173)	9,543	(69,630)
CME	BRL	3,843,874	Pay	1	D CETIP	5.65%	—	T/T	1/2/2025	(125,778)	25,817	(99,961)
CME	BRL	1,325,330	Pay	1	D CETIP	6.46%	—	T/T	1/2/2025	(38,718)	12,533	(26,185)
CME	BRL	1,240,652	Pay	1	D CETIP	6.82%	—	T/T	1/2/2025	(34,113)	13,006	(21,107)
CME	BRL	7,302,260	Pay	1	D CETIP	7.73%	—	T/T	1/2/2025	(157,866)	21,443	(136,423)
CME	BRL	947,033	Pay	1	D CETIP	6.23%	—	T/T	1/4/2027	(44,043)	7,147	(36,896)
CME	CLP	759,956,356	Receive	1	D CLICP	1.96%	—	6M/6M	12/12/2021	2,475	(4,741)	(2,266)
CME	CLP	538,832,146	Pay	1	D CLICP	1.36%	—	6M/6M	6/17/2025	(86,037)	1,953	(84,084)
CME	CLP	545,795,071	Pay	1	D CLICP	1.16%	—	6M/6M	6/23/2025	(92,029)	1,186	(90,843)
CME	CLP	756,242,798	Pay	1	D CLICP	2.26%	—	6M/6M	3/16/2026	(112,663)	1,867	(110,796)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	$49,570	$(1,417)	$48,153
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(49,004)	235	(48,769)
CME	COP	1,742,073,468	Receive	1D IBRCOL	5.81%	—	3M/3M	4/3/2029	15,502	(1,382)	14,120
CME	COP	550,826,000	Receive	1D IBRCOL	5.47%	—	3M/3M	3/11/2030	9,161	(717)	8,444
CME	COP	1,075,067,725	Receive	1D IBRCOL	4.98%	—	3M/3M	4/23/2030	27,498	(168)	27,330
LCH	CZK	40,544,138	Pay	6M PRIBOR	2.47%	—	1Y/6M	9/21/2024	(33,184)	2,277	(30,907)
LCH	HUF	193,860,416	Pay	6M BUBOR	2.70%	—	1Y/6M	8/6/2031	(53,924)	1,840	(52,084)
LCH	HUF	57,406,868	Pay	6M BUBOR	3.31%	—	1Y/6M	10/4/2031	(7,227)	202	(7,025)
LCH	INR	93,300,000	Receive	6M MIBOR	5.15%	—	6M/6M	8/27/2026	25,280	(37,242)	(11,962)
LCH	INR	93,000,000	Receive	6M MIBOR	5.15%	9/2/2021	6M/6M	9/2/2026	25,224	—	25,224
CME	MXN	3,500,000	Pay	28D TIIE	7.71%	—	28D/28D	1/21/2022	877	38	915
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	—	28D/28D	6/23/2022	2,097	521	2,618
CME	MXN	7,261,528	Pay	28D TIIE	5.55%	—	28D/28D	4/13/2023	(7,233)	22	(7,211)
CME	MXN	50,671,017	Pay	28D TIIE	5.01%	11/23/2022	28D/28D	11/22/2023	(64,213)	—	(64,213)
CME	MXN	79,767,371	Pay	28D TIIE	5.15%	2/23/2023	28D/28D	2/22/2024	(94,615)	—	(94,615)
CME	MXN	44,780,934	Pay	28D TIIE	5.47%	6/21/2023	28D/28D	6/19/2024	(45,223)	—	(45,223)
CME	MXN	5,068,693	Pay	28D TIIE	6.45%	—	28D/28D	4/1/2025	(7,656)	130	(7,526)
CME	MXN	10,964,660	Pay	28D TIIE	5.83%	—	28D/28D	4/6/2026	(34,965)	86	(34,879)
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	—	28D/28D	12/3/2026	665	120	785
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	—	28D/28D	12/28/2026	4,271	296	4,567
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	—	28D/28D	4/20/2027	(699)	455	(244)
CME	MXN	7,645,431	Receive	28D TIIE	6.92%	—	28D/28D	8/31/2029	15,332	(480)	14,852
CME	MXN	5,044,499	Pay	28D TIIE	6.69%	—	28D/28D	5/27/2031	(16,190)	69	(16,121)
LCH	PLN	11,362,595	Receive	6M WIBOR	2.10%	—	6M/1Y	10/22/2023	14,704	(942)	13,762
LCH	PLN	3,586,397	Pay	6M WIBOR	1.75%	—	1Y/6M	2/26/2030	(63,047)	10,276	(52,771)
LCH	PLN	860,528	Pay	6M WIBOR	1.91%	—	1Y/6M	5/18/2031	(15,246)	1,643	(13,603)
LCH	THB	91,000,000	Receive	6M THBFIX	0.85%	11/1/2021	6M/6M	11/1/2023	244	—	244
LCH	THB	33,700,000	Receive	6M THBFIX	1.00%	—	6M/6M	3/1/2026	11,890	(60)	11,830
LCH	THB	33,000,000	Receive	6M THBFIX	1.10%	—	6M/6M	3/10/2026	7,471	(65)	7,406
LCH	TWD	30,600,000	Receive	3M TAIBOR	0.73%	9/30/2021	3M/3M	9/30/2026	(7,620)	—	(7,620)
LCH	TWD	30,000,000	Receive	3M TAIBOR	0.74%	10/7/2021	3M/3M	10/7/2026	(7,038)	—	(7,038)
	Total								$(1,507,001)	$371,273	$(1,135,728)

At October 31, 2021, the Fund had $1,778,132 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

(a)  Forward swap. Effective date reflects the date interest accruals will commence.

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(b)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	—	T/T	1/2/2023	$547	$78,908	$79,455
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	—	6M/6M	5/10/2022	(1,160)	3,845	2,685
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	—	28D/28D	9/12/2022	(6,991)	727	(6,264)
GSI	MXN	10,713,184	Pay	28D TIIE	6.21%	—	28D/28D	12/8/2025	(24,183)	247	(23,936)
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	—	28D/28D	3/5/2026	(23,334)	166	(23,168)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	—	28D/28D	6/18/2026	(20,248)	208	(20,040)
GSI	MXN	5,000,000	Pay	28D TIIE	6.38%	—	28D/28D	9/16/2026	(11,676)	113	(11,563)
JPM	MYR	11,000,000	Receive	3M KLIBOR	2.48%	—	3M/3M	10/27/2023	6,581	(36,927)	(30,346)
GSI	RUB	160,000,000	Pay	3M MOSPRIME	6.29%	—	1Y/3M	12/14/2021	(4,406)	103,159	98,753
GSI	RUB	58,876,075	Pay	3M MOSPRIME	5.50%	1/14/2022	1Y/3M	1/14/2023	(33,512)	—	(33,512)
GSI	RUB	223,218,139	Pay	3M MOSPRIME	7.07%	—	1Y/3M	4/2/2023	(104,869)	109,870	5,001
JPM	RUB	480,585,505	Pay	3M MOSPRIME	7.19%	7/27/2022	1Y/3M	7/27/2023	(147,814)	—	(147,814)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(b)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	RUB	145,046,455	Pay	3M MOSPRIME	7.98%	—	1Y/3M	10/4/2024	$(67,788)	$646	$(67,142)
	Total								$(438,853)	$260,962	$(177,891)

(b)  Forward swap. Effective date reflects the date interest accruals will commence.

For year ended October 31, 2021, the average notional value for the months where the Fund had cross currency swaps and interest rate swaps outstanding was $20,958,459 when the Fund paid the fixed rate and $48,619,093 when the Fund received the fixed rate.

At October 31, 2021, the Fund had cash collateral of $130,000 deposited in a segregated account for Citibank, N.A. and cash collateral of $130,000 received from Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$68,281,388	$—	$68,281,388
Foreign Government Securities(a)	—	129,790,984	—	129,790,984
Short-Term Investments	—	21,907,868	—	21,907,868
Total Investments	$—	$219,980,240	$—	$219,980,240

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$264,789	$—	$—	$264,789
Liabilities	(145,369)	—	—	(145,369)
Forward FX Contracts(a)
Assets	—	940,719	—	940,719
Liabilities	—	(1,316,839)	—	(1,316,839)
Swaps
Assets	—	633,398	—	633,398
Liabilities	—	(1,947,017)	—	(1,947,017)
Total	$119,420	$(1,689,739)	$—	$(1,570,319)

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ October 31, 2021

NUMBER OF SHARES		VALUE
Common Stocks 0.3%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	$349,120	*(a)(b)(o)
Materials 0.1%
39,703	Covia Holdings LLC	486,362	*(b)
Media 0.1%
17,308	iHeartMedia, Inc., Class A	335,429	*
	Total Common Stocks (Cost $936,014)	1,170,911
PRINCIPAL AMOUNT
Loan Assignments(c) 94.1%
Aerospace & Defense 2.1%
$428,442	AI Convoy (Luxembourg) S.A.R.L., Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	428,977
1,121,258	Brown Group Holding, LLC, Term Loan B, (3M USD LIBOR + 2.75%), 3.25%, due 6/7/2028	1,117,760
	KKR Apple Bidco, LLC
485,000	Second Lien Term Loan, (3M USD LIBOR + 5.75%), 6.25%, due 9/21/2029	491,465
1,110,000	Term Loan, (1M USD LIBOR + 3.00%), 3.50%, due 9/22/2028	1,107,225
521,168	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.09%, due 9/21/2026	524,035
1,547,225	Peraton Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 2/1/2028	1,548,911
	Spirit Aerosystems, Inc.
855,000	Term Loan B, (USD LIBOR + 3.75%), due 1/15/2025	857,137	(d)(e)
124,063	Term Loan B, (3M USD LIBOR + 5.25%), 6.00%, due 1/15/2025	124,373
	TransDigm, Inc.
163,338	Term Loan E, (1M USD LIBOR + 2.25%), 2.34%, due 5/30/2025	161,312
1,273,862	Term Loan F, (1M USD LIBOR + 2.25%), 2.34%, due 12/9/2025	1,257,570
		7,618,765
Air Transport 2.3%
1,670,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/20/2028	1,738,370
1,945,000	Air Canada, Term Loan B, (3M USD LIBOR + 3.50%), 4.25%, due 8/11/2028	1,964,042
	American Airlines, Inc.
754,968	Term Loan, (1M USD LIBOR + 2.00%), 2.09%, due 12/15/2023	743,175
1,508,316	Term Loan B, (1M USD LIBOR + 1.75%), 1.84%, due 6/27/2025	1,458,165
230,000	Mileage Plus Holdings LLC, Term Loan B, (3M USD LIBOR + 5.25%), 6.25%, due 6/21/2027	244,807
360,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/20/2027	383,198
1,776,075	United Airlines, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 4/21/2028	1,799,857
		8,331,614
Auto Parts & Equipment 0.3%
1,163,400	DexKo Global Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 10/4/2028	1,162,155	(d)(e)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Automotive 1.6%
$1,715,700	American Trailer World Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	$1,707,482
317,257	Clarios Global LP, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/30/2026	315,141
658,894	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.34%, due 12/12/2025	658,565
	First Brands Group, LLC
905,450	Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	912,241
898,663	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 9.50%, due 3/30/2028	905,403	(b)
537,599	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 10/1/2025	528,529
134,189	TI Group Automotive Systems, L.L.C., Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 12/16/2026	134,022
379,252	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.09%, due 2/5/2026	373,278
		5,534,661
Beverage & Tobacco 0.3%
1,122,188	Triton Water Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 3/31/2028	1,120,022
Building & Development 2.1%
1,132,272	Cornerstone Building Brands, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 4/12/2028	1,130,008
254,233	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	254,021
689,788	MI Windows and Doors, LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 12/18/2027	690,222
621,875	Potters Industries, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/14/2027	621,098
840,000	Quikrete Holdings, Inc., Term Loan B1, (USD LIBOR + 3.00%), due 1/31/2027	836,640	(d)(e)
1,152,113	SRS Distribution Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 6/2/2028	1,151,790
	Tecta America Corp.
1,047,375	Term Loan, (1M USD LIBOR + 4.25%), 5.00%, due 4/1/2028	1,048,684
235,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 9.25%, due 4/1/2029	233,825	(b)
787,050	White Cap Buyer LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	788,569
918,740	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.50%), 4.50%, due 12/19/2026	919,319
		7,674,176
Building Materials 1.0%
2,685,000	Chamberlain Group Inc, Term Loan B, (USD LIBOR + 3.50%), due 10/22/2028	2,679,415	(d)(e)
875,000	Vector WP Holdco, Inc., Term Loan B, (3M USD LIBOR + 5.00%), 5.75%, due 10/7/2028	866,250	(b)
		3,545,665
Business Equipment & Services 10.7%
693,263	Adevinta ASA, Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 6/26/2028	693,089
960,175	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/4/2028	956,574
1,245,000	Allied Universal Holdco LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 5/12/2028	1,244,228
606,950	AlterDomus, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/17/2028	605,281

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$955,000	Anticimex International AB, Term Loan B1, (USD LIBOR + 3.50%), due 7/21/2028	$953,806	(d)(e)
1,525,000	APX Group, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.00%, due 7/10/2028	1,519,037
1,145,000	AqGen Island Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 8/2/2028	1,139,848
849,254	Cast and Crew Payroll, LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 2/9/2026	846,978
751,225	CCRR Parent, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/6/2028	754,042
881,254	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	880,249
668,680	Constant Contact, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 2/10/2028	668,125
	ConvergeOne Holdings, Inc.
1,607,453	Term Loan, (1M USD LIBOR + 5.00%), 5.09%, due 1/4/2026	1,596,409
475,000	Second Lien Term Loan, (USD LIBOR + 8.50%), due 1/4/2027	456,000	(d)(e)
3,592,461	Cyxtera DC Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	3,567,206	(d)(e)
1,012,188	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	1,014,090
794,958	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.25%), 3.34%, due 2/6/2026	791,412
739,253	Element Materials Technology Group US Holdings Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 6/28/2024	735,786
1,855,204	Endure Digital, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	1,821,959
1,019,708	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.34%, due 10/30/2026	1,020,136
950,225	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	952,154
	Hillman Group, Inc. (The)
9,924	Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 1.38%), 1.38% – 3.25%, due 7/14/2028	9,893	(f)
517,911	Term Loan B1, (1M USD LIBOR + 2.75%), 3.25%, due 7/14/2028	516,296
672,913	Intrado Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 10/10/2024	660,680
681,026	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 3.38% – 4.25%, due 3/13/2025	672,043	(f)
	Loire Finco Luxembourg S.a.r.l.
587,600	Term Loan, (1M USD LIBOR + 3.25%), 3.34%, due 4/21/2027	575,848
587,054	Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 4/21/2027	583,755
472,928	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 2.50%), 3.25%, due 7/31/2025	471,254
592,025	Nielsen Consumer Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 3/6/2028	593,138
427,850	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 11/30/2027	428,295
977,550	Paysafe Group Holdings II Limited, Term Loan B1, (3M USD LIBOR + 2.75%), 3.25%, due 6/28/2028	971,743
1,299,378	Prime Security Services Borrower, LLC, Term Loan, (1M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%, 1Y USD LIBOR + 2.75%), 3.50%, due 9/23/2026	1,296,871	(f)
	Refficiency Holdings LLC
430,383	Term Loan, (1M USD LIBOR + 4.00%), 4.75%, due 12/16/2027	429,979
737,166	Term Loan, (USD LIBOR + 3.75%), due 12/31/2027	736,473	(d)(e)
418,688	Service Logic Acquisition, Inc., Term Loan, (2M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 4.75%, due 10/29/2027	419,735	(f)
740,000	Summer (BC) Holdco B S.a.r.l., Term Loan B2, (3M USD LIBOR + 4.50%), 5.25%, due 12/4/2026	740,000
719,539	Surf Holdings, LLC, Term Loan, (3M USD LIBOR + 3.50%), 3.62%, due 3/5/2027	714,552

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,461,681	System One Holdings, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 3/2/2028	$1,461,681	(b)
722,745	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	724,248
960,000	Trader Interactive, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.50%, due 7/28/2028	957,600	(b)
1,132,163	WebHelp, Term Loan, (USD LIBOR + 4.00%), due 7/28/2028	1,130,272	(d)(e)
424,967	West Corporation, Term Loan B1, (3M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	415,643
1,517,883	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.84%, due 5/18/2025	1,486,053
		38,212,461
Cable & Satellite Television 2.1%
1,922,156	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.12%, due 8/14/2026	1,911,738
362,263	Eagle Broadband Investments LLC, Term Loan, (3M USD LIBOR + 3.00%), 3.75%, due 11/12/2027	362,038
1,250,000	McGraw-Hill Global Education Holdings, LLC, First Lien Term Loan B, (USD LIBOR + 4.75%), due 7/30/2028	1,240,100	(d)(e)
498,695	Numericable Group SA, Term Loan B11, (3M USD LIBOR + 2.75%), 2.88%, due 7/31/2025	489,863
	Radiate Holdco, LLC
2,685,000	Term Loan B, (USD LIBOR + 3.25%), due 9/25/2026	2,677,079	(d)(e)
535,950	Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	534,369
356,381	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 8/18/2023	355,807
		7,570,994
Chemicals & Plastics 3.0%
	Aruba Investments, Inc.
592,025	Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 11/24/2027	592,765
70,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 11/24/2028	70,175
1,020,280	Charter NEX US, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 12/1/2027	1,022,667
	CPC Acquisition Corp.
950,225	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 12/29/2027	948,144
95,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 12/29/2028	94,881
1,575,000	Diamond (BC) B.V., Term Loan B, (3M USD LIBOR + 3.00%), 3.50%, due 9/29/2028	1,570,669
377,957	Illuminate Buyer, LLC, Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 6/30/2027	376,752
663,338	PQ Corporation, Term Loan B, (3M USD LIBOR + 2.75%), 3.25%, due 6/9/2028	662,150
1,351,711	SCIH Salt Holdings Inc., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 3/16/2027	1,352,130
	Solenis Holdings LLC
660,188	First Lien Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 6/26/2025	659,238
165,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 8.59%, due 6/26/2026	164,691
1,370,000	Term Loan B, (USD LIBOR + 3.75%), due 9/21/2028	1,367,712	(d)(e)
910,000	Sparta U.S. HoldCo LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 8/2/2028	908,863
840,000	W.R. Grace & Co.-Conn., Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 9/22/2028	841,890
		10,632,727

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Clothing - Textiles 1.0%
$847,875	Birkenstock GmbH & Co. KG, Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 4/27/2028	$847,349
	S&S Holdings LLC
225,000	Second Lien Term Loan, (3M USD LIBOR + 8.75%), 9.25%, due 3/4/2029	220,500	(b)
1,049,725	Term Loan, (3M USD LIBOR + 5.00%), 5.50%, due 3/11/2028	1,040,981
1,614,397	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	1,592,958
		3,701,788
Commercial Services 0.1%
330,000	Foundational Education Group Inc., Second Lien Term Loan, (3M USD LIBOR + 6.50%), 7.00%, due 8/31/2029	329,795
Communication Services 0.5%
985,000	AEA International Holdings (Lux) S.a.r.l., Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 8/5/2028	986,231	(b)
830,000	Foundational Education Group Inc., First Lien Term Loan, (3M USD LIBOR + 4.25%), 4.75%, due 8/31/2028	830,000	(b)
		1,816,231
Conglomerate 0.4%
905,279	Bright Bidco B.V., Term Loan B, (6M USD LIBOR + 3.50%), 4.50%, due 6/30/2024	668,096
890,000	Conair Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 5/17/2028	889,626
		1,557,722
Containers & Glass Products 2.7%
671,625	Altium Packaging LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/3/2028	664,768
801,797	Anchor Packaging Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 7/18/2026	800,458
	Berlin Packaging LLC
542,278	Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 3/5/2028	539,160
1,225,000	First Lien Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.25%, due 3/11/2028	1,225,221	(f)
720,679	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/3/2024	700,975
618,974	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/4/2027	617,285
1,323,350	Klockner-Pentaplast of America, Inc., Term Loan B, (6M USD LIBOR + 4.75%), 5.25%, due 2/12/2026	1,315,489
671,629	Spa Holdings 3 Oy, Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 2/4/2028	673,026
907,725	Technimark Holdings LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 6/30/2028	904,321
673,063	TricorBraun Holdings, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 3/3/2028	668,398
	Trident TPI Holdings, Inc.
544,541	Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	543,523
56,820	Term Loan, (3M USD LIBOR + 2.00%, 3M USD LIBOR + 4.00%), 2.00% – 4.50%, due 9/15/2028	56,902	(f)
994,006	Term Loan, (3M USD LIBOR + 4.00%), 4.50%, due 9/15/2028	995,428
		9,704,954
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Cosmetics - Toiletries 0.5%
$1,687,463	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.50%, due 10/1/2026	$1,690,213
Diversified Financial Services 0.5%
754,545	Eisner Advisory Group LLC, Term Loan, (3M USD LIBOR + 5.25%), 6.00%, due 7/28/2028	756,432	(b)
865,000	Superannuation and Investments US LLC, Term Loan, (USD LIBOR + 3.75%), due 9/24/2028	863,919	(b)(d)(e)
		1,620,351
Diversified Insurance 0.9%
1,301,369	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,303,581
	Hub International Limited
362,325	Term Loan B, (3M USD LIBOR + 2.75%), 2.85% – 2.87%, due 4/25/2025	358,126	(f)
760,385	Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 4/25/2025	759,434
628,650	Ryan Specialty Group, LLC, Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 9/1/2027	628,807
		3,049,948
Ecological Services & Equipment 0.5%
793,013	Denali Water Solutions, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/25/2028	792,521
979,982	ERM Emerald US Inc., Term Loan B1, (USD LIBOR + 3.25%), due 7/12/2028	968,261	(d)(e)
		1,760,782
Electric 0.2%
	Generation Bridge Acquisition, LLC
803,265	Term Loan B, (USD LIBOR + 5.00%), due 8/5/2028	805,273	(b)(d)(e)
16,735	Term Loan C, (USD LIBOR + 5.00%), due 8/5/2028	16,777	(b)(d)(e)
		822,050
Electronics - Electrical 13.1%
1,017,450	Ahead DB Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 10/18/2027	1,020,309
	Applied Systems, Inc.
1,612,755	First Lien Term Loan, (3M USD LIBOR + 2.25%, 3M USD LIBOR + 3.25%), 3.75% – 5.50%, due 9/19/2024	1,610,368	(f)
529,222	Second Lien Term Loan, (3M USD LIBOR + 5.50%), 6.25%, due 9/19/2025	535,271
588,525	AQA Acquisition Holding, Inc., First Lien Term Loan, (3M USD LIBOR + 4.25%), 4.75%, due 3/3/2028	589,749
	Barracuda Networks, Inc.
483,259	First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/12/2025	483,603
670,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 10/30/2028	675,862
128,509	Buzz Merger Sub Ltd., Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 1/29/2027	128,348
812,963	Cologix, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 5/1/2028	813,109

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$645,105	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/6/2026	$636,035
	Confluence Technologies, Inc
640,000	Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 7/6/2028	636,000	(b)
320,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 7.00%, due 7/6/2029	319,200	(b)
	Epicor Software Corporation
727,650	Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/30/2027	726,682
90,000	Second Lien Term Loan, (1M USD LIBOR + 7.75%), 8.75%, due 7/31/2028	92,273
1,826,728	Finastra USA, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.50%, due 6/13/2024	1,816,224	(d)(e)(f)
856,688	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due	857,150
	3/3/2028
712,571	Helios Software Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 3.88%, due 3/11/2028	709,365
	Hyland Software, Inc.
1,132,748	First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	1,133,100
405,309	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 7.00%, due 7/7/2025	408,855
791,025	IGT Holding IV AB, Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 3/31/2028	790,036
378,100	Imprivata, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 12/1/2027	378,217
1,162,088	Ingram Micro Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.00%, due 6/30/2028	1,164,412
	Ivanti Software, Inc.
497,500	Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	495,739
1,323,350	Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	1,321,484
	Maverick Bidco Inc.
610,000	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 5/18/2028	610,256
245,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 5/18/2029	246,225	(b)
1,140,924	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 9/30/2024	1,141,643
1,235,396	Netsmart Technologies, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,239,362
	Optiv Security, Inc.
3,340,420	First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	3,296,861	(d)(e)
280,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.25%, due 2/1/2025	278,880
2,010,000	Polaris Newco LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.50%, due 6/2/2028	2,013,859
807,949	Poseidon Intermediate LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 8/18/2025	807,610
811,269	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 4/26/2024	809,914
	Proofpoint, Inc.
1,400,000	First Lien Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 8/31/2028	1,393,630
505,000	Second Lien Term Loan, (3M USD LIBOR + 6.25%), 6.75%, due 8/31/2029	515,100	(b)
1,766,125	Rackspace Technology Global, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 3.50%, due 2/15/2028	1,753,215
500,000	RealPage, Inc, 2nd Lien Term Loan, (USD LIBOR + 6.50%), due 4/22/2029	510,000	(d)(e)
1,525,000	RealPage, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 4/24/2028	1,521,340
	Redstone Holdco 2 LP
1,690,000	2021 Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/27/2028	1,622,400
480,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 4/27/2029	462,000
575,650	Riverbed Technology, Inc., Term Loan B, (1M USD LIBOR + 6.00%), 7.00%, due 12/31/2025	524,561
196,000	S2P Acquisition Borrower, Inc., Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 8/14/2026	195,816
853,550	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 10/7/2027	853,857
967,860	Sovos Compliance, LLC, Term Loan, (3M USD LIBOR + 4.50%), 5.00%, due 8/11/2028	972,999
745,000	Storable, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 4/17/2028	742,825

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Tibco Software Inc.
$895,000	Term Loan, (USD LIBOR + 4.00%), due 6/30/2026	$880,080	(d)(e)
1,333,100	Term Loan B3, (1M USD LIBOR + 3.75%), 3.84%, due 6/30/2026	1,310,184
275,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 7.34%, due 3/3/2028	275,481
489,967	Turing Midco LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.50%, due 3/23/2028	489,722
939,821	Uber Technologies, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.59%, due 2/25/2027	939,709
727,720	Ultimate Software Group Inc. (The), Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 5/4/2026	728,543
	Vision Solutions, Inc.
1,300,000	Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 4/24/2028	1,300,000
910,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.00%, due 4/23/2029	906,587
666,650	VM Consolidated, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.42%, due 3/19/2028	665,957
689,788	Weld North Education, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 12/21/2027	690,222
		47,040,229
Entertainment 0.2%
875,000	Herschend Entertainment Company, LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.25%, due 8/27/2028	877,188	(b)
Financial Intermediaries 3.0%
1,120,000	Apex Group Treasury LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 7/27/2028	1,118,600	(b)
1,282,790	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.59%, due 2/12/2027	1,273,529
	Asurion LLC
1,071,169	Term Loan B7, (1M USD LIBOR + 3.00%), 3.09%, due 11/3/2024	1,062,803
845,750	Term Loan B9, (1M USD LIBOR + 3.25%), 3.34%, due 7/31/2027	837,292
2,785,000	Second Lien Term Loan B3, (1M USD LIBOR + 5.25%), 5.34%, due 1/31/2028	2,773,554
395,000	Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 5.34%, due 1/20/2029	393,108
506,175	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	506,934
	Edelman Financial Center, LLC
390,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 6.84%, due 7/20/2026	392,438
889,542	Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 4/7/2028	888,546
446,631	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 9/24/2027	447,189
	Sedgwick Claims Management Services, Inc.
738,013	Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 9/3/2026	735,983
252,350	Term Loan B3, (1M USD LIBOR + 4.25%), 5.25%, due 9/3/2026	252,756
		10,682,732
Food Products 0.5%
445,500	Chobani, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 10/20/2027	445,580
667,317	Sovos Brands Intermediate, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 6/8/2028	667,985
517,400	WOOF Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 12/21/2027	517,726
		1,631,291

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Food Service 0.2%
$858,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.59%, due 10/23/2025	$854,070
Health Care 14.1%
	ADMI Corp.
885,550	Term Loan B2, (1M USD LIBOR + 3.13%), 3.63%, due 12/23/2027	878,634
1,000,000	Term Loan B3, (1M USD LIBOR + 3.50%), 4.00%, due 12/23/2027	998,930
334,484	Agiliti Health, Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.50%, due 1/4/2026	333,648	(b)
985,000	AHP Health Partners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.00%, due 8/4/2028	987,768
1,435,505	Athenahealth, Inc., Term Loan B1, (3M USD LIBOR + 4.25%), 4.38%, due 2/11/2026	1,439,094
1,585,934	Auris Luxembourg III S.a.r.l., Term Loan B2, (1M USD LIBOR + 3.75%), 3.84%, due 2/27/2026	1,564,127
1,233,208	Aveanna Healthcare, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 7/17/2028	1,229,927	(d)(e)
735,603	Cano Health LLC, Term Loan, (3M USD LIBOR + 4.50%), 5.25%, due 11/19/2027	735,603
1,375,000	CHG Healthcare Services Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 9/29/2028	1,375,000
1,255,000	Confluent Health, LLC, Term Loan B, (USD LIBOR + 4.00%), due 10/27/2028	1,251,862	(b)(d)(e)
377,150	Curium BidCo S.a.r.l., Term Loan, (3M USD LIBOR + 4.25%), 5.00%, due 12/2/2027	377,388
1,225,000	Electron BidCo Inc., Term Loan, (USD LIBOR + 3.25%), due 10/7/2028	1,223,469	(d)(e)
699,646	Ensemble RCM, LLC, Term Loan, (3M USD LIBOR + 3.75%), 3.88%, due 8/3/2026	700,268
3,139,152	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.84%, due 10/10/2025	2,591,119
88,273	EyeCare Partners, LLC, Term Loan, (3M USD LIBOR + 3.75%), 3.88%, due 2/18/2027	87,644
	Heartland Dental, LLC
724,389	First Lien Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 4/30/2025	717,450
698,250	Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 4/30/2025	696,358
852,863	Insulet Corporation, Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 5/4/2028	853,664
544,638	MedAssets Software Intermediate Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 1/28/2028	544,981
1,029,000	Medical Solutions L.L.C., First Lien Term Loan, (USD LIBOR + 3.50%), due 10/7/2028	1,029,514	(d)(e)
3,150,000	Medline Industries, Inc., Term Loan B, (USD LIBOR + 3.25%), due 10/23/2028	3,153,118	(d)(e)
815,000	MedRisk, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 5/10/2028	815,171
751,225	Midwest Physician Administrative Services, LLC, Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 3/12/2028	747,469
1,800,000	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 4.75%, due 8/17/2028	1,753,506
	National Mentor Holdings, Inc.
596,263	Term Loan, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.50%, due 3/2/2028	592,286	(f)
19,242	Term Loan C, (3M USD LIBOR + 3.75%), 4.50%, due 3/2/2028	19,114
410,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.00%, due 3/2/2029	410,512
1,643,150	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 10/22/2026	1,644,185
1,182,038	Organon & Co., Term Loan, (3M USD LIBOR + 3.00%), 3.50%, due 6/2/2028	1,184,260
713,213	Pacific Dental Services, LLC, Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 5/5/2028	715,445
	Parexel International Corporation
690,814	Term Loan B, (1M USD LIBOR + 2.75%), 2.84%, due 9/27/2024	690,386
2,465,000	First Lien Term Loan, (USD LIBOR + 3.50%), due 8/11/2028	2,466,701	(d)(e)
	Pearl Intermediate Parent LLC
250,278	First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.84%, due 2/14/2025	247,255
232,727	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 6.34%, due 2/13/2026	232,378

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,172,676	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.25%, due 2/14/2025	$1,170,483
525,598	PointClickCare Technologies, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 12/29/2027	524,284
363,175	Press Ganey Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 7/24/2026	363,629
746,250	Project Ruby Ultimate Parent Corp., Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	745,108
433,913	Quantum Health Inc., Term Loan, (3M USD LIBOR + 4.50%), 5.25%, due 12/22/2027	434,455	(b)
598,500	Radnet Management, Inc., Term Loan, (3M USD LIBOR + 2.00%, 3M USD LIBOR + 3.00%), 3.75% – 5.25%, due 4/21/2028	597,129	(f)
869,719	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 11/16/2025	867,215
	Sound Inpatient Physicians
458,850	Term Loan B, (1M USD LIBOR + 3.00%), 3.50%, due 6/27/2025	457,992
215,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 6.84%, due 6/26/2026	214,731
	Southern Veterinary Partners, LLC
645,041	Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 10/5/2027	646,254
41,713	Term Loan, (3M USD LIBOR + 4.00%), 4.00%, due 10/5/2027	41,791
340,000	Second Lien Term Loan, (6M USD LIBOR + 7.75%), 8.75%, due 10/5/2028	340,850
4,632,161	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	4,412,134
	Team Services Group
1,354,447	Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 12/20/2027	1,351,061	(b)
75,000	Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 10/27/2028	75,000	(b)
817,550	Tivity Health Inc., Term Loan B, (1M USD LIBOR + 4.25%), 4.34%, due 6/30/2028	814,893
	U.S. Anesthesia Partners, Inc.
1,375,000	Term Loan, (6M USD LIBOR + 4.25%), 4.75%, due 10/1/2028	1,373,460
345,000	Second Lien Term Loan, (USD LIBOR + 7.50%), due 9/21/2029	345,000	(b)(d)(e)
1,415,914	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 8/27/2025	1,417,684
		50,481,387
Home Furnishings 0.1%
346,979	Weber-Stephen Products LLC, Term Loan B, (1M USD LIBOR + 3.25%, 6M USD LIBOR + 3.25%), 4.00%, due 10/30/2027	347,558	(f)
Industrial Equipment 5.1%
461,016	Apex Tool Group, LLC, Term Loan B, (1M USD LIBOR + 5.25%), 6.50%, due 8/1/2024	461,016
	BCPE Empire Holdings, Inc.
466,179	Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 6/11/2026	463,265
431,529	Term Loan, (1M USD LIBOR + 4.00%), 4.50%, due 6/11/2026	430,045
223,471	Term Loan, (1M USD LIBOR + 4.00%), 4.50%, due 6/11/2026	222,702
846,082	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.25%, due 8/1/2025	839,737
818,518	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	817,241
1,190,642	CMBF LLC, Term Loan, (1M USD LIBOR + 6.00%), 6.50%, due 8/2/2028	1,184,689	(b)
596,765	Columbus McKinnon Corporation, Term Loan B, (3M USD LIBOR + 2.75%), 3.25%, due 5/14/2028	596,019
1,271,530	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.84%, due 6/26/2026	1,266,762	(d)(e)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Engineered Machinery Holdings, Inc.
$1,150,000	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 5/19/2028	$1,150,471
330,000	Second Lien Term Loan, (3M USD LIBOR + 6.00%), 6.75%, due 5/21/2029	331,650	(b)
500,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 7.25%, due 5/21/2029	502,815
426,484	FCG Acquisitions Inc., Term Loan, (3M USD LIBOR + 3.75%), 3.75% – 4.25%, due 3/31/2028	426,219	(f)
1,425,000	Filtration Group Corporation, Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 10/21/2028	1,422,506
	Fluid-Flow Products, Inc.
377,055	Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 3/31/2028	377,292
71,828	Term Loan, (3M USD LIBOR + 3.75%), 3.75%, due 3/31/2028	71,873
407,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.25%, due 3/16/2029	406,662
748,562	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 4.13%, due 9/30/2026	746,691	(b)
1,037,400	Groupe Solmax Inc., Term Loan, (2M USD LIBOR + 4.75%, 3M USD LIBOR + 4.75%), 5.50%, due 5/29/2028	1,037,400	(f)
1,925,175	Madison IAQ LLC, Term Loan, (6M USD LIBOR + 3.25%), 3.75%, due 6/21/2028	1,920,362
	Pro Mach Group, Inc.
46,089	Term Loan, (3M USD LIBOR), 5.00%, due 8/31/2028	46,298
1,419,553	Term Loan B, (3M USD LIBOR + 4.00%), 5.00%, due 8/31/2028	1,425,984
1,139,620	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 3/17/2027	1,142,469
985,000	Waterlogic Holdings Limited, Term Loan B, (3M USD LIBOR + 4.75%), 4.89%, due 8/4/2028	985,000
		18,275,168
Internet 0.4%
1,315,000	Hunter Holdco 3 Limited, Term Loan B, (3M USD LIBOR + 4.25%), 4.75%, due 8/19/2028	1,316,644
Leisure Goods - Activities - Movies 1.8%
294,246	AMC Entertainment Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 4/22/2026	270,871
351,450	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.83%, due 3/1/2025	350,132
	Carnival Corporation
752,665	Term Loan B, (1M USD LIBOR + 3.00%), 3.75%, due 6/30/2025	751,258
475,000	Term Loan B, (6M USD LIBOR + 3.25%), 4.00%, due 10/18/2028	474,406
645,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	642,381
453,032	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.59%, due 5/22/2024	432,079
527,774	Life Time Fitness Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	532,064
	Motion Finco Sarl
94,311	Term Loan B2, (3M USD LIBOR + 3.25%), 3.38%, due 11/12/2026	91,702
703,108	Term Loan B1, (3M USD LIBOR + 3.25%), 3.38%, due 11/12/2026	683,660
1,355,000	SeaWorld Parks & Entertainment, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.50%, due 8/25/2028	1,349,919
837,409	SRAM, LLC, Term Loan B, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%), 3.25%, due 5/12/2028	835,315	(f)
		6,413,787

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Lodging & Casinos 1.5%
$1,135,000	Alterra Mountain Company, Term Loan, (1M USD LIBOR + 3.50%), 4.00%, due 8/17/2028	$1,131,879
251,813	Aristocrat Leisure Limited, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/19/2024	252,127
529,650	Caesars Resort Collection, LLC, Term Loan B1, (1M USD LIBOR + 3.50%), 3.59%, due 7/21/2025	529,957
781,385	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	779,760
1,304,300	Playa Resorts Holding B.V., Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 4/29/2024	1,271,562
995,000	Raptor Acquisition Corp., Term Loan, (3M USD LIBOR + 4.00%), 4.13%, due 11/1/2026	999,478
507,000	The Enterprise Development Authority, Term Loan B, (1M USD LIBOR + 4.25%), 5.00%, due 2/18/2028	507,608	(b)
		5,472,371
Municipal 0.2%
875,000	Lakeshore Intermediate LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 9/29/2028	875,000	(b)
Nonferrous Metals - Minerals 1.3%
1,605,361	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	1,597,335	(d)(e)
504,400	Ozark Holdings LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 12/16/2027	504,244
2,673,422	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	2,617,734	(d)(e)
		4,719,313
Oil & Gas 4.4%
595,000	AL NGPL Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 4/14/2028	596,488
1,659,249	BCP Raptor II, LLC, First Lien Term Loan, (1M USD LIBOR + 4.75%), 4.84%, due 11/3/2025	1,658,734
1,900,035	BCP Raptor, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	1,901,080
1,774,755	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	1,768,100
271,903	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 5/21/2025	267,436
2,448,863	CQP Holdco LP, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 6/5/2028	2,445,802
1,089,265	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	1,080,126
1,050,000	Medallion Midland Acquisition, LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 10/18/2028	1,049,013
1,225,000	Oryx Midstream Services Permian Basin LLC, Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 10/5/2028	1,219,745
2,556,878	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.84%, due 3/11/2026	2,468,359
1,267,144	Traverse Midstream Partners LLC, Term Loan B, (3M SOFR + 4.25%), 5.25%, due 9/27/2024	1,265,294
		15,720,177

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Packaging 1.0%
	Mold-Rite Plastics, LLC
$525,000	Second Lien Term Loan, (3M USD LIBOR + 7.00%), 7.50%, due 9/30/2029	$525,000	(b)
700,000	Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 9/30/2028	700,000	(b)
1,360,000	Reynolds Group Holdings Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.00%, due 9/20/2028	1,356,981
985,000	Ring Container Technologies Group, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 8/12/2028	986,724
		3,568,705
Property & Casualty Insurance 0.9%
	Alliant Holdings Intermediate, LLC
236,970	Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 5/9/2025	234,842
640,201	Term Loan B3, (1M USD LIBOR + 3.75%), 4.25%, due 11/5/2027	638,920
890,000	Term Loan B4, (USD LIBOR + 3.50%), due 11/19/2027	887,775	(d)(e)
1,400,000	Broadstreet Partners, Inc., Term Loan B2, (1M USD LIBOR + 3.25%), 3.75%, due 1/27/2027	1,391,250
		3,152,787
Radio & Television 0.6%
295,737	Diamond Sports Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.34%, due 8/24/2026	155,262
217,258	Terrier Media Buyer, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 12/17/2026	216,335
1,621,827	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	1,620,140
		1,991,737
Regional Malls 0.1%
503,126	Brookfield Property REIT Inc., First Lien Term Loan B, (1M USD LIBOR + 2.50%), 2.59%, due 8/27/2025	497,194
Retailers (except food & drug) 2.5%
	CNT Holdings I Corp.
512,425	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 11/8/2027	513,066
155,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 11/6/2028	156,938
925,350	CWGS Group, LLC, Term Loan B, (1M USD LIBOR + 2.50%), 3.25%, due 6/3/2028	920,575
871,351	EG America LLC, Term Loan, (3M USD LIBOR + 4.00%), 4.13%, due 2/7/2025	867,674
892,038	EG Group Limited, Term Loan, (3M USD LIBOR + 4.25%), 4.75%, due 3/31/2026	890,700
3,176,000	Great Outdoors Group, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	3,183,273
595,500	Les Schwab Tire Centers, Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 11/2/2027	594,386
1,049,725	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	1,048,980
673,313	PetSmart, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/11/2028	673,555
		8,849,147

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Software 1.2%
	Cloudera, Inc.
$495,000	Second Lien Term Loan, (1M USD LIBOR + 6.00%), 6.50%, due 10/8/2029	$495,000	(b)
1,155,000	Term Loan, (1M USD LIBOR + 3.75%), 4.25%, due 10/8/2028	1,152,112
1,210,000	ConnectWise, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.00%, due 9/29/2028	1,208,270
1,255,000	TPG VIII Elf Purchaser, LLC, Term Loan B, (USD LIBOR + 3.50%), due 10/14/2028	1,253,431	(b)(d)(e)
		4,108,813
Steel 0.3%
	TMS International Corp.
754,827	Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	751,996	(b)(f)
327,525	Term Loan B3, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	326,297	(b)(f)
		1,078,293
Surface Transport 1.5%
361,322	Avis Budget Car Rental, LLC, Term Loan B, (1M USD LIBOR + 1.75%), 1.84%, due 8/6/2027	352,969
	Hertz Corporation, (The)
944,235	Term Loan B, (1M USD LIBOR + 3.50%), 4.00%, due 6/30/2028	945,104
178,398	Term Loan C, (1M USD LIBOR + 3.50%), 4.00%, due 6/30/2028	178,562
1,005,000	ITT Holdings LLC, Term Loan, (1M USD LIBOR + 2.75%), 3.25%, due 7/10/2028	1,000,397
	Kenan Advantage Group, Inc.
1,288,100	Term Loan B1, (1M USD LIBOR + 3.75%), 4.50%, due 3/24/2026	1,284,558
335,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.00%, due 9/1/2027	332,488	(b)
592,025	PAI Holdco, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.25%, due 10/28/2027	592,025
796,000	PODS, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2028	794,511
		5,480,614
Telecommunications 3.1%
517,400	CCI Buyer, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 12/17/2027	518,911
433,033	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.34%, due 3/15/2027	427,260
1,015,518	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 3.50%), 3.59%, due 12/11/2026	1,015,518
1,631,292	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 10/2/2027	1,630,917
945,250	Frontier Communications Corp., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 5/1/2028	943,359
826,180	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.88%, due 5/31/2025	698,899
	Intelsat Jackson Holdings S.A.
841,667	Term Loan, (3M USD LIBOR + 4.75%), 5.75%, due 10/13/2022	847,558
2,135,000	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	2,152,785
649,949	Syniverse Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/9/2023	649,279
930,000	Voyage Australia Pty Limited, Term Loan B, (3M USD LIBOR + 3.50%), 4.00%, due 7/20/2028	931,163
1,230,875	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.09%, due 3/9/2027	1,210,775
		11,026,424

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Transportation 0.7%
	LaserShip, Inc.
$350,000	Second Lien Term Loan, (USD LIBOR + 7.50%), due 5/7/2029	$351,750	(d)(e)
890,000	Term Loan, (USD LIBOR + 4.50%), due 5/7/2028	890,561	(d)(e)
	Worldwide Express Operations, LLC
960,000	First Lien Term Loan, (2M USD LIBOR + 4.25%), 5.00%, due 7/26/2028	962,534
320,000	Second Lien Term Loan, (6M USD LIBOR + 7.00%), 7.75%, due 7/26/2029	320,800
		2,525,645
Utilities 3.5%
532,189	APLP Holdings Limited Partnership, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 5/14/2027	535,515
1,501,238	Artera Services, LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 3/6/2025	1,494,362
202,069	Astoria Energy LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 12/10/2027	202,358
617,987	CPV Maryland Holding Company II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/11/2028	596,357
926,807	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	819,937
771,353	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.84%, due 12/13/2025	736,858
573,005	EFS Cogen Holdings I LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/1/2027	572,914
1,624,971	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	1,595,721	(f)
433,386	Kestrel Acquisition, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	375,061
	Lightstone Holdco LLC
837,750	Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	736,868
47,250	Term Loan C, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	41,561
	Lonestar II Generation Holdings LLC
838,538	Term Loan B, (1M USD LIBOR + 5.00%), 5.09%, due 4/20/2026	833,297	(d)(e)
109,608	Term Loan C, (1M USD LIBOR + 5.00%), 5.09%, due 4/20/2026	108,923	(d)(e)
671,221	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	587,949
855,000	Osmose Utilities Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 6/23/2028	852,059
1,120,875	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 7/8/2026	1,061,827
	USIC Holdings, Inc.
1,250,000	Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 5/12/2028	1,248,050
250,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 7.25%, due 5/7/2029	252,812
		12,652,429
	Total Loan Assignments (Cost $336,730,273)	337,095,777
Corporate Bonds 2.4%
Chemicals 0.4%
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,315,610	(g)(h)
Consumer - Commercial Lease Financing 0.3%
915,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, 6.50%, due 9/15/2024	888,328	(g)(i)
Electric - Integrated 0.2%
715,000	Talen Energy Supply LLC, 6.63%, due 1/15/2028	675,675	(g)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Food & Drug Retailers 0.1%
$415,000	eG Global Finance PLC, 8.50%, due 10/30/2025	$429,525	(g)
Forestry & Paper 0.2%
545,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	543,365	(g)
Gas Distribution 0.2%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	681,655
Health Facilities 0.1%
305,000	Legacy LifePoint Health LLC, 6.75%, due 4/15/2025	319,487	(g)
Investments & Misc. Financial Services 0.1%
445,282	Brock Holdings Notes 2022, 15.00%, due 4/24/2022	445,282	(a)(b)(o)
Media Content 0.1%
149,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	154,960	(g)
365,000	Univision Communications, Inc., 5.13%, due 2/15/2025	370,475	(g)
		525,435
Personal & Household Products 0.0%(n)
80,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	84,500	(g)
Support - Services 0.3%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	253,200	(g)
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	694,750	(g)
		947,950
Telecom - Wireline Integrated & Services 0.4%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	313,176	(g)
830,000	Altice France SA, 5.50%, due 1/15/2028	832,075	(g)
	Iliad Holding SAS
200,000	6.50%, due 10/15/2026	206,084	(g)
230,000	7.00%, due 10/15/2028	237,020	(g)
		1,588,355
	Total Corporate Bonds (Cost $8,330,763)	8,445,167
Asset-Backed Securities 2.7%
1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), due 10/15/2034	980,000	(a)(c)(d)(g)(h)
1,000,000	Ares LVI CLO Ltd., Ser. 2020-56A, Class ER, (3M USD LIBOR + 6.50%), due 10/25/2034	1,000,000	(c)(d)(g)(h)
1,000,000	Ares LVIII CLO Ltd., Ser. 2020-58A, Class E, (3M USD LIBOR + 7.03%), 7.15%, due 1/15/2033	1,001,555	(c)(g)(j)
1,000,000	Barings CLO Ltd., Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 5.88%, due 7/20/2029	970,626	(c)(g)(j)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	BlueMountain CLO XXX Ltd., Ser. 2020-30A, Class E, (3M USD LIBOR + 7.73%), 7.85%, due 1/15/2033	$501,074	(c)(g)
500,000	Dryden Senior Loan Fund, Ser. 2017-49A, Class E, (3M USD LIBOR + 6.30%), 6.42%, due 7/18/2030	494,237	(c)(g)
500,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.02%, due 5/15/2030	498,264	(c)(g)
500,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 6.77%, due 10/15/2030	497,771	(c)(g)
1,250,000	Magnetite XIX Ltd., Ser. 2017-19A, Class ER, (3M USD LIBOR + 8.77%), 8.89%, due 4/17/2034	1,237,953	(c)(g)(j)
385,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.32%, due 7/25/2031	373,708	(c)(g)
1,000,000	Parallel Ltd., Ser. 2020-1A, Class DR, (3M USD LIBOR + 6.50%), 6.63%, due 7/20/2034	995,119	(c)(g)(j)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER2, (3M USD LIBOR + 7.00%), 7.12%, due 1/17/2032	1,249,963	(c)(g)(j)
	Total Asset-Backed Securities (Cost $9,816,055)	9,800,270
NUMBER OF SHARES
Short-Term Investments 8.4%
Investment Companies 8.4%
29,958,142	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(k) (Cost $29,958,142)	29,958,142	(j)
	Total Investments 107.9% (Cost $385,771,247)	386,470,267
	Liabilities Less Other Assets (7.9)%	(28,306,124	)(l)(m)
	Net Assets 100.0%	$358,164,143

*  Non-income producing security.

(a)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $1,774,402, which represents 0.5% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(d)  All or a portion of this security has not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  The stated interest rates represent the range of rates at October 31, 2021 of the underlying contracts within the Loan Assignment.

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $17,118,500, which represents 4.8% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(h)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $3,295,610, which represents 0.9% of net assets of the Fund.

(i)  Payment-in-kind (PIK) security.

(j)  All or a portion of this security is segregated in connection with obligations for when-issued securities, swaps and/or delayed delivery securities with a total value of $35,413,358.

(k)  Represents 7-day effective yield as of October 31, 2021.

(l)  As of October 31, 2021, the value of unfunded loan commitments was $2,565,190 for the Fund (see Note A of Notes to Financial Statements).

(m)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

(n)  Represents less than 0.05% of net assets of the Fund.

(o)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At October 31, 2021, these securities amounted to $794,402, which represents 0.2% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 10/31/2021	Fair Value Percentage of Net Assets as of 10/31/2021
Brock Holdings III, Inc.	10/31/2017	$403,016	0.1%	$349,120	0.1%
Brock Holdings Notes 2022	10/31/2017	445,282	0.0%	445,282	0.1%
Total		$848,298	0.1%	$794,402	0.2%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$310,924,491	86.8%
Luxembourg	12,523,238	3.5%
Cayman Islands	12,311,902	3.4%
Canada	7,090,746	2.0%
France	4,807,052	1.3%
Netherlands	3,510,327	1.0%
Sweden	1,743,842	0.5%
Australia	1,183,290	0.3%
Finland	543,365	0.2%
Norway	693,089	0.2%
Panama	751,258	0.2%
United Kingdom	429,525	0.1%
Short-Term Investments and Other Liabilities—Net	1,652,018	0.5%
	$358,164,143	100.0%

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At October 31, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
MS	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	8,309,102	12/20/2021	0.12%	—%	3M USD LIBOR	T/3M	$9,102	$(1,182)	$7,920
JPM	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	11,684,815	12/20/2021	0.12%	—%	3M USD LIBOR	T/3M	(15,185)	(1,665)	(16,850)
Total									$(6,083)	$(2,847)	$(8,930)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

For the year ended October 31, 2021, the average notional value for the months where the Fund had total return swaps outstanding was $16,538,468 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$349,120	$349,120
Materials	—	—	486,362	486,362
Other Common Stocks(a)	335,429	—	—	335,429
Total Common Stocks	335,429	—	835,482	1,170,911

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Loan Assignments
Automotive	$—	$4,629,258	$905,403	$5,534,661
Building & Development	—	7,440,351	233,825	7,674,176
Building Materials	—	2,679,415	866,250	3,545,665
Business Equipment & Services	—	35,793,180	2,419,281	38,212,461
Clothing—Textiles	—	3,481,288	220,500	3,701,788
Communication Services	—	—	1,816,231	1,816,231
Diversified Financial Services	—	—	1,620,351	1,620,351
Electric	—	—	822,050	822,050
Electronics—Electrical	—	45,323,704	1,716,525	47,040,229
Entertainment	—	—	877,188	877,188
Financial Intermediaries	—	9,564,132	1,118,600	10,682,732
Health Care	—	46,690,361	3,791,026	50,481,387
Industrial Equipment	—	16,012,138	2,263,030	18,275,168
Lodging & Casinos	—	4,964,763	507,608	5,472,371
Municipal	—	—	875,000	875,000
Packaging	—	2,343,705	1,225,000	3,568,705
Software	—	2,360,382	1,748,431	4,108,813
Steel	—	—	1,078,293	1,078,293
Surface Transport	—	5,148,126	332,488	5,480,614
Other Loan Assignments(a)	—	126,227,894	—	126,227,894
Total Loan Assignments	—	312,658,697	24,437,080	337,095,777
Corporate Bonds
Investments & Misc. Financial Services	—	—	445,282	445,282
Other Corporate Bonds(a)	—	7,999,885	—	7,999,885
Total Corporate Bonds	—	7,999,885	445,282	8,445,167
Asset-Backed Securities	—	9,800,270	—	9,800,270
Short-Term Investments	—	29,958,142	—	29,958,142
Total Investments	$335,429	$360,416,994	$25,717,844	$386,470,267

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held at 10/31/2021
Investments in securities:
Common Stocks(c)	$349	$—	$—	$213	$273	$—	$—	$—	$835	$213
Loan Assignments(f)	11,102	16	51	323	23,839	(6,800)	—	(4,094)	24,437	195
Corporate Bonds(c)	347	—	—	39	59	—	—	—	445	39
Total	$11,798	$16	$51	$575	$24,171	$(6,800)	$—	$(4,094)	$25,717	$447

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2021	Valuation approach	Unobservable Input(s)	Input value/ Range		Weighted average		Impact to valuation from increase in input(e)
Common Stocks	$349,120	Market Approach	Enterprise value/EBITDA multiple(d) (EV/EBITDA)	9.0	x	9.0	x	Increase
Corporate Bonds	445,282	Market Approach	Second Lien Quotations	$95.17		$95.17		Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$7,920	$—	$7,920
Liabilities	—	(16,850)	—	(16,850)
Total	$—	$(8,930)	$—	$(8,930)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 4.2%
Business Equipment & Services 0.2%
$2,647,189	Service Logic Acquisition, Inc., Term Loan, (2M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 4.75%, due 10/29/2027	$2,653,806	(b)
Chemicals & Plastics 0.3%
	Solenis Holdings LLC
2,056,565	First Lien Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 6/26/2025	2,053,604
2,455,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 8.59%, due 6/26/2026	2,450,409
		4,504,013
Diversified Insurance 0.5%
7,758,241	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	7,771,430
Electrical & Electronics 0.6%
5,775,975	Ivanti Software, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	5,767,831
4,235,000	Redstone Holdco 2 LP, 2021 Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/27/2028	4,065,600
		9,833,431
Financial Intermediaries 0.1%
2,190,000	Asurion LLC, 2021 Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), due 1/20/2029	2,179,510	(c)(d)
Health Care 1.2%
1,751,200	ADMI Corp., Term Loan B2, (1M USD LIBOR + 3.13%), 3.63%, due 12/23/2027	1,737,523
3,215,000	Medline Industries, Inc., Term Loan B, (USD LIBOR + 3.25%), due 10/23/2028	3,218,183	(c)(d)
9,820,000	Parexel Int'l Corporation, Second Lien Term Loan, (USD LIBOR + 6.50%), due 11/15/2029	9,721,800	(c)(d)(e)
5,103,462	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	4,861,048
		19,538,554
Nonferrous Metals - Minerals 0.3%
3,899,007	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	3,817,790
Oil & Gas 0.1%
1,716,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 11/1/2025	1,872,808
Retailers (except food & drug) 0.8%
12,888,818	Great Outdoors Group, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	12,918,334
Utilities 0.1%
2,055,133	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	2,018,140	(b)
	Total Loan Assignments (Cost $66,380,064)	67,107,816

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 85.4%
Advertising 0.7%
$4,480,000	Cars.com, Inc., 6.38%, due 11/1/2028	$4,688,768	(f)
	Match Group, Inc.
3,420,000	5.63%, due 2/15/2029	3,659,400	(f)
2,330,000	3.63%, due 10/1/2031	2,261,824	(f)
		10,609,992
Aerospace & Defense 0.7%
3,140,000	Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	3,315,055	(f)
7,740,000	TransDigm, Inc., 5.50%, due 11/15/2027	7,923,825
		11,238,880
Air Transportation 1.2%
2,965,000	Air Canada, 3.88%, due 8/15/2026	3,002,063	(f)
2,530,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	2,309,460	(f)(g)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
4,515,000	5.50%, due 4/20/2026	4,736,235	(f)
6,150,000	5.75%, due 4/20/2029	6,618,937	(f)
2,245,000	United Airlines, Inc., 4.63%, due 4/15/2029	2,314,550	(f)
		18,981,245
Auto Loans 0.3%
	Ford Motor Credit Co. LLC
2,260,000	4.13%, due 8/17/2027	2,398,425
2,140,000	5.11%, due 5/3/2029	2,378,075
		4,776,500
Auto Parts & Equipment 1.3%
4,085,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	4,248,400	(f)
	Goodyear Tire & Rubber Co.
2,575,000	5.00%, due 7/15/2029	2,716,625	(f)
4,025,000	5.25%, due 4/30/2031	4,306,750	(g)
6,180,000	IHO Verwaltungs GmbH, 6.38% Cash/7.13% PIK, due 5/15/2029	6,682,125	(f)(h)
3,177,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, due 5/15/2026	3,323,936	(f)
		21,277,836
Automakers 1.4%
	Ford Motor Co.
1,415,000	8.50%, due 4/21/2023	1,551,548
4,770,000	9.63%, due 4/22/2030	6,871,805
2,502,000	7.45%, due 7/16/2031	3,312,022
3,965,000	4.75%, due 1/15/2043	4,330,811
	Jaguar Land Rover Automotive PLC
1,300,000	5.88%, due 1/15/2028	1,296,750	(f)
5,290,000	5.50%, due 7/15/2029	5,121,381	(f)
		22,484,317

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Brokerage 0.4%
	LPL Holdings, Inc.
$2,540,000	4.63%, due 11/15/2027	$2,616,200	(f)
3,830,000	4.00%, due 3/15/2029	3,906,600	(f)
		6,522,800
Building & Construction 1.1%
2,515,000	APi Escrow Corp., 4.75%, due 10/15/2029	2,559,012	(f)
10,650,000	Global Infrastructure Solutions, Inc., 5.63%, due 6/1/2029	10,916,251	(f)
	Shea Homes L.P./Shea Homes Funding Corp.
1,965,000	4.75%, due 2/15/2028	1,979,738	(f)
1,635,000	4.75%, due 4/1/2029	1,643,175	(f)
		17,098,176
Building Materials 0.4%
2,835,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	2,941,312	(f)
2,735,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	2,830,725	(f)
		5,772,037
Cable & Satellite Television 4.4%
	CCO Holdings LLC/CCO Holdings Capital Corp.
7,415,000	5.00%, due 2/1/2028	7,711,600	(f)
3,030,000	4.75%, due 3/1/2030	3,128,475	(f)
7,615,000	4.50%, due 8/15/2030	7,751,156	(f)
1,555,000	4.25%, due 2/1/2031	1,548,003	(f)
3,785,000	4.50%, due 5/1/2032	3,802,903
	CSC Holdings LLC
6,585,000	7.50%, due 4/1/2028	7,004,794	(f)
26,250,000	5.75%, due 1/15/2030	25,900,875	(f)
3,305,000	4.63%, due 12/1/2030	3,028,206	(f)
2,070,000	5.00%, due 11/15/2031	1,921,985	(f)
2,385,000	DISH DBS Corp., 5.13%, due 6/1/2029	2,295,562
6,990,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	6,990,000	(f)
		71,083,559
Chemicals 2.0%
3,555,000	Hexion, Inc., 7.88%, due 7/15/2027	3,768,300	(f)(g)
	NOVA Chemicals Corp.
395,000	5.00%, due 5/1/2025	416,231	(f)
5,525,000	5.25%, due 6/1/2027	5,814,897	(f)
	Olympus Water U.S. Holding Corp.
4,110,000	4.25%, due 10/1/2028	4,041,158	(f)
1,680,000	6.25%, due 10/1/2029	1,675,800	(f)
	SCIH Salt Holdings, Inc.
4,135,000	4.88%, due 5/1/2028	4,041,962	(f)
6,005,000	6.63%, due 5/1/2029	5,652,206	(f)(g)
2,360,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	2,379,187	(f)(i)
5,045,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	5,089,144	(f)
		32,878,885

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Consumer - Commercial Lease Financing 2.5%
$3,377,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	$3,621,832	(f)(j)
15,386,598	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	14,938,079	(f)(h)
2,435,000	LFS Topco LLC, 5.88%, due 10/15/2026	2,505,006	(f)
7,320,000	OneMain Finance Corp., 3.50%, due 1/15/2027	7,155,300
	Springleaf Finance Corp.
1,525,000	5.63%, due 3/15/2023	1,603,873
455,000	7.13%, due 3/15/2026	516,425
2,730,000	6.63%, due 1/15/2028	3,064,425
2,875,000	5.38%, due 11/15/2029	3,069,063
3,150,000	World Acceptance Corp., 7.00%, due 11/1/2026	3,102,750	(f)
		39,576,753
Diversified Capital Goods 0.2%
3,905,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	3,734,156	(f)
Electric - Generation 3.0%
	Calpine Corp.
6,580,000	4.50%, due 2/15/2028	6,665,606	(f)
5,515,000	5.13%, due 3/15/2028	5,487,425	(f)
8,805,000	4.63%, due 2/1/2029	8,540,850	(f)
4,409,000	5.00%, due 2/1/2031	4,321,261	(f)
2,590,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	2,602,691	(f)
6,690,000	NRG Energy, Inc., 5.25%, due 6/15/2029	7,124,850	(f)
4,325,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	4,389,875	(f)
	Vistra Operations Co. LLC
1,555,000	5.00%, due 7/31/2027	1,593,875	(f)
6,945,000	4.38%, due 5/1/2029	6,875,550	(f)
		47,601,983
Electric - Integrated 0.3%
	Talen Energy Supply LLC
2,175,000	10.50%, due 1/15/2026	1,438,045	(f)
2,410,000	7.25%, due 5/15/2027	2,305,117	(f)
890,000	7.63%, due 6/1/2028	849,950	(f)
		4,593,112
Energy - Exploration & Production 3.4%
2,980,000	Antero Resources Corp., 5.38%, due 3/1/2030	3,154,330	(f)
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5,865,000	7.00%, due 11/1/2026	6,055,612	(f)
1,474,000	9.00%, due 11/1/2027	2,015,695	(f)
1,300,000	8.25%, due 12/31/2028	1,413,750	(f)
4,915,000	5.88%, due 6/30/2029	4,975,356	(f)
2,680,000	Colgate Energy Partners III LLC, 5.88%, due 7/1/2029	2,743,650	(f)
	Comstock Resources, Inc.
3,925,000	6.75%, due 3/1/2029	4,219,375	(f)
5,195,000	5.88%, due 1/15/2030	5,401,761	(f)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
1,055,000	6.25%, due 11/1/2028	1,082,747	(f)
1,537,000	5.75%, due 2/1/2029	1,560,055	(f)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$2,193,000	6.00%, due 2/1/2031	$2,250,837	(f)
	Occidental Petroleum Corp.
2,330,000	7.50%, due 5/1/2031	3,033,450
4,030,000	6.60%, due 3/15/2046	5,156,425
1,815,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	1,862,190	(f)
3,555,000	Tap Rock Resources LLC, 7.00%, due 10/1/2026	3,659,304	(f)
5,605,000	Vine Energy Holdings LLC, 6.75%, due 4/15/2029	6,018,369	(f)
		54,602,906
Environmental 0.1%
2,340,000	GFL Environmental, Inc., 4.38%, due 8/15/2029	2,317,583	(f)
Food & Drug Retailers 0.3%
5,550,000	Arko Corp., 5.13%, due 11/15/2029	5,417,355	(f)
Food - Wholesale 1.8%
	Performance Food Group, Inc.
6,865,000	5.50%, due 10/15/2027	7,156,763	(f)
2,990,000	4.25%, due 8/1/2029	2,990,000	(f)
3,500,000	Pilgrim's Pride Corp., 4.25%, due 4/15/2031	3,692,500	(f)
4,670,000	Post Holdings, Inc., 4.63%, due 4/15/2030	4,693,350	(f)
	U.S. Foods, Inc.
3,475,000	6.25%, due 4/15/2025	3,631,375	(f)
7,030,000	4.75%, due 2/15/2029	7,112,743	(f)
		29,276,731
Forestry & Paper 0.5%
3,425,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	3,414,725	(f)
4,380,000	Mercer Int'l, Inc., 5.13%, due 2/1/2029	4,354,684
		7,769,409
Gaming 2.1%
	Caesars Entertainment, Inc.
2,280,000	6.25%, due 7/1/2025	2,398,218	(f)
2,675,000	4.63%, due 10/15/2029	2,687,840	(f)
1,510,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 7/1/2025	1,586,632	(f)
680,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	696,150	(f)
3,875,000	Midwest Gaming Borrower LLC, 4.88%, due 5/1/2029	3,909,410	(f)
	Scientific Games Int'l, Inc.
2,984,000	5.00%, due 10/15/2025	3,072,147	(f)
860,000	8.25%, due 3/15/2026	911,600	(f)
3,495,000	7.00%, due 5/15/2028	3,776,173	(f)
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
9,784,000	5.50%, due 3/1/2025	9,949,105	(f)
4,205,000	5.25%, due 5/15/2027	4,262,819	(f)(g)
		33,250,094

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Gas Distribution 8.5%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
$5,465,000	7.88%, due 5/15/2026	$5,977,344	(f)
2,575,000	5.75%, due 3/1/2027	2,658,687	(f)
1,160,000	5.75%, due 1/15/2028	1,213,650	(f)
2,220,000	5.38%, due 6/15/2029	2,319,789	(f)
1,790,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	1,924,250	(f)
	Buckeye Partners L.P.
2,100,000	4.50%, due 3/1/2028	2,073,750	(f)
2,275,000	5.85%, due 11/15/2043	2,242,923
19,980,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	20,779,200	(f)
4,215,000	DCP Midstream LLC, 5.85%, due 5/21/2043	3,928,380	(f)(j)
806,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	967,200
	EQM Midstream Partners L.P.
1,405,000	6.00%, due 7/1/2025	1,524,425	(f)
1,565,000	6.50%, due 7/1/2027	1,741,063	(f)
1,895,000	4.50%, due 1/15/2029	1,949,481	(f)
1,210,000	4.75%, due 1/15/2031	1,252,743	(f)
	EQT Midstream Partners L.P.
4,545,000	4.13%, due 12/1/2026	4,675,669
5,022,000	5.50%, due 7/15/2028	5,531,379
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,590,000	6.50%, due 10/1/2025	2,552,963
2,115,000	6.25%, due 5/15/2026	2,046,263
1,250,000	8.00%, due 1/15/2027	1,255,875
	Global Partners L.P./GLP Finance Corp.
1,720,000	7.00%, due 8/1/2027	1,793,100
1,565,000	6.88%, due 1/15/2029	1,621,731
4,040,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	4,242,000	(f)
3,920,000	ITT Holdings LLC, 6.50%, due 8/1/2029	3,929,800	(f)
	New Fortress Energy, Inc.
8,165,000	6.75%, due 9/15/2025	7,950,628	(f)
10,565,000	6.50%, due 9/30/2026	10,267,490	(f)
3,095,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	3,264,296	(f)
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
2,560,000	5.75%, due 4/15/2025	2,283,200
2,025,000	8.50%, due 10/15/2026	2,035,591	(f)(i)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
2,875,000	7.50%, due 10/1/2025	3,108,594	(f)
1,585,000	6.00%, due 3/1/2027	1,642,456	(f)
6,290,000	5.50%, due 1/15/2028	6,312,833	(f)
3,465,000	6.00%, due 12/31/2030	3,465,762	(f)
5,975,000	6.00%, due 9/1/2031	5,877,906	(f)
	Venture Global Calcasieu Pass LLC
3,040,000	3.88%, due 8/15/2029	3,093,200	(f)
3,040,000	4.13%, due 8/15/2031	3,146,248	(f)
4,565,000	Western Midstream Operating L.P., 5.30%, due 2/1/2030	5,004,381	(k)
		135,654,250
Health Facilities 2.2%
	Acadia Healthcare Co., Inc.
2,200,000	5.50%, due 7/1/2028	2,293,500	(f)
1,520,000	5.00%, due 4/15/2029	1,550,400	(f)
	CHS/Community Health Systems, Inc.
1,530,000	6.63%, due 2/15/2025	1,591,200	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,605,000	5.63%, due 3/15/2027	$1,679,552	(f)
3,472,000	8.00%, due 12/15/2027	3,762,780	(f)
1,755,000	6.00%, due 1/15/2029	1,847,138	(f)
1,905,000	6.88%, due 4/15/2029	1,959,769	(f)
3,615,000	6.13%, due 4/1/2030	3,553,400	(f)
2,885,000	4.75%, due 2/15/2031	2,885,000	(f)
800,000	Legacy LifePoint Health LLC, 6.75%, due 4/15/2025	838,000	(f)
12,630,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	13,260,868	(f)
		35,221,607
Health Services 1.6%
	DaVita, Inc.
3,890,000	4.63%, due 6/1/2030	3,909,294	(f)
4,040,000	3.75%, due 2/15/2031	3,827,900	(f)
4,110,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	2,760,975	(f)
3,591,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	3,824,415	(f)
4,305,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	3,809,925	(f)
3,845,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	3,989,188	(f)
2,867,000	Vizient, Inc., 6.25%, due 5/15/2027	3,004,931	(f)
		25,126,628
Hotels 0.1%
	Hilton Domestic Operating Co, Inc.
810,000	3.75%, due 5/1/2029	810,000	(f)
810,000	4.88%, due 1/15/2030	864,659
		1,674,659
Insurance Brokerage 2.6%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
12,203,000	6.75%, due 10/15/2027	12,599,597	(f)
2,150,000	5.88%, due 11/1/2029	2,160,535	(f)(i)
5,160,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	5,143,901	(f)
	AssuredPartners, Inc.
5,485,000	7.00%, due 8/15/2025	5,560,419	(f)
4,980,000	5.63%, due 1/15/2029	4,942,650	(f)
5,755,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	5,654,288	(f)
5,136,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	5,405,640	(f)
		41,467,030
Investments & Misc. Financial Services 0.5%
6,490,000	EverArc Escrow S.a.r.l., 5.00%, due 10/30/2029	6,490,000	(f)
1,590,000	MoneyGram Int'l, Inc., 5.38%, due 8/1/2026	1,593,975	(f)
		8,083,975
Machinery 0.8%
4,880,000	Harsco Corp., 5.75%, due 7/31/2027	5,069,100	(f)
2,620,000	Terex Corp., 5.00%, due 5/15/2029	2,672,400	(f)
2,295,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	2,335,851	(f)
2,330,000	Wabash National Corp., 4.50%, due 10/15/2028	2,265,296	(f)
		12,342,647

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Managed Care 0.9%
	MPH Acquisition Holdings LLC
$3,510,000	5.50%, due 9/1/2028	$3,485,545	(f)
12,270,000	5.75%, due 11/1/2028	11,191,405	(f)(g)
		14,676,950
Media Content 2.1%
5,025,000	AMC Networks, Inc., 4.25%, due 2/15/2029	4,949,625
1,865,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	1,918,619	(f)
6,230,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	6,370,175	(f)
	Sirius XM Radio, Inc.
4,125,000	5.00%, due 8/1/2027	4,305,469	(f)
5,753,000	5.50%, due 7/1/2029	6,206,049	(f)
7,757,000	4.13%, due 7/1/2030	7,722,404	(f)
3,155,000	3.88%, due 9/1/2031	3,030,787	(f)
		34,503,128
Medical Products 0.5%
2,335,000	180 Medical, Inc., 3.88%, due 10/15/2029	2,348,164	(f)
	Mozart Debt Merger Sub, Inc.
3,675,000	3.88%, due 4/1/2029	3,656,625	(f)
2,420,000	5.25%, due 10/1/2029	2,456,300	(f)
		8,461,089
Metals - Mining Excluding Steel 0.9%
	First Quantum Minerals Ltd.
3,355,000	6.88%, due 3/1/2026	3,493,394	(f)
3,020,000	6.88%, due 10/15/2027	3,223,850	(f)
1,475,000	FMG Resources (August 2006) Pty Ltd., 5.13%, due 5/15/2024	1,572,276	(f)
	Hudbay Minerals, Inc.
2,495,000	4.50%, due 4/1/2026	2,488,763	(f)
3,015,000	6.13%, due 4/1/2029	3,173,287	(f)
		13,951,570
Oil Field Equipment & Services 0.3%
2,940,000	TechnipFMC PLC, 6.50%, due 2/1/2026	3,135,080	(f)
2,300,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	2,389,125
		5,524,205
Packaging 0.9%
4,595,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	4,727,106	(f)
4,720,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	4,655,100	(f)
2,920,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	3,055,050	(f)
2,310,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	2,436,149	(f)
		14,873,405

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Personal & Household Products 0.6%
$4,830,000	Diamond BC BV, 4.63%, due 10/1/2029	$4,863,810	(f)
2,825,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	2,821,469	(f)
2,305,000	Spectrum Brands, Inc., 5.50%, due 7/15/2030	2,489,400	(f)
		10,174,679
Pharmaceuticals 0.3%
1,980,000	Grifols Escrow Issuer SA, 4.75%, due 10/15/2028	2,009,700	(f)
3,305,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV , 5.13%, due 4/30/2031	3,408,876	(f)
		5,418,576
Rail 0.3%
5,245,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	5,572,812	(f)
Real Estate Development & Management 1.1%
	Realogy Group LLC/Realogy Co-Issuer Corp.
2,485,000	7.63%, due 6/15/2025	2,655,098	(f)
3,660,000	9.38%, due 4/1/2027	4,003,125	(f)
11,380,000	5.75%, due 1/15/2029	11,792,525	(f)
		18,450,748
Real Estate Investment Trusts 5.3%
7,320,000	American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, due 9/30/2028	7,320,000	(f)
4,475,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	4,581,281	(f)
	EPR Properties
1,865,000	4.50%, due 6/1/2027	2,005,679
1,845,000	3.75%, due 8/15/2029	1,894,704
	Hospitality Properties Trust
818,000	4.65%, due 3/15/2024	825,157
3,907,000	4.35%, due 10/1/2024	3,937,279
1,770,000	4.95%, due 2/15/2027	1,743,450
650,000	3.95%, due 1/15/2028	604,500
1,850,000	4.38%, due 2/15/2030	1,743,625
	Iron Mountain, Inc.
6,046,000	4.88%, due 9/15/2027	6,231,249	(f)
5,254,000	5.25%, due 3/15/2028	5,477,295	(f)
2,690,000	5.00%, due 7/15/2028	2,770,700	(f)
5,570,000	4.88%, due 9/15/2029	5,754,367	(f)
2,995,000	5.25%, due 7/15/2030	3,127,409	(f)
2,100,000	5.63%, due 7/15/2032	2,236,500	(f)
5,745,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, due 2/15/2029	5,687,550	(f)
3,785,000	RLJ Lodging Trust L.P., 4.00%, due 9/15/2029	3,777,619	(f)
5,330,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	5,605,561	(f)
14,560,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	14,728,678	(f)
	VICI Properties L.P./VICI Note Co., Inc.
3,100,000	3.75%, due 2/15/2027	3,185,250	(f)
1,250,000	4.63%, due 12/1/2029	1,333,594	(f)
		84,571,447

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Recreation & Travel 3.4%
	Carnival Corp.
$4,745,000	7.63%, due 3/1/2026	$4,999,285	(f)
5,635,000	5.75%, due 3/1/2027	5,733,612	(f)
3,510,000	9.88%, due 8/1/2027	4,040,888	(f)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
2,930,000	5.50%, due 5/1/2025	3,039,875	(f)
2,820,000	6.50%, due 10/1/2028	3,024,450
965,000	Life Time, Inc., 8.00%, due 4/15/2026	1,013,250	(f)
3,920,000	Motion Bondco DAC, 6.63%, due 11/15/2027	3,920,000	(f)
	NCL Corp. Ltd.
3,080,000	3.63%, due 12/15/2024	2,899,050	(f)
2,575,000	5.88%, due 3/15/2026	2,581,438	(f)
1,670,000	NCL Finance Ltd., 6.13%, due 3/15/2028	1,684,613	(f)
11,065,000	Royal Caribbean Cruises Ltd., 5.50%, due 4/1/2028	11,258,637	(f)
6,110,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	6,224,562	(f)
3,520,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	3,740,000	(f)
		54,159,660
Restaurants 0.5%
3,730,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	3,613,363	(f)
4,110,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	4,171,650	(f)
		7,785,013
Software - Services 2.4%
4,410,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	4,498,200	(f)
10,630,000	Endurance Acquisition Merger Sub, 6.00%, due 2/15/2029	9,779,600	(f)
1,960,000	J2 Global, Inc., 4.63%, due 10/15/2030	2,053,100	(f)
5,760,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	6,120,000	(f)
12,045,000	Rackspace Technology Global, Inc., 5.38%, due 12/1/2028	11,593,313	(f)(g)
5,035,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	5,104,231	(f)
		39,148,444
Specialty Retail 2.2%
	Carvana Co.
5,100,000	5.63%, due 10/1/2025	5,208,375	(f)
6,255,000	5.50%, due 4/15/2027	6,301,912	(f)
4,985,000	4.88%, due 9/1/2029	4,822,987	(f)
2,145,000	Crocs, Inc., 4.13%, due 8/15/2031	2,158,406	(f)
2,215,000	Foot Locker, Inc., 4.00%, due 10/1/2029	2,195,995	(f)(g)
3,135,000	Gap, Inc., 3.63%, due 10/1/2029	3,072,300	(f)
3,915,000	Ken Garff Automotive LLC, 4.88%, due 9/15/2028	3,963,938	(f)
3,017,000	L Brands, Inc., 6.63%, due 10/1/2030	3,375,269	(f)
4,075,000	LCM Investments Holdings II LLC, 4.88%, due 5/1/2029	4,184,292	(f)
		35,283,474
Steel Producers - Products 0.9%
	Allegheny Technologies, Inc.
3,980,000	4.88%, due 10/1/2029	3,977,214	(g)
1,175,000	5.13%, due 10/1/2031	1,170,535
2,309,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	2,568,762	(f)
5,990,000	TMS Int'l Corp., 6.25%, due 4/15/2029	6,184,675	(f)
		13,901,186

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Support - Services 7.7%
$4,690,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	$4,615,593	(f)
1,435,000	APi Group DE, Inc., 4.13%, due 7/15/2029	1,427,825	(f)
	APX Group, Inc.
5,485,000	6.75%, due 2/15/2027	5,786,675	(f)
4,875,000	5.75%, due 7/15/2029	4,832,344	(f)
	Aramark Services, Inc.
1,575,000	5.00%, due 4/1/2025	1,612,406	(f)
9,805,000	5.00%, due 2/1/2028	10,025,612	(f)
6,400,000	ASGN, Inc., 4.63%, due 5/15/2028	6,608,000	(f)
6,315,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	6,251,850	(f)
4,510,000	Clarivate Science Holdings Corp., 4.88%, due 7/1/2029	4,490,607	(f)
	Garda World Security Corp.
2,090,000	4.63%, due 2/15/2027	2,074,325	(f)
4,980,000	6.00%, due 6/1/2029	4,855,500	(f)
5,985,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	5,910,187	(f)
7,145,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	7,162,862	(f)
2,070,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	2,134,688	(f)
	Mav Acquisition Corp.
3,880,000	5.75%, due 8/1/2028	3,811,906	(f)
2,535,000	8.00%, due 8/1/2029	2,465,287	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
7,420,000	5.63%, due 10/1/2028	7,714,834	(f)
6,940,000	5.88%, due 10/1/2030	7,264,792	(f)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
6,765,000	5.75%, due 4/15/2026	7,236,182	(f)
7,595,000	6.25%, due 1/15/2028	7,784,875	(f)
2,255,000	SRS Distribution, Inc., 4.63%, due 7/1/2028	2,305,287	(f)(g)
2,905,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	2,955,838	(f)
	United Rentals N.A., Inc.
3,945,000	3.75%, due 1/15/2032	3,935,532
530,000	5.25%, due 1/15/2030	573,725
745,000	4.00%, due 7/15/2030	760,116
5,345,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	5,572,163	(f)
1,270,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	1,311,275	(f)
2,350,000	White Cap Parent LLC, 8.25%, due 3/15/2026	2,376,015	(f)(h)
		123,856,301
Technology Hardware & Equipment 2.9%
2,310,000	CommScope Finance LLC, 6.00%, due 3/1/2026	2,379,300	(f)
	CommScope Technologies LLC
8,979,000	6.00%, due 6/15/2025	8,887,684	(f)
11,925,000	5.00%, due 3/15/2027	11,064,485	(f)(g)
	CommScope, Inc.
3,655,000	7.13%, due 7/1/2028	3,604,744	(f)
2,675,000	4.75%, due 9/1/2029	2,624,710	(f)
11,910,000	Imola Merger Corp., 4.75%, due 5/15/2029	12,236,929	(f)
5,435,000	Vertiv Group Corp., 4.13%, due 11/15/2028	5,401,031	(f)
		46,198,883
Telecom - Wireless 0.2%
2,775,000	Sprint Corp., 7.13%, due 6/15/2024	3,135,750
15,000	T-Mobile USA, Inc., 4.75%, due 2/1/2028	15,825
		3,151,575

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecom - Wireline Integrated & Services 7.3%
$13,435,000	Altice France Holding SA, 6.00%, due 2/15/2028	$12,763,250	(f)
7,325,000	Altice France SA, 5.50%, due 1/15/2028	7,343,312	(f)
7,755,000	Cablevision Lightpath LLC, 5.63%, due 9/15/2028	7,665,507	(f)
1,430,000	CenturyLink, Inc., Ser. W, 6.75%, due 12/1/2023	1,569,439
	Consolidated Communications, Inc.
3,145,000	5.00%, due 10/1/2028	3,176,450	(f)
2,935,000	6.50%, due 10/1/2028	3,125,452	(f)
	Frontier Communications Corp.
3,840,000	5.88%, due 10/15/2027	4,022,400	(f)
2,850,000	5.00%, due 5/1/2028	2,896,313	(f)
1,035,000	6.75%, due 5/1/2029	1,064,756	(f)
6,670,000	5.88%, due 11/1/2029	6,644,988
3,805,000	6.00%, due 1/15/2030	3,822,998	(f)
	Iliad Holding SAS
1,475,000	6.50%, due 10/15/2026	1,519,870	(f)
1,320,000	7.00%, due 10/15/2028	1,360,286	(f)
	Level 3 Financing, Inc.
12,864,000	4.63%, due 9/15/2027	13,185,600	(f)
4,075,000	3.75%, due 7/15/2029	3,850,875	(f)
	Lumen Technologies, Inc.
7,210,000	4.50%, due 1/15/2029	6,966,662	(f)
7,345,000	5.38%, due 6/15/2029	7,372,544	(f)
	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
2,795,000	4.75%, due 4/30/2027	2,728,619	(f)
3,605,000	6.00%, due 2/15/2028	3,460,800	(f)(g)
2,190,000	10.75%, due 6/1/2028	2,409,000	(f)
2,125,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	2,112,967	(f)
7,045,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	7,154,832	(f)
5,005,000	Vmed O2 UK Financing I PLC, 4.75%, due 7/15/2031	5,030,025	(f)
5,375,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	5,246,188	(f)
		116,493,133
Theaters & Entertainment 0.2%
2,520,000	Live Nation Entertainment, Inc., 6.50%, due 5/15/2027	2,759,400	(f)
	Total Corporate Bonds (Cost $1,348,265,578)	1,369,350,783
Convertible Bonds 0.3%
Cable & Satellite Television 0.2%
2,669,000	DISH Network Corp., 3.38%, due 8/15/2026	2,719,274
Oil, Gas & Consumable Fuels 0.1%
2,710,000	Cheniere Energy, Inc., 4.25%, due 3/15/2045	2,308,853
	Total Convertible Bonds (Cost $3,965,818)	5,028,127

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 2.7%
$1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), 7.40%, due 10/15/2034	$980,000	(a)(f)(i)(l)
	AIG CLO Ltd.
500,000	Ser. 2019-1A, Class E, (3M USD LIBOR + 6.62%), 6.74%, due 4/15/2032	500,010	(a)(f)
2,000,000	Ser. 2019-2A, Class ER, (3M USD LIBOR + 6.40%), due 10/25/2033	2,000,000	(a)(c)(f)(i)
2,500,000	Ares LIV CLO Ltd., Ser. 2019-54A, Class E, (3M USD LIBOR + 7.34%), 7.46%, due 10/15/2032	2,500,831	(a)(f)
2,000,000	Balboa Bay Loan Funding Ltd., Ser. 2021-2A, Class E, (3M USD LIBOR + 6.60%), due 1/20/2035	1,980,000	(a)(c)(f)(i)(l)
1,350,000	Ballyrock CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.95%), 7.07%, due 10/15/2028	1,344,768	(a)(f)
1,000,000	Barings CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 6.12%, due 7/18/2029	992,069	(a)(f)
2,300,000	Carlyle U.S. CLO Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 6.60%), 6.72%, due 7/15/2032	2,297,800	(a)(f)
2,500,000	Catskill Park CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.00%), 6.13%, due 4/20/2029	2,474,889	(a)(f)
1,650,000	Cedar Funding X CLO Ltd., Ser. 2019-10A, Class ER, (3M USD LIBOR + 6.50%), 0.00%, due 10/20/2032	1,649,969	(a)(f)
1,350,000	Crown City CLO II, Ser. 2020-A, Class D, (3M USD LIBOR + 7.17%), 7.30%, due 1/20/2032	1,346,607	(a)(f)
1,000,000	Elmwood CLO XII Ltd., Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), 1.28%, due 1/20/2035	1,000,000	(a)(f)(i)
1,000,000	Fort Washington CLO, Ser. 2019-1A, Class ER, (3M USD LIBOR + 6.75%), 6.88%, due 10/20/2032	1,000,309	(a)(f)
1,222,200	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 6.77%, due 10/15/2030	1,216,751	(a)(f)
1,000,000	Galaxy XXIV CLO Ltd., Ser. 2017-24A, Class E, (3M USD LIBOR + 5.50%), 5.62%, due 1/15/2031	957,463	(a)(f)
650,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 6.52%, due 10/15/2030	651,300	(a)(f)
1,000,000	Gulf Stream Meridian Ltd., Ser. 2021-6A, Class D, (3M USD LIBOR + 6.36%), due 6/15/2037	990,251	(a)(c)(f)(i)
4,000,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.32%, due 7/25/2031	3,882,678	(a)(f)
2,500,000	OCP CLO Ltd., Ser. 2019-17A, Class ER, (3M USD LIBOR + 6.50%), 6.63%, due 7/20/2032	2,499,937	(a)(f)
	Octagon Investment Partners Ltd.
1,000,000	Ser. 2019-1A, Class E, (3M USD LIBOR + 6.60%), 6.72%, due 10/25/2032	1,000,063	(a)(f)
2,000,000	Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.70%), due 10/20/2034	2,000,000	(a)(c)(f)(i)
2,000,000	Parallel CLO Ltd., Ser. 2021-2A, Class D, (3M USD LIBOR + 7.20%), due 10/20/2034	1,960,000	(a)(c)(f)(i)(l)
600,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.87%), 5.99%, due 4/16/2031	589,793	(a)(f)
875,000	Sandstone Peak Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 6.80%), due 10/15/2034	871,937	(a)(c)(f)(i)
1,000,000	TRESTLES CLO V Ltd., Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), due 10/20/2034	1,000,000	(a)(c)(f)(i)
2,500,000	Trinitas CLO VIII Ltd., Ser. 2018-8A, Class E, (3M USD LIBOR + 5.90%), 6.03%, due 7/20/2031	2,376,168	(a)(f)
500,000	Voya CLO Ltd., Ser. 2019-2, Class E, (3M USD LIBOR + 6.60%), 6.73%, due 7/20/2032	497,348	(a)(f)
2,400,000	Whitebox CLO II Ltd., Ser. 2020-2A, Class ER, (3M USD LIBOR + 7.10%), due 10/24/2034	2,376,000	(a)(c)(f)(i)(l)
	Total Asset-Backed Securities (Cost $41,859,326)	42,936,941

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 12.4%
Investment Companies 12.4%
147,965,468	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(m)	$147,965,468	(n)
50,402,035	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(m)	50,402,035	(o)
	Total Short-Term Investments (Cost $198,367,503)	198,367,503
	Total Investments 105.0% (Cost $1,658,838,289)	1,682,791,170
	Liabilities Less Other Assets (5.0)%	(79,650,216	)(p)(q)
	Net Assets 100.0%	$1,603,140,954

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(b)  The stated interest rates represent the range of rates at October 31, 2021 of the underlying contracts within the Loan Assignment.

(c)  All or a portion of this security had not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  Value determined using significant unobservable inputs.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $1,269,422,292, which represents 79.2% of net assets of the Fund.

(g)  The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $49,343,320 for the Fund (see Note A of Notes to Financial Statements).

(h)  Payment-in-kind (PIK) security.

(i)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $21,733,501, which represents 1.4% of net assets of the Fund.

(j)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(l)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $7,296,000, which represents 0.5% of net assets of the Fund.

(m)  Represents 7-day effective yield as of October 31, 2021.

(n)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities and/or swaps with a total value of $147,965,468.

(o)  Represents investment of cash collateral received from securities lending.

(p)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

(q)  As of October 31, 2021, the value of unfunded loan commitments was $281,538 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,305,896,407	81.5%
Cayman Islands	57,875,020	3.6%
Canada	32,483,118	2.0%
United Kingdom	30,119,199	1.9%
Germany	13,372,660	0.8%
Luxembourg	12,763,250	0.8%
France	12,142,087	0.8%
Zambia	6,717,244	0.4%
Ireland	3,621,832	0.2%
Finland	3,414,725	0.2%
Netherlands	2,436,149	0.2%
Spain	2,009,700	0.1%
Australia	1,572,276	0.1%
Short-Term Investments and Other Liabilities—Net	118,717,287	7.4%
	$1,603,140,954	100.0%

Reverse Repurchase Agreements

There were no reverse repurchase agreements outstanding as of October 31, 2021. For the year ended October 31, 2021, the average interest rate paid and the average principal amount for the months where the Fund had reverse repurchase agreements outstanding were 0.45% and $1,643,392, respectively.

Derivative Instruments

Total return swap contracts ("total return swaps")

At October 31, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iBoxx USD Liquid High Yield Index	USD	21,889,135	12/20/2021	0.12%	—%	3M USD LIBOR	T/3M	$(160,865)	$(3,138)	$(164,003)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

At October 31, 2021, the Fund had cash collateral of $150,000 deposited in segregated accounts for Goldman Sachs International to cover collateral requirements on over-the-counter derivatives. For the year ended October 31, 2021, the average notional value for the months where the Fund had total return swaps outstanding was $44,116,684 for long positions.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$9,816,754	$9,721,800	$19,538,554
Other Loan Assignments(a)	—	47,569,262	—	47,569,262
Total Loan Assignments	—	57,386,016	9,721,800	67,107,816
Corporate Bonds(a)	—	1,369,350,783	—	1,369,350,783
Convertible Bonds(a)	—	5,028,127	—	5,028,127
Asset-Backed Securities	—	42,936,941	—	42,936,941
Short-Term Investments	—	198,367,503	—	198,367,503
Total Investments	$—	$1,673,069,370	$9,721,800	$1,682,791,170

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2021
Investments in Securities:
Loan Assignments(c)	$6,303	$4	$(18)	$264	$9,624	$(4,187)	$—	$(2,268)	$9,722	$98
Total	$6,303	$4	$(18)	$264	$9,624	$(4,187)	$—	$(2,268)	$9,722	$98

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(164,003)	$—	$(164,003)
Total	$—	$(164,003)	$—	$(164,003)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 94.7%
Alabama 3.6%
$2,700,000	Alabama St. Hsg. Fin. Au. Multi-Family Hsg. Rev. (Alison Pt. Apts. Proj.), (LOC: U.S. Bank N.A.), Ser. 2007-B, 0.11%, due 4/1/2037	$2,700,000	(a)
700,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5), (Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	797,374
1,000,000	Lower Alabama Gas Dist. Rev. Gas Proj. 2, (Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,121,576
590,000	Taylor-Ryan Imp. Dist. Rev. Ref., (LOC: Synovus Bank), Ser. 2005, 0.20%, due 11/1/2035	590,000	(a)
		5,208,950
American Samoa 0.6%
750,000	American Samoa Econ. Dev. Au. Gen. Rev., Ser. 2021-A, 5.00%, due 9/1/2038	915,494	(b)
Arizona 3.9%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	557,957	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	801,821
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,392,818
400,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	398,933	(b)
1,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	1,003,073
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	272,370	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	547,275
245,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	244,357
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	539,178	(b)
		5,757,782
Arkansas 1.8%
1,605,000	Arkansas St. Dev. Fin. Au. Chrt. Sch. Rev. (Responsive Ed. Holdings., LLC-Responsive Ed. Solutions Projs.), Ser. 2021-A, 3.63%, due 12/1/2052	1,531,429
990,000	Batesville Pub. Facs. Board Hosp. Rev. Ref. (White River Hlth. Sys. Inc.), Ser. 2020, 3.00%, due 6/1/2028	1,064,508
		2,595,937
California 9.3%
500,000	California Co. Tobacco Securitization Agcy. Ref. Rev., Ser. 2020-B-1, 5.00%, due 6/1/2049	596,412
	California HFA Muni. Cert.
968,490	Ser. 2019-A, 4.25%, due 1/15/2035	1,168,656
495,841	Ser. 2021-1-A, 3.50%, due 11/20/2035	571,437
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	273,382	(b)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
410,000	Ser. 2015-A, 4.50%, due 10/1/2025	429,168
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	428,478	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	$566,464	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	456,459	(b)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	878,824
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	211,500	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	6,250	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	204,794	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	539,176	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	656,663	(b)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	455,654	(b)
85,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	95,348
350,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Sr. Lien, Ser. 2021-A, 4.00%, due 1/15/2046	397,414
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
500,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	511,977
4,500,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	4,607,785
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	608,901
		13,664,742
Colorado 4.2%
500,000	Aerotropolis Reg. Trans. Au. Spec. Rev., Ser. 2021, 4.38%, due 12/1/2052	493,288
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	832,641
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	505,993
300,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	353,821
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,425,975
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	515,657
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	285,639
175,000	Ser. 2015-A, 5.00%, due 12/1/2035	199,797
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	563,642
800,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	892,353	(b)
		6,068,806
Florida 4.0%
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	40,000	(b)(c)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	674,290
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	504,995	(b)
350,000	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	245,000	(b)(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$200,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	$206,491
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	417,937
	Miami Beach Hlth. Fac. Au. (Mount Sinai Med. Ctr. of Florida)
250,000	Ser. 2021-B, 4.00%, due 11/15/2035	295,701
200,000	Ser. 2021-B, 4.00%, due 11/15/2036	235,928
300,000	Ser. 2021-B, 4.00%, due 11/15/2037	353,120
500,000	Ser. 2021-B, 4.00%, due 11/15/2038	587,089
500,000	Ser. 2021-B, 4.00%, due 11/15/2039	585,054
600,000	St. Lucie Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.05%, due 9/1/2028	600,000	(a)
980,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	1,029,427
		5,775,032
Georgia 0.4%
500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	418,900	(b)
135,000	Tender Option Bond Trust Receipts/Cert., (LOC: JP Morgan Chase Bank N.A.), Ser. 2020, 0.21%, due 1/1/2026	135,000	(a)(b)
		553,900
Guam 1.0%
	Guam Gov't Hotel Occupancy Tax Rev.
250,000	Ser. 2021-A, 5.00%, due 11/1/2030	313,867
250,000	Ser. 2021-A, 5.00%, due 11/1/2035	313,330
750,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2042	834,703
		1,461,900
Hawaii 0.5%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015-A, 5.00%, due 1/1/2035	261,509	(b)
500,000	Ser. 2015-A, 5.00%, due 1/1/2045	517,215	(b)
		778,724
Illinois 10.8%
	Chicago G.O.
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,170,140
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	599,917
1,500,000	Chicago Midway Arpt. Rev. Ref. (Second Lien), Ser. 2014-C, (LOC: Barclays Bank PLC), 0.09%, due 1/1/2044	1,500,000	(a)
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	226,340
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	584,383
500,000	Chicago Ref. G.O., Ser. 2012-C, 5.00%, due 1/1/2024	503,486
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	173,868
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	563,170
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	450,787	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	$486,487
	Illinois St. G.O.
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,384,378
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	2,234,701
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	944,002
485,000	Ser. 2016, 5.00%, due 2/1/2026	563,259
140,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022 Pre-Refunded 6/15/22	145,391
1,000,000	Metro. Pier & Exposition Au. Rev. Ref. (McCormick Place Expansion Proj.), Ser. 2022-A, 4.00%, due 6/15/2052	1,110,531	(d)
1,634,000	Tender Option Bond Trust Receipts/Cert., (LOC: JP Morgan Chase Bank N.A.), Ser. 2021, 0.13%, due 6/15/2048	1,634,000	(a)(b)
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	531,960	(b)
		15,806,800
Indiana 0.5%
665,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/2023	724,916
Iowa 2.3%
400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	427,342
	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.)
1,160,000	Ser. 2020, 5.00%, due 10/1/2029	1,441,217
1,220,000	Ser. 2020, 5.00%, due 10/1/2030	1,539,024
		3,407,583
Kansas 0.7%
	Goddard Kansas Sales Tax Spec. Oblig. Rev. (Olympic Park Star Bond Proj.)
310,000	Ser. 2019, 3.60%, due 6/1/2030	312,155
700,000	Ser. 2021, 3.50%, due 6/1/2034	682,391
		994,546
Kentucky 1.5%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	439,054
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	480,236
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	1,100,452
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., (Morgan Stanley), Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	215,094
		2,234,836

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Louisiana 1.3%
$400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	$434,979	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	321,454	(b)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	583,926
500,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	508,489
		1,848,848
Maine 0.2%
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	224,761	(b)
Maryland 0.8%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	257,267	(b)
1,000,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	968,241
		1,225,508
Michigan 2.9%
1,050,000	Detroit Social Bonds G.O., Ser. 2021-A, 4.00%, due 4/1/2042	1,164,050
1,000,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	1,019,823
1,500,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,665,691
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400,490
		4,250,054
Minnesota 0.6%
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	522,116
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	321,630
		843,746
Mississippi 0.2%
300,000	Mississippi Dev. Bank Spec. Oblig. (Jackson Co. Gomesa Proj.), Ser. 2021, 3.63%, due 11/1/2036	293,704	(b)
Missouri 0.3%
355,000	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.13%, due 8/15/2045	373,725
Montana 1.0%
1,515,000	Mizuho Floater/Residual Trust, (LOC: Mizuho Cap. Markets LLC), Ser. 2021, 0.30%, due 6/1/2034	1,515,000	(a)(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Nevada 0.4%
$500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	$544,918	(b)
New Hampshire 0.5%
750,000	Nat'l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	787,176	(b)
New Jersey 5.0%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	234,494
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	238,068
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	400,509
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	290,715
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	908,031
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,513,141
1,115,000	Ser. 2017, 5.00%, due 10/1/2028	1,366,443
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,383,296
	Newark Board of Ed. G.O. (Sustainability Bonds)
300,000	Ser. 2021, (BAM Insured), 5.00%, due 7/15/2030	388,202
500,000	Ser. 2021, (BAM Insured), 3.00%, due 7/15/2038	534,359
		7,257,258
New Mexico 0.3%
443,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	450,647	(b)
New York 4.5%
1,000,000	Metro. Trans. Au. Rev., Ser. 2012-E, 4.00%, due 11/15/2038	1,032,950
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	337,689
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	944,014	(b)
1,000,000	New York St. Trans. Dev. Corp. Exempt Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%, due 4/30/2053	1,118,643
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	606,063
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	42,916
	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.)
500,000	Ser. 2016, 5.00%, due 8/1/2031	500,968
200,000	Ser. 2021, 3.00%, due 8/1/2031	213,240
750,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	836,707
500,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A, 5.00%, due 7/1/2056	519,354	(b)(d)
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	486,436
		6,638,980

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
North Carolina 0.7%
$250,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037 Pre-Refunded 3/1/2022	$253,869
250,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	276,966
500,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	553,024
		1,083,859
Ohio 7.1%
550,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2035	639,910
2,365,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	2,653,859
750,000	Cleveland-Cuyahoga Co. Port Au. Tax Increment Fin. Rev. Ref. (Sr.-Flats East Bank Proj.), Ser. 2021-A, 4.00%, due 12/1/2055	778,857	(b)
800,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, (2045 Initiative Proj.), 2.00%, due 12/1/2031	800,838
250,000	Jefferson Co. Port Au. Econ. Dev. Rev. (JSW Steel USA, Inc. Proj.), Ser. 2021, 3.50%, due 12/1/2051	252,327	(b)
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	497,940
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	570,566	(b)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	1,150,166	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,572,265
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	799,601
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	251,208
365,000	So. Ohio Port Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	416,981	(b)
		10,384,518
Oklahoma 0.8%
800,000	Muskogee Co. City Trust Port Au. IDR (Metals USA, Inc. Proj.), (LOC: Bank of America N.A.), Ser. 1998, 0.13%, due 5/1/2023	800,000	(a)
325,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	396,795
		1,196,795
Oregon 0.6%
750,000	Yamhill Co. Hosp. Au. Ref. (Friendsview), Ser. 2021-A, 5.00%, due 11/15/2056	858,607
Pennsylvania 0.9%
200,000	Luzerne Co. G.O. Ref., Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	243,125
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	874,024
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	160,000	(b)(c)
		1,277,149

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Puerto Rico 5.1%
$1,475,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2012-A, 5.00%, due 7/1/2022	$1,366,219	(c)
2,500,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	2,443,750	(c)(e)
3,260,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,680,369
		7,490,338
Rhode Island 0.6%
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
175,000	Ser. 2013-A, 3.25%, due 12/1/2022	175,362
675,000	Ser. 2017-A, 5.00%, due 12/1/2024	761,885
		937,247
South Carolina 1.1%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	520,294
150,000	South Carolina St. Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	150,348
500,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	436,772	(b)
300,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Last Step Recycling LLC, Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	307,715	(b)
500,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	200,000	(b)(c)
		1,615,129
Texas 7.3%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	817,199
1,000,000	Conroe Local Gov't Corp. Hotel Rev. (Conroe Convention Ctr. Hotel), Ser. 2021-A, 4.00%, due 10/1/2050	1,085,070
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	414,322
	Houston Arpt. Sys. Rev. (United Airlines, Inc. Terminal Imp. Proj.)
400,000	Ser. 2015-B-1, 5.00%, due 7/15/2030	441,388
750,000	Ser. 2021-B-1, 4.00%, due 7/15/2041	792,403
1,100,000	Houston Utils. Sys. Rev. Ref. (First Lien), (LOC: Barclays Bank PLC), Ser. 2018-C, 0.06%, due 5/15/2034	1,100,000	(a)
294,783	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	23,583	(b)(c)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	519,696	(b)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.50%, due 7/1/2046	377,917
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	430,000
	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.)
300,000	Ser. 2020-A, 3.63%, due 1/1/2035	308,403	(b)
1,000,000	Ser. 2021-A, 3.00%, due 1/1/2050	945,227	(b)
700,000	Tender Option Bond Trust Receipts/Cert., (LOC: Deutsche Bank A.G.), Ser. 2021, 0.30%, due 1/1/2061	700,000	(a)(b)
500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	559,486
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	$1,252,551
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	837,835
		10,605,080
Utah 2.0%
750,000	Mida Mountain Village Pub. Infrastructure Dist. Spec. Assessment (Mountain Village Assessment Area Number 2), Ser. 2021, 4.00%, due 8/1/2050	766,194	(b)
500,000	Military Installation Dev. Au. Tax Allocation & Hotel Rev., Ser. 2021-A-1, 4.00%, due 6/1/2052	481,188
	Utah Infrastructure Agcy. Telecommunication Rev.
600,000	Ser. 2019, 4.00%, due 10/15/2036	681,958
1,000,000	Ser. 2021, 3.00%, due 10/15/2045	1,011,803
		2,941,143
Vermont 0.8%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	578,695	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
360,000	Ser. 2013-A, 3.90%, due 6/15/2022	365,602
235,000	Ser. 2015-A, 4.13%, due 6/15/2028	248,617
		1,192,914
Virginia 0.4%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	421,271	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	213,917	(b)
		635,188
Washington 0.4%
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	584,840
West Virginia 0.3%
400,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2043	479,326
Wisconsin 2.7%
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	322,161	(b)
750,000	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	831,337
500,000	Pub. Fin. Au. Hosp. Rev. Ref. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	564,942
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	398,821
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	546,230	(b)
1,000,000	Pub. Fin. Spec. Fac. Au. Rev. (Sky Harbour Cap. LLC Aviation Fac. Proj.), Ser. 2021, 4.00%, due 7/1/2041	1,026,570
200,000	St. Croix Chippewa Indians of Wisconsin Ref., Ser. 2021, 5.00%, due 9/30/2041	192,665	(b)
		3,882,726

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Wyoming 0.7%
$1,000,000	Lincoln Co. PCR Ref. (PacifiCorp.), Ser. 1994, 0.10%, due 11/1/2024	$1,000,000	(a)
Other 0.1%
200,000	JPMorgan Chase Putters/Drivers Trust Var. Sts. Rev. (Putters), (LOC: JP Morgan Chase Bank N.A.), Ser. 2019, 0.22%, due 3/20/2024	200,000	(a)(b)
	Total Municipal Notes (Cost $134,276,991)	138,569,132
NUMBER OF SHARES
Exchange-Traded Funds 2.2%
52,457	VanEck Vectors High-Yield Municipal Index ETF (Cost $3,032,580)	3,257,055
	Total Investments 96.9% (Cost $137,309,571)	141,826,187
	Other Assets Less Liabilities 3.1%	4,578,181
	Net Assets 100.0%	$146,404,368

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2021.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $28,419,171, which represents 19.4% of net assets of the Fund.

(c)  Defaulted security.

(d)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $1,629,885, which represents 1.1% of net assets of the Fund.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $2,443,750.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$138,569,132	$—	$138,569,132
Exchange-Traded Funds	3,257,055	—	—	3,257,055
Total Investments	$3,257,055	$138,569,132	$—	$141,826,187

(a)  The Schedule of Investments provides information on the state/territory or industry categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 95.5%
Alabama 0.8%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$689,764
Arkansas 0.4%
315,000	Russellville City Wtr. & Swr. Rev., Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	350,811
California 1.8%
250,000	California HFA Rev. (833 Bryant Apt.), Ser. 2020-N, 5.00%, due 4/1/2027	301,934
1,000,000	Glendale City Wtr. Rev. Ref., Ser. 2020, 2.00%, due 2/1/2033	1,017,453
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	218,943
		1,538,330
Colorado 0.3%
200,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	223,088	(a)
Connecticut 0.6%
500,000	Waterbury Hsg. Au. Multi-Family Hsg. Rev. (Exchange Place Proj.), Ser. 2020, 0.40%, due 2/1/2023 Putable 8/1/2022	500,021
District of Columbia 0.8%
625,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	700,776
Florida 2.2%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,466,149
275,000	Tampa Wtr. & Wastewater Sys. Rev., Ser. 2020-A, 5.00%, due 10/1/2033	359,003
		1,825,152
Georgia 1.4%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,184,585
Illinois 2.4%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,154,711
800,000	Southwestern Illinois Dev. Au. Local Gov't Prog. Rev. Ref. (Flood Prevention Dist. Council Proj.), Ser. 2020, 4.00%, due 4/15/2023	840,180
		1,994,891

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 5.2%
	Anderson Sch. Bldg. Corp. (First Mtge.)
$850,000	Ser. 2018, 5.00%, due 1/15/2024	$932,215
895,000	Ser. 2018, 5.00%, due 1/15/2026	1,048,407
	West Central Conservancy Dist. Savage Rev. Ref.
660,000	Ser. 2021, 4.00%, due 7/1/2029	791,655
410,000	Ser. 2021, 4.00%, due 7/1/2030	497,959
900,000	Ser. 2021, 4.00%, due 1/1/2032	1,091,153
		4,361,389
Kentucky 9.4%
	Breathitt Co. Sch. Dist. Fin. Corp. Rev.
210,000	Ser. 2021, 2.00%, due 4/1/2027	217,287
835,000	Ser. 2021, 2.00%, due 4/1/2029	856,446
	Daviess Co. Sch. Dist. Fin. Corp. Rev.
775,000	Ser. 2021-A, 5.00%, due 12/1/2027	949,959
900,000	Ser. 2021-A, 2.00%, due 12/1/2031	912,273
	Green Co. Sch. Dist. Fin. Corp.
525,000	Ser. 2021, 2.00%, due 10/1/2024	546,164
335,000	Ser. 2021, 2.00%, due 10/1/2025	350,470
650,000	Ser. 2021, 2.00%, due 10/1/2026	681,231
600,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2020-E1, 0.43%, due 12/1/2021	600,015
	Lewis Co. Sch. Dist. Fin. Corp. Rev.
500,000	Ser. 2017-B, 2.00%, due 9/1/2022	506,772
460,000	Ser. 2021-B, 2.00%, due 8/1/2024	475,906
585,000	Ser. 2021-B, 2.00%, due 8/1/2025	608,608
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,191,775
		7,896,906
Louisiana 3.3%
1,095,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	1,222,367
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	607,265
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	926,066
		2,755,698
Massachusetts 0.6%
500,000	Massachusetts HFA Rev., Ser. 2020-C-2, (HUD Section 8 Insured), 0.50%, due 6/1/2023	499,811
Michigan 9.3%
500,000	City of Detroit MI G.O., Ser. 2021-A, 4.00%, due 4/1/2040	557,370
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,143,252
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	590,076
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	794,696
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	317,778
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,060,185

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	$1,110,460
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,251,250
785,000	Ser. 2018, 5.00%, due 5/1/2036	964,629
		7,789,696
Minnesota 0.3%
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	225,566	(a)
Mississippi 2.1%
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043 Pre-Refunded 1/1/2028	546,579
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048 Pre-Refunded 1/1/2028	1,242,225
		1,788,804
Missouri 3.1%
1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	1,179,836
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	835,074
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	642,787
		2,657,697
New Jersey 1.0%
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	687,352
145,000	Newark Board of Ed. G.O. (Sustainability Bonds), Ser. 2021, (BAM Insured), 3.00%, due 7/15/2038	154,964
		842,316
New York 15.5%
100,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	100,913
250,000	Buffalo Swr. Au. Env. Impact Rev. (Green Bond), Ser. 2021, (BAM Insured), 1.75%, due 6/15/2049	247,206	(b)
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	215,720	(a)
	Metro. Trans. Au. Rev.
1,315,000	Ser. 2008-B-3, 5.00%, due 11/15/2023	1,435,124
1,000,000	Ser. 2016-B, 5.00%, due 11/15/2025	1,163,446
200,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2017-B, 5.00%, due 11/15/2023	218,270
450,000	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	463,960
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	167,083
1,000,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2029	1,266,255
	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. (Sustainable Dev. Bonds)
1,060,000	Ser. 2020-A-3, 1.13%, due 5/1/2060 Putable 11/1/2024	1,063,283

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$825,000	Ser. 2021-F-1, 1.05%, due 5/1/2028	$814,062
1,090,000	Ser. 2021-F-1, 1.25%, due 5/1/2029	1,072,209
500,000	New York City Hsg. Dev. Corp. Rev., Ser. 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	499,620
	New York St. HFA Rev. (Affordable Hsg.)
425,000	Ser. 2018-I, 2.65%, due 5/1/2023	438,496
1,000,000	Ser. 2019-O, (SONYMA, FNMA/FHLMC Insured), 1.45%, due 5/1/2023	1,000,533
1,855,000	New York St. HFA Rev. Ref. (Affordable Hsg.), Ser. 2020-H, 2.45%, due 11/1/2044	1,841,200
500,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	502,117
500,000	Rhinebeck Central Sch. Dist., Ser. 2021, 3.00%, due 6/15/2024	533,781
		13,043,278
North Carolina 1.4%
960,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	950,279
175,000	Scotland Co. Rev., Ser. 2018, 5.00%, due 12/1/2026	209,492
		1,159,771
North Dakota 0.6%
190,000	Cass Co. Jt. Wtr. Res. Dist., Ser. 2021-A, 0.48%, due 5/1/2024	190,146
300,000	City of Larimore ND G.O., Ser. 2021, 0.85%, due 5/1/2024	299,982
		490,128
Ohio 2.8%
1,000,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	1,008,669
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
300,000	Ser. 2019-A, 5.00%, due 2/15/2022	304,090
175,000	Ser. 2019-A, 5.00%, due 2/15/2023	185,496
400,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, (2045 Initiative Proj.), 2.00%, due 12/1/2031	400,419
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	285,283	(a)
125,000	So. Ohio Port Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	142,802	(a)
		2,326,759
Oklahoma 2.7%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	969,385
650,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	771,969
535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	579,916
		2,321,270
Pennsylvania 6.1%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	362,487
565,000	Ser. 2018, 5.00%, due 6/1/2032	700,375

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,670,000	Butler Co. Gen. Au. Rev. (Iroquois Sch. Dist. Proj.), (SPA: PNC Bank N.A.), Ser. 2011, (AGM Insured), 0.06%, due 8/1/2031	$1,670,000	(c)
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	1,067,673
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	772,200
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	545,130
		5,117,865
South Carolina 3.1%
1,175,000	Dillon Co. Sch. Fac. Corp. Cert. of Participation Ref., Ser. 2020, 5.00%, due 12/1/2026	1,400,162
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	875,069
175,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	152,870	(a)
150,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Last Step Recycling LLC, Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	153,858	(a)
		2,581,959
Tennessee 2.7%
700,000	Metro. Govt. Nashville & Davidson Co. IDB Multi-Family Hsg. Ref. Rev. (Summit Apts. Proj.), Ser. 2006, (LOC: Fannie Mae), 0.05%, due 7/15/2036	700,000	(c)
	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev.
500,000	Ser. 2019, 3.25%, due 7/1/2032	527,124
1,070,000	Ser. 2021-1, 1.80%, due 1/1/2031	1,070,273
		2,297,397
Texas 7.9%
410,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	453,537
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	917,907
500,000	New Caney Independent Sch. Dist., Ser. 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	510,080
1,350,000	San Antonio Wtr. Sys. Jr. Lien Rev. Ref., Ser. 2019-C, 5.00%, due 5/15/2034	1,735,357
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,244,412
500,000	West Travis Co. Pub. Utils. Agcy. Rev. Ref., Ser. 2017, (BAM Insured), 5.00%, due 8/15/2026	594,557
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,181,910
		6,637,760
Utah 1.1%
915,000	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	963,442
Virginia 1.9%
1,510,000	Virginia St. Hsg. Dev. Au., Ser. 2019 E, 2.90%, due 12/1/2038	1,583,081
Washington 0.7%
497,089	Washington St. Hsg. Fin. Commission, Ser. 2021-A-1, 3.50%, due 12/20/2035	570,061

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
West Virginia 3.5%
$500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	$594,703
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	829,308
275,000	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.), Ser. 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	289,781
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,207,443
		2,921,235
Wisconsin 0.5%
395,000	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	401,259
	Total Investments 95.5% (Cost $77,515,927)	80,240,566
	Other Assets Less Liabilities 4.5%	3,748,057
	Net Assets 100.0%	$83,988,623

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $1,399,187, which represents 1.7% of net assets of the Fund.

(b)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(c)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$80,240,566	$—	$80,240,566
Total Investments	$—	$80,240,566	$—	$80,240,566

(a)  The Schedule of Investments provides information on the state/territory categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^
October 31, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 101.8%
Alabama 1.6%
$2,000,000	Black Belt Energy Gas Dist. Gas Supply Rev., Ser. 2017-A, (LOC: Royal Bank of Canada), 4.00%, due 8/1/2047 Putable 7/1/2022	$2,040,400
1,500,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,682,364
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 0.20%, due 11/1/2035	100,000	(a)
		3,822,764
Arizona 1.5%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	567,524
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,039,927
2,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	2,006,146
		3,613,597
Arkansas 0.6%
460,000	Arkansas Dev. Fin. Au. Hlth. Care Rev. (Baptist Hlth.), Ser. 2019, 4.00%, due 12/1/2044	524,541
900,000	Mountain Home AR Sales & Use Tax Rev., Ser. 2021-B, 2.00%, due 9/1/2038	882,379
		1,406,920
California 7.5%
	California HFA Muni. Cert.
1,651,918	Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,934,130
495,842	Ser. 2021-1, Class A, 3.50%, due 11/20/2035	571,437
1,865,000	California St. G.O., Ser. 2020, 4.00%, due 11/1/2034	2,248,611
1,000,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,351,631
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	112,864
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	2,009,366
4,000,000	Deutsche Bank Spears/Lifers Trust Rev., Ser. 2021, (LOC: Deutsche Bank AG), 0.46%, due 10/1/2058	4,000,000	(a)(b)
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,339,285
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	474,456
2,170,000	Los Angeles Co. Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2031	2,857,201
645,000	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/2027	601,227
430,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	464,513
		17,964,721
Colorado 1.6%
100,000	Colorado Hlth. Fac. Au. Rev. (Boulder Comm. Hosp. Proj.), Ser. 2000, 0.09%, due 10/1/2030	100,000	(a)
1,250,000	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026 Pre-Refunded 11/15/2021	1,252,164
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,082,816

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	$832,641
440,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	505,003
		3,772,624
Connecticut 2.7%
705,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	726,309
2,050,000	Connecticut St. G.O., Ser. 2020-C, 4.00%, due 6/1/2037	2,412,434
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	509,064
2,000,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. Ref. (Stamford Hosp. Issue-Forward Delivery), Ser. 2022-M, 4.00%, due 7/1/2035	2,305,625	(c)
430,000	Meriden City G.O., Ser. 2020-B, 3.00%, due 7/1/2031	464,326
		6,417,758
Delaware 0.6%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	734,755
500,000	Ser. 2018, 5.00%, due 6/1/2028	614,091
		1,348,846
District of Columbia 0.7%
350,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-A, 5.00%, due 10/1/2022	365,374
	Washington Convention & Sports Au. Rev.
765,000	Ser. 2021-A, 5.00%, due 10/1/2027	937,667
310,000	Ser. 2021-A, 5.00%, due 10/1/2028	387,914
		1,690,955
Florida 6.6%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	784,988
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,117,083
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	857,015
	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group)
1,400,000	Ser. 2020-A, 5.00%, due 8/15/2031	1,751,965
1,000,000	Ser. 2020-A, 4.00%, due 8/15/2045	1,105,569
725,000	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Florida Hlth. Sciences Ctr.), Ser. 2020-A, 3.50%, due 8/1/2055	768,389
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	354,861
750,000	Miami Beach Hlth. Fac. Au. (Mount Sinai Med. Ctr. of Florida), Ser. 2021-B, 5.00%, due 11/15/2034	967,588
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,175,815
1,550,000	Miami-Dade Co. Hsg. Fin. Au. Rev. (Platform II LLC), Ser. 2021, 0.25%, due 8/1/2024 Putable 8/1/2023	1,549,830
2,250,000	St. Lucie Co. PCR Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.05%, due 9/1/2028	2,250,000	(a)
490,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	515,499
	Wildwood Utils. Dependent Dist. Rev. (Sr.-South Sumter Utils. Proj.)
350,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2034	449,456
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2035	384,316
250,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2036	319,620
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2037	382,739
		15,734,733

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 3.3%
$1,645,000	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022	$1,699,984
100,000	Heard Co. Dev. Au. Wansley-1st (Georgia Power Co.), Ser. 1997, 0.11%, due 9/1/2029	100,000	(a)
	Muni. Elec. Au. of Georgia (Plant Vogtle Units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	610,683
200,000	Ser. 2019-A, 5.00%, due 1/1/2033	243,786
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290,000	Ser. 2014, 5.00%, due 4/1/2022	295,737
540,000	Ser. 2014, 5.00%, due 4/1/2025 Pre-Refunded 4/1/2024	600,241
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	882,985
3,500,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2020, (LOC: JP Morgan Chase Bank N.A.), 0.21%, due 1/1/2026	3,500,000	(a)(b)
		7,933,416
Guam 0.2%
500,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2042	556,469
Illinois 11.7%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	583,687
200,000	Chicago Ref. G.O., Ser. 2020-A, 5.00%, due 1/1/2026	231,999
3,225,000	Coles Christian Clark Etc. Cos. Comm. College Dist. No. 517 G.O., Ser. 2020, 5.00%, due 12/1/2022	3,385,957
1,000,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,004,022
	Illinois Fin. Au. Rev.
835,000	Ser. 2018 (LOC: Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), 4.00%, due 12/1/2038	949,158
1,065,000	Ser. 2018, (BAM Insured) (LOC: Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 5.00%, due 12/1/2029	1,327,135
20,000	Ser. 2018, (BAM Insured) (LOC: Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 4.00%, due 12/1/2042	22,211
1,000,000	Illinois Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.), Ser. 2020-A, 4.00%, due 12/15/2032	1,198,866
1,750,000	Illinois St., Ser. 2021-A, 5.00%, due 3/1/2046	2,096,468
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,193,942
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,185,603
	Illinois St. G.O.
2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	3,531,073
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,384,379
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	2,234,701
1,000,000	Metro. Pier & Exposition Au. Rev. (McCormick Place Expansion Proj.), Ser. 2022-A, 4.00%, due 6/15/2052	1,110,531	(c)
	Peoria Co. Sch. Dist. No. 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	451,023
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,157,988
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	1,094,511
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	613,715
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	619,199
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	1,049,662
665,000	Ser. 2014, 5.00%, due 12/1/2028	752,993
		28,178,823

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 1.2%
$375,000	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-B, 3.00%, due 11/1/2030	$391,322
	Indiana St. Hsg. & CDA Single Family Mtge. Rev.
1,000,000	Ser. 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	1,031,317
295,000	Ser. 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	290,361
550,000	Ser. 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	543,906
505,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	603,092
		2,859,998
Iowa 1.3%
1,050,000	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.), Ser. 2020, 5.00%, due 10/1/2027	1,262,943
1,205,000	Iowa St. Fin. Au. Single Family Mtge. Rev., Ser. 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	1,208,359
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	674,519
		3,145,821
Kansas 1.2%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	352,780
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,217,770
1,245,000	Wyandotte Co. - Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032 Pre-Refunded 9/1/2022	1,294,533
		2,865,083
Kentucky 0.7%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,572,149
Louisiana 0.3%
750,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	786,017
Maryland 0.8%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	257,267	(b)
1,825,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	1,767,040
		2,024,307
Massachusetts 0.6%
1,200,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2021-G, 5.00%, due 7/1/2050	1,503,945

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Michigan 1.5%
$1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	$1,109,115
730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	766,057
	Walled Lake Cons. Sch. Dist.
650,000	Ser. 2020, 5.00%, due 5/1/2032	848,421
675,000	Ser. 2020, 5.00%, due 5/1/2033	879,084
		3,602,677
Minnesota 0.4%
350,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	407,938
500,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	564,081
		972,019
Mississippi 1.7%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,511,279
325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	380,018
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,190,836	(d)
		4,082,133
Missouri 1.2%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,098,031
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
350,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	362,664
405,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	418,311
		2,879,006
Montana 0.7%
	Mizuho Floater/Residual Trust
500,000	Ser. 2021, (LOC: Mizuho Cap. Markets LLC), 0.30%, due 6/1/2034	500,000	(a)(b)
1,105,000	Ser. 2021, (LOC: Mizuho Cap. Markets LLC), 0.30%, due 6/1/2034	1,105,000	(a)(b)
		1,605,000
Nevada 0.3%
500,000	Clark Co. Sch. Dist. G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 6/15/2028	626,788
New Jersey 2.9%
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,369,878
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,838,265
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	747,710

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/2032	$1,225,588
200,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/15/2028	249,905
350,000	New Jersey St. Turnpike. Au. Rev., Ser. 2021-A, 4.00%, due 1/1/2051	401,961
750,000	Newark G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2027	908,262
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	312,485
		7,054,054
New York 15.9%
390,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	436,949
	Dutchess Co. Local Dev. Corp. Rev. Ref. (Culinary Institute of America Proj.)
200,000	Ser. 2021, 5.00%, due 7/1/2033	250,595
150,000	Ser. 2021, 4.00%, due 7/1/2035	172,193
100,000	Ser. 2021, 4.00%, due 7/1/2036	114,522
150,000	Ser. 2021, 4.00%, due 7/1/2037	171,422
320,000	Ser. 2021, 4.00%, due 7/1/2039	364,207
100,000	Ser. 2021, 4.00%, due 7/1/2040	113,570
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,348,310
	Long Beach, G.O.
335,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	335,449
520,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	554,426
	Long Island Pwr. Au. Elec. Sys. Gen. Rev.
800,000	Ser. 2020-A, 5.00%, due 9/1/2033	1,040,837
450,000	Ser. 2020-A, 5.00%, due 9/1/2034	583,412
	Metro. Trans. Au. Rev.
895,000	Ser. 2012-E, 4.00%, due 11/15/2038	924,491
3,000,000	Ser. 2020-A-1, 5.00%, due 2/1/2023	3,171,972
500,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-E, 4.00%, due 11/15/2045	556,454
1,000,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	1,134,814
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	574,925
900,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2028	1,116,337
1,355,000	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (201 Pearl Str. Dev.), Ser. 2006-A, (LOC: Fannie Mae), 0.05%, due 10/15/2041	1,355,000	(a)
2,475,000	New York City Hsg. Dev. Corp. Rev., Ser.2020-C, 2.15%, due 8/1/2035	2,473,119
1,000,000	New York City IDA Rev. (Yankee Stadium LLC), Ser. 2020, 4.00%, due 3/1/2045	1,120,145
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
100,000	Ser. 2015-C, 5.00%, due 11/1/2027	115,312
1,850,000	Subser. 2016-A-1, 4.00%, due 5/1/2031	2,091,342
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	389,059
600,000	Ser. 2019, 5.00%, due 12/1/2038	750,999
300,000	Ser. 2019, 5.00%, due 12/1/2039	374,184
	New York G.O.
65,000	Ser. 2018 E-1, 5.00%, due 3/1/2031	80,167
1,000,000	Subser. 2018-F-1, 5.00%, due 4/1/2034	1,226,989
	New York Liberty Dev. Corp. Ref. Rev. Green Bonds (4 World Trade Ctr. Proj.)
150,000	Ser. 2021-A, 2.50%, due 11/15/2036	148,252
1,850,000	Ser. 2021-A, 2.75%, due 11/15/2041	1,838,567
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	887,088
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	858,150
1,605,000	New York St. Urban Dev. Corp. Rev., Ser. 2020-E, 5.00%, due 3/15/2029	2,052,043

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	$558,804
420,000	Onondaga Civic Dev. Corp. (Le Moyne Collage Proj.), Ser. 2021, 5.00%, due 7/1/2034	524,312	(c)
	Onondaga Civic Dev. Corp. Ref. (Le Moyne Collage Proj.)
300,000	Ser. 2022, 4.00%, due 7/1/2034	335,090	(c)
300,000	Ser. 2022, 4.00%, due 7/1/2036	333,931	(c)
450,000	Ser. 2022, 4.00%, due 7/1/2039	497,928	(c)
500,000	Ser. 2022, 4.00%, due 7/1/2042	549,987	(c)
500,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	557,805
3,000,000	Tender Option Bond Trust Receipts/CTFS Various St. (Floaters), Ser. 2021, (LOC: Deutsche Bank AG), 0.12%, due 3/15/2058	3,000,000	(a)(b)
2,500,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,600,424
450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	512,568
		38,196,150
North Carolina 1.3%
100,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	110,786
750,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	829,536
2,000,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	2,190,990	(d)
		3,131,312
Ohio 3.7%
1,000,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2036	1,155,273
3,980,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	4,466,114
1,515,000	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028 Pre-Refunded 12/1/2021	1,520,914
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	497,940
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	1,046,017
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	251,208
		8,937,466
Oklahoma 1.8%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,442,466
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,854,254
		4,296,720
Oregon 0.1%
235,000	Multnomah Co. Oregon Hosp. Fac. Au. Rev. Ref. (Terwilliger Plaza-Parkview Proj. - Green Bond), Ser. 2021-A, 4.00%, due 12/1/2036	262,019

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pennsylvania 7.0%
$2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	$3,410,345	(d)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	1,145,474
500,000	Ser. 2017, 5.00%, due 11/1/2029	607,005
500,000	Ser. 2017, 5.00%, due 11/1/2030	606,150
	Luzerne Co. G.O. Ref
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	579,872
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	182,344
300,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	347,923
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	83,297
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
450,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	521,885
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	614,892
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	291,809
1,025,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,177,760
350,000	Pennsylvania St. Turnpike Commission Rev., Ser. 2021-A, 4.00%, due 12/1/2050	392,066
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,414,312
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	502,817
800,000	Subser. 2019-A, 4.00%, due 12/1/2049	895,960
1,690,000	Philadelphia City Wtr. & Wastewater Rev. Ref., Ser. 2020-A, 5.00%, due 11/1/2039	2,159,904
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	925,515
		16,859,330
Puerto Rico 0.7%
1,391,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,570,366
Rhode Island 0.8%
500,000	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	508,834
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	641,058
735,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	738,901
		1,888,793
South Carolina 1.7%
2,000,000	South Carolina St. Hsg. Fin. & Dev. Au. Mtge. Rev., Ser. 2021-A, 1.85%, due 7/1/2036	1,938,627
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,252,454
		4,191,081
Tennessee 2.5%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	752,245
1,000,000	Metro. Gov't Nashville & Davidson Co. Hsg. & Ed. Fac. Board Rev. (Vanderbilt Univ. Med. Ctr.), Ser. 2021-A, 5.00%, due 7/1/2031	1,281,360	(c)
1,640,000	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev., Ser. 2019-2, 3.00%, due 7/1/2039	1,699,578
1,500,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,674,146
405,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	496,325
		5,903,654

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Texas 6.9%
$590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	$710,672
2,500,000	Collin Co. Comm. College Dist. G.O., Ser. 2020-A, 5.00%, due 8/15/2030	3,239,044
2,700,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	2,925,908
1,200,000	Houston TX Utils. Sys. Rev. (First Lien), Ser. 2018-C, (LOC: Barclays Bank PLC), 0.06%, due 5/15/2034	1,200,000	(a)
250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	306,254
1,250,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,347,350
125,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	130,844
1,290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	1,507,005
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	886,724
1,420,000	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026 Pre-Refunded 2/1/2022	1,436,809
1,700,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2021, (LOC: Deutsche Bank AG), 0.30%, due 1/1/2061	1,700,000	(a)(b)
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,252,551
		16,643,161
Utah 1.6%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	808,955
380,000	Ser. 2018, 5.00%, due 5/1/2034	464,068
500,000	Military Installation Dev. Au. Tax Allocation & Hotel Rev., Ser. 2021-A-1, 4.00%, due 6/1/2052	481,188
	Utah Infrastructure Agcy. Telecommunication Rev.
200,000	Ser. 2019-A, 4.00%, due 10/15/2036	227,319
500,000	Ser. 2021-A, 4.00%, due 10/15/2038	572,341
290,000	Utah St. G.O., Ser. 2020-B, 3.00%, due 7/1/2030	325,605
970,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,028,850
		3,908,326
Virginia 1.0%
2,000,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027 Pre-Refunded 5/1/2026	2,390,903
Washington 0.6%
	North Thurston Pub. Sch. G.O.
85,000	Ser. 2016, 4.00%, due 12/1/2028	96,876
150,000	Ser. 2016, 4.00%, due 12/1/2029	170,163
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800,000	Ser. 2016, 4.00%, due 12/1/2029	910,234
225,000	Ser. 2016, 4.00%, due 12/1/2030	255,462
		1,432,735
West Virginia 0.8%
1,070,000	Monongalia Co. Bldg. Commission Lease Rev. Ref., Ser. 2021, 2.00%, due 2/1/2034	1,072,921
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	870,087
		1,943,008

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Wisconsin 2.0%
$500,000	Pub. Fin. Au. Hosp. Rev. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	$564,942
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	546,230	(b)
565,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2020, (LOC: Mizuho Cap. Markets LLC), 0.21%, due 6/15/2045	565,000	(a)(b)
1,000,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	1,126,542
	Wisconsin St. Hsg. & Econ. Dev. Au. Home Ownership Rev.
675,000	Ser. 2021-A, 1.25%, due 3/1/2028	667,903
720,000	Ser. 2021-A, 1.35%, due 9/1/2028	713,880
700,000	Ser. 2021-A, 1.45%, due 3/1/2029	694,651
		4,879,148
	Total Investments 101.8% (Cost $236,373,873)	244,454,795
	Liabilities Less Other Assets (1.8)%	(4,236,447)
	Net Assets 100.0%	$240,218,348

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2021.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $15,173,497, which represents 6.3% of net assets of the Fund.

(c)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $6,938,764, which represents 2.9% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $7,792,171.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$244,454,795	$—	$244,454,795
Total Investments	$—	$244,454,795	$—	$244,454,795

(a)  The Schedule of Investments provides information on the state/territory categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 6.6%
$5,865,000	U.S. Treasury Bills, 0.05%, due 2/3/2022	$5,864,139	(a)
1,795,000	U.S. Treasury Note, 0.13%, due 4/30/2023	1,788,549
	Total U.S. Treasury Obligations (Cost $7,658,229)	7,652,688
Mortgage-Backed Securities 28.7%
Collateralized Mortgage Obligations 12.1%
153,553	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	154,952	(b)(c)
788,910	Brass No. 10 PLC, Ser. 10A, Class A1, 0.67%, due 4/16/2069	786,067	(b)(c)
	Connecticut Avenue Securities Trust
116,759	Ser. 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 2.39%, due 8/25/2031	117,384	(c)(d)
229,000	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 1.60%, due 10/25/2041	230,095	(c)(d)
	Fannie Mae Connecticut Avenue Securities
806,027	Ser. 2016-C01, Class 2M2, (1M USD LIBOR + 6.95%), 7.04%, due 8/25/2028	855,034	(d)
824,557	Ser. 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.09%, due 9/25/2028	862,435	(d)
251,935	Ser. 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.39%, due 10/25/2028	264,572	(d)
860,692	Ser. 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 4.34%, due 1/25/2029	890,817	(d)
590,937	Ser. 2016-C06, Class 1M2, (1M USD LIBOR + 4.25%), 4.34%, due 4/25/2029	613,903	(d)
213,200	Ser. 2016-C07, Class 2M2, (1M USD LIBOR + 4.35%), 4.44%, due 5/25/2029	222,308	(d)
1,059,481	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.09%, due 10/25/2029	1,091,437	(d)
1,084,401	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.29%, due 1/25/2030	1,103,713	(d)
738,436	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.34%, due 7/25/2030	748,072	(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes
895,883	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.34%, due 7/25/2029	923,815	(d)
530,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.59%, due 3/25/2030	541,322	(d)
882,466	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.44%, due 4/25/2030	899,754	(d)
71,341	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 0.84%, due 10/25/2048	71,387	(c)(d)
69,670	Ser. 2019-DNA2, Class M2, (1M USD LIBOR + 2.45%), 2.54%, due 3/25/2049	70,715	(c)(d)
332,278	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits, Ser. 2021-DNA1, Class M1, (SOFR30A + 0.65%), 0.70%, due 1/25/2051	332,278	(c)(d)
	GCAT Trust
328,459	Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	328,318	(c)(e)
567,027	Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	563,763	(b)(c)
34,061	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 1.21%, due 6/19/2034	35,797	(d)
461,164	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	465,272	(b)(c)
517,000	SGR Residential Mortgage Trust, Ser. 2021-2 , Class A1, 1.74%, due 12/25/2061	517,561	(b)(c)(f)
254,263	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	256,650	(b)(c)
	Verus Securitization Trust
586,122	Ser. 2021-3, Class A3, 1.44%, due 6/25/2066	583,284	(b)(c)
550,000	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	549,088	(b)(c)
		14,079,793
Commercial Mortgage-Backed 16.4%
1,106,596	BANK, Ser. 2020-BN30, Class A1, 0.45%, due 12/15/2053	1,094,436
662,000	BB-UBS Trust, Ser. 2012-SHOW, Class A , 3.43%, due 11/5/2036	691,136	(c)
4,438,391	BBCMS Mortgage Trust, Ser. 2021-C11, Class XA, 1.39%, due 9/15/2054	458,619	(b)(g)
602,954	BBCMS Mortgage Trust, Ser. 2020-C7, Class A1, 1.08%, due 4/15/2053	602,308
7,464,000	Benchmark Mortgage Trust, Ser. 2021-B30, Class XA, 0.82%, due 11/15/2054	511,068	(b)(f)(g)(h)
940,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 1.74%, due 9/15/2036	939,720	(c)(d)
484,000	BX Trust, Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 1.68%, due 9/15/2034	474,585	(c)(d)
260,000	BXMT Ltd., Ser. 2020-FL2, Class A, (SOFR30A + 1.01%), 1.06%, due 2/15/2038	259,920	(c)(d)
964,000	CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Class D, (1M USD LIBOR + 1.75%), 1.84%, due 12/15/2037	964,002	(c)(d)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Citigroup Commercial Mortgage Trust
$660,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	$712,567
77,252	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	77,240
	Commercial Mortgage Trust
107,529	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	108,068
1,000,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,009,247
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,025,026
1,395,174	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	31,501	(b)(g)
589,080	Ser. 2014-CR19, Class ASB, 3.50%, due 8/10/2047	610,467
5,273,900	Ser. 2014-UBS6, Class XA, 0.87%, due 12/10/2047	117,067	(b)(g)
	CSAIL Commercial Mortgage Trust
7,117,643	Ser. 2016-C5, Class XA, 0.93%, due 11/15/2048	223,986	(b)(g)
802,648	Ser. 2016-C5, Class ASB, 3.53%, due 11/15/2048	840,299
246,095	Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	247,444
640,000	Eleven Madison Mortgage Trust, Ser. 2015-11MD, Class A, 3.55%, due 9/10/2035	683,976	(b)(c)
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	125,756	(b)(g)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,827,479	Ser. KW03, Class X1, 0.84%, due 6/25/2027	204,488	(b)(g)
3,421,303	Ser. K095, Class X1, 0.95%, due 6/25/2029	218,399	(b)(g)
5,287,895	Ser. K096, Class X1, 1.13%, due 7/25/2029	406,317	(b)(g)
4,100,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	412,153	(b)(g)
	GS Mortgage Securities Trust
430,000	Ser. 2019-BOCA, Class A, (1M USD LIBOR + 1.20%), 1.29%, due 6/15/2038	430,698	(c)(d)
730,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	732,592	(c)
500,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	506,859
62,500,454	Ser. 2013-GC13, Class XA, 0.07%, due 7/10/2046	64,126	(b)(g)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	103,927
15,500,282	Ser. 2015-GC30, Class XA, 0.74%, due 5/10/2050	358,207	(b)(g)
	JP Morgan Chase Commercial Mortgage Securities Trust
250,000	Ser. 2012-HSBC, Class B, 3.72%, due 7/5/2032	252,849	(c)
250,000	Ser. 2012-HSBC, Class C, 4.02%, due 7/5/2032	252,974	(c)
135,000	ONE Mortgage Trust, Ser. 2021-PARK, Class E, (1M USD LIBOR + 1.75%), 1.84%, due 3/15/2036	133,307	(c)(d)
697,000	VNDO Mortgage Trust, Ser. 2012-6AVE, Class E, 3.34%, due 11/15/2030	706,913	(b)(c)
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	1,022,849	(b)
92,371	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	92,495
3,945,862	Ser. 2019-C52, Class XA, 1.59%, due 8/15/2052	381,027	(b)(g)
910,000	WFRBS Commercial Mortgage Trust, Ser. 2014-C25, Class A5, 3.63%, due 11/15/2047	969,522
		19,058,140
Fannie Mae 0.1%
126,012	Pass-Through Certificates, 4.50%, due 4/1/2039 – 5/1/2044	139,842
Freddie Mac 0.1%
93,416	Pass-Through Certificates, 4.50%, due 11/1/2039	104,282
	Total Mortgage-Backed Securities (Cost $34,055,209)	33,382,057
Corporate Bonds 43.1%
Advertising 0.1%
130,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, due 6/15/2025	136,012	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Aerospace & Defense 1.4%
$1,150,000	Boeing Co., 2.20%, due 2/4/2026	$1,151,916
320,000	Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	337,840	(c)
150,000	TransDigm, Inc., 6.25%, due 3/15/2026	156,562	(c)
		1,646,318
Agriculture 0.4%
465,000	BAT Capital Corp., 2.26%, due 3/25/2028	456,513
Airlines 2.4%
930,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026	975,570	(c)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	128,364	(c)
465,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	496,186	(c)
200,000	United Airlines, Inc., 4.38%, due 4/15/2026	206,894	(c)
	United Continental Holdings, Inc.
150,000	4.25%, due 10/1/2022	152,925
850,000	4.88%, due 1/15/2025	875,500	(i)
		2,835,439
Auto Manufacturers 1.9%
	General Motors Financial Co., Inc.
470,000	2.75%, due 6/20/2025	487,990
300,000	2.70%, due 8/20/2027	306,257
200,000	Jaguar Land Rover Automotive PLC, 7.75%, due 10/15/2025	215,500	(c)
	Volkswagen Group of America Finance LLC
490,000	0.88%, due 11/22/2023	489,612	(c)
685,000	3.35%, due 5/13/2025	725,880	(c)
		2,225,239
Auto Parts & Equipment 0.0%(j)
50,000	Meritor, Inc., 6.25%, due 6/1/2025	52,312	(c)
Banks 9.8%
450,000	Banco Santander SA, 2.75%, due 5/28/2025	467,662
950,000	Bank of America Corp., Ser. L, 3.95%, due 4/21/2025	1,025,820
1,175,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,237,945	(k)
	Goldman Sachs Group, Inc.
965,000	(3M USD LIBOR + 1.60%), 1.72%, due 11/29/2023	990,264	(d)
1,230,000	1.95%, due 10/21/2027	1,231,193	(k)
	JPMorgan Chase & Co.
1,100,000	2.30%, due 10/15/2025	1,133,510	(k)
985,000	1.47%, due 9/22/2027	967,109	(k)
935,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	939,235	(k)
	Morgan Stanley
1,560,000	0.79%, due 5/30/2025	1,543,223	(k)
1,000,000	1.59%, due 5/4/2027	990,681	(k)
810,000	Wells Fargo & Co., 3.75%, due 1/24/2024	859,488
		11,386,130
Chemicals 0.2%
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	201,626	(c)(h)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Commercial Services 0.2%
$200,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, due 4/15/2024	$212,750	(c)
Diversified Financial Services 1.9%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
700,000	4.50%, due 9/15/2023	742,273
460,000	6.50%, due 7/15/2025	533,022
895,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	868,911	(c)(l)
		2,144,206
Electric 2.5%
495,000	Duke Energy Corp., 2.65%, due 9/1/2026	516,960
2,270,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 0.45%, due 11/3/2023	2,271,294	(d)(h)
130,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	85,952	(c)
		2,874,206
Entertainment 0.8%
195,000	Cinemark USA, Inc., 8.75%, due 5/1/2025	208,650	(c)
200,000	Int'l Game Technology PLC, 4.13%, due 4/15/2026	205,500	(c)
205,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	207,306	(c)
80,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	80,600	(c)
185,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	196,563	(c)
		898,619
Food Service 0.4%
	Aramark Services, Inc.
200,000	5.00%, due 4/1/2025	204,750	(c)
280,000	6.38%, due 5/1/2025	294,669	(c)
		499,419
Gas 1.1%
430,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 0.50%, due 3/9/2023	430,083	(d)
815,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 0.62%, due 3/2/2023	814,967	(d)
		1,245,050
Housewares 0.1%
155,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	163,719	(c)
Leisure Time 1.0%
	Carnival Corp.
635,000	10.50%, due 2/1/2026	737,870	(c)
225,000	5.75%, due 3/1/2027	228,938	(c)
170,000	NCL Corp. Ltd., 12.25%, due 5/15/2024	200,537	(c)
		1,167,345
Lodging 0.2%
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	203,375	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Machinery - Diversified 0.4%
$465,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.58%, due 4/5/2023	$465,034	(d)
Media 2.2%
	Charter Communications Operating LLC/Charter Communications Operating Capital
850,000	4.91%, due 7/23/2025	945,233
465,000	2.25%, due 1/15/2029	456,479
280,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	291,200	(c)(i)
450,000	Fox Corp., 3.05%, due 4/7/2025	475,129
150,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	156,000
270,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	274,331	(c)
		2,598,372
Mining 0.2%
255,000	First Quantum Minerals Ltd., 7.50%, due 4/1/2025	263,925	(c)
Miscellaneous Manufacturer 1.5%
1,730,000	General Electric Capital Corp., (3M USD LIBOR + 1.00%), 1.12%, due 3/15/2023	1,750,646	(d)
Oil & Gas 2.0%
220,000	Apache Corp., 4.63%, due 11/15/2025	237,158
1,090,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 0.77%, due 9/19/2022	1,094,740	(d)
170,000	Occidental Petroleum Corp., 5.50%, due 12/1/2025	187,000
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	77,156
450,000	Petroleos Mexicanos, (3M USD LIBOR + 3.65%), 3.76%, due 3/11/2022	451,134	(d)
200,000	Range Resources Corp., 9.25%, due 2/1/2026	216,000
		2,263,188
Oil & Gas Services 0.1%
120,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 4/1/2026	124,050
Pharmaceuticals 1.0%
130,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	132,089	(c)
1,065,000	Viatris, Inc., 1.65%, due 6/22/2025	1,066,798	(c)
		1,198,887
Pipelines 1.8%
290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	311,750	(c)
115,000	EQM Midstream Partners L.P., 6.00%, due 7/1/2025	124,775	(c)
130,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, due 10/1/2025	128,141
540,000	MPLX L.P., 4.88%, due 6/1/2025	596,270
	New Fortress Energy, Inc.
200,000	6.75%, due 9/15/2025	194,749	(c)
570,000	6.50%, due 9/30/2026	553,949	(c)
75,000	Rattler Midstream L.P., 5.63%, due 7/15/2025	78,375	(c)
120,000	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.50%, due 10/1/2025	129,750	(c)
		2,117,759

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate 0.2%
$185,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, due 6/15/2025	$197,663	(c)
Real Estate Investment Trusts 2.3%
	American Tower Corp.
515,000	1.60%, due 4/15/2026	512,186
735,000	1.45%, due 9/15/2026	724,069
545,000	Hospitality Properties Trust, 4.35%, due 10/1/2024	549,224
100,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	107,500	(c)
510,000	Starwood Property Trust, Inc., 5.50%, due 11/1/2023	535,500	(c)
200,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	210,340	(c)
		2,638,819
Semiconductors 0.5%
600,000	Broadcom, Inc., 3.15%, due 11/15/2025	633,549
Software 2.3%
460,000	Infor, Inc., 1.45%, due 7/15/2023	463,397	(c)
1,300,000	Oracle Corp., 1.65%, due 3/25/2026	1,304,151
910,000	VMware, Inc., 1.00%, due 8/15/2024	911,152
		2,678,700
Specialty Retail 0.8%
900,000	Lowe's Cos., Inc., 1.70%, due 9/15/2028	882,941	(i)
Telecommunications 3.4%
	AT&T, Inc.
400,000	(3M USD LIBOR + 0.89%), 1.01%, due 2/15/2023	403,595	(d)
1,090,000	1.70%, due 3/25/2026	1,094,564
450,000	1.65%, due 2/1/2028	438,937
200,000	Iliad Holding SAS, 6.50%, due 10/15/2026	206,084	(c)
450,000	T-Mobile USA, Inc., 3.50%, due 4/15/2025	479,943
	Verizon Communications, Inc.
815,000	1.45%, due 3/20/2026	812,927
450,000	2.63%, due 8/15/2026	471,790
		3,907,840
	Total Corporate Bonds (Cost $49,663,242)	50,069,651
Asset-Backed Securities 10.4%
875,000	37 Capital CLO I Ltd., Ser. 2021-1A, Class A, (3M USD LIBOR + 1.20%), 7.40%, due 10/15/2034	875,000	(c)(d)(h)
1,000,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,034,474	(c)
388,000	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	386,027	(c)
154,551	Consumer Loan Underlying Bond Club Certificate Issuer Trust I, Ser. 2019-HP1, Class A, 2.59%, due 12/15/2026	155,395	(c)
31,889	CoreVest American Finance Trust, Ser. 2017-1, Class B, 3.36%, due 10/15/2049	31,989	(c)
1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,187,507	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Dryden 64 CLO Ltd., Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 2.77%, due 4/18/2031	$975,942	(c)(d)
435,000	Fort Washington CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.22%), 1.34%, due 10/20/2034	435,762	(c)(d)
844,951	JPMorgan Chase Bank NA , Ser. 2021-3, Class B, 0.76%, due 2/26/2029	842,268	(c)
198,913	MVW LLC, Ser. 2021-1WA, Class B, 1.44%, due 1/22/2041	197,120	(c)
413,716	Navient Private Ed. Refi Loan Trust, Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	409,177	(c)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 4.02%, due 10/25/2032	1,001,028	(c)(d)
960,000	PFS Financing Corp., Ser. 2021-A, Class A, 0.71%, due 4/15/2026	951,594	(c)
	Sierra Timeshare Receivables Funding LLC
127,390	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	129,541	(c)
151,458	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	154,134	(c)
	SoFi Professional Loan Program Trust
403,661	Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	400,657	(c)
490,000	Ser. 2018-C, Class BFX, 4.13%, due 1/25/2048	517,428	(c)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 3.32%, due 4/15/2033	500,246	(c)(d)
81,838	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	82,504
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 4.12%, due 7/19/2028	999,989	(c)(d)
875,000	Whitebox CLO III Ltd., Ser. 2021-3A , Class A1, (3M USD LIBOR + 1.22%), due 10/15/2034	875,182	(c)(d)(h)(m)
	Total Asset-Backed Securities (Cost $12,169,640)	12,142,964
Municipal Notes 3.9%
Illinois 3.9%
1,500,000	Chicago Midway Arpt. Rev. Ref. (Second Lien), Ser. 2014-C, (LOC: Barclays Bank PLC), 0.09%, due 1/1/2044	1,500,000	(n)
3,000,000	Wheaton College (Multi-Modal), Ser. 2005-A, (LOC: BMO Harris Bank N.A.), 0.11%, due 10/1/2035	3,000,000	(n)
	Total Municipal Notes (Cost $4,500,000)	4,500,000
NUMBER OF SHARES
Exchange-Traded Funds 5.4%
227,081	SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $6,197,739)	6,201,582
Short-Term Investments 11.4%
Investment Companies 11.4%
11,444,502	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(o)	11,444,502	(p)
1,837,568	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(o)	1,837,568	(q)
	Total Short-Term Investments (Cost $13,282,070)	13,282,070
	Total Investments 109.5% (Cost $127,526,129)	127,231,012
	Liabilities Less Other Assets (9.5)%	(11,045,856	)(r)
	Net Assets 100.0%	$116,185,156

(a)  Rate shown was the discount rate at the date of purchase.

(b)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $36,974,569, which represents 31.8% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(f)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $1,028,629, which represents 0.9% of net assets of the Fund.

(g)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $4,734,170, which represents 4.1% of net assets of the Fund.

(i)  The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $1,796,364 (see Note A of Notes to Financial Statements).

(j)  Represents less than 0.05% of net assets of the Fund.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  Payment-in-kind (PIK) security.

(m)  All or a portion of this security had not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(n)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2021.

(o)  Represents 7-day effective yield as of October 31, 2021.

(p)  All or a portion of this security is segregated in connection with obligations for futures, delayed delivery securities and/or when-issued securities with a total value of $11,444,502.

(q)  Represents investment of cash collateral received from securities lending.

(r)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$100,880,055	86.9%
Cayman Islands	6,791,980	5.8%
United Kingdom	2,397,315	2.1%
Ireland	1,275,295	1.1%
Germany	1,215,492	1.0%
Spain	467,662	0.4%
Mexico	451,134	0.4%
Zambia	263,925	0.2%
France	206,084	0.2%
Short-Term Investments and Other Liabilities—Net	2,236,214	1.9%
	$116,185,156	100.0%

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	305	U.S. Treasury Note, 2 Year	$66,871,250	$(223,210)
12/2022	90	Euro, 90 day	22,304,250	(5,625)
Total Long Positions			$89,175,500	$(228,835)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	160	U.S. Treasury Note, 5 Year	$(19,480,000)	$196,673
12/2021	26	U.S. Treasury Note, 10 Year	(3,398,281)	38,656
Total Short Positions			$(22,878,281)	$235,329
Total Futures				$6,494

At October 31, 2021, the Fund had $197,664 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $47,977,396 for long positions and $(19,469,564) for short positions.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$7,652,688	$—	$7,652,688
Mortgage-Backed Securities(a)	—	33,382,057	—	33,382,057
Corporate Bonds(a)	—	50,069,651	—	50,069,651
Asset-Backed Securities	—	12,142,964	—	12,142,964
Municipal Notes(a)	—	4,500,000	—	4,500,000
Exchange-Traded Funds	6,201,582	—	—	6,201,582
Short-Term Investments	—	13,282,070	—	13,282,070
Total Investments	$6,201,582	$121,029,430	$—	$127,231,012

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$235,329	$—	$—	$235,329
Liabilities	(228,835)	—	—	(228,835)
Total	$6,494	$—	$—	$6,494

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ October 31, 2021

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments(b) 6.7%
Aerospace & Defense 0.2%
$1,257,361	AI Convoy (Luxembourg) S.A.R.L., Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	$1,258,933
1,026,708	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.09%, due 9/21/2026	1,032,355
2,144,225	Peraton Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 2/1/2028	2,146,562
	TransDigm, Inc.
142,462	Term Loan E, (1M USD LIBOR + 2.25%), 2.34%, due 5/30/2025	140,696
1,290,780	Term Loan F, (1M USD LIBOR + 2.25%), 2.34%, due 12/9/2025	1,274,271
		5,852,817
Air Transport 0.2%
1,620,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/20/2028	1,686,323
	American Airlines, Inc.
364,973	Term Loan, (1M USD LIBOR + 2.00%), 2.09%, due 12/15/2023	359,272
590,000	Term Loan B, (1M USD LIBOR + 1.75%), 1.84%, due 6/27/2025	570,382
895,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/20/2027	952,674
1,616,875	United Airlines, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 4/21/2028	1,638,525
		5,207,176
Automotive 0.2%
915,734	Clarios Global LP, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/30/2026	909,626
809,454	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.34%, due 12/12/2025	809,050
2,149,200	First Brands Group, LLC, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	2,165,319
814,122	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 10/1/2025	800,388
848,841	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.09%, due 2/5/2026	835,471
		5,519,854
Building & Development 0.2%
1,076,045	Cornerstone Building Brands, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 4/12/2028	1,073,893
874,086	CPG International Inc., Term Loan, (3M USD LIBOR + 2.50%), 3.25%, due 5/5/2024	873,150
439,489	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	439,125
1,074,150	White Cap Buyer LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	1,076,223
1,473,283	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.50%), 4.50%, due 12/19/2026	1,474,211
		4,936,602
Business Equipment & Services 0.9%
2,190,000	APX Group, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.00%, due 7/10/2028	2,181,437
1,279,913	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	1,278,454
1,672,648	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.09%, due 1/4/2026	1,661,157	(c)(d)
2,761,490	Cyxtera DC Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	2,742,076	(c)(d)
2,686,000	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	2,691,050

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,157,742	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.25%), 3.34%, due 2/6/2026	$2,148,119
1,075,447	Endure Digital Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	1,056,175
3,086,675	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.34%, due 10/30/2026	3,087,972
1,069,625	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	1,071,796
1,553,579	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 3.38% – 4.25%, due 3/13/2025	1,533,087	(e)
632,040	Loire Finco Luxembourg S.a.r.l., Term Loan, (1M USD LIBOR + 3.25%), 3.34%, due 4/21/2027	619,399
293,525	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 11/30/2027	293,830
1,264,000	Presidio Holdings Inc., Term Loan B, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.59% – 3.63%, due 1/22/2027	1,260,840	(e)
3,188,099	Prime Security Services Borrower, LLC, Term Loan, (1M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%, 1Y USD LIBOR + 2.75%), 3.50%, due 9/23/2026	3,181,946	(e)
1,138,902	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	1,141,271
1,541,613	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.83%, due 3/2/2027	1,530,051
489,215	West Corporation, Term Loan B1, (3M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	478,481
919,794	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.84%, due 5/18/2025	900,506
		28,857,647
Cable & Satellite Television 0.3%
706,246	Altice Financing SA, Term Loan B, (3M USD LIBOR + 2.75%), 2.87%, due 7/15/2025	692,340
4,825,561	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.12%, due 8/14/2026	4,799,406
	Radiate Holdco, LLC
1,110,000	Term Loan B, (USD LIBOR + 3.25%), due 9/25/2026	1,106,725	(c)(d)
1,329,950	Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	1,326,027
354,305	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 8/18/2023	353,735
		8,278,233
Chemicals & Plastics 0.0%(f)
852,248	Solenis Holdings LLC, First Lien Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 6/26/2025	851,021
Clothing - Textiles 0.0%(f)
1,113,325	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	1,098,540
Containers & Glass Products 0.2%
1,004,950	Altium Packaging LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/3/2028	994,689
	Berlin Packaging LLC
303,477	Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 3/5/2028	301,732
865,000	First Lien Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.25%, due 3/11/2028	865,156	(e)
1,031,158	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/3/2024	1,002,966
1,973,894	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/4/2027	1,968,506

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,045,137	TricorBraun Holdings, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 3/3/2028	$1,037,894
1,219,732	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	1,217,451
		7,388,394
Cosmetics - Toiletries 0.1%
3,220,516	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.50%, due 10/1/2026	3,225,766
Diversified Insurance 0.2%
1,131,450	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,133,374
	Hub International Limited
2,265,317	Term Loan B, (3M USD LIBOR + 2.75%), 2.85% – 2.87%, due 4/25/2025	2,239,062	(e)
2,157,715	Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 4/25/2025	2,155,018
		5,527,454
Drugs 0.1%
1,127,614	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 6/2/2025	1,124,727
	ICON Luxembourg S.A.R.L.
1,748,808	Term Loan, (3M USD LIBOR + 2.50%), 3.00%, due 7/3/2028	1,748,616
435,717	Term Loan, (3M USD LIBOR + 2.50%), 3.00%, due 7/3/2028	435,669
		3,309,012
Electronics - Electrical 1.2%
4,266,036	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%, 3M USD LIBOR + 2.25%), 3.75% – 5.50%, due 9/19/2024	4,259,722	(e)
325,440	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/12/2025	325,671
1,315,004	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/6/2026	1,296,515
1,999,800	Epicor Software Corporation, Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/30/2027	1,997,140
1,120,000	Finastra USA, Inc., First Lien Term Loan, (USD LIBOR + 3.50%), due 6/13/2024	1,113,560	(c)(d)
885,402	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	885,880
1,894,923	Hyland Software, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	1,895,510
1,615,950	Ingram Micro Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.00%, due 6/30/2028	1,619,182
	Ivanti Software, Inc.
393,025	Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	391,634
1,248,725	Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	1,246,964
1,658,306	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 9/30/2024	1,659,351
1,125,000	Optiv Security, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	1,110,330
1,640,000	Polaris Newco LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.50%, due 6/2/2028	1,643,149
1,629,323	Poseidon Intermediate LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 8/18/2025	1,628,639
2,138,151	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 4/26/2024	2,134,581

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$4,283,475	Rackspace Technology Global, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 3.50%, due 2/15/2028	$4,252,163
1,625,000	Redstone Holdco 2 LP, Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/27/2028	1,560,000
1,046,015	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 7/1/2026	1,045,199
1,161,225	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 10/7/2027	1,161,643
2,323,760	Tibco Software Inc., Term Loan B3, (1M USD LIBOR + 3.75%), 3.84%, due 6/30/2026	2,283,815
979,431	Uber Technologies, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.59%, due 2/25/2027	979,313
1,069,167	Ultimate Software Group Inc. (The), Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 5/4/2026	1,070,375
403,850	VS Buyer, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 2/28/2027	401,661
1,149,457	ZoomInfo LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 2/2/2026	1,149,457
		37,111,454
Financial Intermediaries 0.4%
1,761,691	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.59%, due 2/12/2027	1,748,972
	Asurion LLC
935,650	Term Loan B6, (1M USD LIBOR + 3.13%), 3.21%, due 11/3/2023	933,114
1,983,349	Term Loan B7, (1M USD LIBOR + 3.00%), 3.09%, due 11/3/2024	1,967,859
1,485,867	Term Loan B9, (1M USD LIBOR + 3.25%), 3.34%, due 7/31/2027	1,471,008
1,115,000	Second Lien Term Loan B4, (USD LIBOR + 5.25%), due 1/20/2029	1,109,659	(c)(d)
699,712	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	700,762
1,074,600	Citadel Securities LP, Term Loan B, (1M USD LIBOR + 2.50%), 2.59%, due 2/2/2028	1,065,197
1,211,473	Edelman Financial Center, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 4/7/2028	1,210,117
1,156,277	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 9/24/2027	1,157,722
	Sedgwick Claims Management Services, Inc.
1,612,564	Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 12/31/2025	1,595,438
537,625	Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 9/3/2026	536,147
		13,495,995
Health Care 0.9%
	Agiliti Health, Inc.
684,470	Term Loan, (1M USD LIBOR + 2.75%), 2.88%, due 1/4/2026	681,903	(g)
407,532	Term Loan, (1M USD LIBOR + 2.75%), 3.50%, due 1/4/2026	406,513	(g)
3,190,369	Athenahealth, Inc., Term Loan B1, (3M USD LIBOR + 4.25%), 4.38%, due 2/11/2026	3,198,345
1,776,792	Aveanna Healthcare, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 7/17/2028	1,772,066
1,383,154	Emerald TopCo Inc., Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.59% – 3.63%, due 7/24/2026	1,372,435	(e)
927,899	Ensemble RCM, LLC, Term Loan, (3M USD LIBOR + 3.75%), 3.88%, due 8/3/2026	928,725
2,246,016	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.84%, due 10/10/2025	1,853,906
207,041	EyeCare Partners, LLC, Term Loan, (3M USD LIBOR + 3.75%), 3.88%, due 2/18/2027	205,566
1,092,929	Heartland Dental, LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 3.59%, due 4/30/2025	1,082,458
1,110,000	Medline Industries, Inc., Term Loan B, (USD LIBOR + 3.25%), due 10/23/2028	1,111,099	(c)(d)
1,620,000	MedRisk, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 5/10/2028	1,620,340
1,135,000	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 4.75%, due 8/17/2028	1,105,683
916,050	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 10/22/2026	916,627

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$511,416	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.00%), 3.08%, due 6/30/2025	$510,992
	Parexel International Corporation
964,601	Term Loan B, (1M USD LIBOR + 2.75%), 2.84%, due 9/27/2024	964,003
1,640,000	First Lien Term Loan, (USD LIBOR + 3.50%), due 8/11/2028	1,641,132	(c)(d)
726,886	Pearl Intermediate Parent LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.33%, due 2/14/2025	723,252
863,980	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.25%, due 2/14/2025	862,364
1,107,702	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 11/16/2025	1,104,512
1,681,707	Select Medical Corporation, Term Loan B, (1M USD LIBOR + 2.25%), 2.34%, due 3/6/2025	1,669,095
2,927,546	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	2,788,487
3,306,962	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 4.09%, due 8/27/2025	3,311,096
		29,830,599
Industrial Equipment 0.2%
973,723	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.25%, due 8/1/2025	966,420
1,079,617	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	1,077,932
584,025	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.84%, due 6/26/2026	581,835
999,564	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.09%, due 3/29/2025	989,289
701,803	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 4.13%, due 9/30/2026	700,049	(g)
	Pro Mach Group, Inc.
30,587	Term Loan DD, (3M USD LIBOR + 4.00%), 5.00%, due 8/31/2028	30,725
942,067	Term Loan B, (3M USD LIBOR + 4.00%), 5.00%, due 8/31/2028	946,335
		5,292,585
Leisure Goods - Activities - Movies 0.2%
633,600	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.83%, due 3/1/2025	631,224
1,525,687	Carnival Corporation, Term Loan B, (1M USD LIBOR + 3.00%), 3.75%, due 6/30/2025	1,522,834
779,906	Creative Artists Agency, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 11/27/2026	775,398
855,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	851,529
551,690	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.59%, due 5/22/2024	526,174
348,107	Life Time Fitness Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	350,937
1,611,900	Playtika Holding Corp., Term Loan, (1M USD LIBOR + 2.75%), 2.84%, due 3/13/2028	1,608,370
		6,266,466
Lodging & Casinos 0.1%
	Caesars Resort Collection, LLC
951,020	First Lien Term Loan B, (1M USD LIBOR + 2.75%), 2.84%, due 12/23/2024	946,170
1,163,250	Term Loan B1, (1M USD LIBOR + 3.50%), 3.59%, due 7/21/2025	1,163,925

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$847,017	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	$845,255
680,981	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 2.84%, due 8/14/2024	677,807
		3,633,157
Nonferrous Metals/Minerals 0.0%(f)
1,128,973	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	1,123,328
Oil & Gas 0.3%
1,207,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 11/1/2025	1,317,296
1,227,378	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	1,222,776
3,319,463	CQP Holdco LP, Term Loan B, (1M USD LIBOR + 3.75%), 4.25%, due 6/5/2028	3,315,313	(c)(d)
1,341,963	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	1,330,704
2,285,529	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.84%, due 3/11/2026	2,206,403
1,085,053	Traverse Midstream Partners LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 9/27/2024	1,083,469
		10,475,961
Property & Casualty Insurance 0.1%
1,897,252	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 5/9/2025	1,880,063
Radio & Television 0.0%(f)
1,337,874	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	1,336,482
Retailers (except food & drug) 0.2%
2,761,501	EG America LLC, Term Loan, (3M USD LIBOR + 4.00%), 4.13%, due 2/7/2025	2,749,847	(c)(d)
518,279	EG Group Limited, Term Loan, (3M USD LIBOR + 4.25%), 4.75%, due 3/31/2026	517,502
3,678,357	Great Outdoors Group, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	3,686,780
1,074,600	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	1,073,837
		8,027,966
Steel 0.0%(f)
650,991	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.09%, due 9/20/2024	649,364	(g)
782,924	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	779,988	(e)(g)
		1,429,352

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Telecommunications 0.2%
$1,510,784	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.34%, due 3/15/2027	$1,490,646
1,099,813	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 10/2/2027	1,099,560
680,141	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.88%, due 5/31/2025	575,358
	Intelsat Jackson Holdings S.A.
550,000	Term Loan DIP, (3M USD LIBOR + 4.75%), 5.75%, due 10/13/2022	553,850
1,337,500	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	1,348,641
2,171,907	Iridium Satellite LLC, Term Loan B2, (1M USD LIBOR + 2.50%), 3.25%, due 11/4/2026	2,173,275
881,882	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.09%, due 3/9/2027	867,481
		8,108,811
Utilities 0.3%
1,083,032	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	958,147
954,545	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.84%, due 12/13/2025	911,857
4,229,940	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	4,153,801	(e)
449,787	Kestrel Acquisition, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	389,255
	Lightstone Holdco LLC
250,851	Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	220,644
14,148	Term Loan C, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	12,445
	Lonestar II Generation Holdings LLC
926,348	Term Loan B, (1M USD LIBOR + 5.00%), 5.09%, due 4/20/2026	920,558
121,086	Term Loan C, (1M USD LIBOR + 5.00%), 5.09%, due 4/20/2026	120,329
744,628	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	652,250
667,900	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.84%, due 7/8/2026	632,715
		8,972,001
	Total Loan Assignments (Cost $216,908,164)	217,036,736
U.S. Treasury Obligations 31.4%
	U.S. Treasury Bills
17,200,000	0.01%, due 12/2/2021	17,199,074	(h)(i)
324,955,000	0.05%, due 3/24/2022	324,878,411	(h)
	U.S. Treasury Bonds
13,555,000	2.00%, due 2/15/2050	13,709,612
74,030,000	1.88%, due 2/15/2051	72,827,013
	U.S. Treasury Inflation-Indexed Bonds(j)
1,164,440	0.50%, due 1/15/2028	1,309,358
599,247	0.75%, due 2/15/2042	744,252
899,080	0.25%, due 2/15/2050	1,046,644
	U.S. Treasury Notes
288,120,000	0.13%, due 11/30/2022 – 3/31/2023	287,528,799	(k)
15,000,000	0.25%, due 4/15/2023	14,981,250
153,855,000	0.38%, due 10/31/2023	153,488,393
43,260,000	0.88%, due 6/30/2026	42,692,213
44,260,000	1.25%, due 3/31/2028	43,826,044
32,325,000	1.63%, due 5/15/2031	32,552,285
	Total U.S. Treasury Obligations (Cost $1,007,579,414)	1,006,783,348

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
U.S. Government Agency Securities 0.1%
$2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	$3,053,152
Mortgage-Backed Securities 27.3%
Collateralized Mortgage Obligations 7.1%
	Connecticut Avenue Securities Trust
3,774,199	Ser. 2019-R04, Class 2M2, (1M USD LIBOR + 2.10%), 2.19%, due 6/25/2039	3,781,487	(b)(l)
1,264,411	Ser. 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 2.19%, due 9/25/2039	1,267,204	(b)(l)
	Fannie Mae Connecticut Avenue Securities
4,473,075	Ser. 2017-C02, Class 2ED3, (1M USD LIBOR + 1.35%), 1.44%, due 9/25/2029	4,494,109	(b)
18,758,525	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.09%, due 10/25/2029	19,324,331	(b)
969,474	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.29%, due 1/25/2030	986,739	(b)
330,313	Ser. 2017-C05, Class 1M2A, (1M USD LIBOR + 2.20%), 2.29%, due 1/25/2030	330,763	(b)
6,505,542	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 2.89%, due 2/25/2030	6,648,334	(b)
1,826,311	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 2.49%, due 5/25/2030	1,851,088	(b)
9,352,575	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.34%, due 7/25/2030	9,474,617	(b)
3,232,896	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.29%, due 8/25/2030	3,263,743	(b)
500,811	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 2.64%, due 12/25/2030	508,969	(b)
3,216,337	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 2.44%, due 1/25/2031	3,255,575	(b)
	Fannie Mae Interest Strip
8,880,896	Ser. 413, Class C26, 4.00%, due 10/25/2041	1,401,143	(m)
11,074,380	Ser. 418, Class C24, 4.00%, due 8/25/2043	1,828,500	(m)
	Fannie Mae Real Estate Mortgage Investment Conduits
2,750,984	Ser. 2012-96, Class PS, (6.70% – 1M USD LIBOR), 6.61%, due 7/25/2041	167,357	(b)(m)
7,839,487	Ser. 2019-49, Class DS, (6.15% – 1M USD LIBOR), 6.06%, due 6/25/2043	1,565,174	(b)(m)
10,397,221	Ser. 2018-18, Class ST, (6.10% – 1M USD LIBOR), 6.01%, due 12/25/2044	1,859,001	(b)(m)
5,656,181	Ser. 2016-8, Class SB, (6.10% – 1M USD LIBOR), 6.01%, due 3/25/2046	1,108,623	(b)(m)
4,722,840	Ser. 2016-31, Class HS, (6.00% – 1M USD LIBOR), 5.91%, due 6/25/2046	898,220	(b)(m)
5,369,143	Ser. 2016-67, Class KS, (6.00% – 1M USD LIBOR), 5.91%, due 9/25/2046	994,242	(b)(m)
8,671,784	Ser. 2016-62, Class SA, (6.00% – 1M USD LIBOR), 5.91%, due 9/25/2046	1,930,715	(b)(m)
10,881,755	Ser. 2019-33, Class SN, (6.10% – 1M USD LIBOR), 6.01%, due 7/25/2049	1,941,453	(b)(m)
	Freddie Mac Real Estate Mortgage Investment Conduits
6,415,279	Ser. 4117, Class IO, 4.00%, due 10/15/2042	1,116,986	(m)
8,121,970	Ser. 4150, Class SP, (6.15% – 1M USD LIBOR), 6.06%, due 1/15/2043	1,573,220	(b)(m)
4,137,060	Ser. 4456, Class SA, (6.15% – 1M USD LIBOR), 6.06%, due 3/15/2045	780,592	(b)(m)
3,881,789	Ser. 4627, Class SA, (6.00% – 1M USD LIBOR), 5.91%, due 10/15/2046	819,447	(b)(m)
6,914,887	Ser. 4994, Class LI, 4.00%, due 12/25/2048	1,205,681	(m)
5,735,023	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,068,995	(m)
22,208,774	Ser. 5142, Class CI, 2.50%, due 9/25/2051	2,603,395	(m)
	Freddie Mac Structured Agency Credit Risk Debt Notes
19,826,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 3.54%, due 10/25/2029	20,463,824	(b)
16,454,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.59%, due 3/25/2030	16,805,479	(b)
5,404,284	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 1.89%, due 7/25/2030	5,434,679	(b)
12,447,819	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.39%, due 9/25/2030	12,552,083	(b)
5,000,000	Ser. 2019-HQA1, Class B1, (1M USD LIBOR + 4.40%), 4.49%, due 2/25/2049	5,143,945	(b)(l)
13,232,000	Ser. 2019-DNA2, Class B1, (1M USD LIBOR + 4.35%), 4.44%, due 3/25/2049	13,735,687	(b)(l)
13,680,000	Ser. 2019-HQA2, Class B1, (1M USD LIBOR + 4.10%), 4.19%, due 4/25/2049	14,085,145	(b)(l)
	Government National Mortgage Association
2,376,816	Ser. 2013-186, Class SA, (6.10% – 1M USD LIBOR), 6.01%, due 12/16/2043	420,955	(b)(m)
9,757,686	Ser. 2015-144, Class HS, (6.20% – 1M USD LIBOR), 6.11%, due 10/20/2045	1,930,435	(b)(m)
7,099,789	Ser. 2015-187, Class AI, 4.50%, due 12/20/2045	1,146,623	(m)
9,488,382	Ser. 2017-112, Class KS, (6.20% – 1M USD LIBOR), 6.11%, due 7/20/2047	1,811,868	(b)(m)
18,885,453	Ser. 2031-30, Class DI, 2.50%, due 2/20/2051	2,258,749	(m)
277,010	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.32%), 0.41%, due 10/25/2036	276,204	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$14,045,000	SGR Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061 Verus Securitization Trust	$14,060,228	(l)(n)(o)
32,329,000	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	32,312,567	(l)(n)
8,314,000	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	8,300,210	(l)(n)
		228,788,384
Commercial Mortgage-Backed 2.2%
90,149,325	BBCMS Mortgage Trust, Ser. 2021-C11, Class XA, 1.39%, due 9/15/2054	9,315,121	(m)(n)
47,495,000	Benchmark Mortgage Trust, Ser. 2021-B30, Class XA, 0.82%, due 11/15/2054	3,252,030	(m)(n)(o)(p)
9,875,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 1.74%, due 9/15/2036	9,872,055	(b)(l)
9,825,000	BX Trust, Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 1.68%, due 9/15/2034	9,633,884	(b)(l)
	Citigroup Commercial Mortgage Trust
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	1,016,586	(l)
48,822,777	Ser. 2014-GC25, Class XA, 0.96%, due 10/10/2047	1,157,983	(m)(n)
27,936,958	Ser. 2015-GC27, Class XA, 1.33%, due 2/10/2048	1,000,015	(m)(n)
	Commercial Mortgage Trust
156,963	Ser. 2012-CR3, Class XA, 1.83%, due 10/15/2045	1,447	(m)(n)
6,200,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	6,257,331
30,224,049	Ser. 2014-CR16, Class XA, 0.95%, due 4/10/2047	622,510	(m)(n)
27,136,758	Ser. 2014-CR17, Class XA, 0.96%, due 5/10/2047	547,470	(m)(n)
39,536,981	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	892,674	(m)(n)
44,958,990	Ser. 2014-UBS6, Class XA, 0.87%, due 12/10/2047	997,973	(m)(n)
33,465,770	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.74%, due 6/15/2057	715,143	(m)(n)
	Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	6,306,907	(m)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	3,027,336	(m)(n)
65,436,000	Ser. 2020-RR04, Class X, 2.13%, due 2/27/2029	8,429,760	(m)(n)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,543,074	(m)(n)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.05%, due 10/25/2028	443,565	(m)(n)
77,922,000	Ser. K085, Class XAM, 0.06%, due 10/25/2028	540,233	(m)(n)
	GS Mortgage Securities Trust
47,283	Ser. 2011-GC5, Class XA, 0.00%, due 8/10/2044	—	(l)(m)(n)
54,812,720	Ser. 2014-GC18, Class XA, 0.98%, due 1/10/2047	994,928	(m)(n)
43,573,870	Ser. 2015-GC30, Class XA, 0.74%, due 5/10/2050	1,006,979	(m)(n)
500,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M USD LIBOR + 1.75%), 1.84%, due 3/15/2036	493,731	(b)(l)
54,777	Pembroke Property Finance DAC, Ser. 1, Class A, (3M EURIBOR + 1.20%), 0.65%, due 6/1/2037	63,360	(b)(q)
	WF-RBS Commercial Mortgage Trust
58,233	Ser. 2012-C6, Class XA, 2.10%, due 4/15/2045	7	(l)(m)(n)
102,868,000	Ser. 2013-C14, Class XB, 0.13%, due 6/15/2046	314,344	(m)(n)
31,719,312	Ser. 2014-C21, Class XA, 1.02%, due 8/15/2047	717,009	(m)(n)
51,224,990	Ser. 2014-C25, Class XA, 0.80%, due 11/15/2047	1,113,749	(m)(n)
15,407,911	Ser. 2014-C22, Class XA, 0.79%, due 9/15/2057	282,261	(m)(n)
		70,559,465
Ginnie Mae 3.7%
	Pass-Through Certificates
482	7.00%, due 8/15/2032	571
74,315,000	2.50%, TBA, 30 Year Maturity	76,392,046	(r)
40,205,000	3.00%, TBA, 30 Year Maturity	41,747,239	(r)
		118,139,856

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Uniform Mortgage-Backed Securities 14.3%
		Pass-Through Certificates
	$46,675,000	2.00%, TBA, 30 Year Maturity	$46,674,088	(r)
	219,835,000	2.50%, TBA, 30 Year Maturity	225,773,122	(r)
	178,905,000	3.00%, TBA, 30 Year Maturity	186,634,256	(r)
			459,081,466
Total Mortgage-Backed Securities (Cost $904,948,278)			876,569,171
Corporate Bonds 38.6%
ABS Automobile 0.0%(f)
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	473,637	(l)
GBP	150,000	6.50%, due 1/31/2026	212,077	(q)
			685,714
ABS Miscellaneous 0.0%(f)
GBP	745,000	CPUK Finance Ltd., 6.50%, due 8/28/2026	1,062,581	(q)
Advertising 0.1%
	$1,625,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,700,725	(l)
	357,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	364,140	(l)
			2,064,865
Aerospace & Defense 0.8%
	7,765,000	Boeing Co., 5.81%, due 5/1/2050	10,646,635	(k)
	150,000	Embraer Overseas Ltd., 5.70%, due 9/16/2023	157,875	(q)
GBP	800,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	1,216,133	(q)
		TransDigm, Inc.
	$2,085,000	6.25%, due 3/15/2026	2,176,219	(l)
	1,935,000	6.38%, due 6/15/2026	2,000,306
	4,765,000	7.50%, due 3/15/2027	4,997,294	(k)
	3,555,000	5.50%, due 11/15/2027	3,639,431
			24,833,893
Agriculture 0.2%
		BAT Capital Corp.
	545,000	(3M USD LIBOR + 0.88%), 1.00%, due 8/15/2022	547,706	(b)
	5,055,000	3.73%, due 9/25/2040	4,914,879	(k)
	1,285,000	MHP SA, 7.75%, due 5/10/2024	1,384,587	(l)
			6,847,172
Air Transportation 0.2%
	1,365,000	American Airlines, Inc., 11.75%, due 7/15/2025	1,690,894	(l)
	2,645,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 4/20/2029	2,846,681	(l)
	2,220,000	United Airlines, Inc., 4.38%, due 4/15/2026	2,296,523	(l)
			6,834,098

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Airlines 0.1%
	$2,899,593	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	$3,243,975
	650,000	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	650,934	(q)
			3,894,909
Auto Loans 0.2%
		Ford Motor Credit Co. LLC
	3,215,000	4.39%, due 1/8/2026	3,440,050
	1,510,000	5.11%, due 5/3/2029	1,677,987
			5,118,037
Auto Manufacturers 0.1%
	1,065,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 1.02%, due 2/15/2022	1,067,482	(b)(l)
CAD	500,000	General Motors Financial of Canada Ltd., 1.75%, due 4/15/2026	392,077
EUR	220,000	Jaguar Land Rover Automotive PLC, 6.88%, due 11/15/2026	283,304	(q)
EUR	200,000	Stellantis NV, 1.25%, due 6/20/2033	224,408	(q)
	$1,135,000	Toyota Motor Credit Corp., (3M USD LIBOR + 0.15%), 0.27%, due 2/14/2022	1,135,204	(b)
	685,000	Volkswagen Group of America Finance LLC, (3M USD LIBOR + 0.94%), 1.06%, due 11/12/2021	685,164	(b)(l)
EUR	300,000	Volkswagen Int'l Finance NV, 3.88%, due 6/17/2029	377,547	(q)(s)(t)
			4,165,186
Auto Parts & Equipment 0.3%
	$1,385,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,440,400	(l)
EUR	285,000	Faurecia SE, 3.75%, due 6/15/2028	341,328	(q)
	$3,255,000	Goodyear Tire & Rubber Co., 5.00%, due 7/15/2029	3,434,025	(l)
EUR	2,820,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.38%, due 5/15/2026	3,333,816	(q)
EUR	800,000	Schaeffler AG, 3.38%, due 10/12/2028	1,020,373	(q)
EUR	1,300,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,549,011	(q)
			11,118,953
Automakers 0.5%
		Ford Motor Co.
	$1,415,000	9.63%, due 4/22/2030	2,038,492
	365,000	7.45%, due 7/16/2031	483,169
	6,870,000	4.75%, due 1/15/2043	7,503,826	(k)
	4,390,000	5.29%, due 12/8/2046	5,037,042	(k)
EUR	590,000	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	692,988	(q)
EUR	300,000	Renault SA, 2.00%, due 9/28/2026	344,446	(q)
			16,099,963
Banks 5.7%
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	337,488	(q)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	1,716,000	(s)(t)
	200,000	Banco Bradesco SA, 3.20%, due 1/27/2025	202,000	(l)
	200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	204,802	(q)
		Banco de Bogota SA
	1,310,000	6.25%, due 5/12/2026	1,431,188	(l)
	200,000	6.25%, due 5/12/2026	218,502	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$90,000	Banco de Credito del Peru, 2.70%, due 1/11/2025	$92,493	(l)
		Banco do Brasil SA
	1,900,000	6.25%, due 4/15/2024	1,867,966	(q)(s)(t)
	1,090,000	9.00%, due 6/18/2024	1,182,661	(l)(s)(t)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	211,000	(q)
	150,000	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	152,814	(q)
	215,000	Banco Mercantil del Norte SA, 6.75%, due 9/27/2024	224,408	(l)(s)(t)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	165,750	(l)
	2,600,000	Banco Santander SA, 7.50%, due 2/8/2024	2,811,250	(q)(s)(t)
	211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	219,178	(l)
	200,000	Bancolombia SA, 3.00%, due 1/29/2025	201,752
	1,080,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	1,097,939	(l)(s)
		Bank of America Corp.
	1,580,000	(3M USD LIBOR + 1.00%), 1.12%, due 4/24/2023	1,586,795	(b)
	156,000	Ser. JJ, 5.13%, due 6/20/2024	164,775	(s)(t)
	1,528,000	Ser. X, 6.25%, due 9/5/2024	1,665,520	(s)(t)
	1,090,000	Ser. FF, 5.88%, due 3/15/2028	1,220,222	(s)(t)
EUR	140,000	Barclays Bank PLC, (3M EURIBOR + 0.71%), 0.17%, due 3/29/2049	156,580	(b)(q)(t)
		Barclays PLC
	$2,865,000	6.13%, due 12/15/2025	3,147,031	(s)(t)
	6,960,000	4.38%, due 3/15/2028	6,847,248	(k)(s)(t)
	200,000	BBK BSC, 5.50%, due 7/9/2024	207,091	(q)
	200,000	BBVA Bancomer SA, 6.75%, due 9/30/2022	209,500	(q)
		BNP Paribas SA
	1,285,000	4.50%, due 2/25/2030	1,262,512	(l)(s)(t)(u)
	1,965,000	4.63%, due 2/25/2031	1,974,825	(l)(s)(t)
		Citigroup, Inc.
	1,595,000	(3M USD LIBOR + 1.10%), 1.22%, due 5/17/2024	1,615,655	(b)
	1,320,000	Ser. U, 5.00%, due 9/12/2024	1,365,038	(s)(t)
	865,000	Ser. V, 4.70%, due 1/30/2025	876,894	(s)(t)
	480,000	Ser. W, 4.00%, due 12/10/2025	490,200	(s)(t)
	3,140,000	Ser. Y, 4.15%, due 11/15/2026	3,150,990	(s)(t)
		Citizens Financial Group, Inc.
	2,400,000	Ser. B, 6.00%, due 7/6/2023	2,475,000	(s)(t)(u)
	1,203,000	Ser. C, 6.38%, due 4/6/2024	1,264,654	(s)(t)
	695,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	702,805	(q)(s)(t)
		Commerzbank AG
	1,400,000	7.00%, due 4/9/2025	1,505,000	(q)(s)(t)
EUR	200,000	6.13%, due 10/9/2025	250,106	(q)(s)(t)
	$206,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	211,335	(l)
		Credit Suisse AG
	1,040,000	(SOFR + 0.45%), 0.50%, due 2/4/2022	1,040,863	(b)
EUR	200,000	0.25%, due 9/1/2028	223,067	(q)
		Credit Suisse Group AG
	$1,003,000	6.38%, due 8/21/2026	1,092,016	(l)(s)(t)
	3,180,000	5.25%, due 2/11/2027	3,303,225	(l)(s)(t)
	870,000	5.10%, due 1/24/2030	879,161	(l)(s)(t)(u)
	6,875,000	3.09%, due 5/14/2032	6,999,862	(k)(l)(s)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	212,157	(q)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	236,494	(q)
		DIB Sukuk Ltd.
	$200,000	3.63%, due 2/6/2023	206,100	(q)
	200,000	2.95%, due 1/16/2026	207,025	(q)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	211,292	(q)
	4,035,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	4,261,767	(q)(s)(t)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,793,000	Fifth Third Bancorp, Ser. H, 5.10%, due 6/30/2023	$1,831,101	(s)(t)
	200,000	Finansbank AS, 4.88%, due 5/19/2022	202,521	(q)
		Goldman Sachs Group, Inc.
	1,570,000	(3M USD LIBOR + 1.60%), 1.72%, due 11/29/2023	1,611,102	(b)
	509,000	Ser. Q, 5.50%, due 8/10/2024	542,085	(s)(t)
	736,000	Ser. R, 4.95%, due 2/10/2025	774,640	(s)(t)
	1,415,000	Ser. U, 3.65%, due 8/10/2026	1,404,387	(s)(t)
	2,635,000	Ser. V, 4.13%, due 11/10/2026	2,643,432	(s)(t)
		Grupo Aval Ltd.
	200,000	4.75%, due 9/26/2022	204,700	(q)
	1,900,000	4.38%, due 2/4/2030	1,857,250	(l)
	289,000	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	291,445	(q)
		HSBC Holdings PLC
	1,510,000	4.00%, due 3/9/2026	1,506,225	(s)(t)(u)
	10,535,000	6.00%, due 5/22/2027	11,437,007	(k)(s)(t)
	1,170,000	4.70%, due 3/9/2031	1,164,267	(s)(t)
		Huntington Bancshares, Inc.
	1,643,000	Ser. E, 5.70%, due 4/15/2023	1,684,075	(s)(t)
	480,000	Ser. F, 5.63%, due 7/15/2030	556,800	(s)(t)
		ING Groep NV
	803,000	6.50%, due 4/16/2025	881,293	(s)(t)
	2,895,000	5.75%, due 11/16/2026	3,142,870	(s)(t)
	4,892,000	3.88%, due 5/16/2027	4,708,550	(s)(t)
EUR	221,000	Islandsbanki HF, 1.13%, due 1/19/2024	258,515	(q)(s)
	$200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	202,440	(l)
		JPMorgan Chase & Co.
	861,000	Ser. CC, 4.63%, due 11/1/2022	867,458	(s)(t)
	1,610,000	(3M USD LIBOR + 0.90%), 1.02%, due 4/25/2023	1,616,656	(b)
	1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,475,910	(s)(t)
	792,000	Ser. HH, 4.60%, due 2/1/2025	810,110	(s)(t)
	1,390,000	Ser. KK, 3.65%, due 6/1/2026	1,384,787	(s)(t)
EUR	124,000	KFW, 0.00%, due 9/15/2031	141,575	(q)
	$291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 0.61%, due 10/1/2022	291,901	(b)
EUR	223,000	Landsbankinn HF, 0.50%, due 5/20/2024	259,152	(q)
		Lloyds Banking Group PLC
	$1,345,000	7.50%, due 6/27/2024	1,487,906	(s)(t)
	2,070,000	7.50%, due 9/27/2025	2,375,804	(s)(t)
		M&T Bank Corp.
	665,000	Ser. G, 5.00%, due 8/1/2024	691,600	(s)(t)
	3,685,000	3.50%, due 9/1/2026	3,620,512	(s)(t)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	212,256	(q)
		Morgan Stanley
	4,915,000	Ser. H, (3M USD LIBOR + 3.61%), 3.73%, due 1/15/2022	4,940,267	(b)(k)(t)
	1,620,000	(SOFR + 0.70%), 0.75%, due 1/20/2023	1,622,721	(b)
EUR	200,000	1.10%, due 4/29/2033	230,247	(s)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	243,882	(q)
		Natwest Group PLC
	$2,000,000	6.00%, due 12/29/2025	2,210,860	(s)(t)
	1,925,000	4.60%, due 6/28/2031	1,896,125	(s)(t)
	10,880,000	3.03%, due 11/28/2035	10,826,019	(k)(s)
	3,400,000	Nordea Bank Abp, 3.75%, due 3/1/2029	3,289,500	(l)(s)(t)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	203,938	(q)
	3,633,000	PNC Financial Services Group, Inc., Ser. T, 3.40%, due 9/15/2026	3,583,046	(s)(t)
	200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	202,223	(q)
	885,000	Royal Bank of Canada, (3M USD LIBOR + 0.36%), 0.48%, due 1/17/2023	887,681	(b)
	200,000	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	200,484	(q)(s)
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,599,852	(q)(s)(t)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,110,000	Societe Generale SA, 4.75%, due 5/26/2026	$1,137,029	(l)(s)(t)
	3,975,000	Standard Chartered PLC, 4.30%, due 8/19/2028	3,817,073	(l)(s)(t)
	5,470,000	SVB Financial Group, Ser. D, 4.25%, due 11/15/2026	5,486,410	(s)(t)
	680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.53%, due 1/27/2023	682,578	(b)
	1,040,000	Truist Bank, (SOFR + 0.20%), 0.25%, due 1/17/2024	1,039,961	(b)
	4,040,000	Truist Financial Corp., Ser. Q, 5.10%, due 3/1/2030	4,519,952	(s)(t)
	4,975,000	U.S. Bancorp, 3.70%, due 1/15/2027	4,955,349	(s)(t)
	1,015,000	U.S. Bank N.A., (3M USD LIBOR + 0.40%), 0.52%, due 12/9/2022	1,018,926	(b)
	825,000	UBS Group AG, 4.38%, due 2/10/2031	819,431	(l)(s)(t)
	3,551,000	UBS Group Funding AG, 6.88%, due 8/7/2025	4,003,752	(q)(s)(t)
		UniCredit SpA
	589,000	8.00%, due 6/3/2024	642,746	(q)(s)(t)
EUR	450,000	3.88%, due 6/3/2027	498,996	(q)(s)(t)
	$200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	203,396	(q)
		Wells Fargo & Co.
	1,423,000	(3M USD LIBOR + 1.23%), 1.36%, due 10/31/2023	1,438,781	(b)
	1,257,000	Ser. S, 5.90%, due 6/15/2024	1,340,163	(s)(t)
	1,480,000	Ser. BB, 3.90%, due 3/15/2026	1,507,750	(s)(t)
	440,000	Westpac Banking Corp., (3M USD LIBOR + 0.39%), 0.51%, due 1/13/2023	441,799	(b)
			183,191,265
Beverages 0.0%(f)
GBP	325,000	Premier Foods Finance PLC, 3.50%, due 10/15/2026	435,699	(q)
EUR	575,000	Sunshine Mid BV, 6.50%, due 5/15/2026	683,837	(q)
			1,119,536
Biotechnology 0.0%(f)
	$105,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.65%, due 9/29/2023	105,004	(b)
Building & Construction 0.2%
EUR	400,000	Aedas Homes Opco SLU, 4.00%, due 8/15/2026	469,780	(q)
	$5,230,000	MDC Holdings, Inc., 6.00%, due 1/15/2043	6,622,696	(k)
			7,092,476
Building Materials 0.3%
	525,000	Cemex SAB de CV, 5.20%, due 9/17/2030	568,418	(l)
	1,785,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,851,937	(l)
	1,835,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,899,225	(l)
	1,100,000	Masonite Int'l Corp., 5.38%, due 2/1/2028	1,155,000	(l)
EUR	1,050,000	PCF GmbH, 4.75%, due 4/15/2026	1,235,155	(q)
		Standard Industries, Inc.
	$1,210,000	4.75%, due 1/15/2028	1,247,813	(l)
	2,195,000	4.38%, due 7/15/2030	2,195,000	(l)
EUR	420,000	Victoria PLC, 3.75%, due 3/15/2028	490,918	(q)
	$200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	262,940	(q)
			10,906,406

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Cable & Satellite Television 1.4%
		CCO Holdings LLC/CCO Holdings Capital Corp.
	$1,730,000	5.00%, due 2/1/2028	$1,799,200	(l)
	2,135,000	4.75%, due 3/1/2030	2,204,387	(l)
	3,130,000	4.50%, due 8/15/2030	3,185,964	(l)
	1,205,000	4.25%, due 2/1/2031	1,199,578	(l)
		CSC Holdings LLC
	2,475,000	7.50%, due 4/1/2028	2,632,781	(l)
	1,160,000	6.50%, due 2/1/2029	1,244,100	(l)
	18,345,000	5.75%, due 1/15/2030	18,101,011	(k)(l)
	1,835,000	4.63%, due 12/1/2030	1,681,319	(l)
		DISH DBS Corp.
	1,785,000	7.75%, due 7/1/2026	1,983,581
	2,675,000	7.38%, due 7/1/2028	2,812,094
	2,275,000	5.13%, due 6/1/2029	2,189,688
		Radiate Holdco LLC/Radiate Finance, Inc.
	810,000	4.50%, due 9/15/2026	822,992	(l)
	2,015,000	6.50%, due 9/15/2028	2,015,000	(l)
		United Group BV
EUR	350,000	3.13%, due 2/15/2026	388,773	(q)
EUR	955,000	4.00%, due 11/15/2027	1,078,670	(q)
EUR	1,085,000	3.63%, due 2/15/2028	1,201,276	(q)
			44,540,414
Chemicals 0.7%
EUR	445,000	Ashland Services BV, 2.00%, due 1/30/2028	527,085	(q)
	$2,605,000	H.B. Fuller Co., 4.25%, due 10/15/2028	2,640,819
		INEOS Finance PLC
EUR	1,113,000	3.38%, due 3/31/2026	1,311,606	(q)
EUR	440,000	2.88%, due 5/1/2026	513,192	(q)
EUR	585,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	678,690	(q)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	218,968	(l)
	2,810,000	NOVA Chemicals Corp., 5.25%, due 6/1/2027	2,957,441	(l)
		Olympus Water U.S. Holding Corp.
	2,200,000	4.25%, due 10/1/2028	2,163,150	(l)
	900,000	6.25%, due 10/1/2029	897,750	(l)
	200,000	Sasol Financing Int'l Ltd., 4.50%, due 11/14/2022	204,168
	200,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	211,400
EUR	450,000	SGL Carbon SE, 4.63%, due 9/30/2024	520,980	(q)
	$1,940,000	Tronox, Inc., 4.63%, due 3/15/2029	1,901,840	(l)
	1,650,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	1,752,317	(l)
	4,650,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	4,690,687	(l)
			21,190,093
Commercial Services 0.3%
	2,865,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, due 7/15/2027	2,993,925	(l)
	200,000	Bidvest Group UK PLC, 3.63%, due 9/23/2026	200,500	(l)
	200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	207,222	(q)
	2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	2,071,161
EUR	1,539,000	House of Finance NV, 4.38%, due 7/15/2026	1,805,838	(q)
	$200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	196,550	(l)
EUR	1,917,000	Verisure Holding AB, 3.88%, due 7/15/2026	2,257,846	(q)
			9,733,042

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Consumer - Commercial Lease Financing 0.6%
	$1,722,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	$1,846,845	(l)(s)
	11,419,944	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	11,087,053	(k)(l)(v)
EUR	680,000	LeasePlan Corp. NV, 7.38%, due 5/29/2024	873,638	(q)(s)(t)
	$2,335,000	OneMain Finance Corp., 3.50%, due 1/15/2027	2,282,462
	1,700,000	Springleaf Finance Corp., 7.13%, due 3/15/2026	1,929,500
			18,019,498
Cosmetics - Personal Care 0.0%(f)
	900,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	890,820	(l)
Diversified Financial Services 0.8%
	6,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 1/30/2032	6,818,983
		Ally Financial, Inc.
	2,065,000	Ser. B, 4.70%, due 5/15/2026	2,139,856	(s)(t)
	725,000	Ser. C, 4.70%, due 5/15/2028	737,688	(s)(t)
		American Express Co.
	876,000	(3M USD LIBOR + 0.65%), 0.77%, due 2/27/2023	881,435	(b)
	1,810,000	3.55%, due 9/15/2026	1,819,050	(s)(t)
		Banco BTG Pactual SA
	200,000	4.50%, due 1/10/2025	203,250	(l)
	256,000	2.75%, due 1/11/2026	245,763	(l)
		Capital One Financial Corp.
	280,000	(3M USD LIBOR + 0.95%), 1.07%, due 3/9/2022	280,627	(b)
	905,000	(3M USD LIBOR + 0.72%), 0.85%, due 1/30/2023	910,172	(b)
	1,795,000	Ser. M, 3.95%, due 9/1/2026	1,822,463	(s)(t)
	5,557,000	Charles Schwab Corp., Ser. H, 4.00%, due 12/1/2030	5,640,355	(s)(t)
	2,081,000	Discover Financial Services, Ser. C, 5.50%, due 10/30/2027	2,231,872	(s)(t)
	200,000	Haitong Int'l Securities Group Ltd., 3.13%, due 5/18/2025	205,328	(q)
	1,435,000	XP, Inc., 3.25%, due 7/1/2026	1,372,577	(l)
			25,309,419
Electric 1.1%
	1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	1,521,343	(q)
	1,095,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	1,082,260	(l)
	200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	201,970	(l)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	240,847	(q)(s)(t)
	6,300,000	CMS Energy Corp., 3.75%, due 12/1/2050	6,284,250	(k)(s)
	200,000	Comision Federal de Electricidad, 4.75%, due 2/23/2027	221,750	(q)
	595,000	Dominion Energy, Inc., Ser. D, (3M USD LIBOR + 0.53%), 0.65%, due 9/15/2023	595,151	(b)
	525,000	Duke Energy Corp., (SOFR + 0.25%), 0.30%, due 6/10/2023	525,083	(b)
	325,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 0.37%, due 11/26/2021	325,062	(b)
EUR	200,000	Electricite de France SA, 3.38%, due 6/15/2030	240,208	(q)(s)(t)
	$760,000	Florida Power & Light Co., (SOFR + 0.25%), 0.30%, due 5/10/2023	759,886	(b)
	126,380	Genneia SA, 8.75%, due 9/2/2027	120,567	(l)
	975,000	National Rural Utilities Cooperative Finance Corp., Ser. D, (SOFR + 0.33%), 0.38%, due 10/18/2024	975,818	(b)
	710,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 0.45%, due 11/3/2023	710,405	(b)(p)
	200,000	Orazul Energy Egenor SCA, 5.63%, due 4/28/2027	198,702	(q)
	8,460,000	Pacific Gas & Electric Co., 4.30%, due 3/15/2045	8,562,365	(k)
	200,000	Pampa Energia SA, 7.38%, due 7/21/2023	191,802	(q)
	595,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 0.38%, due 6/24/2024	595,405	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$855,000	Southern California Edison Co., Ser. D, (3M USD LIBOR + 0.27%), 0.39%, due 12/3/2021	$855,122	(b)
		Southern Co.
	11,305,000	Ser. B, 4.00%, due 1/15/2051	11,787,723	(k)(s)
EUR	320,000	1.88%, due 9/15/2081	361,226	(s)
			36,356,945
Electric - Generation 1.0%
		Calpine Corp.
	$3,120,000	4.50%, due 2/15/2028	3,160,591	(k)(l)
	990,000	5.13%, due 3/15/2028	985,050	(l)
	4,110,000	4.63%, due 2/1/2029	3,986,700	(l)
	4,266,000	5.00%, due 2/1/2031	4,181,107	(l)
	1,465,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,472,178	(l)
		NRG Energy, Inc.
	605,000	5.25%, due 6/15/2029	644,325	(l)
	7,240,000	3.63%, due 2/15/2031	7,046,330	(k)(l)
	2,030,000	3.88%, due 2/15/2032	1,989,400	(l)
	1,695,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	1,720,425	(l)
		Vistra Operations Co. LLC
	4,940,000	5.00%, due 7/31/2027	5,063,500	(k)(l)
	1,780,000	4.38%, due 5/1/2029	1,762,200	(l)
			32,011,806
Electric - Integrated 0.2%
GBP	700,000	Electricite de France SA, 6.00%, due 1/29/2026	1,042,313	(q)(s)(t)
	$3,760,000	FirstEnergy Corp., Ser. C, 5.35%, due 7/15/2047	4,562,892	(w)
		Talen Energy Supply LLC
	1,225,000	10.50%, due 1/15/2026	809,933	(l)
	805,000	7.25%, due 5/15/2027	769,966	(l)
			7,185,104
Electronics 0.0%(f)
	450,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 0.50%, due 8/8/2022	451,326	(b)
EUR	400,000	Infineon Technologies AG, 3.63%, due 1/1/2028	505,172	(q)(s)(t)
			956,498
Energy - Alternate Sources 0.0%(f)
	$610,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	672,525	(l)
	640,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	685,542	(l)
			1,358,067
Energy - Exploration & Production 0.5%
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	1,150,000	7.00%, due 11/1/2026	1,187,375	(l)
	550,000	8.25%, due 12/31/2028	598,125	(l)
	1,475,000	5.88%, due 6/30/2029	1,493,113	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Comstock Resources, Inc.
	$2,353,000	6.75%, due 3/1/2029	$2,529,475	(l)
	2,595,000	5.88%, due 1/15/2030	2,698,281	(l)
		Hilcorp Energy I L.P./Hilcorp Finance Co.
	510,000	6.25%, due 11/1/2028	523,413	(l)
	851,000	5.75%, due 2/1/2029	863,765	(l)
	938,000	6.00%, due 2/1/2031	962,738	(l)
	3,005,000	Occidental Petroleum Corp., 4.30%, due 8/15/2039	3,020,025
	1,310,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,347,663
	685,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	702,810	(l)
EUR	300,000	Wintershall Dea Finance 2 BV, 3.00%, due 7/20/2028	341,192	(q)(s)(t)
			16,267,975
Engineering & Construction 0.1%
	$410,000	China Minmetals Corp., 3.75%, due 11/13/2022	415,898	(q)(s)(t)
	1,050,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	1,114,312	(l)
			1,530,210
Entertainment 0.1%
	1,220,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,261,175	(l)
	1,385,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	1,400,581	(l)
			2,661,756
Environmental 0.2%
	4,080,000	GFL Environmental, Inc., 4.75%, due 6/15/2029	4,115,639	(l)
EUR	590,000	Paprec Holding SA, 4.00%, due 3/31/2025	690,020	(q)
			4,805,659
Food 0.2%
EUR	225,000	Picard Bondco SA, 5.38%, due 7/1/2027	255,714	(q)
	$4,228,000	Sysco Corp., 6.60%, due 4/1/2050	6,790,830	(k)
			7,046,544
Food & Drug Retailers 0.2%
GBP	270,000	Bellis Acquisition Co. PLC, 3.25%, due 2/16/2026	353,559	(q)
GBP	415,000	Bellis Finco PLC, 4.00%, due 2/16/2027	535,096	(l)
EUR	800,000	Casino Guichard Perrachon SA, 4.50%, due 3/7/2024	900,715	(q)
EUR	2,124,000	eG Global Finance PLC, 4.38%, due 2/7/2025	2,421,460	(q)
GBP	645,000	Iceland Bondco PLC, 4.63%, due 3/15/2025	809,970	(q)
			5,020,800
Food - Wholesale 0.7%
		Kraft Heinz Foods Co.
	$1,865,000	5.20%, due 7/15/2045	2,371,988
	6,120,000	4.88%, due 10/1/2049	7,578,427	(k)
	1,880,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,959,900	(l)
		Pilgrim's Pride Corp.
	2,280,000	4.25%, due 4/15/2031	2,405,400	(l)
	1,285,000	3.50%, due 3/1/2032	1,288,213	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Post Holdings, Inc.
	$2,975,000	5.63%, due 1/15/2028	$3,105,007	(l)
	2,820,000	5.50%, due 12/15/2029	2,999,775	(l)
	1,415,000	4.63%, due 4/15/2030	1,422,075	(l)
			23,130,785
Forestry & Paper 0.1%
EUR	1,478,000	Ahlstrom-Munksjo Holding 3 Oy, 3.63%, due 2/4/2028	1,697,577	(q)
		Sappi Papier Holding GmbH
EUR	100,000	3.13%, due 4/15/2026	116,467	(q)
EUR	550,000	3.63%, due 3/15/2028	640,469	(q)(u)
			2,454,513
Gaming 0.8%
		Caesars Entertainment, Inc.
	$1,145,000	6.25%, due 7/1/2025	1,204,368	(l)
	4,805,000	8.13%, due 7/1/2027	5,381,840	(k)(l)
EUR	600,000	lnt'l Game Technology PLC, 3.50%, due 6/15/2026	709,851	(q)
EUR	630,000	Playtech PLC, 4.25%, due 3/7/2026	746,851	(q)
EUR	875,000	Sazka Group AS, 3.88%, due 2/15/2027	1,008,283	(q)
		Scientific Games Int'l, Inc.
EUR	615,000	5.50%, due 2/15/2026	735,148	(q)
	$1,675,000	8.25%, due 3/15/2026	1,775,500	(l)
	3,520,000	7.00%, due 5/15/2028	3,803,184	(l)
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	4,466,000	5.50%, due 3/1/2025	4,541,364	(l)
	4,900,000	5.25%, due 5/15/2027	4,967,375	(l)(u)
			24,873,764
Gas 0.0%(f)
	285,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 0.50%, due 3/9/2023	285,055	(b)
	535,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 0.62%, due 3/2/2023	534,978	(b)
	265,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 0.47%, due 9/14/2023	265,045	(b)
			1,085,078
Gas Distribution 2.2%
		Antero Midstream Partners L.P./Antero Midstream Finance Corp.
	1,085,000	5.75%, due 3/1/2027	1,120,263	(l)
	4,090,000	5.75%, due 1/15/2028	4,279,162	(l)
	1,260,000	5.38%, due 6/15/2029	1,316,637	(l)
		Buckeye Partners L.P.
	800,000	4.13%, due 12/1/2027	806,000
	3,835,000	4.50%, due 3/1/2028	3,787,062	(l)
	500,000	5.85%, due 11/15/2043	492,950
	2,570,000	5.60%, due 10/15/2044	2,492,900
	3,215,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	3,432,591
	6,960,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	7,238,400	(k)(l)
	300,000	DCP Midstream LLC, 5.85%, due 5/21/2043	279,600	(l)(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	DCP Midstream Operating L.P.
$1,110,000	5.63%, due 7/15/2027	$1,266,467
1,615,000	5.13%, due 5/15/2029	1,829,020
565,000	5.60%, due 4/1/2044	678,000
3,535,000	DT Midstream, Inc., 4.13%, due 6/15/2029	3,560,275	(l)
	EQM Midstream Partners L.P.
565,000	6.00%, due 7/1/2025	613,025	(l)
250,000	6.50%, due 7/1/2027	278,125	(l)
805,000	4.50%, due 1/15/2029	828,144	(l)
480,000	4.75%, due 1/15/2031	496,956	(l)
	EQT Midstream Partners L.P.
1,375,000	4.13%, due 12/1/2026	1,414,531
2,360,000	5.50%, due 7/15/2028	2,599,374
	Genesis Energy L.P./Genesis Energy Finance Corp.
705,000	6.50%, due 10/1/2025	694,919
1,020,000	6.25%, due 5/15/2026	986,850
525,000	8.00%, due 1/15/2027	527,468
2,215,000	ITT Holdings LLC, 6.50%, due 8/1/2029	2,220,537	(l)
	New Fortress Energy, Inc.
2,475,000	6.75%, due 9/15/2025	2,410,019	(l)
8,225,000	6.50%, due 9/30/2026	7,993,384	(k)(l)
1,275,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	1,137,141
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
2,890,000	7.50%, due 10/1/2025	3,124,812	(l)
655,000	6.00%, due 3/1/2027	678,744	(l)
2,905,000	5.50%, due 1/15/2028	2,915,545	(l)
1,545,000	6.00%, due 12/31/2030	1,545,340	(l)
3,350,000	6.00%, due 9/1/2031	3,295,562	(l)
1,715,000	Venture Global Calcasieu Pass LLC, 4.13%, due 8/15/2031	1,774,939	(l)
1,450,000	Western Gas Partners L.P., 5.30%, due 3/1/2048	1,689,250
1,790,000	Western Midstream Operating L.P., 5.30%, due 2/1/2030	1,962,288	(w)
		71,766,280
Health Facilities 0.8%
1,220,000	Acadia Healthcare Co., Inc., 5.50%, due 7/1/2028	1,271,850	(l)
	CHS/Community Health Systems, Inc.
3,290,000	8.00%, due 3/15/2026	3,470,950	(l)
680,000	5.63%, due 3/15/2027	711,586	(l)
2,509,000	8.00%, due 12/15/2027	2,719,129	(l)
745,000	6.00%, due 1/15/2029	784,112	(l)
3,605,000	6.88%, due 4/15/2029	3,708,644	(l)
4,625,000	6.13%, due 4/1/2030	4,546,190	(l)
1,210,000	4.75%, due 2/15/2031	1,210,000	(l)
7,625,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	8,005,869	(k)(l)
		26,428,330
Health Services 0.3%
4,460,000	DaVita, Inc., 4.63%, due 6/1/2030	4,482,122	(l)
2,615,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	1,756,678	(l)
1,470,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	1,565,550	(l)
1,300,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	1,150,500	(l)(u)
		8,954,850
Healthcare - Products 0.0%(f)
700,000	Thermo Fisher Scientific, Inc., (SOFR + 0.39%), 0.44%, due 10/18/2023	700,407	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Healthcare - Services 0.3%
	$2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	$2,281,945
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	2,417,397
		HCA, Inc.
	585,000	5.63%, due 9/1/2028	685,608
	580,000	5.88%, due 2/1/2029	690,322
	2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	2,368,080
			8,443,352
Holding Companies - Diversified 0.0%(f)
	200,000	Alfa S.A., 5.25%, due 3/25/2024	213,300	(q)
	200,000	KOC Holding AS, 5.25%, due 3/15/2023	203,815	(q)
			417,115
Home Builders 0.1%
		Taylor Morrison Communities, Inc.
	630,000	5.88%, due 6/15/2027	704,813	(l)
	1,095,000	5.75%, due 1/15/2028	1,205,507	(l)
	755,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	823,894
			2,734,214
Hotels 0.1%
EUR	900,000	Accor SA, 2.63%, due 1/30/2025	994,612	(q)(s)(t)
	$2,495,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	2,577,460	(l)
			3,572,072
Insurance 0.1%
EUR	220,000	Athene Global Funding, 0.63%, due 1/12/2028	251,089	(q)
EUR	250,000	Credit Logement SA, (3M EURIBOR + 1.15%), 0.60%, due 12/16/2021	280,613	(b)(q)(t)
	$2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	2,362,625	(l)(s)
	500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 0.56%, due 7/12/2022	501,548	(b)(l)
			3,395,875
Insurance Brokerage 0.5%
	3,950,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	4,078,375	(l)
	2,315,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	2,307,777	(l)
		AssuredPartners, Inc.
	1,865,000	7.00%, due 8/15/2025	1,890,644	(l)
	3,840,000	5.63%, due 1/15/2029	3,811,200	(l)
	2,770,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,915,425	(l)
			15,003,421
Integrated Energy 0.1%
GBP	225,000	Petrobras Global Finance BV, 5.38%, due 10/1/2029	329,273
		Petroleos Mexicanos
EUR	1,152,000	4.75%, due 2/26/2029	1,313,479	(q)
	$1,875,000	6.35%, due 2/12/2048	1,598,438

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	815,000	Repsol Int'l Finance BV, 4.25%, due 9/11/2028	$1,018,314	(q)(s)(t)
			4,259,504
Internet 0.0%(f)
		Netflix, Inc.
	$390,000	5.88%, due 11/15/2028	474,708
	380,000	6.38%, due 5/15/2029	479,275
			953,983
Investment Companies 0.0%(f)
	267,000	Huarong Finance 2017 Co. Ltd., (3M USD LIBOR + 1.85%), 1.98%, due 4/27/2022	262,995	(b)(q)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	189,250	(q)
			452,245
Investments & Misc. Financial Services 0.3%
EUR	430,000	doBank SpA, 5.00%, due 8/4/2025	515,473	(q)
		Encore Capital Group, Inc.
GBP	1,125,000	5.38%, due 2/15/2026	1,588,741	(q)
GBP	1,372,000	4.25%, due 6/1/2028	1,831,688	(q)
		Intrum AB
EUR	1,895,000	3.50%, due 7/15/2026	2,183,613	(q)
EUR	1,450,000	3.00%, due 9/15/2027	1,619,864	(q)(u)
EUR	640,000	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 3.00%, due 6/15/2029	712,968	(q)(u)
EUR	450,000	Platin 1426 GmbH, 5.38%, due 6/15/2023	520,200	(q)
EUR	547,000	SoftBank Group Corp., 4.00%, due 9/19/2029	630,852	(q)
			9,603,399
Iron - Steel 0.3%
	$1,350,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	1,495,532	(q)
	3,840,000	CSN Islands XI Corp., 6.75%, due 1/28/2028	4,078,080	(l)
	200,000	CSN Resources SA, 7.63%, due 4/17/2026	210,452	(q)
		Metinvest BV
	665,000	7.65%, due 10/1/2027	729,173	(l)
	2,370,000	7.75%, due 10/17/2029	2,576,664	(l)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	1,158,482	(q)
	200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	208,977	(q)
			10,457,360
Leisure Time 0.0%(f)
EUR	222,000	Pinnacle Bidco PLC, 5.50%, due 2/15/2025	261,103	(q)
Lodging 0.2%
	$2,215,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	2,218,322	(l)(u)
		Studio City Finance Ltd.
	200,000	6.00%, due 7/15/2025	194,050	(q)
	1,260,000	6.50%, due 1/15/2028	1,211,175	(l)
	2,065,000	Wynn Macau Ltd., 5.50%, due 1/15/2026	1,940,832	(l)
			5,564,379

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Machinery 0.2%
	$1,500,000	Harsco Corp., 5.75%, due 7/31/2027	$1,558,125	(l)
EUR	595,000	IMA Industria Macchine Automatiche SpA, 3.75%, due 1/15/2028	682,595	(q)
	$1,760,000	Terex Corp., 5.00%, due 5/15/2029	1,795,200	(l)
EUR	720,000	TK Elevator Holdco GmbH, 6.63%, due 7/15/2028	869,847	(q)
			4,905,767
Machinery - Construction & Mining 0.1%
		Caterpillar Financial Services Corp.
	$1,155,000	(3M USD LIBOR + 0.74%), 0.86%, due 5/13/2022	1,159,229	(b)
	549,000	(SOFR + 0.27%), 0.32%, due 9/13/2024	550,427	(b)
			1,709,656
Machinery - Diversified 0.1%
		John Deere Capital Corp.
	709,000	(SOFR + 0.12%), 0.17%, due 7/10/2023	709,241	(b)
	436,000	(SOFR + 0.20%), 0.25%, due 10/11/2024	437,038	(b)
	555,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.58%, due 4/5/2023	555,041	(b)
			1,701,320
Managed Care 0.4%
	14,015,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	12,783,011	(l)(u)
Media 0.3%
	7,020,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	7,978,966	(k)
	773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	792,905	(l)
	560,000	Comcast Corp., (3M USD LIBOR + 0.63%), 0.75%, due 4/15/2024	565,359	(b)
		Walt Disney Co.
	615,000	(3M USD LIBOR + 0.39%), 0.51%, due 3/4/2022	615,867	(b)
CAD	700,000	3.06%, due 3/30/2027	583,591
			10,536,688
Media Content 0.5%
EUR	500,000	Banijay Group SAS, 6.50%, due 3/1/2026	595,407	(q)
	$3,480,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	3,558,300	(l)
		Sirius XM Radio, Inc.
	420,000	5.00%, due 8/1/2027	438,375	(l)
	5,580,000	5.50%, due 7/1/2029	6,019,425	(k)(l)
	5,870,000	4.13%, due 7/1/2030	5,843,820	(k)(l)
			16,455,327
Medical Products 0.1%
		Mozart Debt Merger Sub, Inc.
	1,385,000	3.88%, due 4/1/2029	1,378,075	(l)
	2,105,000	5.25%, due 10/1/2029	2,136,575	(l)
			3,514,650

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Metals - Mining Excluding Steel 0.3%
	First Quantum Minerals Ltd.
$1,880,000	6.88%, due 3/1/2026	$1,957,550	(l)
4,195,000	6.88%, due 10/15/2027	4,478,162	(l)
	Hudbay Minerals, Inc.
1,270,000	4.50%, due 4/1/2026	1,266,825	(l)
1,260,000	6.13%, due 4/1/2029	1,326,150	(l)
		9,028,687
Mining 0.1%
200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	196,613	(q)
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	201,500	(l)
1,145,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	1,250,912	(l)
200,000	Vedanta Resources Ltd., 6.38%, due 7/30/2022	198,400	(q)
	Volcan Cia Minera SAA
130,000	5.38%, due 2/2/2022	130,325	(q)
1,130,000	4.38%, due 2/11/2026	1,101,750	(l)
		3,079,500
Miscellaneous Manufacturer 0.1%
2,855,000	FXI Holdings, Inc., 7.88%, due 11/1/2024	2,908,531	(l)
	General Electric Capital Corp.
1,115,000	(3M USD LIBOR + 1.00%), 1.12%, due 3/15/2023	1,128,306	(b)
240,000	(3M USD LIBOR + 1.00%), 1.12%, due 4/15/2023	242,083	(b)
		4,278,920
Multi-National 0.0%(f)
200,000	Africa Finance Corp., 3.88%, due 4/13/2024	211,288	(q)
855,000	Banque Ouest Africaine de Developpement, 4.70%, due 10/22/2031	930,890	(l)
		1,142,178
Oil & Gas 1.0%
10,165,000	BP Capital PLC, 4.88%, due 3/22/2030	11,065,212	(k)(s)(t)
525,000	Chevron USA, Inc., (3M USD LIBOR + 0.11%), 0.23%, due 8/12/2022	525,336	(b)
700,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	715,750	(l)
	Ecopetrol SA
89,000	5.88%, due 9/18/2023	95,595
200,000	4.13%, due 1/16/2025	206,900
1,410,000	7.38%, due 9/18/2043	1,635,106
1,215,000	5.88%, due 5/28/2045	1,230,005
200,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 7/19/2022	205,379	(q)
200,000	Geopark Ltd., 5.50%, due 1/17/2027	198,702	(q)
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
675,000	6.38%, due 6/1/2028	663,194	(l)
200,000	6.38%, due 6/1/2028	196,502	(q)
2,220,000	KazMunayGas National Co. JSC, 5.75%, due 4/19/2047	2,676,299	(l)
	Leviathan Bond Ltd.
148,000	5.75%, due 6/30/2023	153,465	(q)
1,376,000	6.13%, due 6/30/2025	1,483,001	(q)
1,125,000	6.50%, due 6/30/2027	1,226,894	(q)
200,000	Lukoil Capital DAC, 2.80%, due 4/26/2027	199,847	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,215,000	Medco Bell Pte Ltd., 6.38%, due 1/30/2027	$1,244,768	(l)
	955,000	Pertamina Persero PT, 6.45%, due 5/30/2044	1,249,576	(l)
	200,000	Petrobras Global Finance BV, 7.38%, due 1/17/2027	235,252
		Petroleos Mexicanos
	36,000	6.88%, due 10/16/2025	39,325	(l)
	14,000	6.49%, due 1/23/2027	14,882
	287,000	6.50%, due 3/13/2027	305,942
	5,135,000	7.69%, due 1/23/2050	4,903,925	(k)
		Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	203,129	(l)
	200,000	1.45%, due 1/8/2026	197,114	(l)
	1,105,000	State Oil Co. of the Azerbaijan Republic, 6.95%, due 3/18/2030	1,351,159	(q)
	244,000	Tecpetrol SA, 4.88%, due 12/12/2022	243,719	(q)
	214,000	Tengizchevroil Finance Co. Int'l Ltd., 2.63%, due 8/15/2025	217,210	(l)
	200,000	Tullow Oil PLC, 10.25%, due 5/15/2026	210,700	(l)
	143,500	YPF SA, 8.50%, due 3/23/2025	130,264	(l)
			33,024,152
Oil Field Equipment & Services 0.1%
		USA Compression Partners L.P./USA Compression Finance Corp.
	1,736,000	6.88%, due 4/1/2026	1,794,590
	445,000	6.88%, due 9/1/2027	462,244
			2,256,834
Packaging 0.2%
	1,465,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,507,104	(l)
	1,795,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	1,846,606	(l)
EUR	300,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	314,509	(l)(u)
	$2,665,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,628,356	(l)
EUR	285,000	Schoeller Packaging BV, 6.38%, due 11/1/2024	337,929	(q)
			6,634,504
Personal & Household Products 0.2%
	$4,525,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	4,519,344	(l)
EUR	725,000	Ontex Group NV, 3.50%, due 7/15/2026	800,138	(q)
			5,319,482
Pharmaceuticals 0.6%
	$930,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.78%, due 11/21/2022	934,994	(b)
	925,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 0.74%, due 6/10/2022	927,398	(b)
	2,825,000	Bausch Health Cos., Inc., 5.00%, due 1/30/2028	2,607,532	(l)
EUR	200,000	Bayer AG, 1.00%, due 1/12/2036	218,829	(q)
	$795,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.50%, due 5/16/2022	796,998	(b)
	245,000	Cigna Corp., (3M USD LIBOR + 0.89%), 1.01%, due 7/15/2023	247,622	(b)
EUR	1,130,000	Gruenenthal GmbH, 3.63%, due 11/15/2026	1,340,494	(q)
EUR	600,000	Nidda BondCo GmbH, 5.00%, due 9/30/2025	683,378	(q)
EUR	220,000	Takeda Pharmaceutical Co. Ltd., 1.38%, due 7/9/2032	262,809
EUR	1,600,000	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 3/31/2027	1,705,151	(q)
	$1,740,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/1/2026	1,639,950

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$6,380,000	Upjohn, Inc., 4.00%, due 6/22/2050	$6,848,675
			18,213,830
Pipelines 1.1%
		Energy Transfer L.P.
	11,110,000	Ser. B, 6.63%, due 2/15/2028	10,762,812	(k)(s)(t)
	15,400,000	Ser. G, 7.13%, due 5/15/2030	16,112,250	(k)(s)(t)
	2,325,000	Galaxy Pipeline Assets Bidco Ltd., 2.94%, due 9/30/2040	2,283,728	(l)
	4,285,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	4,470,888	(k)
	400,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	468,584	(q)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	180,000	5.38%, due 2/1/2027	186,300
	170,000	6.50%, due 7/15/2027	182,113
	185,000	5.00%, due 1/15/2028	194,683
	165,000	6.88%, due 1/15/2029	184,800
			34,846,158
Real Estate 0.1%
	1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	1,239,885	(q)
EUR	220,000	Fastighets AB Baldr, 1.25%, due 1/28/2028	253,635	(q)
	$200,000	Greenland Global Investment Ltd., 6.75%, due 9/26/2023	131,395	(q)
	200,000	Kaisa Group Holdings Ltd., 11.25%, due 4/9/2022	75,458	(q)
	1,120,000	NWD MTN Ltd., 4.13%, due 7/18/2029	1,123,202	(q)
		Sunac China Holdings Ltd.
	200,000	7.50%, due 2/1/2024	149,052	(q)
	200,000	6.50%, due 1/26/2026	139,126	(q)(u)
EUR	200,000	Vonovia Finance BV, 2.25%, due 4/7/2030	255,129	(q)
			3,366,882
Real Estate Development & Management 0.4%
EUR	280,000	CPI Property Group SA, 4.88%, due 8/18/2026	332,157	(q)(s)(t)
EUR	510,000	Flamingo Lux II SCA, 5.00%, due 3/31/2029	575,766	(q)
		Realogy Group LLC/Realogy Co-Issuer Corp.
	$1,760,000	7.63%, due 6/15/2025	1,880,472	(l)
	6,546,000	5.75%, due 1/15/2029	6,783,293	(k)(l)
EUR	370,000	Samhallsbyggnadsbolaget i Norden AB, 2.62%, due 1/30/2025	419,615	(q)(s)(t)
EUR	325,000	Summit Properties Ltd., 2.00%, due 1/31/2025	366,378	(q)
EUR	1,100,000	Vivion Investments S.a.r.l., 3.00%, due 8/8/2024	1,222,325	(q)(u)
			11,580,006
Real Estate Investment Trusts 1.2%
EUR	200,000	American Tower Corp., 0.95%, due 10/5/2030	227,505
	$1,875,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	1,919,531	(l)
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	253,245	(q)
		EPR Properties
	$1,875,000	4.95%, due 4/15/2028	2,052,927
	3,900,000	3.75%, due 8/15/2029	4,005,065
		Hospitality Properties Trust
	1,407,000	4.95%, due 2/15/2027	1,385,895
	3,348,000	3.95%, due 1/15/2028	3,113,640

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Iron Mountain, Inc.
	$1,660,000	4.88%, due 9/15/2027	$1,710,862	(l)
	4,505,000	5.25%, due 3/15/2028	4,696,463	(l)
	1,085,000	5.00%, due 7/15/2028	1,117,550	(l)
	1,715,000	4.88%, due 9/15/2029	1,771,767	(l)
	805,000	5.25%, due 7/15/2030	840,589	(l)
	4,725,000	5.63%, due 7/15/2032	5,032,125	(k)(l)
	3,010,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	3,070,200
		Trust F/1401
	200,000	5.25%, due 12/15/2024	217,500	(q)
	200,000	5.25%, due 1/30/2026	219,000	(l)
EUR	200,000	Unibail-Rodamco-Westfield SE, 2.13%, due 7/25/2023	227,154	(q)(s)(t)
	$6,600,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	6,676,461	(k)(l)
			38,537,479
Recreation & Travel 1.5%
		Carnival Corp.
EUR	520,000	10.13%, due 2/1/2026	688,311	(q)
	$3,770,000	7.63%, due 3/1/2026	3,972,034	(l)
EUR	565,000	7.63%, due 3/1/2026	701,166	(q)
	$3,490,000	5.75%, due 3/1/2027	3,551,075	(l)
	3,755,000	9.88%, due 8/1/2027	4,322,944	(l)
	2,290,000	Cedar Fair L.P., 5.25%, due 7/15/2029	2,372,967
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	3,520,000	5.50%, due 5/1/2025	3,652,000	(l)
	2,395,000	5.38%, due 4/15/2027	2,466,850
EUR	780,000	Motion Bondco DAC, 4.50%, due 11/15/2027	854,968	(q)
EUR	300,000	Motion Finco S.a.r.l., 7.00%, due 5/15/2025	361,972	(q)
		NCL Corp. Ltd.
	$2,075,000	3.63%, due 12/15/2024	1,953,094	(l)
	1,825,000	5.88%, due 3/15/2026	1,829,562	(l)
	595,000	NCL Finance Ltd., 6.13%, due 3/15/2028	600,206	(l)
GBP	2,440,000	Pinnacle Bidco PLC, 6.38%, due 2/15/2025	3,364,308	(q)
	$5,280,000	Royal Caribbean Cruises Ltd., 5.50%, due 4/1/2028	5,372,400	(k)(l)
	3,060,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	3,117,375	(l)
		Six Flags Entertainment Corp.
	1,620,000	4.88%, due 7/31/2024	1,632,150	(l)
	3,755,000	5.50%, due 4/15/2027	3,886,425	(l)
	3,440,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	3,655,000	(l)
			48,354,807
Restaurants 0.1%
	2,250,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	2,179,643	(l)
Semiconductors 0.5%
	864,000	Analog Devices, Inc., (SOFR + 0.25%), 0.30%, due 10/1/2024	864,878	(b)
		Broadcom, Inc.
	7,265,000	4.15%, due 11/15/2030	7,987,163	(k)
	6,365,000	3.50%, due 2/15/2041	6,314,079	(k)(l)
			15,166,120

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Software 0.0%(f)
EUR	217,000	Fidelity National Information Services, Inc., 1.00%, due 12/3/2028	$254,695
Software - Services 0.2%
EUR	305,000	Brunello Bidco SpA, 3.50%, due 2/15/2028	349,369	(q)
EUR	565,000	Centurion Bidco SpA, 5.88%, due 9/30/2026	677,659	(q)
	$1,775,000	Endurance Acquisition Merger Sub, 6.00%, due 2/15/2029	1,633,000	(l)
EUR	590,000	IPD 3 BV, 5.50%, due 12/1/2025	699,114	(q)
		Presidio Holdings, Inc.
	$1,485,000	4.88%, due 2/1/2027	1,510,988	(l)
	1,865,000	8.25%, due 2/1/2028	1,981,563	(l)
			6,851,693
Specialty Retail 0.7%
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	714,314	(q)
EUR	455,000	BK LC Lux Finco1 S.a.r.l., 5.25%, due 4/30/2029	542,336	(q)
		Carvana Co.
	$8,435,000	5.88%, due 10/1/2028	8,582,613	(k)(l)
	2,290,000	4.88%, due 9/1/2029	2,215,575	(l)(u)
GBP	300,000	Constellation Automotive Financing PLC, 4.88%, due 7/15/2027	394,953	(q)
		Dufry One BV
EUR	1,500,000	2.00%, due 2/15/2027	1,633,475	(q)
EUR	2,415,000	3.38%, due 4/15/2028	2,740,144	(q)
		Gap, Inc.
	$870,000	3.63%, due 10/1/2029	852,600	(l)
	1,025,000	3.88%, due 10/1/2031	1,004,500	(l)
EUR	2,550,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	2,964,992	(q)
EUR	455,000	Tendam Brands SAU, (3M EURIBOR + 5.25%, Floor 5.25%), 5.25%, due 9/15/2024	523,350	(b)(q)
			22,168,852
Steel Producers - Products 0.1%
	$3,055,000	ArcelorMittal, 6.75%, due 3/1/2041	4,211,073	(w)
Support - Services 2.1%
	2,102,000	ADT Corp., 4.88%, due 7/15/2032	2,102,105	(l)
		Allied Universal Holdco LLC/Allied Universal Finance Corp.
	1,930,000	6.63%, due 7/15/2026	2,027,716	(l)
	2,660,000	6.00%, due 6/1/2029	2,617,799	(l)
		Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
EUR	630,000	3.63%, due 6/1/2028	713,243	(q)
	$1,210,000	4.63%, due 6/1/2028	1,200,223	(l)
	1,340,000	4.63%, due 6/1/2028	1,327,873	(l)
		APX Group, Inc.
	1,355,000	6.75%, due 2/15/2027	1,429,525	(l)
	2,185,000	5.75%, due 7/15/2029	2,165,881	(l)
	4,910,000	Aramark Services, Inc., 5.00%, due 2/1/2028	5,020,475	(k)(l)
	2,810,000	ASGN, Inc., 4.63%, due 5/15/2028	2,901,325	(l)
EUR	460,000	Avis Budget Finance PLC, 4.75%, due 1/30/2026	539,790	(q)
	$2,020,000	Clarivate Science Holdings Corp., 4.88%, due 7/1/2029	2,011,314	(l)
		Garda World Security Corp.
	1,215,000	4.63%, due 2/15/2027	1,205,888	(l)
	2,235,000	6.00%, due 6/1/2029	2,179,125	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	575,000	House of HR, 7.50%, due 1/15/2027	$702,747	(q)
	$3,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	3,152,606	(l)
EUR	755,000	Kapla Holding SAS, 3.38%, due 12/15/2026	860,960	(q)
	$1,115,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,117,788	(l)
EUR	625,000	La Financiere Atalian SASU, 4.00%, due 5/15/2024	710,145	(q)
EUR	1,573,000	Loxam SAS, 5.75%, due 7/15/2027	1,868,393	(q)
		Mav Acquisition Corp.
	$2,210,000	5.75%, due 8/1/2028	2,171,214	(l)
	1,445,000	8.00%, due 8/1/2029	1,405,263	(l)
		Nielsen Finance LLC/Nielsen Finance Co.
	4,110,000	5.63%, due 10/1/2028	4,273,311	(l)
	2,085,000	5.88%, due 10/1/2030	2,182,578	(l)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	4,390,000	5.75%, due 4/15/2026	4,695,763	(k)(l)
	745,000	3.38%, due 8/31/2027	713,628	(l)
	1,950,000	6.25%, due 1/15/2028	1,998,750	(l)
		SRS Distribution, Inc.
	1,525,000	4.63%, due 7/1/2028	1,559,008	(l)
	850,000	6.13%, due 7/1/2029	874,438	(l)(u)
	1,660,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,689,050	(l)
EUR	440,000	Summer BC Holdco B S.a.r.l., 5.75%, due 10/31/2026	530,457	(q)
		United Rentals N.A., Inc.
	$1,115,000	5.25%, due 1/15/2030	1,206,988
	4,255,000	3.75%, due 1/15/2032	4,244,788
EUR	410,000	Verisure Midholding AB, 5.25%, due 2/15/2029	479,828	(l)
	$1,905,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	1,966,912	(l)
			65,846,897
Technology Hardware & Equipment 0.4%
	2,345,000	CommScope Finance LLC, 8.25%, due 3/1/2027	2,389,414	(l)
		CommScope Technologies LLC
	1,901,000	6.00%, due 6/15/2025	1,881,667	(l)
	2,215,000	5.00%, due 3/15/2027	2,055,164	(l)(u)
		CommScope, Inc.
	2,025,000	7.13%, due 7/1/2028	1,997,156	(l)
	2,055,000	4.75%, due 9/1/2029	2,016,366	(l)
	1,750,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,798,038	(l)
			12,137,805
Telecom - Wireless 0.0%(f)
GBP	355,000	Vodafone Group PLC, 4.88%, due 10/3/2078	513,164	(q)(s)
Telecom - Wireline Integrated & Services 1.5%
EUR	600,000	Altice Finco SA, 4.75%, due 1/15/2028	657,690	(q)
		Altice France Holding SA
EUR	600,000	4.00%, due 2/15/2028	646,507	(q)
	$5,540,000	6.00%, due 2/15/2028	5,263,000	(k)(l)
		Altice France SA
	3,400,000	5.50%, due 1/15/2028	3,408,500	(l)
EUR	2,980,000	4.13%, due 1/15/2029	3,387,879	(q)
		Consolidated Communications, Inc.
	$1,765,000	5.00%, due 10/1/2028	1,782,650	(l)
	1,645,000	6.50%, due 10/1/2028	1,751,744	(l)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	2,860,000	eircom Finance DAC, 3.50%, due 5/15/2026	$3,354,975	(q)
		Frontier Communications Corp.
	$1,550,000	5.88%, due 10/15/2027	1,623,625	(l)
	1,205,000	5.00%, due 5/1/2028	1,224,581	(l)
	1,790,000	6.75%, due 5/1/2029	1,841,463	(l)
	2,975,000	5.88%, due 11/1/2029	2,963,844
	1,440,000	6.00%, due 1/15/2030	1,446,811	(l)
		Iliad Holding SAS
	495,000	7.00%, due 10/15/2028	510,107	(l)
	555,000	6.50%, due 10/15/2026	571,883	(l)
	2,725,000	Level 3 Financing, Inc., 4.63%, due 9/15/2027	2,793,125	(l)
		Lorca Telecom Bondco SA
EUR	600,000	4.00%, due 9/18/2027	698,126	(l)
EUR	2,336,000	4.00%, due 9/18/2027	2,717,854	(q)
	$1,895,000	Lumen Technologies, Inc., 5.38%, due 6/15/2029	1,902,106	(l)
EUR	1,277,000	PLT VII Finance S.a.r.l., 4.63%, due 1/5/2026	1,503,385	(q)
	$660,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	656,263	(l)
GBP	2,945,000	Virgin Media Vendor Financing Notes III DAC, 4.88%, due 7/15/2028	4,036,834	(q)
	$3,950,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	4,011,581	(l)
			48,754,533
Telecommunications 0.9%
		AT&T, Inc.
	1,000,000	(3M USD LIBOR + 0.89%), 1.01%, due 2/15/2023	1,008,988	(b)
	335,000	(SOFR + 0.64%), 0.69%, due 3/25/2024	335,316	(b)
CAD	700,000	4.00%, due 11/25/2025	604,338
	$8,117,000	4.50%, due 3/9/2048	9,592,735	(k)
	2,635,000	3.65%, due 6/1/2051	2,740,679
CAD	500,000	Bell Telephone Co. of Canada or Bell Canada, 2.20%, due 5/29/2028	394,207
	$200,000	Bharti Airtel Int'l Netherlands BV, 5.35%, due 5/20/2024	217,244	(q)
	3,340,000	C&W Senior Financing DAC, 6.88%, due 9/15/2027	3,519,525	(l)
	200,000	MTN Mauritius Investments Ltd., 5.37%, due 2/13/2022	202,440	(q)
	3,090,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	3,409,895	(l)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	134,234	(q)
	$6,530,000	T-Mobile USA, Inc., 4.50%, due 4/15/2050	7,718,236	(k)
	239,000	VEON Holdings BV, 4.00%, due 4/9/2025	247,561	(l)
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	258,241	(q)
			30,383,639
Theaters & Entertainment 0.2%
		Live Nation Entertainment, Inc.
	3,660,000	6.50%, due 5/15/2027	4,007,700	(l)
	1,705,000	4.75%, due 10/15/2027	1,739,100	(l)
			5,746,800
Transportation 0.1%
	1,960,917	MV24 Capital BV, 6.75%, due 6/1/2034	2,022,706	(l)
EUR	138,650	Reseau Ferre France, 2.45%, due 2/28/2023	173,246
			2,195,952

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Transportation Infrastructure - Services 0.2%
EUR	2,900,000	Abertis Infraestructuras Finance BV, 3.25%, due 11/24/2025	$3,423,638	(q)(s)(t)
EUR	595,000	Atlantia SpA, 1.88%, due 7/13/2027	711,944	(q)
EUR	401,000	Autostrade per l'Italia SpA, 1.88%, due 9/26/2029	481,936	(q)
EUR	960,000	CMA CGM SA, 7.50%, due 1/15/2026	1,218,781	(q)
GBP	505,000	National Express Group PLC, 4.25%, due 11/26/2025	706,668	(q)(s)(t)
			6,542,967
Water 0.0%(f)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	231,154	(q)(s)(t)
		Total Corporate Bonds (Cost $1,218,036,055)	1,238,991,562
Municipal Notes 1.3%
California 0.4%
	$1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	2,430,556
	1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	2,287,307
	2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	2,107,114
	2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., (AGM Insured), Ser. 2019-A, 3.92%, due 1/15/2053	2,235,650
	1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,902,546
	1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,773,256
			12,736,429
Massachusetts 0.0%(f)
	1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,181,563
Michigan 0.1%
	1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	1,931,948
Nevada 0.1%
	2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	2,093,684
New Jersey 0.0%(f)
	695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	743,502
	595,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	642,735
			1,386,237
New York 0.1%
	2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	2,744,529

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Ohio 0.2%
$2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	$2,143,495
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	2,137,073
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	2,305,393
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	2,059,954
		8,645,915
Pennsylvania 0.1%
2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	2,159,500
Texas 0.2%
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,692,532
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	2,144,750
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,590,653
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	2,134,590
		7,562,525
Utah 0.1%
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	2,075,654
	Total Municipal Notes (Cost $41,685,416)	42,517,984
Asset-Backed Securities 6.1%
1,650,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), 7.40% due 10/15/2034	1,617,000	(b)(l)(o)(p)
	AIG CLO LLC
1,500,000	Ser. 2020-1A, Class DR, (3M USD LIBOR + 3.00%), 3.12%, due 4/15/2034	1,499,987	(b)(l)
3,000,000	Ser. 2020-1A, Class ER, (3M USD LIBOR + 6.30%), 6.42%, due 4/15/2034	2,963,076	(b)(l)
1,100,000	AIMCO CLO, Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 5.27%, due 4/17/2031	1,063,205	(b)(l)
1,050,000	AIMCO CLO 10 Ltd., Ser. 2019-10A, Class DR, (3M USD LIBOR + 2.90%), 3.03%, due 7/22/2032	1,049,995	(b)(l)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.13%, due 7/20/2031	537,953	(b)(l)
9,980,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	10,324,051	(l)
	American Express Credit Account Master Trust
1,000,000	Ser. 2017-2, Class A, (1M USD LIBOR + 0.45%), 0.54%, due 9/16/2024	1,001,211	(b)
665,000	Ser. 2017-5, Class A, (1M USD LIBOR + 0.38%), 0.47%, due 2/18/2025	666,578	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 2.63%, due 1/20/2031	483,683	(b)(l)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 5.63%, due 1/20/2031	472,600	(b)(l)
1,349,591	Apollo Aviation Securitization Asset Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	1,334,925	(l)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 3.87%, due 4/24/2031	4,752,890	(b)(l)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 6.97%, due 4/24/2031	1,701,628	(b)(l)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 6.22%, due 10/15/2030	1,978,469	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,000,000	Ares XXVII CLO Ltd., Ser. 2013-2A, Class ER2, (3M USD LIBOR + 6.75%), 6.88%, due 10/28/2034	$990,000	(b)(l)(o)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 2.98%, due 4/20/2031	248,468	(b)(l)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 5.73%, due 4/20/2031	1,444,234	(b)(l)
1,000,000	Battalion CLO Ltd., Ser. 2021-21A, Class D, (3M USD LIBOR + 3.30%), 3.43%, due 7/15/2034	1,001,003	(b)(l)
4,000,000	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	3,998,260	(l)(o)(p)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 6.53%, due 10/15/2030	2,924,865	(b)(l)
2,000,000	Bluemountain CLO Ltd., Ser. 2017-33A, Class E, (3M USD LIBOR + 6.83%), due 11/20/2034	2,000,000	(b)(d)(l)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D1R, (3M USD LIBOR + 3.30%), 3.42%, due 7/15/2036	700,606	(b)(l)
314,108	BMW Vehicle Lease Trust, Ser. 2021-1, Class A2, 0.20%, due 3/27/2023	314,109
28,750	BMW Vehicle Owner Trust, Ser. 2020-A, Class A2, 0.39%, due 2/27/2023	28,755
278,000	Canadian Pacer Auto Receivables Trust, Ser. 2021-1A, Class A2A, 0.24%, due 10/19/2023	277,864	(l)
	Canyon Capital CLO Ltd.
650,000	Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 5.63%, due 1/30/2031	605,360	(b)(l)
1,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.41%), 6.53%, due 4/15/2034	993,588	(b)(l)
1,005,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M USD LIBOR + 0.51%), 0.60%, due 9/16/2024	1,005,228	(b)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 2.73%, due 1/20/2031	985,224	(b)(l)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 6.03%, due 1/20/2031	1,006,515	(b)(l)
1,120,000	CARLYLE U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 5.43%, due 1/20/2030	1,031,158	(b)(l)
2,367,515	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.48%), 0.57%, due 3/25/2036	2,363,949	(b)
	CIFC Funding III Ltd.
750,000	Ser. 2020-3A, Class E, (3M USD LIBOR + 7.35%), 7.48%, due 10/20/2031	750,354	(b)(l)
2,350,000	Ser. 2019-3A, Class DR, (3M USD LIBOR + 6.80%), 6.92%, due 10/16/2034	2,363,390	(b)(l)
1,500,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M USD LIBOR + 0.37%), 0.46%, due 8/8/2024	1,503,860	(b)
442,742	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.32%), 0.41%, due 9/25/2036	409,995	(b)
	Crown City CLO III
3,000,000	Ser. 2021-1A, Class C, (3M USD LIBOR + 3.30%), 3.42%, due 7/20/2034	2,999,794	(b)(l)
3,000,000	Ser. 2021-1A, Class D, (3M USD LIBOR + 6.75%), 6.87%, due 7/20/2034	2,999,200	(b)(l)
238,000	DlLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	237,944	(l)(p)
3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 7.00%, due 4/15/2029	3,636,586	(b)(l)
250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 5.97%, due 10/15/2030	244,393	(b)(l)
850,000	Dryden 49 Senior Loan Fund, Ser. 2017-49A, Class E, (3M USD LIBOR + 6.30%), 6.42%, due 7/18/2030	840,203	(b)(l)
	Dryden 53 CLO Ltd.
300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 2.52%, due 1/15/2031	294,049	(b)(l)
750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 5.42%, due 1/15/2031	735,310	(b)(l)
2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 6.32%, due 10/19/2029	2,325,875	(b)(l)
	Eaton Vance CLO Ltd.
850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 2.63%, due 1/20/2030	830,820	(b)(l)
900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 5.73%, due 1/20/2030	864,931	(b)(l)
750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.12%, due 10/15/2030	726,287	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,000,000	Elmwood CLO VI Ltd., Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 6.62%, due 10/20/2034	$982,154	(b)(l)
		Elmwood CLO VII Ltd.
	1,000,000	Ser. 2021-5A, Class D, (3M USD LIBOR + 3.05%), due 1/20/2035	1,000,000	(b)(d)(l)(p)
	2,000,000	Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), due 1/20/2035	2,000,000	(b)(d)(l)(p)
	2,150,000	Flatiron CLO 18 Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 5.27%, due 4/17/2031	2,108,118	(b)(l)
	700,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.02%, due 5/15/2030	697,569	(b)(l)
	1,195,000	Ford Credit Auto Lease Trust, Ser. 2021-B, Class A2, 0.24%, due 4/15/2024	1,192,842
	2,500,000	Fort Washington CLO Ltd., Ser. 2019-1A, Class ER, (3M USD LIBOR + 6.75%), 6.88%, due 10/20/2032	2,500,772	(b)(l)
	706,499	Foundation Finance Trust, Ser. 2019-1A, Class A, 3.86%, due 11/15/2034	727,124	(l)
	2,225,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 6.77%, due 10/15/2030	2,215,080	(b)(l)
	1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 6.12%, due 7/15/2031	1,544,569	(b)(l)
	1,000,000	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3M USD LIBOR + 5.95%), 6.07%, due 10/25/2031	983,177	(b)(l)
	250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 5.90%, due 5/16/2031	243,904	(b)(l)
EUR	370,113	Gedesco Trade Receivables DAC, Ser. 2020-1, Class A, (1M EURIBOR + 1.15%), 0.59%, due 1/24/2026	427,120	(b)(q)
	$1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 6.52%, due 10/15/2030	1,603,200	(b)(l)
	234,000	GM Financial Consumer Automobile Receivables Trust, Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	233,738
	455,000	GreatAmerica Leasing Receivables Funding LLC, Ser. 2021-2, Class A2, 0.38%, due 3/15/2024	454,017	(l)
	2,500,000	Gulf Stream Meridian 5 Ltd., Ser. 2021-5A, Class D, (3M USD LIBOR + 6.33%), 6.45%, due 7/15/2034	2,486,625	(b)(l)
	1,000,000	Gulf Stream Meridian 6 Ltd., Ser. 2021-6A, Class A2, (3M USD LIBOR + 6.36%), due 1/15/2037	990,251	(b)(d)(l)(p)
	1,000,000	HalseyPoint CLO 4 Ltd., Ser. 2021-4A, Class E, (3M USD LIBOR + 6.71%), 6.81%, due 4/20/2034	999,901	(b)(l)
		Hyundai Auto Lease Securitization Trust
	284,860	Ser. 2020-B, Class A2, 0.36%, due 1/17/2023	284,982	(l)
	620,000	Ser. 2021-B, Class A2, 0.19%, due 10/16/2023	619,417	(l)
	100,332	Hyundai Auto Receivables Trust, Ser. 2020-B, Class A2, 0.38%, due 3/15/2023	100,357
	1,250,000	Jay Park CLO Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 5.20%), 5.33%, due 10/20/2027	1,247,227	(b)(l)
	5,500,000	KKR CLO 25 Ltd., Ser. 25, Class DR, (3M USD LIBOR + 3.40%), 3.52%, due 7/15/2034	5,514,336	(b)(l)
	3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class ER, (3M USD LIBOR + 6.10%), 6.23%, due 4/20/2032	2,999,934	(b)(l)
		Magnetite CLO Ltd.
	3,000,000	Ser. 2019-22A, Class DR, (3M USD LIBOR + 3.10%), 3.22%, due 4/15/2031	3,003,223	(b)(l)
	250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 2.63%, due 4/20/2031	244,674	(b)(l)
	250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 5.48%, due 4/20/2031	247,859	(b)(l)
		Magnetite XXVIII Ltd.
	1,000,000	Ser. 2020-28A, Class E, (3M USD LIBOR + 7.08%), 7.20%, due 10/25/2031	1,000,592	(b)(l)
	1,000,000	Ser. 2020-28A, Class ER, (3M USD LIBOR + 6.15%), due 1/20/2035	1,000,000	(b)(d)(l)(p)
	500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 2.92%, due 12/18/2030	467,584	(b)(l)
	181,391	Marlette Funding Trust, Ser. 2019-4A, Class A, 2.39%, due 12/17/2029	181,807	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Mercedes-Benz Auto Lease Trust
$337,068	Ser. 2021-A, Class A2, 0.18%, due 3/15/2023	$337,065
1,000,000	Ser. 2021-B, Class A2, 0.22%, due 1/16/2024	999,252
460,000	MMAF Equipment Finance LLC, Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	459,781	(l)
2,000,000	Morgan Stanley Eaton Vance CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 6.75%), 6.88%, due 10/20/2034	2,000,402	(b)(l)(p)
	OCP CLO Ltd.
2,800,000	Ser. 2015-10A, Class CR, (3M USD LIBOR + 2.60%), 2.72%, due 10/26/2027	2,799,996	(b)(l)
2,000,000	Ser. 2017-13A, Class DR, (3M USD LIBOR + 6.50%), 6.62%, due 7/15/2030	1,980,036	(b)(l)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 2.73%, due 11/20/2030	3,767,817	(b)(l)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 5.93%, due 11/20/2030	1,775,322	(b)(l)
1,250,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 2.90%), 3.03%, due 7/2/2035	1,249,993	(b)(l)
	OHA Credit Funding 6 Ltd.
2,500,000	Ser. 2020-6A, Class DR, (3M USD LIBOR + 3.15%), 3.28%, due 7/20/2034	2,506,219	(b)(l)
3,000,000	Ser. 2020-6A, Class ER, (3M USD LIBOR + 6.25%), 6.38%, due 7/20/2034	2,977,604	(b)(l)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 2.58%, due 1/20/2030	731,018	(b)(l)
	Palmer Square CLO Ltd.
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 5.82%, due 1/17/2031	700,713	(b)(l)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 5.27%, due 4/18/2031	1,546,821	(b)(l)
3,500,000	Ser. 2015-1A, Class DR4, (3M USD LIBOR + 6.50%), 6.63%, due 5/21/2034	3,499,810	(b)(l)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 3.10%), 3.22%, due 4/17/2034	299,178	(b)(l)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ERR, (3M USD LIBOR + 6.50%), 6.62%, due 1/18/2034	999,977	(b)(l)
	Sandstone Peak Ltd.
1,500,000	Ser. 2021-A, Class D, (3M USD LIBOR + 3.55%), due 10/15/2034	1,500,000	(b)(d)(l)(p)
1,000,000	Ser. 2021-A, Class E, (3M USD LIBOR + 6.80%), due 10/15/2034	996,500	(b)(d)(l)(p)
823,482	Santander Retail Auto Lease Trust, Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	823,193	(l)
190,171	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 1.06%, due 7/25/2034	190,907	(b)
3,500,000	Sierra Timeshare Receivables Funding LLC, Ser. 2021-2A, Class D, 3.23%, due 9/20/2038	3,501,094	(l)
3,250,000	Signal Peak CLO 7 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 3.98%, due 4/30/2032	3,250,992	(b)(l)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class DR, (3M USD LIBOR + 3.30%), 3.42%, due 7/15/2032	1,000,505	(b)(l)
10,619,000	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	10,518,491	(l)
689,083	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	688,893	(l)
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 5.87%, due 7/17/2031	1,121,808	(b)(l)
3,500,000	TICP CLO VIII Ltd., Ser. 2017-8A, Class D, (3M USD LIBOR + 6.55%), 6.68%, due 10/20/2030	3,513,009	(b)(l)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 5.63%, due 4/20/2031	979,716	(b)(l)
1,150,000	TICP CLO XIII Ltd., Ser. 2019-13E, Class ER, (3M USD LIBOR + 6.20%), 6.32%, due 4/15/2034	1,137,434	(b)(l)
1,670,000	Toyota Auto Receivables Owner Trust, Ser. 2021-B, Class A2, 0.14%, due 1/16/2024	1,669,060
1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 5.87%, due 7/25/2031	1,277,117	(b)(l)
1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 6.25%), 6.37%, due 4/25/2032	1,200,059	(b)(l)
1,500,000	Trinitas CLO XVI Ltd., Ser. 2021-16A, Class D, (3M USD LIBOR + 3.30%), 3.43%, due 7/20/2034	1,499,990	(b)(l)
8,213,000	Vantage Data Centers LLC, Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	8,213,000	(l)(p)
4,000,000	Verde CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 3.25%), 3.37%, due 4/15/2032	4,007,504	(b)(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Verizon Owner Trust
	$224,580	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 0.42%, due 9/20/2023	$224,732	(b)
	611,103	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 0.54%, due 12/20/2023	611,386	(b)
		Voya CLO Ltd.
	250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 5.87%, due 10/15/2031	242,786	(b)(l)
	350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 6.20%, due 10/18/2031	315,682	(b)(l)
	1,500,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class E, (3M USD LIBOR + 6.85%), due 10/15/2034	1,485,463	(b)(d)(l)(p)
	580,000	World Omni Auto Receivables Trust, Ser. 2021-C, Class A2, 0.22%, due 9/16/2024	579,543
	1,550,000	York CLO Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 2.73%, due 1/22/2031	1,522,881	(b)(l)
		Total Asset-Backed Securities (Cost $196,005,407)	196,134,330
Foreign Government Securities 4.1%
	5,100,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	5,126,665	(k)(q)
		Angolan Government International Bond
	200,000	9.50%, due 11/12/2025	216,169	(q)
	4,945,000	9.38%, due 5/8/2048	4,906,923	(l)
		Argentine Republic Government International Bond
	175,982	1.00%, due 7/9/2029	63,795
	195,940	0.50%, due 7/9/2030	66,835	(w)
	650,000	Bahrain Government International Bond, 5.45%, due 9/16/2032	635,635	(l)
	773,579	Brazil Loan Trust 1, 5.48%, due 7/24/2023	796,795	(q)
		Brazil Notas do Tesouro Nacional
BRL	6,000,000	Ser. F, 10.00%, due 1/1/2025	1,003,814
BRL	23,170,000	Ser. F, 10.00%, due 1/1/2029	3,709,749
		Bundesrepublik Deutschland Bundesanleihe
EUR	151,605	Ser. G, 0.00%, due 8/15/2031	177,749	(q)
EUR	125,000	0.00%, due 8/15/2031	146,079	(q)
EUR	228,900	2.50%, due 8/15/2046	425,938	(q)
		Colombia Government International Bond
	$200,000	3.88%, due 4/25/2027	207,204
	1,105,000	3.00%, due 1/30/2030	1,041,838
		Colombian TES
COP	11,863,000,000	Ser. B, 6.00%, due 4/28/2028	2,890,762
COP	8,337,100,000	Ser. B, 7.00%, due 6/30/2032	2,040,874
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	1,772,086
	$865,000	Costa Rica Government International Bond, 7.00%, due 4/4/2044	862,846	(l)
EUR	205,000	Cyprus Government International Bond, 0.00%, due 2/9/2026	235,564	(q)
		Deutsche Bundesrepublik Inflation-Linked Bond
EUR	98,956	0.50%, due 4/15/2030	140,225	(j)(q)
EUR	136,935	0.10%, due 4/15/2033	196,770	(j)(q)
		Dominican Republic International Bond
	$200,000	5.88%, due 4/18/2024	210,202	(q)
	3,865,000	6.85%, due 1/27/2045	4,309,514	(l)(u)
	455,000	5.88%, due 1/30/2060	445,900	(l)
	1,020,000	Ecuador Government International Bond, 5.00%, due 7/31/2030	846,600	(l)(w)
		Egypt Government International Bond
	200,000	5.25%, due 10/6/2025	201,198	(q)
	3,635,000	8.50%, due 1/31/2047	3,358,595	(l)
	3,855,000	7.50%, due 2/16/2061	3,267,112	(l)
	485,000	El Salvador Government International Bond, 9.50%, due 7/15/2052	397,700	(l)
		European Union
EUR	254,000	0.00%, due 7/6/2026	296,338	(q)
EUR	172,000	0.00%, due 10/4/2028	199,332	(q)
EUR	117,000	0.00%, due 4/22/2031	133,904	(q)
EUR	158,000	0.40%, due 2/4/2037	184,883	(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,075,000	Finance Department Government of Sharjah, 4.00%, due 7/28/2050	$968,844	(l)
		French Republic Government Bond OAT
EUR	330,665	0.10%, due 3/1/2025	405,437	(j)(q)
EUR	174,000	0.50%, due 5/25/2025	207,586	(q)
EUR	475,000	0.00%, due 2/25/2026	555,964	(q)
EUR	229,452	1.85%, due 7/25/2027	327,235	(j)(q)
EUR	223,968	0.10%, due 3/1/2028	286,754	(j)(q)
EUR	551,754	1.50%, due 5/25/2031	716,470	(q)
EUR	143,000	0.00%, due 11/25/2031	161,045	(q)
EUR	220,661	0.10%, due 3/1/2032	294,809	(j)(q)
EUR	120,000	1.50%, due 5/25/2050	164,087	(q)
		Ghana Government International Bond
	$200,000	6.38%, due 2/11/2027	179,388	(q)
	780,000	7.75%, due 4/7/2029	693,330	(l)
	3,225,000	10.75%, due 10/14/2030	3,729,841	(l)
	200,000	Hazine Mustesarligi Varlik Kiralama AS, 5.13%, due 6/22/2026	196,290	(l)
	1,050,000	Indonesia Government International Bond, 5.25%, due 1/17/2042	1,287,640	(l)
		Indonesia Treasury Bond
IDR	72,098,000,000	6.13%, due 5/15/2028	5,202,465
IDR	54,478,000,000	8.25%, due 5/15/2029	4,320,172
IDR	26,460,000,000	7.00%, due 9/15/2030	1,965,707
EUR	99,182	Ireland Government Bond, 1.30%, due 5/15/2033	126,228	(q)
	$200,000	Istanbul Metropolitan Municipality, 6.38%, due 12/9/2025	195,030	(q)
		Italy Buoni Poliennali Del Tesoro
EUR	365,127	2.60%, due 9/15/2023	461,637	(j)(q)
EUR	242,748	0.40%, due 4/11/2024	291,734	(j)(q)
EUR	1,133,000	1.45%, due 11/15/2024	1,363,762	(q)
EUR	367,000	1.45%, due 5/15/2025	443,262	(q)
EUR	586,075	1.40%, due 5/26/2025	736,832	(j)(q)
EUR	224,000	1.85%, due 7/1/2025	274,381	(q)
EUR	176,000	1.60%, due 6/1/2026	214,582	(q)
EUR	214,000	0.00%, due 8/1/2026	242,236	(q)
EUR	101,294	3.10%, due 9/15/2026	143,522	(j)(q)
EUR	142,000	2.05%, due 8/1/2027	177,723	(q)
EUR	544,000	3.00%, due 8/1/2029	729,608	(q)
EUR	324,000	1.35%, due 4/1/2030	386,155	(q)
EUR	628,000	0.90%, due 4/1/2031	714,371	(q)
EUR	126,000	0.95%, due 12/1/2031	142,422	(q)
EUR	440,000	4.00%, due 2/1/2037	681,197	(q)
EUR	35,000	1.50%, due 4/30/2045	38,637	(q)
EUR	56,000	1.70%, due 9/1/2051	62,446	(q)
		Ivory Coast Government International Bond
	$1,350,251	5.75%, due 12/31/2032	1,350,251	(l)(w)
	409,167	5.75%, due 12/31/2032	409,167	(q)(w)
	2,465,000	6.13%, due 6/15/2033	2,586,913	(l)
	200,000	Kenya Government International Bond, 7.00%, due 5/22/2027	212,095	(q)
		Kingdom of Belgium Government Bond
EUR	166,995	1.45%, due 6/22/2037	220,794	(q)
EUR	115,000	1.60%, due 6/22/2047	158,697	(q)
EUR	100,000	Korea International Bond, 0.00%, due 10/15/2026	115,176
		Mexican Bonos
MXN	75,340,000	Ser. M20, 8.50%, due 5/31/2029	3,876,782
MXN	56,380,000	Ser. M, 7.75%, due 5/29/2031	2,781,072
MXN	15,400,000	Ser. M, 7.75%, due 11/23/2034	757,583
MXN	25,070,000	Ser. M, 7.75%, due 11/13/2042	1,194,758

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$2,295,000	Mongolia Government International Bond, 5.13%, due 4/7/2026	$2,380,269	(l)
	200,000	Namibia International Bonds, 5.50%, due 11/3/2021	199,988	(q)
EUR	350,633	Netherlands Kingdom, 4.00%, due 1/15/2037	641,408	(q)
	$2,365,000	Nigeria Government International Bond, 7.88%, due 2/16/2032	2,407,778	(l)
		Oman Government International Bond
	206,000	4.13%, due 1/17/2023	210,339	(q)
	1,485,000	6.75%, due 1/17/2048	1,499,791	(l)
	2,845,000	7.00%, due 1/25/2051	2,963,181	(l)
		Peruvian Government International Bond
	200,000	7.35%, due 7/21/2025	240,148
PEN	147,000	6.95%, due 8/12/2031	39,818	(q)
	$203,578	Provincia de Cordoba, 5.00%, due 12/10/2025	153,905	(q)(w)
	370,000	Qatar Government International Bond, 3.88%, due 4/23/2023	387,452	(q)
	840,000	Republic of Armenia International Bond, 3.60%, due 2/2/2031	784,543	(l)
		Republic of South Africa Government Bond
ZAR	31,218,337	8.00%, due 1/31/2030	1,854,616
ZAR	52,039,335	8.25%, due 3/31/2032	2,987,026
ZAR	15,642,353	8.50%, due 1/31/2037	851,698
ZAR	11,078,815	9.00%, due 1/31/2040	617,277
	$3,840,000	Republic of South Africa Government International Bond, 5.65%, due 9/27/2047	3,634,176
		Romanian Government International Bond
EUR	32,000	2.75%, due 2/26/2026	39,955	(q)
EUR	116,000	2.88%, due 5/26/2028	145,897	(q)
EUR	153,000	1.75%, due 7/13/2030	169,241	(q)
EUR	249,000	3.88%, due 10/29/2035	313,352	(q)
EUR	67,000	2.88%, due 4/13/2042	71,419	(q)
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	304,181,000	7.05%, due 1/19/2028	4,063,255
RUB	152,133,000	6.90%, due 7/23/2031	1,979,537
RUB	44,181,000	7.70%, due 3/23/2033	607,968
RUB	107,072,000	7.25%, due 5/10/2034	1,420,740
	$885,000	Senegal Government International Bond, 6.25%, due 5/23/2033	912,247	(l)
		Spain Government Bond
EUR	206,000	2.75%, due 10/31/2024	260,135	(q)
EUR	448,000	1.45%, due 10/31/2027	559,295	(q)
EUR	375,000	0.10%, due 4/30/2031	416,025	(q)
EUR	250,000	0.50%, due 10/31/2031	286,034	(q)
EUR	66,000	0.85%, due 7/30/2037	75,003	(q)
EUR	257,000	1.00%, due 7/30/2042	292,397	(q)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	196,300	(q)
	200,000	6.35%, due 6/28/2024	130,036	(q)
	255,000	7.85%, due 3/14/2029	159,964	(l)
		Turkey Government Bond
TRY	11,813,158	10.70%, due 8/17/2022	1,175,288
TRY	11,551,255	12.60%, due 10/1/2025	1,004,457
TRY	43,332,823	11.70%, due 11/13/2030	3,100,997
		Turkey Government International Bond
	$200,000	5.75%, due 3/22/2024	203,380
	680,000	5.95%, due 1/15/2031	635,433
	1,690,000	5.88%, due 6/26/2031	1,565,677
		Turkiye Ihracat Kredi Bankasi AS
	360,000	5.38%, due 10/24/2023	364,568	(q)
	200,000	8.25%, due 1/24/2024	212,180	(l)
		Ukraine Government International Bond
	200,000	8.99%, due 2/1/2024	218,619	(q)
	6,020,000	7.25%, due 3/15/2033	6,127,385	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$33,333	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	$33,940	(q)
1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	124,737	(q)(x)
	Total Foreign Government Securities (Cost $145,671,902)	131,986,584
NUMBER OF SHARES
Closed-End Funds 0.1%
Investment Companies(y) 0.1%
1,973,605	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $2,363,561)	2,430,881
Short-Term Investments 8.3%
Investment Companies 8.3%
235,940,470	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(z)	235,940,470	(k)
29,666,171	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(z)	29,666,171	(aa)
	Total Short-Term Investments (Cost $265,606,641)	265,606,641
	Total Investments 124.0% (Cost $4,001,640,266)	3,981,110,389
	Liabilities Less Other Assets (24.0)%	(771,788,993	)(ab)(ac)
	Net Assets 100.0%	$3,209,321,396

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security has not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  The stated interest rates represent the range of rates at October 31, 2021 of the underlying contracts within the Loan Assignment.

(f)  Represents less than 0.05% of net assets of the Fund.

(g)  Value determined using significant unobservable inputs.

(h)  Rate shown was the discount rate at the date of purchase.

(i)  All or a portion of the security is pledged as collateral for futures.

(j)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(k)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, swaps, futures, forward foreign currency contracts, bond forwards and/or delayed delivery securities with a total value of $753,135,216.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(l)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $965,843,982, which represents 30.1% of net assets of the Fund.

(m)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(n)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2021.

(o)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021, amounted to $23,917,518, which represents 0.7% of net assets of the Fund.

(p)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $29,001,255, which represents 0.9% of net assets of the Fund.

(q)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2021 amounted to $180,495,308, which represents 5.6% of net assets of the Fund.

(r)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2021 amounted to $577,220,751, which represents 18.0% of net assets of the Fund.

(s)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(t)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(u)  The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $28,938,307 for the Fund (see Note A of Notes to Financial Statements).

(v)  Payment-in-kind (PIK) security.

(w)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(x)  Defaulted security.

(y)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(z)  Represents 7-day effective yield as of October 31, 2021.

(aa)  Represents investment of cash collateral received from securities lending.

(ab)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

(ac)  As of October 31, 2021, the value of unfunded loan commitments was $645,779 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$3,055,188,174	95.2%
Cayman Islands	143,555,819	4.5%
United Kingdom	93,311,675	2.9%
France	34,003,649	1.1%
Luxembourg	26,364,411	0.8%
Switzerland	22,734,996	0.7%
Canada	22,407,619	0.7%
Brazil	21,618,433	0.7%
Mexico	20,287,724	0.6%
Netherlands	17,394,679	0.5%
Colombia	15,437,266	0.5%
Indonesia	15,270,328	0.5%
Spain	15,267,201	0.5%
Germany	15,082,109	0.5%
Ireland	13,073,180	0.4%
Italy	12,002,713	0.4%
South Africa	11,520,237	0.4%
Ukraine	11,328,609	0.4%
Sweden	10,814,253	0.3%
United Arab Emirates	9,209,168	0.3%
Turkey	9,059,636	0.3%
Russia	8,897,038	0.3%
Oman	8,083,206	0.3%
Egypt	6,826,905	0.2%
Malaysia	6,648,008	0.2%
Zambia	6,435,712	0.2%
Israel	6,208,461	0.2%
Angola	5,123,092	0.2%
Finland	4,987,077	0.2%
Dominican Republic	4,965,616	0.2%
Ghana	4,813,259	0.2%
India	4,353,888	0.1%
Cote D'Ivoire	4,346,331	0.1%
Nigeria	3,725,486	0.1%
Belgium	3,688,214	0.1%
Hong Kong	3,546,852	0.1%
Panama	3,519,525	0.1%
China	3,440,762	0.1%
Macau	3,346,057	0.1%
Kazakhstan	2,893,509	0.1%
Peru	2,815,746	0.1%
Mongolia	2,592,426	0.1%
Supranational	1,956,635	0.1%
Azerbaijan	1,819,743	0.1%
Other countries representing less than 0.05% of net assets of the Fund	15,538,321	0.0%
Short-Term Investments and Other Liabilities—Net	(506,182,352)	(15.7)%
Total Investments	$3,209,321,396	100.0%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Reverse Repurchase Agreements

There were no reverse repurchase agreements outstanding as of October 31, 2021. For the year ended October 31, 2021, the average interest rate paid and the average principal amount for the months where the Fund had reverse repurchase agreements outstanding was 0.45% and $1,643,392, respectively.

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	370	Euro-Bobl	$57,211,821	$(872,562)
12/2021	4	Euro-Buxl Bond, 30 Year	966,323	9,231
12/2021	60	Euro-Schatz	7,765,545	(22,885)
12/2021	133	United Kingdom Long Gilt Bond	22,737,594	(653,033)
12/2021	133	U.S. Treasury Long Bond	21,392,219	(204,695)
12/2022	20	Euribor Interest Rate, 3 Month	5,789,825	(6,011)
12/2023	60	Euro, 90 day	14,778,000	(375)
Total Long Positions			$130,641,327	$(1,750,330)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	6	Euro-BTP	$(1,028,331)	$39,038
12/2021	358	Euro-Bobl	(55,356,302)	848,193
12/2021	172	Euro-Bund	(33,427,632)	827,278
12/2021	4	Euro-OAT	(758,336)	14,656
12/2021	15	Government of Canada Bond, 5 Year	(1,486,910)	38,905
12/2021	133	United Kingdom Long Gilt Bond	(22,737,594)	651,218
12/2021	1,963	U.S. Treasury Note, 5 Year	(238,995,250)	3,253,116
12/2021	3,160	U.S. Treasury Note, 10 Year	(413,021,875)	6,855,649
12/2021	2,101	U.S. Treasury Note, Ultra 10 Year	(304,710,656)	4,509,175
12/2021	101	U.S. Treasury Ultra Bond	(19,837,031)	(53,286)
12/2024	60	Euro, 90 day	(14,752,500)	30,000
Total Short Positions			$(1,106,112,417)	$17,013,942
Total Futures				$15,263,612

At October 31, 2021, the Fund had securities pledged in the amount of $11,439,384 to cover collateral requirements on open futures. For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $124,024,964 for long positions and $(863,508,927) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2021, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,039,063	USD	5,794,957	BRL	GSI	11/3/2021	$12,280
845,721	USD	4,772,405	BRL	GSI	11/3/2021	120
181,207	USD	1,022,552	BRL	GSI	11/3/2021	26
762,381	USD	4,103,887	BRL	CITI	12/2/2021	39,436
495,434	USD	2,674,799	BRL	GSI	12/2/2021	24,239
504,796	USD	2,640,287	BRL	MS	12/2/2021	39,681
477,247,452	CLP	572,376	USD	CITI	12/15/2021	11,457
646,143,130	CLP	782,492	USD	MS	12/15/2021	7,957
8,234,402	USD	6,625,235,000	CLP	GSI	11/8/2021	94,792
609,624	USD	484,650,747	CLP	CITI	12/15/2021	16,733
807,565	USD	641,974,750	CLP	GSI	12/15/2021	22,215
1,911,026	USD	12,227,610	CNH	CITI	12/13/2021	8,794
25,190,925,000	COP	6,557,046	USD	GSI	11/8/2021	129,991
3,298,192,855	COP	858,869	USD	JPM	12/15/2021	14,410
6,687,424	USD	25,190,925,000	COP	GSI	11/8/2021	387
13,604,385	CZK	527,118	EUR	JPM	12/15/2021	1,711
11,011,202	CZK	427,155	EUR	MS	12/15/2021	792
6,278,370	DKK	976,113	USD	CITI	1/19/2022	1,639
38,772,484	EGP	2,247,680	USD	GSI	5/25/2022	80,354
672,142	EUR	17,143,106	CZK	CITI	12/15/2021	6,999
973,267	EUR	24,700,357	CZK	JPM	12/15/2021	15,666
477,223	EUR	550,962	USD	CITI	11/3/2021	718
286,317	EUR	330,749	USD	CITI	11/3/2021	239
692,065	EUR	799,775	USD	JPM	11/3/2021	267
1,183,168	EUR	1,368,297	USD	JPM	12/13/2021	767
7,403,437	EUR	8,561,209	USD	CITI	1/19/2022	14,494
8,654,905	EUR	10,021,371	USD	CITI	1/19/2022	3,959
1,212,535	EUR	1,402,155	USD	CITI	1/19/2022	2,374
2,645,517	EUR	3,063,760	USD	GSI	1/19/2022	650
1,240,432	EUR	432,882,923	HUF	CITI	12/15/2021	47,211
437,607	EUR	153,162,280	HUF	HSBC	12/15/2021	15,221
1,673,754	EUR	7,581,385	PLN	CITI	12/15/2021	38,373
677,702	EUR	3,105,448	PLN	JPM	12/15/2021	6,585
307,437	USD	264,140	EUR	HSBC	11/3/2021	2,085
193,775	USD	167,201	EUR	JPM	11/3/2021	487
2,103,311	USD	1,797,439	EUR	SCB	11/3/2021	25,431
709,726	USD	610,740	EUR	SCB	11/3/2021	3,697
220,713	USD	190,069	EUR	BB	12/3/2021	857
145,147	USD	122,263	EUR	CITI	12/3/2021	3,723
700,500	USD	591,171	EUR	GSI	12/13/2021	16,446
700,500	USD	591,997	EUR	GSI	12/13/2021	15,490
30,706,542	USD	26,505,591	EUR	CITI	1/19/2022	4,035
223,871	USD	193,002	EUR	GSI	1/19/2022	308

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,065,395	GBP	2,810,189	USD	CITI	1/19/2022	$17,202
720,245	GBP	979,980	USD	GSI	1/19/2022	5,988
6,102,317	USD	4,453,388	GBP	CITI	1/19/2022	5,921
427,547	USD	309,701	GBP	GSI	1/19/2022	3,586
86,098,766	HUF	238,501	EUR	SCB	12/15/2021	118
43,429,048	HUF	120,347	EUR	CITI	12/15/2021	9
604,730	USD	8,614,684,330	IDR	CITI	1/19/2022	4,136
2,480,250,000	KRW	2,090,568	USD	GSI	11/8/2021	22,140
2,123,411	USD	2,480,250,000	KRW	GSI	11/8/2021	10,703
639,746,900	KZT	1,439,736	USD	GSI	3/31/2022	7,276
18,225,298	MXN	867,078	USD	GSI	12/15/2021	12,386
4,288,662	MXN	204,537	USD	GSI	12/15/2021	2,413
882,578	USD	17,764,627	MXN	CITI	12/15/2021	25,343
796,770	USD	16,253,992	MXN	GSI	12/15/2021	12,431
5,495,122	PEN	1,336,180	USD	GSI	12/15/2021	38,710
614,463	USD	31,067,231	PHP	CITI	12/7/2021	454
804,176	USD	40,342,269	PHP	GSI	12/7/2021	6,857
10,811,646	PLN	2,333,788	EUR	GSI	1/21/2022	1,385
14,020,980	RUB	195,448	USD	SCB	12/15/2021	494
105,020,583	RUB	1,408,415	USD	GSI	12/15/2021	59,241
44,542,356	RUB	600,949	USD	MS	12/15/2021	21,528
25,654,790	RUB	345,612	USD	MS	12/15/2021	12,912
37,349,945	THB	1,122,216	USD	CITI	11/15/2021	3,239
754,103	USD	6,692,139	TRY	BB	12/22/2021	74,825
495,750	USD	4,584,651	TRY	BB	12/22/2021	30,391
362,787	USD	3,370,983	TRY	BB	12/22/2021	20,619
759,163	USD	6,989,997	TRY	GSI	12/22/2021	49,652
386,374	USD	3,749,759	TRY	GSI	12/22/2021	5,759
116,952	USD	1,080,677	TRY	JPM	12/22/2021	7,259
349,164	USD	3,099,529	TRY	MS	12/22/2021	34,550
38,773,631	UAH	1,375,927	USD	CITI	12/9/2021	78,192
Total unrealized appreciation						$1,308,815
5,794,957	BRL	1,026,928	USD	GSI	11/3/2021	(146)
1,022,552	BRL	196,150	USD	GSI	11/3/2021	(14,969)
4,772,405	BRL	903,522	USD	GSI	11/3/2021	(57,921)
2,246,167	BRL	413,179	USD	GSI	12/2/2021	(17,492)
3,406,409	BRL	637,928	USD	GSI	12/2/2021	(37,852)
5,794,957	BRL	1,018,070	USD	GSI	2/2/2022	(12,189)
785,721	USD	973,653	CAD	CITI	11/30/2021	(992)
6,625,235,000	CLP	8,223,057	USD	GSI	11/8/2021	(83,448)
6,625,235,000	CLP	8,219,589	USD	GSI	12/7/2021	(107,842)
3,538,579	CLP	4,478	USD	BB	12/15/2021	(149)
773,019	USD	647,789,584	CLP	MS	12/15/2021	(19,445)
25,190,925,000	COP	6,677,143	USD	GSI	12/7/2021	(3,910)
17,100,561	CZK	668,038	EUR	CITI	12/15/2021	(4,163)
41,842,495	CZK	1,639,600	EUR	HSBC	12/15/2021	(15,987)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
98,036	EUR	113,453	USD	BB	11/3/2021	$(121)
144,073	EUR	167,802	USD	BB	11/3/2021	(1,251)
405,498	EUR	469,158	USD	JPM	11/3/2021	(394)
433,114	EUR	502,722	USD	JPM	11/3/2021	(2,033)
214,140	EUR	249,594	USD	JPM	11/3/2021	(2,044)
263,187	EUR	307,631	USD	JPM	11/3/2021	(3,381)
239,250	EUR	280,046	USD	JPM	11/3/2021	(3,468)
450,222	EUR	526,854	USD	SCB	11/3/2021	(6,388)
610,740	EUR	710,132	USD	SCB	12/3/2021	(3,680)
240,017	EUR	278,734	USD	SCB	4/6/2022	(248)
332,806	USD	287,907	EUR	CITI	11/3/2021	(21)
387,835	USD	335,827	EUR	CITI	11/3/2021	(388)
276,796	USD	239,871	EUR	JPM	11/3/2021	(500)
33,505	USD	28,936	EUR	CITI	1/19/2022	(13)
58,866,083	USD	50,832,733	EUR	GSI	1/19/2022	(15,543)
507,011	GBP	700,500	USD	CITI	12/13/2021	(6,541)
506,359	GBP	700,500	USD	CITI	12/13/2021	(7,433)
1,373,013	USD	1,013,370	GBP	JPM	12/13/2021	(14,013)
12,664,914	USD	9,307,707	GBP	CITI	1/19/2022	(76,728)
1,709,321	USD	1,254,959	GBP	GSI	1/19/2022	(8,636)
154,452,342	HUF	435,057	EUR	CITI	12/15/2021	(8,134)
239,086,443	HUF	670,029	EUR	HSBC	12/15/2021	(8,628)
256,829,165	HUF	720,691	EUR	HSBC	12/15/2021	(10,356)
153,502,488	HUF	436,770	EUR	JPM	12/15/2021	(13,162)
19,870,618,556	IDR	1,404,165	USD	HSBC	1/19/2022	(18,835)
144,156,894	INR	1,939,652	USD	CITI	12/13/2021	(26,157)
2,480,250,000	KRW	2,121,921	USD	GSI	12/7/2021	(12,340)
1,406,720	USD	1,656,356,516	KRW	JPM	1/24/2022	(971)
176,388,414	KZT	397,854	USD	MS	4/20/2022	(691)
16,998,197	MXN	840,442	USD	CITI	12/15/2021	(20,191)
20,489,052	MXN	1,016,083	USD	HSBC	12/15/2021	(27,381)
832,032	USD	17,473,678	MXN	JPM	12/15/2021	(11,163)
478,539	USD	24,592,105	PHP	GSI	12/7/2021	(7,496)
308,279	PLN	66,941	EUR	CITI	1/21/2022	(420)
1,985,343	PLN	430,282	EUR	CITI	1/21/2022	(1,748)
3,106,057	PLN	674,041	EUR	JPM	1/21/2022	(3,739)
1,984,965	PLN	433,625	EUR	MS	1/21/2022	(5,715)
9,072,132	RON	1,806,179	EUR	GSI	4/6/2022	(5,132)
501,455	RON	99,779	EUR	JPM	4/6/2022	(219)
319,002	USD	23,532,409	RUB	CITI	12/15/2021	(9,862)
1,911,383	SGD	1,424,759	USD	GSI	12/13/2021	(7,602)
1,888,424	USD	63,923,166	THB	GSI	11/15/2021	(37,754)
7,960,869	TRY	876,313	USD	BB	12/22/2021	(68,254)
10,290,198	TRY	1,074,750	USD	MS	12/22/2021	(30,255)
776,355	USD	21,781,657	TWD	CITI	11/15/2021	(6,636)
609,507	USD	17,143,533	TWD	CITI	11/15/2021	(6,757)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
672,088	USD	17,944,751	UAH	GSI	12/9/2021	$(890)
777,344	USD	20,832,829	UAH	JPM	12/9/2021	(3,945)
4,266,690	ZAR	279,985	USD	CITI	12/15/2021	(2,148)
6,086,857	ZAR	399,748	USD	CITI	12/15/2021	(3,387)
8,371,982	ZAR	555,280	USD	CITI	12/15/2021	(10,118)
Total unrealized depreciation						$(899,415)
Total net unrealized appreciation						$409,400

For the year ended October 31, 2021, the average notional value for the months where the Fund had forward FX contracts outstanding was $332,306,069.

Bond forward contracts ("bond forwards")

At October 31, 2021, bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 4/15/2023	$5,788,659	11/19/2021	$38,659
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	4,512,794	11/19/2021	12,794
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	5,839,802	11/19/2021	14,802
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2025	3,812,556	11/19/2021	12,556
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 2/15/2050	2,325,341	11/19/2021	341
Total unrealized appreciation				$79,152
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	4,724,422	11/19/2021	$(5,578)
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	3,679,822	11/19/2021	(20,178)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2030	7,152,079	11/19/2021	(2,921)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	3,521,111	11/19/2021	(28,889)
Total unrealized depreciation				$(57,566)
Total net unrealized appreciation				$21,586

For the year ended October 31, 2021, the average notional value for the months where the Fund had bond forwards outstanding was $41,275,385.

Credit default swap contracts ("credit default swaps")

At October 31, 2021, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Crossover Ser. 36 V.1	EUR	2,050,000	5.00%	3M	12/20/2026	$(268,221)	$4,127	$(13,824)	$(277,918)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Centrally Cleared Credit Default Swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North America High Yield Index Ser. 37 V.1	USD	30,000,000	5.00%	3M	12/20/2026	$2,636,559	$25,912	$175,000	$2,837,471

For the year ended October 31, 2021, the average notional value for the months where the Fund had credit default swaps outstanding was $11,110,509 for buy protection and $46,423,096 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2021, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index		Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	206,577	Receive	6	M EURIBOR	0.05%	6M/1Y	4/13/2031	$4,811	$(125)	$4,686

Inflation swap contracts ("inflation swaps")

At October 31, 2021, the Fund had outstanding inflation swaps as follows:

Centrally cleared inflation swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	GBP	2,200,000	Pay	UK-RPI	5.92%	T/T	10/15/2022	$(19,103)	$14,476	$(4,627)
LCH	EUR	1,600,000	Pay	CPTFEMU	1.15%	T/T	4/15/2024	(85,556)	21,322	(64,234)
LCH	EUR	1,600,000	Receive	FRCPXTOB	0.95%	T/T	4/15/2024	57,506	(17,575)	39,931
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	62,931	(10,969)	51,962
Total								$15,778	$7,254	$23,032

For the year ended October 31, 2021, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $13,821,478 when the Fund paid the fixed rate and $12,210,736 when the Fund received the fixed rate.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Total return basket swap contracts ("total return basket swaps")

At October 31, 2021, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Long(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	SDHYTR	0.73%	0.65%	FEDL01	3M/3M	2/15/2029	$23,555
JPM	JPM1	0.62%	0.54%	FEDL01	3M/3M	2/4/2028	(623,543)
Total							$(599,988)

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
SDHYTR
Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	8,967	$914,471	$(18,520)	3.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	7,473	762,059	(15,433)	3.0%
AMC Networks, Inc., 4.25%, due 2/15/2029	7,473	762,059	(15,433)	3.0%
Banijay Entertainment SASU, 5.38%, due 3/1/2025	7,473	762,059	(15,433)	3.0%
BWAY Holding Co., 7.25%, 4/15/2025	7,473	762,059	(15,433)	3.0%
Carnival Corp., 7.63%, due 3/1/2026	7,473	762,059	(15,433)	3.0%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/2024	7,473	762,059	(15,433)	3.0%
CHS/Community Health Systems Inc., 5.63%, due 3/15/2027	7,473	762,059	(15,433)	3.0%
CommScope Technologies LLC, 6.00%, due 6/15/2025	7,472	762,059	(15,433)	3.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	7,472	762,059	(15,433)	3.0%
First Quantum Minerals Ltd., 6.88%, due 10/15/2027	7,472	762,059	(15,433)	3.0%
Harsco Corp., 5.75%, due 7/31/2027	7,472	762,059	(15,433)	3.0%
KAR Auction Services, Inc., 5.13%, due 6/1/2025	7,472	762,059	(15,433)	3.0%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	7,472	762,059	(15,433)	3.0%
Life Time, Inc., 5.75%, due 1/15/2026	7,472	762,059	(15,433)	3.0%
Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	7,472	762,059	(15,433)	3.0%
NCL Corp. Ltd., 5.88%, due 3/15/2026	7,472	762,059	(15,433)	3.0%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.38%, due 6/1/2025	7,472	762,059	(15,433)	3.0%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/2026	7,472	$762,059	$(15,433)	3.0%
Royal Caribbean Cruises Ltd., 5.25%, due 11/15/2022	7,472	762,059	(15,433)	3.0%
Scientific Games International, Inc., 8.25%, due 3/15/2026	7,472	762,059	(15,433)	3.0%
Six Flags Entertainment Corp., 4.88%, due 7/31/2024	7,472	762,059	(15,433)	3.0%
Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	7,472	762,059	(15,433)	3.0%
TK Elevator Holdco GmbH, 5.25%, due 7/15/2027	7,472	762,059	(15,433)	3.0%
Trident TPI Holdings, Inc., 9.25%, 8/1/2024	7,472	762,059	(15,433)	3.0%
United Continental Holdings, Inc., 4.88%, due 1/15/2025	7,472	762,059	(15,433)	3.0%
Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	7,472	762,059	(15,433)	2.9%
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, due 4/1/2027	7,099	723,956	(14,662)	2.8%
American Airlines, Inc., 11.75%, due 7/15/2025	6,576	670,612	(13,581)	2.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.635, due 12/15/2025	2,989	304,824	(6,174)	1.2%
CrownRock LP/CrownRock Finance, Inc., 5.63%, due10/15/2025	2,989	304,824	(6,174)	1.2%
EQM Midstream Partners LP, 6.00%, due 7/1/2025	2,989	304,823	(6,174)	1.2%
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, due 10/1/2025	2,989	304,823	(6,174)	1.2%
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, due 10/1/2025	2,989	304,823	(6,174)	1.2%
PDC Energy, Inc., 5.75%, due 5/15/2026	2,989	304,823	(6,174)	1.2%
Range Resources Corp., 9.25%, due 2/1/2026	2,989	304,823	(6,174)	1.2%
Rattler Midstream LP, 5.63%, due 7/15/2025	2,989	304,823	(6,174)	1.2%
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, due 10/1/2025	2,989	304,823	(6,174)	1.2%
TechnipFMC PLC, 6.50%, 2/1/2026	2,989	304,823	(6,174)	1.2%
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, due 4/1/2026	2,989	304,823	(6,174)	1.2%
		$25,475,628	(515,935)
Accrued Net Interest Receivable/(Payable)			539,490
			$23,555
JPM1
Vistra Operations Co. LLC, 5.00%, due 7/31/2027	16,448	$1,666,727	$(55,393)	3.2%
United Airlines, Inc., 4.38%, due 4/15/2026	15,067	1,526,740	(50,740)	2.9%
Buckeye Partners L.P., 4.13%, due 3/1/2025	15,002	1,520,178	(50,522)	2.9%
Iron Mountain, Inc., 4.88%, due 9/15/2027	14,980	1,517,991	(50,449)	2.9%
APX Group, Inc., 6.75%, due 2/15/2027	14,505	1,469,870	(48,850)	2.8%
Altice France SA, 8.13%, due 2/1/2027	13,987	1,417,374	(47,106)	2.7%
Carnival Corp., 7.63%, due 3/1/2026	13,987	1,417,374	(47,106)	2.7%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 7.88%, due 5/15/2026	13,966	$1,415,187	$(47,033)	2.7%
Live Nation Entertainment, Inc., 4.75%, due 10/15/2027	13,707	1,388,939	(46,161)	2.7%
Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	12,800	1,297,073	(43,107)	2.5%
New Fortress Energy, Inc., 6.50%, due 9/30/2026	12,498	1,266,450	(42,090)	2.4%
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	12,368	1,253,327	(41,653)	2.4%
Carvana Co., 5.50%, due 4/15/2027	12,282	1,244,577	(41,363)	2.4%
Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	11,980	1,213,955	(40,345)	2.3%
CHS/Community Health Systems, Inc., 5.63%, due 3/15/2027	11,786	1,194,269	(39,691)	2.3%
Caesars Entertainment, Inc., 6.25%, due 7/1/2025	11,786	1,194,269	(39,691)	2.3%
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 1/15/2028	11,764	1,192,082	(39,618)	2.3%
Scientific Games International, Inc., 8.63%, due 7/1/2025	11,376	1,152,710	(38,310)	2.2%
Hudbay Minerals, Inc., 4.50%, due 4/1/2026	11,354	1,150,523	(38,237)	2.2%
Hospitality Properties Trust, 4.35%, due 10/1/2024	11,224	1,137,399	(37,801)	2.2%
Garda World Security Corp., 4.63%, due 2/15/2027	11,203	1,135,212	(37,728)	2.2%
Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	9,649	977,726	(32,494)	1.9%
Presidio Holdings, Inc., 4.88%, due 2/1/2027	9,541	966,789	(32,131)	1.9%
Life Time, Inc., 5.75%, due 1/15/2026	9,454	958,040	(31,840)	1.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	9,411	953,666	(31,694)	1.8%
American Airlines Group, Inc., 3.75%, due 3/1/2025	9,131	925,231	(30,749)	1.8%
First Quantum Minerals Ltd., 6.88%, due 10/15/2027	9,087	920,856	(30,604)	1.8%
TechnipFMC PLC, 6.50%, due 2/1/2026	9,066	918,669	(30,531)	1.8%
NCL Corp. Ltd., 3.63%, due 12/15/2024	8,850	896,796	(29,804)	1.7%
Range Resources Corp., 9.25%, due 2/1/2026	8,785	890,234	(29,586)	1.7%
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, due 11/1/2026	8,462	857,424	(28,496)	1.7%
Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	8,397	850,862	(28,278)	1.6%
Six Flags Entertainment Corp., 4.88%, due 7/31/2024	8,354	846,488	(28,132)	1.6%
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	8,310	842,113	(27,987)	1.6%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	8,073	818,053	(27,187)	1.6%
Tenet Healthcare Corp., 6.25%, due 2/1/2027	8,030	813,678	(27,042)	1.6%
DISH DBS Corp., 5.88%, due 11/15/2024	7,965	807,116	(26,824)	1.6%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Harsco Corp., 5.75%, due 7/31/2027	7,965	$807,116	$(26,824)	1.6%
Frontier Communications Holdings LLC, 5.88%, due 10/15/2027	7,922	802,741	(26,679)	1.6%
Golden Entertainment, Inc., 7.63%, due 4/15/2026	7,922	802,741	(26,679)	1.6%
Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	7,922	802,741	(26,679)	1.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	7,900	800,554	(26,606)	1.5%
TransDigm, Inc., 7.50%, due 3/15/2027	7,879	798,367	(26,533)	1.5%
EQM Midstream Partners L.P., 6.50%, due 7/1/2027	7,533	763,370	(25,370)	1.5%
OneMain Finance Corp., 3.50%, due 1/15/2027	5,720	579,636	(19,264)	1.1%
BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	5,547	562,138	(18,682)	1.1%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	5,440	551,201	(18,319)	1.1%
U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	5,418	549,014	(18,246)	1.1%
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 4/1/2026	5,353	542,452	(18,028)	1.0%
EnLink Midstream LLC, 5.63%, due 1/15/2028	5,267	533,703	(17,737)	1.0%
Other Securities	10,340	1,047,720	(34,820)	2.0%
		$51,959,461	(1,726,839)
Accrued Net Interest Receivable/(Payable)			1,103,296
			$(623,543)
Total Return Basket Swaps, at value			$(599,988)

(b)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	USD	61,324,605	12/9/2021	0.56%	0.45%	3M USD LIBOR	T/3M	$(247,005)	$(46,445)	$(293,450)
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	288,279,439	11/22/2021	(1.06)%	(1.15)%	1M USD LIBOR	T/1M	298,460	42,487	340,947
JPM	iShares iBoxx $ High Yield Corp. Bond ETF	USD	19,559,250	11/22/2021	(1.06)%	(1.15)%	1M USD LIBOR	T/1M	20,250	2,883	23,133
Total									$71,705	$(1,075)	$70,630

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

For the year ended October 31, 2021, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $341,715,520 for long positions.

At October 31, 2021, the Fund had cash collateral of $13,430,000 and $28,652,764 deposited in segregated accounts for Goldman Sachs International and JPMorgan Chase Bank N.A., respectively and cash collateral of $253,000 and $50,000 received from Citibank, N.A. and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$28,742,183	$1,088,416	$29,830,599
Industrial Equipment	—	4,592,536	700,049	5,292,585
Steel	—	—	1,429,352	1,429,352
Other Loan Assignments(a)	—	180,484,200	—	180,484,200
Total Loan Assignments	—	213,818,919	3,217,817	217,036,736
U.S. Treasury Obligations	—	1,006,783,348	—	1,006,783,348
U.S. Government Agency Securities	—	3,053,152	—	3,053,152
Mortgage-Backed Securities(a)	—	876,569,171	—	876,569,171
Corporate Bonds(a)	—	1,238,991,562	—	1,238,991,562
Municipal Notes(a)	—	42,517,984	—	42,517,984
Asset-Backed Securities	—	196,134,330	—	196,134,330
Foreign Government Securities	—	131,986,584	—	131,986,584
Investment Companies	2,430,881	—	—	2,430,881
Short-Term Investments	—	265,606,641	—	265,606,641
Total Investments	$2,430,881	$3,975,461,691	$3,217,817	$3,981,110,389

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2021
Investments in Securities:
Loan Assignments(c)	$8,610	$13	$52	$225	$1,261	$(5,316)	$—	$(1,627)	$3,218	$126
Total	$8,610	$13	$52	$225	$1,261	$(5,316)	$—	$(1,627)	$3,218	$126

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$17,076,459	$—	$—	$17,076,459
Liabilities	(1,812,847)	—	—	(1,812,847)
Forward FX Contracts(a)
Assets	—	1,308,815	—	1,308,815
Liabilities	—	(899,415)	—	(899,415)
Bond Forwards(a)
Assets	—	79,152	—	79,152
Liabilities	—	(57,566)	—	(57,566)
Swaps
Assets	—	3,321,685	—	3,321,685
Liabilities	—	(1,263,772)	—	(1,263,772)
Total	$15,263,612	$2,488,899	$—	$17,752,511

(a)  Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$674,819,642	$219,980,240	$386,470,267	$1,682,791,170	$141,826,187
Affiliated issuers(b)	—	—	—	—	—
	$674,819,642	$219,980,240	$386,470,267	$1,682,791,170	$141,826,187
Cash	—	456,634	51	1,711,701	4,557,212
Foreign currency(c)	23,358	1,800,627	—	—	—
Cash collateral segregated for futures contracts (Note A)	752,103	487,935	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	1,778,132	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	130,000	—	150,000	—
Dividends and interest receivable	3,019,631	2,984,583	1,336,183	19,148,352	1,551,208
Receivable for securities sold	6,219,138	382,251	13,469,635	22,104,417	343,455
Receivable for accumulated variation margin on futures contracts (Note A)	—	119,420	—	—	—
Receivable from Management—net (Note B)	—	1,109	—	—	12,446
Receivable for Fund shares sold	557,897	42,399	517,515	690,452	2,008
Receivable for securities lending income (Note A)	—	70	—	48,158	—
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	—	—
Receivable for bond forward contracts (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	940,719	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	185,894	7,920	—	—
Receivable for unfunded loan commitments (Note A)	—	—	18,747	3,169	—
Prepaid expenses and other assets	34,127	29,135	14,027	69,055	20,090
Total Assets	685,425,896	229,319,148	401,834,345	1,726,716,474	148,312,606
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	363,785	16,850	164,003	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	130,000	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—
Payable to investment manager—net (Note B)	94,634	104,562	119,776	652,475	49,142
Payable for securities purchased	59,875,794	1,746,129	42,969,454	69,616,114	1,664,150
Payable for Fund shares redeemed	1,528,687	190,145	379,569	1,401,777	106,760
Payable for accumulated variation margin on futures contracts (Note A)	381,076	—	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,316,839	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	1,135,728	—	—	—
Payable to administrator—net (Note B)	70,183	—	1,452	190,664	—
Payable to trustees	13,889	13,889	13,889	13,889	13,889
Payable for audit fees	33,475	53,210	40,300	58,995	29,150
Payable for custodian fees	41,416	58,150	86,759	80,321	21,194
Payable for legal fees	17,577	17,626	17,577	21,130	17,577
Interest payable (Note A)	—	—	142	—	—
Payable for loaned securities collateral (Note A)	—	154,380	—	50,402,035	—
Distributions payable	411,396	4,992	15,135	845,886	1,354
Accrued capital gains taxes (Note A)	—	48,072	—	—	—
Other accrued expenses and payables	26,294	9,302	9,299	128,231	5,022
Total Liabilities	62,494,421	5,346,809	43,670,202	123,575,520	1,908,238
Net Assets	$622,931,475	$223,972,339	$358,164,143	$1,603,140,954	$146,404,368
Net Assets consist of:
Paid-in capital	$620,208,983	$245,411,441	$389,194,152	$1,727,805,715	$142,465,001
Total distributable earnings/(losses)	2,722,492	(21,439,102)	(31,030,009)	(124,664,761)	3,939,367
Net Assets	$622,931,475	$223,972,339	$358,164,143	$1,603,140,954	$146,404,368
Net Assets
Investor Class	$13,709,675	$—	$—	$73,668,729	$—
Trust Class	—	—	—	—	—
Institutional Class	578,095,822	222,848,878	341,342,156	1,120,242,806	145,130,849
Class A	22,580,503	497,954	10,645,317	17,197,971	1,059,102
Class C	1,390,016	625,507	6,176,670	4,961,279	214,417
Class R3	—	—	—	1,787,840	—
Class R6	7,155,459	—	—	385,282,329	—

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$80,240,566	$244,454,795	$127,231,012	$3,978,679,508
Affiliated issuers(b)	—	—	—	2,430,881
	$80,240,566	$244,454,795	$127,231,012	$3,981,110,389
Cash	2,825,176	369,964	—	4,537,237
Foreign currency(c)	—	—	—	7,464,357
Cash collateral segregated for futures contracts (Note A)	—	—	197,664	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	42,082,764
Dividends and interest receivable	801,356	2,629,416	440,717	23,455,804
Receivable for securities sold	105,037	1,157,903	—	21,198,768
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	6,494	15,263,612
Receivable from Management—net (Note B)	15,102	—	11,500	—
Receivable for Fund shares sold	225,130	21,040	888,152	2,798,203
Receivable for securities lending income (Note A)	—	—	2,374	11,076
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	2,587,271
Receivable for bond forward contracts (Note A)	—	—	—	79,152
Receivable for forward foreign currency contracts (Note A)	—	—	—	1,308,815
Over-the-counter swap contracts, at value (Note A)	—	—	—	387,635
Receivable for unfunded loan commitments (Note A)	—	—	—	4,179
Prepaid expenses and other assets	18,468	27,995	36,808	91,476
Total Assets	84,230,835	248,661,113	128,814,721	4,102,380,738
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	—	916,993
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	70,411
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	303,000
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	13,785,875
Payable to investment manager—net (Note B)	17,519	28,698	15,799	1,082,398
Payable for securities purchased	—	7,013,261	10,597,857	839,328,995
Payable for Fund shares redeemed	129,979	986,843	59,914	4,136,528
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	57,566
Payable for forward foreign currency contracts (Note A)	—	—	—	899,415
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	—
Payable to administrator—net (Note B)	—	7,626	—	474,242
Payable to trustees	13,889	13,889	13,889	13,889
Payable for audit fees	29,100	52,635	55,024	62,245
Payable for custodian fees	18,787	23,102	22,350	196,393
Payable for legal fees	17,577	17,626	16,498	32,873
Interest payable (Note A)	—	—	—	—
Payable for loaned securities collateral (Note A)	—	—	1,837,568	29,666,171
Distributions payable	7,387	289,670	2,328	1,784,953
Accrued capital gains taxes (Note A)	—	—	—	87,854
Other accrued expenses and payables	7,974	9,415	8,338	159,541
Total Liabilities	242,212	8,442,765	12,629,565	893,059,342
Net Assets	$83,988,623	$240,218,348	$116,185,156	$3,209,321,396
Net Assets consist of:
Paid-in capital	$81,090,355	$231,016,539	$121,973,201	$3,172,978,457
Total distributable earnings/(losses)	2,898,268	9,201,809	(5,788,045)	36,342,939
Net Assets	$83,988,623	$240,218,348	$116,185,156	$3,209,321,396
Net Assets
Investor Class	$—	$12,132,057	$19,622,184	$—
Trust Class	—	—	3,001,039	9,562,040
Institutional Class	83,831,561	224,432,904	89,966,923	2,559,973,897
Class A	130,838	2,044,670	2,046,032	133,259,102
Class C	26,224	1,608,717	1,548,978	67,250,229
Class R3	—	—	—	—
Class R6	—	—	—	439,276,128

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,292,109	—	—	8,485,668	—
Trust Class	—	—	—	—	—
Institutional Class	54,372,536	27,340,378	34,846,273	128,865,389	13,414,134
Class A	2,131,233	61,168	1,086,626	1,981,056	97,961
Class C	131,040	76,821	630,802	570,432	19,802
Class R3	—	—	—	205,731	—
Class R6	672,932	—	—	44,285,322	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.61	$—	$—	$8.68	$—
Trust Class	—	—	—	—	—
Institutional Class	10.63	8.15	9.80	8.69	10.82
Class R3	—	—	—	8.69	—
Class R6	10.63	—	—	8.70	—
Net Asset Value and redemption price per share
Class A	$10.60	$8.14	$9.80	$8.68	$10.81
Offering Price per share
Class A‡	$11.07	$8.50	$10.23	$9.07	$11.29
Net Asset Value and offering price per share
Class C^	$10.61	$8.14	$9.79	$8.70	$10.83
†Securities on loan, at value:
Unaffiliated issuers	$—	$146,499	$—	$49,343,320	$—
*Cost of Investments:
(a) Unaffiliated issuers	$670,315,137	$225,297,281	$385,771,247	$1,658,838,289	$137,309,571
(b) Affiliated issuers	—	—	—	—	—
Total cost of investments	$670,315,137	$225,297,281	$385,771,247	$1,658,838,289	$137,309,571
(c) Total cost of foreign currency	$20,825	$1,818,949	$—	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,003,481	2,537,850	—
Trust Class	—	—	407,182	837,868
Institutional Class	4,730,604	18,581,090	11,643,729	224,240,762
Class A	7,380	169,446	277,839	11,660,968
Class C	1,479	133,222	210,179	5,891,301
Class R3	—	—	—	—
Class R6	—	—	—	38,513,194
Net Asset Value, offering and redemption price per share
Investor Class	$—	$12.09	$7.73	$—
Trust Class	—	—	7.37	11.41
Institutional Class	17.72	12.08	7.73	11.42
Class R3	—	—	—	—
Class R6	—	—	—	11.41
Net Asset Value and redemption price per share
Class A	$17.73	$12.07	$7.36	$11.43
Offering Price per share
Class A‡	$18.52	$12.61	$7.55	$11.94
Net Asset Value and offering price per share
Class C^	$17.73	$12.08	$7.37	$11.42
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$1,796,364	$28,938,307
*Cost of Investments:
(a) Unaffiliated issuers	$77,515,927	$236,373,873	$127,526,129	$3,999,276,705
(b) Affiliated issuers	—	—	—	2,363,561
Total cost of investments	$77,515,927	$236,373,873	$127,526,129	$4,001,640,266
(c) Total cost of foreign currency	$—	$—	$—	$7,513,991
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$268,221
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$2,636,559

Statements of Operations

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$51	$—	$182,248
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	11,091,875	9,922,426	10,957,013	87,938,370	4,003,533
Income from securities loaned-net	—	675	—	271,574	—
Foreign taxes withheld	—	(189,638)	—	—	—
Total income	$11,091,875	$9,733,463	$10,957,064	$88,209,944	$4,185,781
Expenses:
Investment management fees (Note B)	1,025,797	1,099,812	1,057,808	7,728,250	512,188
Administration fees (Note B):
Investor Class	38,041	—	—	208,735	—
Trust Class	—	—	—	—	—
Institutional Class	788,535	297,307	362,140	1,705,309	190,122
Class A	64,228	3,030	23,025	52,616	2,970
Class C	4,526	1,726	15,202	14,479	537
Class R3	—	—	—	4,971	—
Class R6	2,322	—	—	184,589	—
Distribution fees (Note B):
Investor Class	35,223	—	—	—	—
Trust Class	—	—	—	—	—
Class A	59,470	2,806	21,320	48,718	2,750
Class C	16,764	6,393	56,304	53,627	1,988
Class R3	—	—	—	9,205	—
Shareholder servicing agent fees:
Investor Class	12,032	—	—	27,980	—
Trust Class	—	—	—	—	—
Institutional Class	11,072	1,636	1,611	10,419	411
Class A	1,049	664	1,627	6,304	565
Class C	366	259	518	977	223
Class R3	—	—	—	387	—
Class R6	286	—	—	1,666	—
Audit fees	32,725	53,210	40,300	58,995	28,400
Custodian and accounting fees	165,626	236,155	351,320	297,046	81,919
Insurance	15,483	5,875	6,220	53,805	3,757
Legal fees	58,435	72,786	73,482	83,111	53,323
Registration and filing fees	107,100	61,526	58,199	141,475	50,723
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	6,451	—
Shareholder reports	60,858	8,254	8,466	189,891	6,778
Trustees' fees and expenses	43,410	43,396	43,396	43,454	43,393
Interest Expense on Reverse Repurchase Agreements (Note A)	—	—	—	185	—
Interest	5,375	16,292	270	12,752	1,576
Miscellaneous and other fees (Note A)	41,548	20,158	22,603	87,950	13,663
Total expenses	2,590,271	1,931,285	2,143,811	11,033,347	995,286
Expenses reimbursed by Management (Note B)	(231,217)	(337,672)	(465,108)	—	(343,299)
Investment management fees waived (Note A)	—	—	—	—	—
Total net expenses	2,359,054	1,593,613	1,678,703	11,033,347	651,987
Net investment income/(loss)	$8,732,821	$8,139,850	$9,278,361	$77,176,597	$3,533,794

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$114,618	$15
Dividend income—affiliated issuers (Note F)	—	—	—	70,352
Interest and other income—unaffiliated issuers	1,437,389	5,169,978	2,451,105	115,300,679
Income from securities loaned-net	—	—	7,109	123,385
Foreign taxes withheld	—	—	—	(134,000)
Total income	$1,437,389	$5,169,978	$2,572,832	$115,360,431
Expenses:
Investment management fees (Note B)	172,522	334,065	151,941	12,098,438
Administration fees (Note B):
Investor Class	—	33,879	54,876	—
Trust Class	—	—	13,724	38,230
Institutional Class	103,341	332,822	93,988	3,623,051
Class A	234	6,515	5,140	350,206
Class C	76	4,794	4,712	190,323
Class R3	—	—	—	—
Class R6	—	—	—	199,744
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	9,558
Class A	216	6,032	4,759	324,265
Class C	281	17,754	17,451	704,898
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	5,430	16,259	—
Trust Class	—	—	508	3,172
Institutional Class	27,727	1,560	725	17,354
Class A	221	360	396	6,512
Class C	82	321	308	2,776
Class R3	—	—	—	—
Class R6	—	—	—	2,948
Audit fees	29,350	51,885	55,024	61,495
Custodian and accounting fees	73,801	91,989	88,414	740,039
Insurance	1,980	7,081	2,615	89,849
Legal fees	57,473	56,248	59,766	70,779
Registration and filing fees	51,481	68,663	99,638	164,003
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	22,273
Shareholder reports	7,771	13,050	10,099	196,294
Trustees' fees and expenses	43,391	43,398	43,391	43,506
Interest Expense on Reverse Repurchase Agreements (Note A)	—	—	—	185
Interest	68	1,893	1,229	65,379
Miscellaneous and other fees (Note A)	10,647	19,135	15,074	176,381
Total expenses	580,662	1,096,874	740,037	19,201,658
Expenses reimbursed by Management (Note B)	(281,176)	(323,902)	(354,775)	(262,041)
Investment management fees waived (Note A)	—	—	—	(8,764)
Total net expenses	299,486	772,972	385,262	18,930,853
Net investment income/(loss)	$1,137,903	$4,397,006	$2,187,570	$96,429,578

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,072,198	(951,527)*	982,155	62,828,464	1,869,579
Settlement of bond forward contracts	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(242,272)	—	—	—
Settlement of foreign currency transactions	19	243,086	—	—	—
Expiration or closing of futures contracts	2,449,227	110,242	—	—	—
Expiration or closing of swap contracts	—	399,760	381,188	4,793,268	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(7,947,245)	(1,362,986)**	6,049,010	590,468	3,528,839
Investment securities of affiliated issuers	—	—	—	—	—
Unfunded loan commitments	—	—	8,118	(27,261)	—
Forward foreign currency contracts	—	(463,119)	—	—	—
Bond forward contracts	—	—	—	—	—
Foreign currency translations	1,349	48,561	—	—	—
Futures contracts	(857,660)	180,943	—	—	—
Swap contracts	—	(1,835,241)	72,461	454,177	—
Net gain/(loss) on investments	(2,282,112)	(3,872,553)	7,492,932	68,639,116	5,398,418
Net increase/(decrease) in net assets resulting from operations	$6,450,709	$4,267,297	$16,771,293	$145,815,713	$8,932,212

*  Net of foreign capital gains tax of $18,018 for Emerging Markets Debt and $13,171 for Strategic Income.

**  Change in accrued foreign capital gains tax amounted to $10,094 Emerging Markets Debt and $(79,001) for Strategic Income.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	191,792	1,617,047	635,864	105,186,353 *
Settlement of bond forward contracts	—	—	—	3,262,682
Settlement of forward foreign currency contracts	—	—	—	3,381,966
Settlement of foreign currency transactions	—	—	—	(459,813)
Expiration or closing of futures contracts	—	—	215,124	36,330,983
Expiration or closing of swap contracts	—	—	—	17,760,078
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(462,305)	769,110	(404,344)	(30,892,396)**
Investment securities of affiliated issuers	—	—	—	67,320
Unfunded loan commitments	—	—	—	(10,258)
Forward foreign currency contracts	—	—	—	825,905
Bond forward contracts	—	—	—	467,805
Foreign currency translations	—	—	—	581,079
Futures contracts	—	—	(38,426)	6,651,351
Swap contracts	—	—	—	(319,091)
Net gain/(loss) on investments	(270,513)	2,386,157	408,218	142,833,964
Net increase/(decrease) in net assets resulting from operations	$867,390	$6,783,163	$2,595,788	$239,263,542

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,
	2021	2020	2021	2020	2021	2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$8,732,821	$10,417,029	$8,139,850	$7,444,559	$9,278,361	$8,107,965
Net realized gain/(loss) on investments	6,521,444	13,092,073	(440,711)	(11,731,789)	1,363,343	(10,274,722)
Change in net unrealized appreciation/ (depreciation) of investments	(8,803,556)	3,077,053	(3,431,842)	(3,476,097)	6,129,589	985,349
Net increase/(decrease) in net assets resulting from operations	6,450,709	26,586,155	4,267,297	(7,763,327)	16,771,293	(1,181,408)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(523,578)	(355,155)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(21,048,057)	(12,261,101)	(8,014,154)	(2,387,251)	(8,825,677)	(7,531,977)
Class A	(889,529)	(541,934)	(41,020)	(26,813)	(279,549)	(236,720)
Class C	(56,893)	(47,043)	(18,660)	(1,449)	(142,504)	(289,871)
Class R3	—	—	—	—	—	—
Class R6	(171,120)	(80,554)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(4,678,443)	—	(35,060)
Class A	—	—	—	(65,293)	—	(1,214)
Class C	—	—	—	(14,537)	—	(1,811)
Total distributions to shareholders	(22,689,177)	(13,285,787)	(8,073,834)	(7,173,786)	(9,247,730)	(8,096,653)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,191,739	4,187,763	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	231,730,382	223,493,673	88,833,594	128,328,872	214,136,975	69,155,593
Class A	7,609,929	12,167,675	420,222	414,419	6,746,170	3,350,149
Class C	162,374	1,372,519	218,415	328,748	2,081,896	308,613
Class R3	—	—	—	—	—	—
Class R6	4,967,388	1,347,865	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	487,459	323,718	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	13,834,712	7,806,650	7,973,171	6,999,358	8,772,553	7,426,709
Class A	736,588	473,011	38,674	86,121	192,439	183,236
Class C	41,896	32,224	17,845	15,019	136,302	202,652
Class R3	—	—	—	—	—	—
Class R6	112,076	17,262	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,693,129)	(2,206,014)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(126,047,500)	(102,034,548)	(23,145,906)	(126,076,007)	(37,944,099)	(125,110,920)
Class A	(8,098,960)	(9,680,603)	(1,315,758)	(2,233,538)	(3,630,803)	(2,943,094)
Class C	(823,833)	(1,643,500)	(141,080)	(135,512)	(1,897,532)	(6,190,594)
Class R3	—	—	—	—	—	—
Class R6	(837,404)	(1,728,960)	—	—	—	—
Net increase/(decrease) from Fund share transactions	123,373,717	133,928,735	72,899,177	7,727,480	188,593,901	(53,617,656)
Net Increase/(Decrease) in Net Assets	107,135,249	147,229,103	69,092,640	(7,209,633)	196,117,464	(62,895,717)
Net Assets:
Beginning of year	515,796,226	368,567,123	154,879,699	162,089,332	162,046,679	224,942,396
End of year	$622,931,475	$515,796,226	$223,972,339	$154,879,699	$358,164,143	$162,046,679

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,	Fiscal Year Ended October 31,
	2021	2020	2021	2020	2021	2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$77,176,597	$100,062,984	$3,533,794	$3,684,159	$1,137,903	$1,162,997
Net realized gain/(loss) on investments	67,621,732	(49,325,099)	1,869,579	(875,678)	191,792	269,183
Change in net unrealized appreciation/ (depreciation) of investments	1,017,384	(24,321,719)	3,528,839	(2,779,298)	(462,305)	474,733
Net increase/(decrease) in net assets resulting from operations	145,815,713	26,416,166	8,932,212	29,183	867,390	1,906,913
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(3,643,542)	(4,033,366)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(55,402,533)	(65,549,284)	(3,556,555)	(3,651,177)	(1,402,410)	(1,431,743)
Class A	(861,818)	(932,848)	(26,891)	(24,734)	(1,478)	(1,592)
Class C	(200,401)	(385,461)	(3,346)	(8,676)	(308)	(370)
Class R3	(77,805)	(91,775)	—	—	—	—
Class R6	(18,328,192)	(30,389,547)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(78,514,291)	(101,382,281)	(3,586,792)	(3,684,587)	(1,404,196)	(1,433,705)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,112,614	9,819,720	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	262,577,245	609,073,932	41,283,497	22,835,451	27,313,869	5,397,119
Class A	46,655,103	38,743,459	1,067,802	103,471	56,514	—
Class C	206,275	376,588	50,000	33,000	—	13,626
Class R3	361,980	443,883	—	—	—	—
Class R6	123,810,045	332,352,755	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,492,345	3,795,670	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	46,084,556	52,754,589	3,550,361	3,622,862	1,307,354	1,328,596
Class A	621,426	762,525	18,575	16,928	1,023	1,065
Class C	172,256	237,512	2,883	8,155	52	38
Class R3	77,523	86,934	—	—	—	—
Class R6	17,466,810	28,528,938	—	—	—	—
Payments for shares redeemed:
Investor Class	(14,726,679)	(21,175,723)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(386,195,865)	(944,300,233)	(22,917,062)	(27,615,428)	(7,000,804)	(3,446,692)
Class A	(49,172,383)	(45,988,145)	(949,984)	(348,230)	(5,873)	(1,011)
Class C	(1,521,979)	(6,426,515)	(193,549)	(332,079)	(9,924)	(5,000)
Class R3	(510,835)	(2,910,790)	—	—	—	—
Class R6	(72,925,247)	(773,447,832)	—	—	—	—
Net increase/(decrease) from Fund share transactions	(18,414,810)	(717,272,733)	21,912,523	(1,675,870)	21,662,211	3,287,741
Net Increase/(Decrease) in Net Assets	48,886,612	(792,238,848)	27,257,943	(5,331,274)	21,125,405	3,760,949
Net Assets:
Beginning of year	1,554,254,342	2,346,493,190	119,146,425	124,477,699	62,863,218	59,102,269
End of year	$1,603,140,954	$1,554,254,342	$146,404,368	$119,146,425	$83,988,623	$62,863,218

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$4,397,006	$4,488,254	$2,187,570	$2,527,060
Net realized gain/(loss) on investments	1,617,047	1,119,874	850,988	(893,788)
Change in net unrealized appreciation/ (depreciation) of investments	769,110	(944,475)	(442,770)	161,578
Net increase/(decrease) in net assets resulting from operations	6,783,163	4,663,653	2,595,788	1,794,850
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(271,885)	(293,144)	(586,880)	(627,978)
Trust Class	—	—	(76,663)	(61,525)
Institutional Class	(5,092,636)	(4,644,750)	(1,929,967)	(1,865,834)
Class A	(47,696)	(39,797)	(51,884)	(28,186)
Class C	(22,399)	(32,055)	(34,118)	(36,013)
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(5,434,616)	(5,009,746)	(2,679,512)	(2,619,536)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	883,142	1,757,159	1,135,706	2,043,929
Trust Class	—	—	1,467,377	912,540
Institutional Class	35,258,991	45,814,917	59,635,657	26,548,133
Class A	342,439	1,248,181	855,767	1,355,519
Class C	173,626	399,085	407,174	1,568,319
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	227,734	241,351	561,742	595,488
Trust Class	—	—	76,415	61,454
Institutional Class	1,477,235	873,933	1,925,130	1,865,834
Class A	23,251	26,765	43,709	22,897
Class C	17,769	20,741	33,823	31,744
Class R3	—	—	—	—
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,573,568)	(2,678,567)	(2,572,652)	(3,792,348)
Trust Class	—	—	(1,199,388)	(266,771)
Institutional Class	(20,731,129)	(21,481,001)	(27,186,297)	(28,417,204)
Class A	(942,859)	(502,217)	(358,386)	(646,802)
Class C	(564,406)	(1,094,297)	(970,572)	(922,239)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	14,592,225	24,626,050	33,855,205	960,493
Net Increase/(Decrease) in Net Assets	15,940,772	24,279,957	33,771,481	135,807
Net Assets:
Beginning of year	224,277,576	199,997,619	82,413,675	82,277,868
End of year	$240,218,348	$224,277,576	$116,185,156	$82,413,675

See Notes to Financial Statements

	STRATEGIC INCOME FUND
	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$96,429,578	$98,718,755
Net realized gain/(loss) on investments	165,462,249	18,036,998
Change in net unrealized appreciation/ (depreciation) of investments	(22,628,285)	(43,975,269)
Net increase/(decrease) in net assets resulting from operations	239,263,542	72,780,484
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—
Trust Class	(368,558)	(326,660)
Institutional Class	(101,609,902)	(90,274,906)
Class A	(4,935,557)	(4,080,740)
Class C	(2,187,606)	(2,538,924)
Class R3	—	—
Class R6	(17,230,550)	(12,490,296)
Tax return of capital:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(126,332,173)	(109,711,526)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	580,952	2,609,944
Institutional Class	823,251,650	865,666,004
Class A	43,486,116	69,778,551
Class C	10,686,062	12,932,248
Class R3	—	—
Class R6	124,512,130	62,342,429
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	357,144	313,957
Institutional Class	82,763,270	74,676,388
Class A	3,101,553	2,811,591
Class C	1,952,771	2,039,424
Class R3	—	—
Class R6	17,216,154	12,472,851
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(1,322,540)	(1,809,597)
Institutional Class	(664,728,371)	(1,034,598,148)
Class A	(44,413,642)	(60,792,808)
Class C	(21,796,596)	(41,386,629)
Class R3	—	—
Class R6	(47,752,308)	(43,193,064)
Net increase/(decrease) from Fund share transactions	327,894,345	(76,136,859)
Net Increase/(Decrease) in Net Assets	440,825,714	(113,067,901)
Net Assets:
Beginning of year	2,768,495,682	2,881,563,583
End of year	$3,209,321,396	$2,768,495,682

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relative listed bond and preferred stock prices and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of

4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the year ended October 31, 2021, were $1,563, $257, $2,742 and $6,541 for Core Bond, High Income, Short Duration and Strategic Income.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2021, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$671,240,528	$13,568,758	$9,989,644	$3,579,114
Emerging Markets Debt	227,353,329	5,749,733	14,599,427	(8,849,694)
Floating Rate Income	385,870,929	2,363,144	1,745,059	618,085
High Income	1,660,338,213	38,950,763	16,494,637	22,456,126
Municipal High Income	137,780,982	6,643,259	2,598,054	4,045,205
Municipal Impact	77,518,439	2,993,738	271,611	2,722,127
Municipal Intermediate Bond	236,373,873	9,076,605	995,683	8,080,922
Short Duration	127,749,015	999,752	1,517,755	(518,003)
Strategic Income	4,007,422,044	48,343,771	74,415,046	(26,071,275)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: prior year true up adjustments, non deductible excise taxes and deemed distributions on shareholder redemptions. For the year ended October 31, 2021, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Distributable Earnings
Core Bond	$—	$—
Emerging Markets Debt	—	—
Floating Rate Income	—	—
High Income	—	—
Municipal High Income	—	—
Municipal Impact	17,309	(17,309)
Municipal Intermediate Bond	(4)	4
Short Duration	59,696	(59,696)
Strategic Income	4,604,031	(4,604,031)

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Core Bond	$22,689,177	$13,285,787	$—	$—	$—	$—	$—	$—	$22,689,177	$13,285,787
Emerging Markets Debt	8,073,834	2,415,513	—	—	—	—	—	4,758,273	8,073,834	7,173,786
Floating Rate Income	9,247,730	8,058,568	—	—	—	—	—	38,085	9,247,730	8,096,653
High Income	78,514,291	101,382,281	—	—	—	—	—	—	78,514,291	101,382,281
Municipal High Income	38,830	4,963	3,547,962	3,679,624	—	—	—	—	3,586,792	3,684,587
Municipal Impact	6,863	3,586	1,133,919	1,148,099	263,414	282,020	—	—	1,404,196	1,433,705
Municipal Intermediate Bond	206,895	439	4,370,188	4,432,437	857,533	576,870	—	—	5,434,616	5,009,746
Short Duration	2,679,512	2,619,536	—	—	—	—	—	—	2,679,512	2,619,536
Strategic Income	126,332,173	109,711,526	—	—	—	—	—	—	126,332,173	109,711,526

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income/(Loss)	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$355,778	$—	$—	$3,581,649	$(803,539)	$(411,396)	$2,722,492
Emerging Markets Debt	200,820	—	—	(8,893,322)	(12,717,279)	(29,321)	(21,439,102)
Floating Rate Income	7,707	—	—	618,085	(31,591,982)	(63,819)	(31,030,009)
High Income	241,402	—	—	22,456,126	(146,507,111)	(855,178)	(124,664,761)
Municipal High Income	—	319,188	—	4,045,205	(411,642)	(13,384)	3,939,367
Municipal Impact	129,820	9,238	44,470	2,722,127	—	(7,387)	2,898,268
Municipal Intermediate Bond	434,360	—	976,197	8,080,922	—	(289,670)	9,201,809
Short Duration	266,082	—	—	(518,003)	(5,533,797)	(2,327)	(5,788,045)
Strategic Income	55,010,457	—	11,365,916	(26,304,087)	(1,931,602)	(1,797,745)	36,342,939

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, passive foreign investment companies, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to treasury inflation protection securities, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$627,934	$—
Emerging Markets Debt	7,747,317	4,802,616

	Capital Loss Carryforwards
	Long-Term	Short-Term
Floating Rate Income	$23,309,041	$8,282,941
High Income	121,748,066	24,759,045
Municipal High Income	411,642	—
Short Duration	4,525,911	1,007,886

During the year ended October 31, 2021, Floating Rate Income, High Income, Municipal High Income, Short Duration and Strategic Income utilized capital loss carryforwards of $1,358,584, $65,734,276, $1,863,487, $470,858 and $75,140,054, respectively.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

9  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At October 31, 2021, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $48,072 and $87,854, respectively, which is reflected in the Statements of Assets and Liabilities. For the year ended

October 31, 2021, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $18,018 and $13,171, respectively, which is reflected in the Statements of Operations.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

12  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2021, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2021. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the year ended October 31, 2021, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the year ended October 31, 2021, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2021, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund's portfolio and to enhance total return.

Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the year ended October 31, 2021, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the year ended October 31, 2021, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2021, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2021, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the year ended October 31, 2021, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate/Inflation swap contracts: During the year ended October 31, 2021, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the year ended October 31, 2021, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate/inflation swaps, marked to market daily. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the year ended October 31, 2021, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC cross currency swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

Total return basket swap contracts: During the year ended October 31, 2021, Strategic Income used total return basket swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. For OTC total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2021, Floating Rate Income and High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the year ended October 31, 2021, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

At October 31, 2021, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$247,663	$—	$—	$—	$247,663
Total Value—Assets		$247,663	$—	$—	$—	$247,663
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$264,789	$—	$—	$—	$264,789
Forward FX contracts	Receivable for forward foreign currency contracts	—	940,719	—	—	940,719
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	447,504	—	—	—	447,504
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	185,894	—	—	—	185,894
Total Value—Assets		$898,187	$940,719	$—	$—	$1,838,906
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$7,920	$—	$7,920
Total Value—Assets		$—	$—	$7,920	$—	$7,920
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$235,329	$—	$—	$—	$235,329
Total Value—Assets		$235,329	$—	$—	$—	$235,329
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$17,076,459	$—	$—	$—	$17,076,459
Bond forwards	Receivable for bond forward contracts	79,152	—	—	—	79,152
Forward FX contracts	Receivable for forward foreign currency contracts	—	1,308,815	—	—	1,308,815

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	$96,579	$—	$2,837,471	$—	$2,934,050
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	387,635	—	387,635
Total Value—Assets		$17,252,190	$1,308,815	$3,225,106	$—	$21,786,111
Liability Derivatives
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(628,739)	$—	$—	$—	$(628,739)
Total Value—Liabilities		$(628,739)	$—	$—	$—	$(628,739)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(145,369)	$—	$—	$—	$(145,369)
Forward FX contracts	Payable for forward foreign currency contracts	—	(1,316,839)	—	—	(1,316,839)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(1,583,232)	—	—	—	(1,583,232)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(363,785)	—	—	—	(363,785)
Total Value—Liabilities		$(2,092,386)	$(1,316,839)	$—	$—	$(3,409,225)
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(16,850)	$—	$(16,850)
Total Value—Liabilities		$—	$—	$(16,850)	$—	$(16,850)
High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(164,003)	$—	$(164,003)
Total Value—Liabilities		$—	$—	$(164,003)	$—	$(164,003)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(228,835)	$—	$—	$—	$(228,835)
Total Value—Liabilities		$(228,835)	$—	$—	$—	$(228,835)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,812,847)	$—	$—	$—	$(1,812,847)
Bond forwards	Receivable for bond forward contracts	(57,566)	—	—	—	(57,566)
Forward FX contracts	Payable for forward foreign currency contracts	—	(899,415)	—	—	(899,415)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(68,861)	—	(277,918)	—	(346,779)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(916,993)	—	(916,993)
Total Value—Liabilities		$(1,939,274)	$(899,415)	$(1,194,911)	$—	$(4,033,600)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of October 31, 2021.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2021, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$2,449,227	$—	$—	$—	$2,449,227
Total Realized Gain/(Loss)		$2,449,227	$—	$—	$—	$2,449,227
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$110,242	$—	$—	$—	$110,242
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(242,272)	—	—	(242,272)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	1,195,217	—	(795,457)	—	399,760
Total Realized Gain/(Loss)		$1,305,459	$(242,272)	$(795,457)	$—	$267,730

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Floating Rate Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$381,188	$—	$381,188
Total Realized Gain/(Loss)		$—	$—	$381,188	$—	$381,188
High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$4,793,268	$—	$4,793,268
Total Realized Gain/(Loss)		$—	$—	$4,793,268	$—	$4,793,268
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$215,124	$—	$—	$—	$215,124
Total Realized Gain/(Loss)		$215,124	$—	$—	$—	$215,124
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$36,330,983	$—	$—	$—	$36,330,983
Bond forwards	Net realized gain/(loss) on: Settlement of bond forward contracts	3,262,682	—	—	—	3,262,682
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	3,381,966	—	—	3,381,966
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	(175,184)	—	17,935,262	—	17,760,078
Total Realized Gain/(Loss)		$39,418,481	$3,381,966	$17,935,262	$—	$60,735,709
Change in Appreciation/(Depreciation)
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(857,660)	$—	$—	$—	$(857,660)
Total Change in Appreciation/(Depreciation)		$(857,660)	$—	$—	$—	$(857,660)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$180,943	$—	$—	$—	$180,943
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(463,119)	—	—	(463,119)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(1,918,391)	—	83,150	—	(1,835,241)
Total Change in Appreciation/(Depreciation)		$(1,737,448)	$(463,119)	$83,150	$—	$(2,117,417)
Floating Rate Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$72,461	$—	$72,461
Total Change in		$—	$—	$72,461	$—	$72,461
Appreciation/(Depreciation)
High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$454,177	$—	$454,177
Total Change in Appreciation/(Depreciation)		$—	$—	$454,177	$—	$454,177
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(38,426)	$—	$—	$—	$(38,426)
Total Change in		$(38,426)	$—	$—	$—	$(38,426)
Appreciation/(Depreciation)
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$6,651,351	$—	$—	$—	$6,651,351
Bond forwards	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	467,805	—	—	—	467,805

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	825,905	—	—	825,905
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	27,718	—	(346,809)	—	(319,091)
Total Change in		$7,146,874	$825,905	$(346,809)	$—	$7,625,972
Appreciation/(Depreciation)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the year ended October 31, 2021 that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income held one or more of these investments at October 31, 2021. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$185,894	$—	$185,894
Forward FX contracts	940,719	—	940,719
Securities lending	146,499	—	146,499
Total	$1,273,112	$—	$1,273,112
Floating Rate Income
Over-the-counter swap contracts	$7,920	$—	$7,920
Total	$7,920	$—	$7,920
High Income
Securities lending	$49,343,320	—	$49,343,320
Total	$49,343,320	$—	$49,343,320

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Short Duration
Securities lending	$1,796,364	$—	$1,796,364
Total	$1,796,364	$—	$1,796,364
Strategic Income
Bond forwards	$79,152	$—	$79,152
Over-the-counter swap contracts	387,635	—	387,635
Forward FX contracts	1,308,815	—	1,308,815
Securities lending	28,938,307	—	28,938,307
Total	$30,713,909	$—	$30,713,909

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
BB	$115,555	$(84,715)	$—	$30,840
BNP	56,761	(53,223)	—	3,538
CITI	220,424	(220,424)	—	—
GSI	461,777	(441,844)	(19,933)	—
HSBC	22,592	(22,592)	—	—
JPM	66,077	(66,077)	—	—
MS	105,195	(104,434)	—	761
SCB	23,905	(23,905)	—	—
SSB	200,826	(36,948)	(146,499)	17,379
Total	$1,273,112	$(1,054,162)	$(166,432)	$52,518
Floating Rate Income
MS	$7,920	$—	$—	$7,920
Total	$7,920	$—	$—	$7,920
High Income
SSB	$49,343,320	$—	$(49,343,320)	$—
Total	$49,343,320	$—	$(49,493,320)	$—
Short Duration
SSB	$1,796,364	$—	$(1,796,364)	$—
Total	$1,796,364	$—	$(1,796,364)	$—

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Strategic Income
BB	$126,692	$(69,775)	$—	$56,917
CITI	334,680	(191,837)	(142,843)	—
GSI	1,079,479	(782,178)	—	297,301
HSBC	17,306	(17,306)	—	—
JPM	70,285	(70,285)	—	—
MS	117,420	(56,106)	(50,000)	11,314
SCB	29,740	(10,316)	—	19,424
SSB	28,938,307	—	(28,938,307)	—
Total	$30,713,909	$(1,197,803)	$(29,131,150)	$384,956

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$(363,785)	$—	$(363,785)
Forward FX contracts	(1,316,839)	—	(1,316,839)
Total	$(1,680,624)	$—	$(1,680,624)
Floating Rate Income
Over-the-counter swap contracts	$(16,850)	$—	$(16,850)
Total	$(16,850)	$—	$(16,850)
High Income
Over-the-counter swap contracts	$(164,003)	$—	$(164,003)
Total	$(164,003)	$—	$(164,003)
Strategic Income
Bond forwards	$(57,566)	$—	$(57,566)
Over-the-counter swap contracts	(916,993)	—	(916,993)
Forward FX contracts	$(899,415)	$—	$(899,415)
Total	$(1,873,974)	$—	$(1,873,974)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
BB	$(84,715)	$84,715	$—	$—
BNP	(53,223)	53,223	—	—
CITI	(351,395)	220,424	130,000	(971)
DB	(333)	—	—	(333)
GSI	(441,844)	441,844	—	—
HSBC	(118,716)	22,592	—	(96,124)
JPM	(322,115)	66,077	—	(256,038)
MS	(104,434)	104,434	—	—
SCB	(166,901)	23,905	—	(142,996)
SSB	(36,948)	36,948	—	—
Total	$(1,680,624)	$1,054,162	$130,000	$(496,462)
Floating Rate Income
JPM	$(16,850)	$—	$—	$(16,850)
Total	$(16,850)	$—	$—	$(16,850)
High Income
GSI	$(164,003)	$—	$150,000	$(14,003)
Total	$(164,003)	$—	$150,000	$(14,003)
Strategic Income
BB	$(69,775)	$69,775	$—	$—
CITI	(191,837)	191,837	—	—
GSI	(782,178)	782,178	—	—
HSBC	(81,187)	17,306	—	(63,881)
JPM	(682,575)	70,285	612,290	—
MS	(56,106)	56,106	—	—
SCB	(10,316)	10,316	—	—
Total	$(1,873,974)	$1,197,803	$612,290	$(63,881)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2021, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2021.

13  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Debt	$146,499
High Income	49,343,320
Short Duration	1,796,364
Strategic Income	28,938,307

As of October 31, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds
Emerging Markets Debt	$154,380	$—	$—	$—	$154,380
High Income	50,402,035	—	—	—	50,402,035
Short Duration	1,837,568	—	—	—	1,837,568
Strategic Income	29,666,171	—	—	—	29,666,171

(a)  Amounts represent the payable for loaned securities collateral received.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through October 31, 2021, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).

For Strategic Income's investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2021, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2021, income earned from the Underlying Fund on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the year ended October 31, 2021, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$8,764	$70,352

16  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

In October 2020, the SEC adopted Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders and rules permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Funds' current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a Fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

17  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of October 31, 2021, the value of unfunded loan commitments was $2,565,190, $281,538 and $645,779 for Floating Rate Income, High Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Aveanna Healthcare, LLC, Term Loan DD, (USD LIBOR + 3.75%), due 7/17/2028(c)	$286,792	$286,029
CMBF LLC, Term Loan DD, (3M USD LIBOR + 3.00%), 3.00%, due 8/2/2028(a)	354,358	352,586	(b)
DexKo Global Inc, Term Loan DD, (USD LIBOR + 3.75%), due 10/4/2028(c)	221,600	221,363
Eisner Advisory Group LLC, Term Loan DD, (3M USD LIBOR + 2.63%), 2.6%, due 7/28/2028(a)	75,454	75,643	(b)
FCG Acquisitions Inc., Second Term Loan DD, (3M USD LIBOR + 3.38%), 5.25%, due 3/30/2029(a)	143,000	142,881
FCG Acquisitions Inc., Term Loan DD, (3M USD LIBOR + 3.75%), 3.75, due 3/31/2028(a)	258,017	257,857
Hillman Group Inc. (The), Term Loan DD, (3M USD LIBOR + 1.38%), 1.38%, due 7/14/2028(a)	114,127	113,770

Borrower	Principal Amount	Value
Intelsat Jackson Holdings S.A, Term Loan DIP, (3M USD LIBOR + 3.60%), 3.60%, due 10/13/2022(a)	$168,333	$169,512
Medical Solutions L.L.C., Term Loan DD, (USD LIBOR + 3.50%), due 10/5/2028(c)	196,000	196,098
National Mentor Holdings, Inc., Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 3/2/2028(a)	41,672	41,394
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), due 8/31/2028(a)	184,358	185,193
Refficiency Holdings LLC, Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 12/16/2027(a)	83,392	83,313
Refficiency Holdings LLC, Term Loan DD, (USD LIBOR + 3.75%), due 12/31/2027(c)	142,834	142,700
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/29/2027(a)	44,418	44,529 (b)
Sovos Compliance, LLC, Term Loan DD, (3M USD LIBOR + 2.25%), 2.25%, due 8/11/2028(a)	167,140	168,028
Trident TPI Holdings, Inc., Term Loan DD, (3M USD LIBOR + 2.00%, 3M USD LIBOR + 4.00%), 2.00%, due 9/15/2028(a)	84,173	84,294
High Income
Borrower	Principal Amount	Value
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/29/2027(a)	$280,836	$281,538
Strategic Income
Borrower	Principal Amount	Value
Aveanna Healthcare, LLC, Term Loan DD, (USD LIBOR + 3.75%), due 7/17/2028(c)	$413,208	$412,108
Intelsat Jackson Holdings S.A., Term Loan DIP, (3M USD LIBOR + 3.60%), 3.60%, due 10/13/2022(a)	110,000	110,770
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 0.00%), 0.00%, 8/31/2028(a)	122,346	122,901

(a)  Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of October 31, 2021.

(b)  Value determined using significant unobservable inputs.

(c)  This security has not settled as of October 31, 2021 and thus may not have an interest rate in effect.

18  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2020, High Income realized a net gain of $13,575,889 on $192,035,868 of in-kind redemptions. There were no in-kind redemptions during the year ended October 31, 2021.

19  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

20  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond:
	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income(a):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond:
	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration:
	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.50% prior to January 15, 2021.

Accordingly, for the year ended October 31, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate
Core Bond	0.18%
Floating Rate Income	0.41%
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40	%(a)

(a)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At October 31, 2021, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2019	2020	2021
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Core Bond Investor Class	0.78	%(b)	10/31/24	$27,317	$24,104	$13,198
Core Bond Institutional Class	0.38	%(b)	10/31/24	328,676	254,794	212,423
Core Bond Class A	0.78	%(b)	10/31/24	13,844	7,793	3,024
Core Bond Class C	1.53	%(b)	10/31/24	1,746	998	516
Core Bond Class R6	0.28	%(b)	10/31/24	330 (c)	1,676	2,056
Emerging Markets Debt Institutional Class	0.78%		10/31/24	406,354	363,531	333,789
Emerging Markets Debt Class A	1.15%		10/31/24	15,905	5,716	2,562
Emerging Markets Debt Class C	1.90%		10/31/24	930	1,193	1,321
Floating Rate Income Institutional Class	0.60	%(b)	10/31/24	469,596	385,554	436,784
Floating Rate Income Class A	0.97	%(b)	10/31/24	19,217	15,631	17,310
Floating Rate Income Class C	1.72	%(b)	10/31/24	26,631	20,399	11,014
High Income Investor Class	1.00%		10/31/24	—	—	—

				Expenses Reimbursed in Year Ended October 31,
				2019	2020	2021
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
High Income Institutional Class	0.75%		10/31/24	$—	$—	$—
High Income Class A	1.12%		10/31/24	13,786	—	—
High Income Class C	1.87%		10/31/24	—	—	—
High Income Class R3	1.37%		10/31/24	—	—	—
High Income Class R6	0.65	%(b)	10/31/24	—	—	—
Municipal High Income Institutional Class	0.50%		10/31/24	329,680	359,725	339,041
Municipal High Income Class A	0.87%		10/31/24	4,413	3,325	3,504
Municipal High Income Class C	1.62%		10/31/24	2,011	1,390	754
Municipal Impact Institutional Class	0.43%		10/31/24	382,133	299,893	280,447
Municipal Impact Class A	0.80%		10/31/24	400	248	542
Municipal Impact Class C	1.55%		10/31/24	225	149	187
Municipal Intermediate Bond Investor Class	0.45	%(b)	10/31/24	23,657	26,332	18,508
Municipal Intermediate Bond Institutional Class	0.30	%(b)	10/31/24	248,495	315,219	299,074
Municipal Intermediate Bond Class A	0.67	%(b)	10/31/24	5,508	3,397	3,614
Municipal Intermediate Bond Class C	1.42	%(b)	10/31/24	4,287	4,117	2,706
Short Duration Investor Class	0.54	%(b)	10/31/24	94,340	97,811	80,344
Short Duration Trust Class	0.64	%(b)	10/31/24	8,902	10,631	12,731
Short Duration Institutional Class	0.34	%(b)	10/31/24	239,009	249,736	246,584
Short Duration Class A	0.71	%(b)	10/31/24	6,786	4,533	7,874
Short Duration Class C	1.46	%(b)	10/31/24	5,488	7,744	7,242
Strategic Income Trust Class	0.94%		10/31/24	7,844	6,415	3,911
Strategic Income Institutional Class	0.59%		10/31/24	573,799	293,431	202,570
Strategic Income Class A	0.99%		10/31/24	11,587	—	—
Strategic Income Class C	1.69%		10/31/24	53,704	31,253	22,219
Strategic Income Class R6	0.49	%(b)	10/31/24	79,636	43,096	33,341

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense Limitation	Prior to
Core Bond Investor Class	0.85%	1/15/20
Core Bond Institutional Class	0.45%	1/15/20
Core Bond Class A	0.85%	1/15/20
Core Bond Class C	1.60%	1/15/20
Core Bond Class R6	0.35%	1/15/20
Floating Rate Income Institutional Class	0.70%	1/15/21
Floating Rate Income Class A	1.07%	1/15/21
Floating Rate Income Class C	1.82%	1/15/21

Class	Expense Limitation	Prior to
High Income Class R6	0.68%	12/6/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.59%	2/28/20
Short Duration Trust Class	0.69%	2/28/20
Short Duration Institutional Class	0.39%	2/28/20
Short Duration Class A	0.76%	2/28/20
Short Duration Class C	1.51%	2/28/20
Strategic Income Class R6	0.52%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2021, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
High Income Class A	$6,451
Strategic Income Class A	22,273

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Core Bond Class A	$965	$—
Core Bond Class C	—	450
Emerging Markets Debt Class A	221	—
Emerging Markets Debt Class C	—	99
Floating Rate Income Class A	1,364	—
Floating Rate Income Class C	—	152
High Income Class A	1,126	—
High Income Class C	—	235
Municipal High Income Class A	874	—
Municipal High Income Class C	—	—
Municipal Impact Class A	5	—
Municipal Impact Class C	—	6
Municipal Intermediate Bond Class A	75	—
Municipal Intermediate Bond Class C	—	60
Short Duration Class A	203	—
Short Duration Class C	—	1,141
Strategic Income Class A	16,890	—
Strategic Income Class C	—	6,050

Note C—Securities Transactions:

During the year ended October 31, 2021, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts and futures) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$1,430,633,323	$126,906,720	$1,398,696,899	$92,168,558
Emerging Markets Debt	—	164,964,568	—	103,707,623
Floating Rate Income	—	324,367,665	—	122,827,736
High Income	—	1,481,752,009	—	1,504,706,778
Municipal High Income	—	89,804,672	—	74,010,417
Municipal Impact	—	32,964,946	—	13,735,636
Municipal Intermediate Bond	—	119,658,109	—	101,460,304
Short Duration	33,646,212	77,057,791	39,106,972	39,769,519
Strategic Income	8,243,920,222	1,611,728,282	7,832,667,728	1,900,833,941

During the year ended October 31, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2021, and October 31, 2020, was as follows:

	For the Year Ended October 31, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	202,967	45,090	(249,159)	(1,102)	389,686	30,030	(206,005)	213,711
Institutional Class	21,482,101	1,277,846	(11,692,810)	11,067,137	20,633,874	722,228	(9,595,598)	11,760,504
Class A	709,333	68,226	(757,602)	19,957	1,123,321	43,965	(902,085)	265,201
Class C	14,968	3,863	(76,663)	(57,832)	127,930	2,992	(151,163)	(20,241)
Class R6	459,914	10,331	(77,967)	392,278	123,398	1,574	(163,798)	(38,826)
Emerging Markets Debt
Institutional Class	10,459,996	941,125	(2,712,110)	8,689,011	15,000,638	855,192	(15,573,766)	282,064
Class A	49,142	4,545	(154,797)	(101,110)	51,232	10,485	(276,167)	(214,450)
Class C	25,789	2,108	(16,530)	11,367	39,230	1,848	(16,996)	24,082

	For the Year Ended October 31, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Floating Rate Income
Institutional Class	21,946,079	898,825	(3,887,197)	18,957,707	7,357,319	800,576	(13,926,118)	(5,768,223)
Class A	689,810	19,723	(372,300)	337,233	363,502	19,762	(319,590)	63,674
Class C	213,041	13,988	(194,735)	32,294	32,712	21,872	(670,180)	(615,596)
High Income
Investor Class	586,328	399,504	(1,687,734)	(701,902)	1,243,612	462,100	(2,613,475)	(907,763)
Institutional Class	29,992,787	5,265,773	(44,116,441)	(8,857,881)	73,985,981	6,396,324	(115,117,838)	(34,735,533)
Class A	5,338,271	71,083	(5,619,406)	(210,052)	4,714,570	92,438	(5,566,351)	(759,343)
Class C	23,547	19,678	(174,049)	(130,824)	45,211	28,868	(774,042)	(699,963)
Class R3	41,284	8,861	(58,383)	(8,238)	54,318	10,529	(342,147)	(277,300)
Class R6	14,283,297	1,993,997	(8,316,990)	7,960,304	39,660,772	3,467,912	(94,349,369)	(51,220,685)
Municipal High Income
Institutional Class	3,786,581	327,918	(2,127,296)	1,987,203	2,213,492	351,347	(2,729,598)	(164,759)
Class A	101,463	1,718	(89,281)	13,900	9,817	1,644	(33,403)	(21,942)
Class C	4,612	266	(18,605)	(13,727)	3,087	791	(32,158)	(28,280)
Municipal Impact
Institutional Class	1,526,008	73,198	(391,585)	1,207,621	302,968	75,127	(195,388)	182,707
Class A	3,182	57	(329)	2,910	—	60	(57)	3
Class C	—	2	(553)	(551)	836	3	(288)	551
Municipal Intermediate Bond
Investor Class	72,387	18,670	(129,316)	(38,259)	144,987	20,116	(225,948)	(60,845)
Institutional Class	2,892,360	121,238	(1,700,064)	1,313,534	3,833,133	72,857	(1,794,292)	2,111,698
Class A	28,100	1,909	(77,084)	(47,075)	103,378	2,236	(41,711)	63,903
Class C	14,334	1,459	(46,183)	(30,390)	33,596	1,732	(90,563)	(55,235)

	For the Year Ended October 31, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Short Duration
Investor Class	145,061	71,935	(329,185)	(112,189)	268,566	77,547	(496,147)	(150,034)
Trust Class	197,511	10,268	(161,235)	46,544	124,391	8,398	(36,262)	96,527
Institutional Class	7,657,872	246,779	(3,480,304)	4,424,347	3,466,793	243,055	(3,723,468)	(13,620)
Class A	115,159	5,878	(48,235)	72,802	186,511	3,129	(88,028)	101,612
Class C	54,784	4,544	(130,344)	(71,016)	218,546	4,338	(126,020)	96,864
Strategic Income
Trust Class	50,823	31,214	(116,031)	(33,994)	239,860	29,089	(182,780)	86,169
Institutional Class	71,981,276	7,229,889	(58,111,498)	21,099,667	80,345,130	6,916,717	(98,623,806)	(11,361,959)
Class A	3,796,566	270,727	(3,874,125)	193,168	6,497,650	259,914	(5,607,997)	1,149,567
Class C	935,203	170,613	(1,906,545)	(800,729)	1,187,542	189,103	(3,826,019)	(2,449,374)
Class R6	10,914,603	1,505,149	(4,229,899)	8,189,853	5,792,507	1,155,827	(4,072,179)	2,876,155

Note E—Line of Credit:

At October 31, 2021, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2021. During the year ended October 31, 2021, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

Strategic Income	Value at October 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2021	Value at October 31, 2021
Neuberger Berman Global Monthly Income Fund Ltd.	$—	$2,363,561	$—	$67,320	$—	$70,352	1,973,605	$2,430,881
Sub-total for affiliates held as of 10/31/21(c)	$—	$2,363,561	$—	$67,320	$—	$70,352		$2,430,881

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

(c)  At October 31, 2021, the value of these securities amounted to 0.08% of net assets of Strategic Income.

Other: At October 31, 2021, affiliated persons owned outstanding shares of the following Funds:

Affiliated person(s) percentage ownership of outstanding shares
Core Bond	0.83%
Emerging Markets Debt	6.24%
Floating Rate Income	2.56%
High Income	0.74%
Municipal High Income	0.04%
Municipal Impact	0.06%
Municipal Intermediate Bond	0.00%
Strategic Income	1.62%

Note G—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—	$(0.41)
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
Institutional Class
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—	$(0.45)
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—	$(0.35)
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
Class A
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—	$(0.41)
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
Class C
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—	$(0.33)
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—	$(0.22)
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
Class R6
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—	$(0.46)
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—	$(0.36)
Period from 1/18/2019^ to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2021	$10.61	0.97%[b]		$13.7	0.88%	0.78%	1.17%	151%[c]
10/31/2020	$10.91	6.76%		$14.1	0.99%	0.80%	2.12%	111%[c]
10/31/2019	$10.51	10.81%[b]		$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$9.77	(2.83)%[b]		$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$10.31	0.54%[b]		$11.0	1.13%	0.86%	1.97%	175%[c]
Institutional Class
10/31/2021	$10.63	1.28%[b]		$578.1	0.43%	0.38%	1.56%	151%[c]
10/31/2020	$10.94	7.28%		$473.5	0.46%	0.40%	2.51%	111%[c]
10/31/2019	$10.53	11.24%[b]		$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$9.79	(2.52)%[b]		$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$10.34	0.95%[b]		$338.0	0.55%	0.46%	2.37%	175%[c]
Class A
10/31/2021	$10.60	0.97%[b]		$22.6	0.80%	0.78%	1.16%	151%[c]
10/31/2020	$10.90	6.76%		$23.0	0.84%	0.80%	2.11%	111%[c]
10/31/2019	$10.50	10.82%[b]		$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$9.76	(2.83)%[b]		$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$10.30	0.54%[b]		$22.4	0.93%	0.86%	1.96%	175%[c]
Class C
10/31/2021	$10.61	0.22%[b]		$1.4	1.57%	1.53%	0.43%	151%[c]
10/31/2020	$10.91	5.97%		$2.1	1.59%	1.55%	1.39%	111%[c]
10/31/2019	$10.51	9.99%[b]		$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$9.77	(3.55)%[b]		$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$10.31	(0.21)%[b]		$3.3	1.68%	1.61%	1.22%	175%[c]
Class R6
10/31/2021	$10.63	1.39%[b]		$7.2	0.33%	0.29%	1.64%	151%[c]
10/31/2020	$10.94	7.38%		$3.1	0.37%	0.30%	2.63%	111%[c]
Period from 1/18/2019^ to 10/31/2019	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—	$(0.34)
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)	$(0.37)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
Class A
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—	$(0.31)
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)	$(0.34)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
Class C
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—	$(0.25)
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)	$(0.28)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
Floating Rate Income Fund
Institutional Class
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—	$(0.36)
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)	$(0.41)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
Class A
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—	$(0.32)
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)	$(0.37)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
10/31/2021	$8.15	3.49%	$222.8	0.96%	0.79%	4.08%	59%
10/31/2020	$8.20	(0.62)%	$153.0	1.02%	0.79%[f]	4.69%	86%
10/31/2019	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$8.03	(6.15)%	$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$9.02	6.77%	$247.7	1.02%	0.81%	5.41%	64%
Class A
10/31/2021	$8.14	3.10%	$0.5	1.39%	1.16%	3.69%	59%
10/31/2020	$8.19	(1.01)%	$1.3	1.42%	1.16%[f]	4.33%	86%
10/31/2019	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$8.02	(6.51)%	$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$9.01	6.26%	$0.4	1.42%	1.16%	5.04%	64%
Class C
10/31/2021	$8.14	2.21%	$0.6	2.12%	1.91%	2.95%	59%
10/31/2020	$8.20	(1.62)%	$0.5	2.16%	1.91%[f]	3.52%	86%
10/31/2019	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$8.02	(7.21)%	$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$9.01	5.47%	$0.5	2.13%	1.90%	4.31%	64%
Floating Rate Income Fund
Institutional Class
10/31/2021	$9.80	8.12%	$341.3	0.80%	0.62%	3.67%	49%
10/31/2020	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
10/31/2019	$9.55	2.12%	$206.8	0.89%	0.71%[f]	5.16%	60%
10/31/2018	$9.85	3.45%	$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$9.94	4.14%	$335.8	0.82%	0.70%	3.67%	76%
Class A
10/31/2021	$9.80	7.72%	$10.6	1.20%	0.99%	3.29%	49%
10/31/2020	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
10/31/2019	$9.55	1.75%	$6.5	1.29%	1.08%[f]	4.80%	60%
10/31/2018	$9.85	3.07%	$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$9.94	3.76%	$17.4	1.21%	1.07%	3.27%	76%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class C
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—	$(0.25)
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)	$(0.30)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
High Income Bond Fund
Investor Class
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—	$(0.41)
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—	$(0.42)
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
Institutional Class
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—	$(0.43)
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—	$(0.43)
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
Class A
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—	$(0.39)
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—	$(0.39)
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
Class C
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—	$(0.33)
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—	$(0.34)
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class C
10/31/2021	$9.79	6.81%		$6.2	1.94%	1.75%		2.54%	49%
10/31/2020	$9.40	1.68%		$5.6	2.06%	1.82%		3.30%	81%
10/31/2019	$9.55	0.99%		$11.6	2.02%	1.84%[f]		4.07%	60%
10/31/2018	$9.85	2.30%		$16.7	1.97%	1.82%		3.17%	55%
10/31/2017	$9.94	2.99%		$20.6	1.95%	1.82%		2.53%	76%
High Income Bond Fund
Investor Class
10/31/2021	$8.68	9.21%[b]		$73.7	0.85%	0.85%[g]		4.63%	98%
10/31/2020	$8.33	2.85%		$76.5	0.85%	0.85%		4.99%	115%
10/31/2019	$8.52	7.72%		$86.0	0.86%	0.86%		5.44%	96%
10/31/2018	$8.35	0.14%[b]		$93.4	0.85%	0.85%		5.28%	46%
10/31/2017	$8.79	6.84	%be	$112.7	0.84%	0.80%[d]		5.38%[d]	62%
Institutional Class
10/31/2021	$8.69	9.38%[b]		$1,120.2	0.69%	0.69%[g]		4.79%	98%
10/31/2020	$8.34	3.02%		$1,148.7	0.69%	0.69%		5.14%	115%
10/31/2019	$8.53	7.89%		$1,471.8	0.70%	0.70%		5.60%	96%
10/31/2018	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%		5.44%	46%
10/31/2017	$8.80	6.82	%be	$1,519.4	0.70%	0.70%[d]		5.49%[d]	62%
Class A
10/31/2021	$8.68	8.91%[b]		$17.2	1.12%	1.12	%§g	4.34%	98%
10/31/2020	$8.33	2.56%		$18.2	1.12%	1.12	%§	4.69%	115%
10/31/2019	$8.52	7.43%		$25.1	1.17%	1.12%		5.23%	96%
10/31/2018	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%		4.98%	46%
10/31/2017	$8.79	6.49	%be	$76.8	1.14%	1.12%[d]		5.05%[d]	62%
Class C
10/31/2021	$8.70	8.27%[b]		$5.0	1.83%	1.83%[g]		3.65%	98%
10/31/2020	$8.34	1.74%		$5.9	1.82%	1.82%		4.04%	115%
10/31/2019	$8.54	6.81%		$12.0	1.83%	1.83%		4.48%	96%
10/31/2018	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%		4.31%	46%
10/31/2017	$8.81	5.77	%be	$23.6	1.81%	1.81%[d]		4.38%[d]	62%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R3
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—	$(0.37)
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—	$(0.38)
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
Class R6
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—	$(0.43)
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—	$(0.44)
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
Municipal High Income Fund
Institutional Class
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—	$(0.30)
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
Class A
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—	$(0.26)
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—	$(0.28)
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
Class C
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—	$(0.18)
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R3
10/31/2021	$8.69	8.68%[b]		$1.8	1.33%	1.33%[g]		4.14%	98%
10/31/2020	$8.34	2.35%		$1.8	1.34%	1.34%		4.49%	115%
10/31/2019	$8.53	7.37%		$4.2	1.30%	1.30%		4.98%	96%
10/31/2018	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$8.80	6.20	%be	$12.3	1.37%	1.37	%d§	4.81%[d]	62%
Class R6
10/31/2021	$8.70	9.48%[b]		$385.3	0.59%	0.59%[g]		4.88%	98%
10/31/2020	$8.35	3.12%		$303.2	0.59%	0.59%		5.26%	115%
10/31/2019	$8.54	8.12%		$747.4	0.60%	0.60%		5.69%	96%
10/31/2018	$8.36	0.26%[b]		$712.4	0.63%	0.63%		5.48%	46%
10/31/2017	$8.81	7.03	%be	$1,503.1	0.61%	0.61%[d]		5.56%[d]	62%
Municipal High Income Fund
Institutional Class
10/31/2021	$10.82	7.83%		$145.1	0.77%	0.50%		2.76%	59%
10/31/2020	$10.32	0.46%		$117.9	0.81%	0.51%		3.05%	112%
10/31/2019	$10.59	9.62%		$122.7	0.86%	0.50%		3.46%	112%
10/31/2018	$10.00	1.61%		$87.6	0.88%	0.51%		3.58%	106%
10/31/2017	$10.20	2.24%		$96.1	0.86%	0.50%		3.53%	107%
Class A
10/31/2021	$10.81	7.44%		$1.1	1.19%	0.87%		2.40%	59%
10/31/2020	$10.31	0.09%		$0.9	1.24%	0.88%		2.68%	112%
10/31/2019	$10.58	9.13%		$1.1	1.30%	0.87%		3.10%	112%
10/31/2018	$10.00	1.24%		$0.8	1.35%	0.88%		3.23%	106%
10/31/2017	$10.20	1.87%		$0.3	1.40%	0.87%		3.20%	107%
Class C
10/31/2021	$10.83	6.63%		$0.2	2.00%	1.62%		1.64%	59%
10/31/2020	$10.33	(0.57)%		$0.3	1.94%	1.63%		1.94%	112%
10/31/2019	$10.59	8.41%		$0.7	1.99%	1.62%		2.32%	112%
10/31/2018	$10.00	0.38%		$0.5	2.01%	1.63%		2.46%	106%
10/31/2017	$10.21	1.20%		$0.7	1.99%	1.62%		2.41%	107%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund
Institutional Class
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—	$(0.37)
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—	$(0.42)
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
Class A
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—	$(0.30)
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—	$(0.36)
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—	$(0.17)
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—	$(0.26)
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—	$(0.27)
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
Institutional Class
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—	$(0.28)
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—	$(0.29)
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund
Institutional Class
10/31/2021	$17.72	1.59%	$83.8	0.84%		0.43%		1.65%		20%
10/31/2020	$17.81	3.29%	$62.7	0.93%		0.43%		1.92%		42%
10/31/2019	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$17.32	0.84%[e]	$59.5	0.92%		0.92%[d]		2.24%[d]		46%
Class A
10/31/2021	$17.73	1.22%	$0.1	1.43%		0.80%		1.29%		20%
10/31/2020	$17.82	2.90%	$0.1	1.12%		0.80%		1.55%		42%
10/31/2019	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
10/31/2021	$17.73	0.46%	$0.0	2.22%		1.55%		0.55%		20%
10/31/2020	$17.82	2.14%	$0.0	2.01%		1.55%		0.77%		42%
10/31/2019	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2021	$12.09	2.86%	$12.1	0.60%		0.45%		1.71%		43%
10/31/2020	$12.01	2.02%	$12.5	0.66%		0.45%		2.00%		93%
10/31/2019	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
Institutional Class
10/31/2021	$12.08	3.02%	$224.4	0.44%		0.30%		1.86%		43%
10/31/2020	$12.00	2.17%	$207.2	0.47%		0.30%		2.13%		93%
10/31/2019	$12.03	8.63%	$182.3	0.55%		0.42%		2.54%		92%
10/31/2018	$11.38	(0.95)%	$204.3	0.55%		0.46%		2.32%		98%
10/31/2017	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—	$(0.24)
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—	$(0.24)
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
Class C
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—	$(0.14)
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—	$(0.15)
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
Short Duration Bond Fund
Investor Class
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—	$(0.23)
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—	$(0.23)
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
Trust Class
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—	$(0.21)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
Institutional Class
10/31/2021	$7.72	$0.20	$0.05	$0.25	$(0.24)	$—	$—	$(0.24)
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—	$(0.24)
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2021	$12.07	2.64%	$2.0	0.82%	0.67%	1.50%	43%
10/31/2020	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
10/31/2019	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%
10/31/2018	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%
10/31/2017	$11.79	0.96%	$6.7	0.96%	0.87%	1.72%	71%
Class C
10/31/2021	$12.08	1.87%	$1.6	1.58%	1.42%	0.74%	43%
10/31/2020	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
10/31/2019	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
Short Duration Bond Fund
Investor Class
10/31/2021	$7.73	3.06%[b]	$19.6	0.94%	0.55%	2.34%	91%
10/31/2020	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
10/31/2019	$7.80	4.40%[b]	$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
Trust Class
10/31/2021	$7.37	2.96%[b]	$3.0	1.11%	0.65%	2.24%	91%
10/31/2020	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
10/31/2019	$7.43	4.25%[b]	$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
Institutional Class
10/31/2021	$7.73	3.26%[b]	$90.0	0.74%	0.35%	2.53%	91%
10/31/2020	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
10/31/2019	$7.79	4.62%[b]	$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—	$(0.20)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
Class C
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—	$(0.15)
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—	$(0.15)
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
Strategic Income Fund
Trust Class
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—	$(0.44)
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
Institutional Class
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—	$(0.48)
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—	$(0.43)
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
Class A
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—	$(0.44)
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
10/31/2021	$7.36	2.75%[b]	$2.0	1.13%	0.72%		2.18%	91%
10/31/2020	$7.36	1.89%	$1.5	1.18%	0.73%		2.67%	165%
10/31/2019	$7.43	4.18%[b]	$0.8	1.17%	0.76%		1.92%	131%
10/31/2018	$7.30	0.11%[b]	$1.4	1.24%	0.81%		1.28%	99%
10/31/2017	$7.42	0.20%[b]	$2.5	1.24%	0.87%		0.69%	107%
Class C
10/31/2021	$7.37	2.12%[b]	$1.5	1.88%	1.47%		1.40%	91%
10/31/2020	$7.36	1.13%	$2.1	1.92%	1.48%		1.92%	165%
10/31/2019	$7.43	3.55%[b]	$1.4	1.92%	1.51%		1.26%	131%
10/31/2018	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%		0.57%	99%
10/31/2017	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%		(0.06)%	107%
Strategic Income Fund
Trust Class
10/31/2021	$11.41	8.19%[b]	$9.6	0.99%	0.95%[g]		2.88%	114%[c]
10/31/2020	$10.96	3.41%[b]	$9.6	1.02%	0.94%		3.24%	107%[c]
10/31/2019	$10.99	7.60%[b]	$8.6	1.02%	0.94%		3.53%	113%[c]
10/31/2018	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%		3.37%	116%[c]
10/31/2017	$11.15	4.09%[b]	$20.0	1.00%	0.94%		3.03%	136%[c]
Institutional Class
10/31/2021	$11.42	8.56%[b]	$2,560.0	0.60%	0.60%[g]		3.22%	114%[c]
10/31/2020	$10.97	3.87%[b]	$2,227.5	0.61%	0.59%		3.59%	107%[c]
10/31/2019	$10.99	7.87%[b]	$2,357.5	0.62%	0.59%		3.84%	113%[c]
10/31/2018	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%		3.75%	116%[c]
10/31/2017	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%		3.37%	136%[c]
Class A
10/31/2021	$11.43	8.13%[b]	$133.3	1.00%	1.00	%§g	2.82%	114%[c]
10/31/2020	$10.98	3.46%[b]	$125.9	0.99%	0.99	%§	3.19%	107%[c]
10/31/2019	$11.00	7.44%[b]	$113.5	1.01%	0.99%		3.45%	113%[c]
10/31/2018	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%		3.32%	116%[c]
10/31/2017	$11.17	4.03%[b]	$193.1	1.02%	1.00%		2.98%	136%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—	$(0.36)
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
Class R6
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—	$(0.49)
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—	$(0.44)
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
10/31/2021	$11.42	7.47%[b]	$67.3	1.73%	1.70%[g]	2.13%	114%[c]
10/31/2020	$10.96	2.64%[b]	$73.4	1.73%	1.69%	2.49%	107%[c]
10/31/2019	$10.99	6.70%[b]	$100.5	1.74%	1.69%	2.75%	113%[c]
10/31/2018	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
Class R6
10/31/2021	$11.41	8.67%[b]	$439.3	0.50%	0.50%[g]	3.32%	114%[c]
10/31/2020	$10.96	3.97%[b]	$332.2	0.51%	0.49%	3.68%	107%[c]
10/31/2019	$10.98	7.98%[b]	$301.4	0.52%	0.50%	3.94%	113%[c]
10/31/2018	$10.61	(0.83)%[b]	$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$11.15	4.52%[b]	$311.0	0.56%	0.52%	3.43%	136%[c]

Notes to Financial Highlights Income Funds

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (e) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived pursuant to terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended October 31,
	2021	2020	2017
High Income Class A	1.09%	1.04%	—
High Income Class R3	—	—	1.35%
Strategic Income Class A	0.98%	0.99%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2021. The class action proceeds received in 2020, 2019, 2018 and 2017 had no impact on the Funds' total returns for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2021	2020	2019	2018	2017
Core Bond	243%	186%	187%	224%	269%
Strategic Income	308%	344%	325%	345%	352%

Notes to Financial Highlights Income Funds (cont'd)

d  The custodian expenses refund noted in (e) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Investor Class	0.84%	5.34%
High Income Institutional Class	0.70%	5.49%
High Income Class A	1.14%	5.05%
High Income Class C	1.81%	4.38%
High Income Class R3	1.37%	4.81%
High Income Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

e  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

f  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020) and Floating Rate Income (2019) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt and Floating Rate Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2020	2019
Emerging Markets Debt Institutional Class	0.79%	—
Emerging Markets Debt Class A	1.16%	—
Emerging Markets Debt Class C	1.91%	—
Floating Rate Income Institutional Class	—	0.71%
Floating Rate Income Class A	—	1.08%
Floating Rate Income Class C	—	1.84%

g  Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2021 for High Income and Strategic Income.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Municipal Impact Fund (the "Funds"), each a series of Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 21, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund and the Board of Trustees of Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund (collectively referred to as the "Funds"), five of the series constituting Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2021 and the related statements of operations, the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the series constituting Neuberger Berman Income Funds) at October 31, 2021, the results of their operations, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2021

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	47

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			47

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	47

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2020 through March 31, 2021. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 21, 2021, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and NBEL in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and for NBEL, by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and NBEL.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management, NBEL, and their affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided.

Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management or NBEL. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and NBEL's largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic and their success in continuously providing services to the Funds not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as, changes in fixed-income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management and NBEL in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense

Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the second quintile for the 3- and 5-year periods, and the third quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the second quintile and total expenses ranked in the first quintile.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 5-year periods and lower for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 10-year periods and the second quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's ranking was in the third quintile of its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. The Board further noted that Management proposed and the Board approved a reduction in the contractual management fee and expense limitation agreement in January 2021. In addition, the Board met with a member of the portfolio management team in December 2020 to discuss the Fund's performance.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 3-, and 5-year periods and the third quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fifth quintile and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's ranking was in the third quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the

Board met with a member of the portfolio management team in December 2020 to discuss the Fund's performance.

•  Neuberger Berman Municipal High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2015 and therefore does not have a 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. In addition, the Board met with members of the portfolio management team in March 2021 to discuss the Fund's performance.

•  Neuberger Berman Municipal Impact Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the fifth quintile for the 5-year period. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 10-year performance under NBIA's management. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked first out of five funds and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board took into account that the Fund adopted a new investment strategy and benchmark on June 16, 2018, and that the management fee was substantially reduced at that time. Accordingly, the Board noted that the fee and performance information for earlier periods does not reflect the current strategy or fee arrangement and therefore the utility of such comparisons is limited until the Fund's new investment strategy has a longer track record. In addition, the Board met with members of the portfolio management team in March 2021 to discuss the Fund's performance.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 10-year periods, and the second quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio management team in March 2021 to discuss the Fund's performance.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the third quintile for the 3- and 10-year periods, and the fourth quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 5-, and 10-year periods and lower for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 3-, and 10-year periods and the third quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the first quintile.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

For the fiscal period ended October 31, 2021, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax, are as follows:

Municipal High Income	98.92%
Municipal Impact	99.40%
Municipal Intermediate Bond	95.48%

For the fiscal year ended October 31, 2021, certain Funds make the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income.

	Capital Gains Distributions	Qualified Dividend Income
Municipal Impact	$263,414	$—
Municipal Intermediate Bond	857,533	—
Short Duration	—	114,618
Strategic Income	4,928,750	70,367

In January 2022, you will receive information to be used in filing your 2021 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2021. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648 12/21

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, and July 11, 2003, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, and March 11, 2013, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $251,768 and $259,369 for the fiscal years ended 2020 and 2021, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $112,650 and $114,925 for the fiscal years ended 2020 and 2021, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $145,850  and $118,250 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and  $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0%  of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons

Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $145,850 and $118,250 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 4, 2022

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 4, 2022